As filed with the Securities and Exchange Commission on April 12, 2019
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
CIK No. 0001080299

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 36
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 69
Lincoln Life Flexible Premium Variable Life Account S
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esq.
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
Scott C. Durocher
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2018 was filed March 26, 2019.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2019 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on December 17, 2018 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 18, 2018.

Supplement Dated May 1, 2019 to Prospectuses Dated May 1, 2019

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Dimensional Fund Advisors, LP)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	BlackRock Variable Series Funds II, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Eaton Vance Variable Trust
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust

•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2019

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and,
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therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such
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systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses for the year ended December 31, 2018. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.07% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.68%. These waivers and reductions generally extend through April 30, 2020 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
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How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Eaton Vance Variable Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its
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representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
•	Invesco V.I. Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation. This fund will be available on or about May 24, 2019. Consult your registered representative.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Income and Growth Fund (Class I): Capital growth; income is a secondary consideration.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	American Century VP International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	American Century VP Mid Cap Value (Class I): Long-term capital growth; income is a secondary objective.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	American Funds Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
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•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	American Funds International Fund (Class 2): Long-term growth of capital.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
BlackRock Variable Series Funds II, Inc., advised by BlackRock Advisors, LLC
•	BlackRock High Yield V.I. Fund (Class I): Maximize total return, consistent with income generation and prudent investment management.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	DWS Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
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Eaton Vance Variable Trust, advised by Eaton Vance Management
•	Eaton Vance VT Floating-Rate Income Fund (Initial Class): To provide a high level of current income.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Asset Manager Portfolio (Service Class): To obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
This fund will be available on or about May 1, 2019. Consult your registered representative.
•	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
This fund will be available on or about May 1, 2019. Consult your registered representative.
•	Fidelity® VIP Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Real Estate Portfolio (Service Class): Above average income and long-term capital growth, consistent with reasonable investment risk.
This fund will be available on or about May 1, 2019. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
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•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio (Class II): Total return.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Janus Henderson Flexible Bond Portfolio (Service Shares): To obtain maximum total return, consistent with preservation of capital.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
•	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1): Capital growth over the long term. This fund will be available on or about May 1, 2019. Consult your registered representative.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
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•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
This fund will be merging into LVIP ClearBridge QS Select Large Cap Managed Volatility (Standard Class) on or about May 24, 2019.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility (Standard Class): Long-term capital appreciation.
This fund will be available to existing Cases as of May 2, 2016 only on or about May 24, 2019. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
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•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Market Equity Index (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
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•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
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MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Mid Cap Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT New Discovery Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Bond Series (Initial Class): Total return with an emphasis on current income. This fund will be available on or about May 1, 2019. Consult your registered representative.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Technology Portfolio (Initial Class): Capital appreciation.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	MFS® VIT III Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
This fund will be reorganized into the Invesco V.I. Oppenheimer Main Street Small Cap Fund®/ VA (Non-Service Shares) on or about May 24, 2019.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in
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prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unite investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
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Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
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In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3%	0.5%
3	2%	0.5%
4-7	1%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
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Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%

The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
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Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
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YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed
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Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents. If this Policy is corporate owned, we may ask for date and state of incorporation.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned
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Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business
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days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the
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parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
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2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
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a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
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On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
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The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
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The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference
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between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
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Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
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Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
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Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
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State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received in Good Order at our Administrative Office. The end of the Valuation Period is before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day). There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
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We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
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1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of but not less than 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of but not less than 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
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2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theTotal Account Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
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Option change	Impact
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date.  If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date.  There may be circumstances under which the NYSE
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may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be
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transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
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Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test elected at Policy issue cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right
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to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a
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series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
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Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale. These new reporting requirements are effective for reportable policy sales that occur after December 31, 2017, and for reportable death benefits paid after December 31, 2017.
In Notice 2018-41, the IRS announced its intention to issue proposed regulations providing guidance to assist taxpayers in complying with the new information reporting obligations under Section 6050Y. In the Notice, the IRS
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also announced that for reportable policy sales and payments of reportable death benefits occurring after December 31, 2017, and before the date final regulations under Section 6050Y are published, it intends to allow additional time after the date final regulations are published to file the returns and furnish the written statements required by Section 6050Y.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is
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reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2018 financial statements of the Separate Account and the December 31, 2018 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

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Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next
Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
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Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2019
Relating to Prospectus Dated May 1, 2019 for
Lincoln Corporate Variable 5 product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On November 12, 1998, the Lincoln Life Flexible Premium Variable Life Account S (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $14,468,442 in 2018, $15,705,505 in 2017 and $15,804,106 in 2016 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
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important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
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unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise comprise Lincoln Life Flexible Premium Variable Life Account S, as of December 31, 2018, the related statement of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
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Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
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Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
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ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2018 financial statements of the Separate Account and the December 31, 2018 consolidated financial statements of the Company follow.
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Supplement Dated May 1, 2019 to Prospectuses Dated May 1, 2019

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Dimensional Fund Advisors, LP)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	BlackRock Variable Series Funds II, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Eaton Vance Variable Trust
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust

•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2019

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and,
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therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such
4

systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.[2]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Customized Benefit Enhancement Rider	N/A	There is no charge for this rider.
Earnings Stabilization Rider	N/A	There is no charge for this rider.
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
2 For Policies issued on or after June 5, 2017, the greater of 1.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. See the section headed “Policy Loan Interest” in the Policy Charges and Fees section of this prospectus.
Table III shows the annual fund fees and expenses for the year ended December 31, 2018. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.07% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.68%. These waivers and reductions generally extend through April 30, 2020 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of
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time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
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How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Eaton Vance Variable Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its
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representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
•	Invesco V. I. Oppenheimer Main Street Small Cap Fund® (Series I Shares): Capital appreciation. This fund will be available on or about May 24, 2019. Consult your registered representative.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
•	American Century VP Mid Cap Value Fund (Class I): Long-term capital growth; income is a secondary objective.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	American Funds Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
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•	American Funds International Fund (Class 2): Long-term growth of capital.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
BlackRock Variable Series Funds II, Inc., advised by BlackRock Advisors, LLC
•	BlackRock High Yield V.I. Fund (Class I): To maximize total return, consistent with income generation and prudent investment management.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Eaton Vance Variable Trust, advised by Eaton Vance Management
•	Eaton Vance VT Floating-Rate Income Fund (Initial Class): To provide a high level of current income.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
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•	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
This fund will be available on or about May 1, 2019. Consult your registered representative.
•	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
This fund will be available on or about May 1, 2019. Consult your registered representative.
•	Fidelity® VIP Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Real Estate Portfolio (Service Class): Agove average income and long-term capital growth, consistent with reasonable investment risk.
This fund will be available on or about May 1, 2019. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio (Class II): Total return.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
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•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
•	JPMorgan Insurance Trust Small Cap Core (Class 1): Capital growth over the long term. This fund will be available on or about May 1, 2019. Consult your registered representative.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
This fund will be merging into LVIP ClearBridge QS Select Large Cap Managed Volatility (Standard Class) on or about May 24, 2019.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is will be available on or about May 24, 2019 to existing Cases as of May 2, 2016 only. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
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•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
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•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Market Equity Index (Standard Class): To seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Cases as of November 7, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
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•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Mid Cap Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT New Discovery Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Total Return Bond Series (Initial Class): Total return. This fund will be available on or about May 1, 2019. Consult your registered representative.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Technology Portfolio (Initial Class): Capital appreciation.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	MFS® VIT III Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA Non-Service Shares: Capital appreciation.
This fund will be reorganized into the Invesco Oppenheimer Main Street Small Cap Fund®(Series I Shares) on or about May 24, 2019.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class): To seek maximum total return, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
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•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unite investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
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If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares
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voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
For Policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
For Policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled “Lapse and Reinstatement”, to pay an amount that will prevent the lapse from occurring.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
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Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1%
2	3%	1%
3-4	2%	1%
5-7	1.5%	1%
8+	1%	1%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
11-20	0.10%-0.15%
21 and after	0.10%

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The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies), or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
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Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
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The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents. If this Policy is corporate owned, we may ask for date and state of incorporation.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
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You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period
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after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after
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purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
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Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
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Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
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Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
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1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
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2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
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The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider (“CBE”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Value and Loan Spread Enhancement Rider.
The rider provides a Customized Benefit Enhancement (“CBE”) which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.
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In calculating the CBE, we first determine the “CBE Balance”. The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any Partial Surrender activity throughout the year. We also consider whether or not a term insurance rider has been chosen. These calculations are explained below.
The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or “CBE Amount”), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.
Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.
Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:
a.	the Net Accumulation Value, less;
b.	any accrued loan interest not yet charged; plus
c.	the CBE Amount, if any.
As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a term insurance rider. Accordingly, assuming you effect an Eligible Surrender:
1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Policy Specified Amount: $3,000,000
Target Face Amount: $3,000,000
Premium Paid: $120,000.00
Target Premium: $121,113.42
CBE Percentage Rate: 9%
Maximum CBE Percentage Rate: 11%
Partial Surrender: $0
At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:
(a)	Premium paid: $120,000.00;
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(b)	Partial Surrenders: $0;
(c)	Target Premium: $121,113.42;
In this example, the CBE Balance calculated at the end of the first Policy Year is $120,000.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as (d) times (e), where:
(d)	CBE Balance: $120,000;
(e)	CBE Percentage Rate: 9%;
In this example, the CBE Amount is $10,800.
In each Policy Year after the first (i.e. “Subsequent Policy Year”), the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.
2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 55
Policy Specified Amount: $1,500,000
Target Face Amount: $2,000,000
Premium Paid: $134,100.00
Target Premium: $100,612.91
CBE Percentage Rate: 10.5%
Maximum CBE Percentage Rate: 11%
Minimum Adjustment Factor: 0.75%
Term Blend Adjustment Factor: 0.9375%
Partial Surrender: $10,000
At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:
(a)	Premium paid: $134,100.00;
(b)	Partial Surrenders: $10,000;
(c)	Target Premium $100,612.91
(d)	Target Face Amount $2,000,000
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(e)	Policy Specified Amount $1,500,000
In this example, the CBE Balance calculated at the end of the first Policy Year is $124,100.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:
(f)	Maximum CBE Percentage Rate: 11%
(g)	CBE Balance: $124,100
(h)	Term Blend Adjustment Factor: 0.9375%
(i)	CBE Percentage Rate: 10.5%;
In this example, the CBE Amount is $12,779.81.
In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.
In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.
The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:
(1)	is the Minimum Adjustment Factor, as shown on the Rider Specifications page.
(2)	is one minus the Minimum Adjustment Factor.
(3)	is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	the amount determined under the death benefit option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Earnings Stabilization Rider.   The Policy can be issued with an Earnings Stabilization Rider (“ESR”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Adjustable Benefit Enhancement Rider, Customized Benefit Enhancement Rider or the Surrender Value and Loan Spread Enhancement Rider.
In order to receive the Full Surrender Value and the Earnings Stabilization Enhancement, you must provide us with six months advance notice in writing of your intent to surrender. If you request a Full Surrender without the six months advance notice, you will receive only the Surrender Value of your Policy without any additional
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amount provided by this rider. The Earnings Stabilization Enhancement will not be paid. We reserve the right to waive this notice requirement at any time. Please contact your registered representative to determine if a waiver is currently in effect.
This rider provides an Earnings Stabilization Enhancement which is an amount that will be added to the Surrender Value provided under your Policy upon an Eligible Surrender. The Earnings Stabilization Enhancement is available only within the first 10 Policy Years after the Case Date shown on the Rider Specification page of your Policy. A Case is all inforce life insurance policies issued within the same company and the Case Date is the first policy issued under that Case. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The Earnings Stabilization Enhancement is not an amount or value used when determining whether a Policy will Lapse or in calculating amounts available for Policy Loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the Earnings Stabilization Enhancement is not payable.
Under the terms of the rider, in determining the amount of your Surrender Proceeds in lieu of the Surrender Value as described in your Policy, we will pay an amount equal to:
1.	The Surrender Value on the date of the Eligible Surrender; plus
2.	The Earnings Stabilization Enhancement, if any.
The Earnings Stabilization Enhancement is calculated each calendar day and is the lesser of (a) or (b), multiplied by (c) where:
(a) is the Target Enhancement Amount.
(b) is the Maximum Enhancement Amount.
(c)	is the Earnings Stabilization Multiplier.
(a) Target Enhancement Amount. On each calendar day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of your Policy and is guaranteed never to be less than zero. To calculate the Target Enhancement Amount, we first determine the Target Surrender Value. On the Policy Date, the Target Surrender Value is equal to the initial Premium paid. Thereafter, on each calendar day, the Target Surrender Value will be calculated as (1), plus (2), minus (3), plus (4), where:
(1) is the Target Surrender Value as of the prior Monthly Anniversary Day.
(2) is the sum of all Premiums received since the prior Monthly Anniversary Day.
(3) is the sum of any Partial Surrenders since the prior Monthly Anniversary Day.
(4) is daily equivalent interest on items (1) and (2) and (3) calculated using the Target Yield Rate as shown on the Rider Specification Pages and below.
Target Yield Rate.   The Target Yield Rates are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Target Yield Rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	6	4%
2	6.5%	7	3%
3	6%	8	2%
4	5.5%	9	1%
5	5%	10	0.5%
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(b) Maximum Enhancement Amount.   The Maximum Enhancement Amount is calculated each calendar day while this rider is in effect, as the sum of (1) plus (2), multiplied by (3), and, if applicable, multiplied by (4) where:
(1) is the Maximum Enhancement Premium.
(2) is the cumulative Maximum Enhancement Premium for each previous Policy Year.
(3) is the applicable Maximum Enhancement Rate.
(4) is the Term Blend Adjustment Factor.
Maximum Enhancement Premium. The Maximum Enhancement Premium for any given year is calculated as the lesser of (1) or (2) where:
(1) is the sum of the Premiums paid during the Policy Year less the sum of any Partial Surrenders during the Policy Year.
(2) is the Target Premium for the Policy Year; multiplied by the ratio of the Target Specified Amount to the Basic Policy Specified Amount of your Policy.
Maximum Enhancement Rate.   The Maximum Enhancement Rate is expressed as a percentage, is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	13%	6	6%
2	12%	7	4%
3	11%	8	3%
4	11%	9	2%
5	9%	10	1%
If a term insurance rider is attached to your Policy and in effect, the Maximum Enhancement Amount in any Policy Year will also be multiplied by the Term Blend Adjustment Factor.
Term Blend Adjustment Factor. The Term Blend Adjustment Factor is determined at issue and may change as the result of increases, decreases and Partial Surrender. The Term Blend Adjustment Factor will equal (1) multiplied by (2) plus (3) where:
(1) is the ratio of the Base Policy Specified Amount to the Target Specified Amount of your Policy, as shown on the Policy Specification page.
(2) is 0.25
(3) is 0.75
The Term Blend Adjustment Factor is equal to 1.0 if no term insurance rider is attached to the Policy or if the term insurance rider on the Policy has been terminated after issue.
(c) Earnings Stabilization Multiplier. The Earnings Stabilization Multiplier is calculated by determining the current values of the following:
(1)	the Fixed Account
(2)	money market Sub-Accounts; and
(3)	non-money market Sub-Accounts.
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We then take the sum of the cumulative current values invested in each investment allocation noted above to determine the Net Accumulation Value of the Policy. Once the Net Accumulation Value of the Policy is determined, we then calculate the Daily Stabilization Factor applicable to the Policy.
The Daily Stabilization Factor. The Daily Stabilization Factor is calculated daily on each calendar day as (1) minus (2) multiplied by (3), where:
(1) is 1.
(2) is 1 minus the Earnings Stabilization Multiplier Floor Rate.
(3) is the sum of the Fixed Account and money market Sub-Account values of the Policy divided by the Net Accumulation Value.
Earnings Stabilization Multiplier Floor Rate. The Earnings Stabilization Multiplier Floor Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Earnings Stabilization Multiplier Floor Rate is 50.000%.
Once the Daily Stabilization Factor is determined, we then calculate the Earnings Stabilization Multiplier as follows:
In the first Policy Year, the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of all Daily Stabilization Factors since the Policy Date divided by the sum of the number of calendar days since the Policy Date. Thereafter, in each subsequent Policy Year the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of the previous 365 Daily Stabilization Factors divided by 365.
As noted above, in determining the Earnings Stabilization Enhancement we consider whether or not you have elected a term insurance rider.
For Policies without a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy without a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value: $0
(b) Premiums received: $25,000
(c) Any Partial Surrender: $0
(d) Daily equivalent interest on items (a) and (b) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
This results in a Target Surrender Value at the end of Policy Year 1 to be $26,250.
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The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 multiplied by ($750,000/$750,000) = $30,279.95; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 or $4,000
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $4,000
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $4,000) = $3,200
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,200) which equals $25,200.
For Policies with a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy with a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Term Policy Specified Amount: $250,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the current Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value as of the rider’s Effective Date: $0
(b) All Premiums received in the first Policy Year: $25,000
(c) Any Partial Surrender in the first Policy Year: $0
(d) Daily equivalent interest on items (a) and (b) and (c) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
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Thus, the Target Surrender Value at the end of Policy Year 1 is $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b) multiplied by (c), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 ($1,000,000/$750,000) = $40,373.27; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
(c) the Term Blend Adjustment Factor multiplied by (Base Specified Amount/Total Specified Amount):
0.75 + 0.25 multiplied by (750,000/1,000,000) = 0.9375
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 x 0.9375 or $3,750
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $3,750
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $3,750) = $3,000
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,000) which equals $25,000.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	The amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	An amount equal to the Accumulation Value of the Policy plus any applicable Earnings Stabilization Enhancement available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table of the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
Please note that the Earnings Stabilization Enhancement calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
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a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
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a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
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The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Surrender Value and Loan Spread Enhancement Rider. The Policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.
Surrender Value Enhancement. If this rider is included with your Policy and you effect an “Eligible Surrender” within the first four Policy Years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of the Policy’s Surrender Value are not “Eligible Surrenders”. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.
The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:
(a) is the applicable Surrender Value Enhancement Rate
(b) is the Term Blend Adjustment Factor; and
(c) is the cumulative Surrender Value Enhancement Premium; and
(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)
These terms are explained below.
Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your Policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your Policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.
Term Blend Adjustment Factor. If you do not have a term insurance rider in effect under your Policy, the Term Blend Adjustment Factor is equal to 1.0. If a term insurance rider is in effect under your Policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:
(a) is your Policy Specified Amount on the date of the Eligible Surrender;
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(b) is the total of your Policy Specified Amount and any additional Specified Amount provided under a term insurance rider in effect as of the date of Eligible Surrender;
(c) is .70;
(d) is .30.
Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:
(1) is the sum of the policy Premiums paid during the Policy Year; less the sum of any Partial Surrenders paid during the Policy Year; or
(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base Policy’s Specified Amount. The Target Premium, Target Specified Amount and base Policy’s Specified Amount are all shown in the Policy. As provided in the Policy, the Target Premium is subject to change based on future changes you make to the Policy (i.e. withdrawals, changes in Specified Amount).
Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement Premiums you have paid to date as of the date of the Eligible Surrender.
Surrender Value Enhancement Multiplier. This number is found in your Policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.
The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of Policy Year two.
Sample Policy:
Insured: Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Surrender Value: $103,391.04
At the end of Policy Year two based on the above sample policy the calculation would be as follows:
(a) Surrender Value Enhancement Rate: 4%
(b) Term Blend Adjustment Factor: 1%
(c) Cumulative Surrender Value Enhancement Premium: $100,000.00
(d) Surrender Value Enhancement Multiplier: 100%
Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.
Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later Policy Years.
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The difference between the interest rate we charge you for Policy Loans and the interest we credit to your Policy’s Loan Collateral Account represents your net cost of borrowing and is called the “Loan Spread.” The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:
(a) the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b) the Loan Spreads that would be available with respect to any outstanding Policy Loans.
Accordingly, if you have outstanding Policy Loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your Policy for the option you have chosen.
For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your Policy Loans would experience a Loan Spread rate of .50% during the first 10 Policy Years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 Policy Years and 0% thereafter.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	0.50%	0.50%
Option 2 – 75%	0.50%	0.25%
Option 3 – 50%	0.50%	0.00%
Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	$4,000	0.50%	0.50%
Option 2 – 75%	$3,000	0.50%	0.25%
Option 3 – 50%	$2,000	0.50%	0.00%
It is important to note that, during the Surrender Value Enhancement Period, the amount available under your Policy for Partial Surrenders and loans will not be increased due to this rider.
Also note, the increase in Policy Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under Section 7702 of the Internal Revenue Code.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
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The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
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4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received in Good Order at our Administrative Office. The end of the Valuation Period is before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day). There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
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We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
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The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate not to be less than 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate not to be less than 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
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Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theAccumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
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Option change	Impact
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
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If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date.  If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date.  There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to
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the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies)
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the
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Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test elected at Policy issue cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not
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control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
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Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death
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benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale. These new reporting requirements are effective for reportable policy sales that occur after December 31, 2017, and for reportable death benefits paid after December 31, 2017.
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In Notice 2018-41, the IRS announced its intention to issue proposed regulations providing guidance to assist taxpayers in complying with the new information reporting obligations under Section 6050Y. In the Notice, the IRS also announced that for reportable policy sales and payments of reportable death benefits occurring after December 31, 2017, and before the date final regulations under Section 6050Y are published, it intends to allow additional time after the date final regulations are published to file the returns and furnish the written statements required by Section 6050Y.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position
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of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2018 financial statements of the Separate Account and the December 31, 2018 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

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Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next
Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
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Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2019
Relating to Prospectus Dated May 1, 2019 for
Lincoln Corporate Commitment VUL product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On November 12, 1998, the Lincoln Life Flexible Premium Variable Life Account S (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $14,468,442 in 2018, $15,705,505 in 2017 and $15,804,106 in 2016 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
3

important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
4

unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Flexible Premium Variable Life Account S, as of December 31, 2018, the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
6

Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
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ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2018 financial statements of the Separate Account and the December 31, 2018 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2018 and 2017, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2019

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2018	2017
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2018 – $91,219; 2017 – $85,802)	$92,787	$93,340
Equity securities (cost: 2017 – $247)	-	246
Trading securities	1,869	1,533
Equity securities	99	-
Mortgage loans on real estate	13,190	10,662
Real estate	11	11
Policy loans	2,491	2,379
Derivative investments	1,081	845
Other investments	1,951	2,006
Total investments	113,479	111,022
Cash and invested cash	1,848	947
Deferred acquisition costs and value of business acquired	10,308	8,408
Premiums and fees receivable	568	394
Accrued investment income	1,087	1,052
Reinsurance recoverables	19,826	6,515
Reinsurance related embedded derivatives	188	-
Funds withheld reinsurance assets	563	598
Goodwill	1,782	1,368
Other assets	16,663	7,349
Separate account assets	132,833	144,219
Total assets	$299,145	$281,872

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$33,884	$22,063
Other contract holder funds	90,573	79,481
Short-term debt	288	10
Long-term debt	2,401	2,374
Reinsurance related embedded derivatives	-	51
Funds withheld reinsurance liabilities	4,860	4,348
Payables for collateral on investments	4,786	4,354
Other liabilities	13,201	6,527
Separate account liabilities	132,833	144,219
Total liabilities	282,826	263,427

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,237	10,713
Retained earnings	4,423	4,405
Accumulated other comprehensive income (loss)	659	3,327
Total stockholder’s equity	16,319	18,445
Total liabilities and stockholder’s equity	$299,145	$281,872

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Insurance premiums	$4,362	$3,018	$2,579
Fee income	5,733	5,369	5,171
Net investment income	4,844	4,760	4,631
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(7)	(18)	(141)
Portion of loss recognized in other comprehensive income	-	-	41
Net other-than-temporary impairment losses on securities recognized in earnings	(7)	(18)	(100)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(85)	(438)	(410)
Total realized gain (loss)	(92)	(456)	(510)
Amortization of deferred gain on business sold through reinsurance	4	18	69
Other revenues	507	439	403
Total revenues	15,358	13,148	12,343
Expenses
Interest credited	2,589	2,558	2,527
Benefits	6,144	4,818	4,247
Commissions and other expenses	4,583	3,967	4,005
Interest and debt expense	136	126	116
Strategic digitization expense	76	43	8
Impairment of intangibles	-	905	-
Total expenses	13,528	12,417	10,903
Income (loss) before taxes	1,830	731	1,440
Federal income tax expense (benefit)	257	(1,287)	267
Net income (loss)	1,573	2,018	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(3,314)	1,547	692
Funded status of employee benefit plans	2	(2)	(1)
Total other comprehensive income (loss), net of tax	(3,312)	1,545	691
Comprehensive income (loss)	$(1,739)	$3,563	$1,864

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Common Stock
Balance as of beginning-of-year	$10,713	$10,696	$10,677
Capital contributions from Lincoln National Corporation	500	-	-
Stock compensation/issued for benefit plans	24	17	19
Balance as of end-of-year	11,237	10,713	10,696

Retained Earnings
Balance as of beginning-of-year	4,405	3,342	3,118
Cumulative effect from adoption of new accounting standards	(644)	-	-
Net income (loss)	1,573	2,018	1,173
Dividends declared	(911)	(955)	(949)
Balance as of end-of-year	4,423	4,405	3,342

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,327	1,782	1,091
Cumulative effect from adoption of new accounting standards	644	-	-
Other comprehensive income (loss), net of tax	(3,312)	1,545	691
Balance as of end-of-year	659	3,327	1,782
Total stockholder’s equity as of end-of-year	$16,319	$18,445	$15,820

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities
Net income (loss)	$1,573	$2,018	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(108)	(17)	55
Trading securities purchases, sales and maturities, net	(120)	120	165
Change in premiums and fees receivable	(87)	34	(49)
Change in accrued investment income	(6)	19	8
Change in future contract benefits and other contract holder funds	1,105	(2,062)	(2,036)
Change in reinsurance related assets and liabilities	(1,233)	1,001	542
Change in accrued expenses	(99)	86	26
Change in federal income tax accruals	65	(1,502)	146
Realized (gain) loss	92	456	511
Amortization of deferred (gain) loss on business sold through reinsurance	(4)	(18)	(69)
Change in cash management agreement	329	(277)	(66)
Impairment of intangibles	-	905	-
Other	88	91	236
Net cash provided by (used in) operating activities	1,595	854	642

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(12,406)	(9,887)	(10,791)
Sales of available-for-sale securities and equity securities	3,191	1,773	3,076
Maturities of available-for-sale securities	6,348	5,790	5,290
Purchase of common stock in acquisition, net of cash acquired	(1,410)	-	-
Sale of business, net	(12)	-	-
Purchases of alternative investments	(314)	(357)	(302)
Sales and repayments of alternative investments	178	184	238
Proceeds from affiliate transfer of alternative investments	-	66	-
Issuance of mortgage loans on real estate	(2,920)	(2,047)	(2,127)
Repayment and maturities of mortgage loans on real estate	1,048	1,145	877
Issuance and repayment of policy loans, net	20	49	91
Net change in collateral on investments, derivatives and related settlements	654	(374)	435
Other	(191)	(123)	(99)
Net cash provided by (used in) investing activities	(5,814)	(3,781)	(3,312)

Cash Flows from Financing Activities
Capital contributions from Lincoln National Corporation	500	-	-
Payment of long-term debt, including current maturities	(13)	(290)	(250)
Issuance of long-term debt, net of issuance costs	13	75	-
Issuance (payment) of short-term debt	278	(270)	190
Proceeds from sales leaseback transaction	88	62	85
Deposits of fixed account values, including the fixed portion of variable	13,616	10,775	10,030
Withdrawals of fixed account values, including the fixed portion of variable	(5,957)	(5,764)	(5,449)
Transfers to and from separate accounts, net	(2,469)	(1,787)	(1,308)
Common stock issued for benefit plans	(25)	(29)	(22)
Dividends paid	(911)	(955)	(949)
Net cash provided by (used in) financing activities	5,120	1,817	2,327

Net increase (decrease) in cash, invested cash and restricted cash	901	(1,110)	(343)
Cash, invested cash and restricted cash as of beginning-of-year	947	2,057	2,400
Cash, invested cash and restricted cash as of end-of-year	$1,848	$947	$2,057

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Liberty Life Assurance Company of Boston (“Liberty Life” or “LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of LLACB.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

As of January 1, 2018, equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, deferred losses on business sold through reinsurance and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and the value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  See Note 3 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes a deferred gain on business sold through reinsurance attributable to our annuity reinsurance agreement with Athene Holding Ltd. (“Athene”) effective October 1, 2018.  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.  During 2012 and 2013, we completed reinsurance transactions whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2018 and 2017, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $56 million, $57 million and $59 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2016 through 2018 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers and all related amendments

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services and defines a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although the standard and all related amendments supersede nearly all existing revenue recognition guidance under GAAP, the guidance does not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.

January 1, 2018

We adopted the standard and all related amendments using the modified retrospective method.  Our primary sources of revenue are recognized in accordance with ASC Topic 944, Financial Services – Insurance; as such, revenue within the scope of the new standard primarily includes commissions and advisory fees earned by our broker-dealer operation, as well as group protection administrative service fees.  The adoption did not have a material impact on our consolidated financial condition, results of operations, stockholder’s equity or cash flows.  There were no material changes in the timing or measurement of revenues based upon the guidance.  As a result, there is no cumulative effect on retained earnings.  For more information, see Note 21.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  The guidance does not apply to Federal Home Loan Bank (“FHLB”) stock.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.

January 1, 2018

At the time of adoption, we had equity securities classified as AFS with a total carrying value of $246 million.  We classified, prospectively, $110 million of equity securities within the scope of this ASU in a separate line on our Consolidated Balance Sheets.  The remaining securities, consisting of $136 million of FHLB stock, are classified in other investments on our Consolidated Balance Sheets and carried at cost.  The cumulative effect adjustment of adopting this ASU did not have a material impact on our consolidated financial condition or results of operations.

ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments require a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Act”) of 2017.  The amount of the reclassification is equal to the impact of the change in deferred taxes related to amounts recorded in AOCI resulting from the change in the statutory corporate tax rate from 35% to 21%.  Early adoption is permitted and retrospective application is required.

		January 1, 2018	We retrospectively reclassified $644 million of stranded tax effects from AOCI to retained earnings in the period of adoption.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

The adoption of this standard and related amendments will result in the recognition of approximately $200 million in right-of-use assets and lease liabilities on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods will continue to be measured and presented under historical guidance, and only the period of adoption will be subject to this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  Early adoption is permitted.

		January 1, 2021	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

As previously announced, on May 1, 2018, we completed the acquisition of 100% of the capital stock of Liberty Life, which operates a group benefits business (“Liberty Group Business”) and individual life and individual and group annuity business (the “Liberty Life Business”), from Liberty Mutual Insurance Company in a transaction accounted for under the acquisition method of accounting pursuant to Business Combinations Topic 805 (“Topic 805”).  The acquisition enables us to increase our market share within the group protection marketplace.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 22, 2018, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

Liberty Life’s excess capital of $1.8 billion was paid to Liberty Mutual Insurance Company through an extraordinary dividend at the acquisition date.  We paid $1.5 billion of cash to Liberty Mutual Insurance Company to acquire the Liberty Group Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs are included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The acquisition date fair values of certain assets and liabilities, including future contract benefits, intangible assets and related weighted average expected lives, commercial mortgage loans, reinsurance recoverables and deferred income taxes, are provisional and subject to revision within one year of the acquisition date.  Since the May 1, 2018 acquisition date, we have adjusted provisional assets acquired by $(5) million and provisional liabilities acquired by $27 million for an increase in provisional goodwill of $32 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  As such, our estimates of fair values are pending finalization, which may result in adjustments to goodwill.  The following table presents the preliminary fair values (in millions) of the net assets acquired related to the Liberty Group Business as of December 31, 2018:

Preliminary
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	144
Separate account liabilities	99
Total liabilities assumed	$3,219

Net identifiable assets acquired	$1,103
Goodwill	414
Net assets acquired	$1,517

Identifiable Intangible Assets

The following table presents the fair value of identifiable intangible assets acquired (dollars in millions):

		Weighted-
		Average
		Amortization
	Fair Value	Period
VOCRA	$576	20
VODA	31	13
VOBA	30	3
Insurance licenses	3	N/A
Total identifiable intangible assets	$640

VOCRA and VODA are included in other assets on our Consolidated Balance Sheets and reflect the estimated fair value of these intangible assets related to the Liberty Group Business as of May 1, 2018.  The value of the identifiable intangible assets was estimated using a discounted cash flow method.  Significant inputs to the valuation models include estimates of expected premiums, persistency rates, investment returns, claim costs, expenses and discount rates based on a weighted average cost of capital.  The carrying values of VOCRA and VODA are amortized using a straight-line method and reviewed at least annually for indicators of impairment in value that are other-than-temporary.

For information on VOBA, see Notes 1 and 8.

The value of insurance licenses acquired was estimated using the comparable transaction method under the market approach based on arms-length transactions in which certificate authority companies with life and health insurance licenses were purchased.  The value of insurance licenses has an indefinite useful life.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from assets acquired and liabilities assumed that could not be individually identified.  The goodwill recorded as part of the acquisition is attributable to expected synergies and other benefits that management believes will result from the acquisition, including an increase in distribution strength.  The goodwill resulting from the acquisition was allocated to the Group Protection segment.  The goodwill is not expected to be deductible for income tax purposes.  For more information on goodwill, see Notes 1 and 10.

Future Contract Benefits

Unpaid claims acquired reflected within future contract benefits were recorded at estimated fair value.  The reserve discount rate was based on the investment yield of the assets acquired with adjustments for risk margin.  The actuarial classifications and methodologies were adjusted to be consistent with our accounting policies and reserve methodologies.

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080

Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

Reinsurance

Pursuant to the reinsurance agreements, the Liberty Life Business was sold to Protective for a ceding commission of $423 million.  Our amounts recoverable from reinsurers increased significantly to $19.8 billion as of December 31, 2018, from $6.5 billion as of December 31, 2017, primarily as a result of this reinsurance transaction.  As such, Protective now represents our largest reinsurance exposure.  As we are not relieved of our liability, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance recoverable from Protective.  To support its obligations under the reinsurance agreements, Protective has established trust accounts for our benefit that fully collateralize the related reinsurance recoverable.  We recorded a deferred tax asset attributed to a tax loss carryforward arising from the reinsurance transaction with Protective.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2018, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.7 billion and $1.4 billion as of December 31, 2018 and 2017, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $20 million and $31 million as of December 31, 2018 and 2017, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $3 million for the years ended December 31, 2018 and 2017, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2018.

5.  Investments

AFS Securities

In 2018, we adopted ASU 2016-01, which resulted in a new classification and measurement of our equity securities.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
ABS	898	42	6	(14)	948
U.S. government bonds	361	27	2	-	386
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
CLOs	1,746	3	24	(5)	1,730
State and municipal bonds	4,498	703	17	-	5,184
Hybrid and redeemable preferred securities	568	44	33	-	579
Total AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity AFS securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2018, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,607	$3,636
Due after one year through five years	16,429	16,449
Due after five years through ten years	18,366	18,271
Due after ten years	46,264	47,786
Subtotal	84,666	86,142
Structured securities (ABS, MBS, CLOs)	6,553	6,645
Total fixed maturity AFS securities	$91,219	$92,787

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
ABS	113	2	136	13	249	15
U.S. government bonds	70	1	23	1	93	2
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
CLOs	1,124	21	103	3	1,227	24
State and municipal bonds	376	7	92	10	468	17
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of AFS securities in an unrealized loss position						3,360

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity AFS securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities increased by $1.9 billion for the year ended December 31, 2018.  As discussed further below, we believe the unrealized loss position as of December 31, 2018, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2018, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2018, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$358	$411	$363
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	5	13	83
Credit losses on securities for which an
OTTI was previously recognized	2	7	16
Decreases attributable to:
Securities sold, paid down or matured	(28)	(73)	(51)
Balance as of end-of-year	$337	$358	$411

During 2018,  2017 and 2016, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2018 and 2017, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2018 and 2017, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2018 and 2017, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and $3.4 billion, respectively, and a fair value of $2.9 billion and $3.4 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2018 and 2017, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2018 and 2017, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2018	2017
Fixed maturity securities:
Corporate bonds	$1,559	$1,250
ABS	17	15
U.S. government bonds	43	115
Foreign government bonds	23	23
RMBS	78	85
CMBS	7	2
CLOs	104	3
State and municipal bonds	16	17
Hybrid and redeemable preferred securities	22	23
Total trading securities	$1,869	$1,533

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2018,  2017 and 2016, was $(55) million, $8 million and $(3) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2018			As of December 31, 2017
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$12,959	$239	$13,198	$10,662	$-	$10,662
60 to 90 days past due	-	1	1	-	-	-
Greater than 90 days past due	-	-	-	3	-	3
Valuation allowance	-	-	-	(3)	-	(3)
Unamortized premium (discount)	(17)	8	(9)	-	-	-
Total carrying value	$12,942	$248	$13,190	$10,662	$-	$10,662

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

For our commercial mortgage loans, no specifically identified loans were impaired as of December 31, 2018.  Three mortgage loans were impaired as of December 31, 2017, with an aggregate principal balance of $11 million for which a specific valuation allowance of $3 million was established resulting in a net carrying value of $8 million.

For our residential mortgage loans, no specifically identified loans were impaired as of December 31, 2018 or 2017.  The general allowance established on residential mortgage loans as of December 31, 2018, was less than $1 million.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$3	$2	$2
Additions	-	1	-
Charge-offs, net of recoveries	(3)	-	-
Balance as of end-of-year	$-	$3	$2

The average carrying value for impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Average carrying value for impaired
mortgage loans on real estate	$5	$6	$6
Interest income recognized on impaired
mortgage loans on real estate	1	-	-
Interest income collected on impaired
mortgage loans on real estate	1	-	-

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018			As of December 31, 2017
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$11,656	90.1%	2.30	$9,563	89.7%	2.27
65% to 74%	1,234	9.5%	1.76	1,000	9.4%	1.94
75% to 100%	52	0.4%	1.03	91	0.8%	0.97
Greater than 100%	-	0.0%	0.00	8	0.1%	0.82
Total	$12,942	100.0%		$10,662	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$247	99.6%	$-	0.0%
Nonperforming	1	0.4%	-	0.0%
Total	$248	100.0%	$-	0.0%

Our commercial mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 23% and 21% of commercial mortgage loans on real estate as of December 31, 2018 and 2017, respectively, and Texas, which accounted for 12% of commercial mortgage loans on real estate as of December 31, 2018 and 2017.

Our residential mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California and Florida, which accounted for 34% and 19%, respectively, of residential mortgage loans on real estate as of December 31, 2018.  We did not have residential mortgage loan exposure as of December 31, 2017.

Alternative Investments

As of December 31, 2018 and 2017, alternative investments included investments in 234 and 221 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities	$4,129	$4,048	$4,019
Equity AFS securities	-	12	11
Trading securities	79	88	94
Equity securities	4	-	-
Mortgage loans on real estate	492	433	413
Real estate	1	1	1
Policy loans	122	134	139
Invested cash	23	11	12
Commercial mortgage loan prepayment
and bond make-whole premiums	78	138	115
Alternative investments	222	165	75
Consent fees	4	6	5
Other investments	24	5	4
Investment income	5,178	5,041	4,888
Investment expense	(334)	(281)	(257)
Net investment income	$4,844	$4,760	$4,631

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities: (1)
Gross gains	$36	$17	$65
Gross losses	(80)	(43)	(128)
Gross OTTI	(7)	(20)	(99)
Equity AFS securities:
Gross gains	-	6	8
Gross OTTI	-	-	(1)
Gain (loss) on other investments (2)	(15)	(10)	(62)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(22)	(21)	(24)
Total realized gain (loss) related to certain investments	(88)	(71)	(241)
Realized gain (loss) on the mark-to-market on certain instruments (3)	251	(155)	(66)
Indexed annuity and IUL contracts net derivatives results: (4)
Gross gain (loss)	(51)	(22)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	12	(2)	(4)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(184)	(174)	(166)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(92)	$(456)	$(510)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.
(2)	Includes market adjustments on equity securities still held of $(17) million for the year ended December 31, 2018.
(3)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(4)

Represents the net difference between the change in fair value of the S&P 500 Index® (“S&P 500”) call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(5)	$(13)	$(80)
ABS	(1)	(2)	(5)
RMBS	(1)	(2)	(10)
CMBS	-	(2)	(1)
State and municipal bonds	-	(1)	(3)
Total fixed maturity AFS securities	(7)	(20)	(99)
Equity AFS securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(7)	(20)	(100)
Associated amortization of DAC, VOBA, DSI and DFEL	-	2	-
Net OTTI recognized in net income (loss)	$(7)	$(18)	$(100)

We recognized less than $1 million of OTTI in OCI for the years ended December 31, 2018 and 2017.  We recognized $53 million of gross OTTI in OCI, offset by $12 million for the change in DAC, VOBA, DSI and DFEL, for the year ended December 31, 2016.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$616	$616	$701	$701
Securities pledged under securities lending agreements (2)	88	85	222	213
Securities pledged under repurchase agreements (3)	152	157	531	554
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,930	5,923	2,900	4,235
Total payables for collateral on investments	$4,786	$6,781	$4,354	$5,703

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2018	2017	2016
Collateral payable for derivative investments	$(85)	$(112)	$(481)
Securities pledged under securities lending agreements	(134)	5	(25)
Securities pledged under repurchase agreements	(379)	1	(144)
Investments pledged for FHLBI	1,030	(450)	995
Total increase (decrease) in payables for collateral on investments	$432	$(556)	$345

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$-	$152	$152
Securities Lending
Corporate bonds	88	-	-	-	88
Total gross secured borrowings	$88	$-	$-	$152	$240

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Securities Lending
Corporate bonds	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2018, the fair value of all collateral received that we are permitted to sell or re-pledge was $537 million.  As of December 31, 2018, we have re-pledged $378 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2018, our investment commitments were $2.1 billion, which included $843 million of LPs, $804 million of mortgage loans on real estate and $476 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2018 and 2017, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.4 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.2 billion and $930 million, respectively, or 1% of our invested assets portfolio.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2018, our most significant investments in one industry were our investments in securities in the financial services industry and the consumer non-cyclical industry with a fair value of $16.0 billion and $13.8 billion, respectively, or 14% and 12%, respectively, of our invested assets portfolio.   As of December 31, 2017, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry and the utilities industry with a fair value of $14.3 billion and $13.8 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio. These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2018			As of December 31, 2017
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,528	$33	$9	$1,544	$45	$16
Foreign currency contracts (1)	2,326	167	39	1,804	79	79
Total cash flow hedges	3,854	200	48	3,348	124	95
Fair value hedges:
Interest rate contracts (1)	553	-	137	563	-	174
Non-Qualifying Hedges
Interest rate contracts (1)	100,628	464	138	72,937	657	127
Foreign currency contracts (1)	47	-	-	22	-	-
Equity market contracts (1)	30,273	676	162	30,918	562	557
Credit contracts (1)	-	-	-	52	-	-
Embedded derivatives:
GLB direct (2)	-	123	-	-	903	-
GLB ceded (2) (3)	-	72	196	-	51	954
Reinsurance related (4)	-	188	-	-	-	51
Indexed annuity and IUL contracts (2) (5)	-	902	1,305	-	11	1,418
Total derivative instruments	$135,355	$2,625	$1,986	$107,840	$2,308	$3,376

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2018
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$12,968	$16,828	$49,713	$23,000	$200	$102,709
Foreign currency contracts (2)	102	268	728	1,166	109	2,373
Equity market contracts	20,876	5,011	1,236	14	3,136	30,273
Total derivative instruments
with notional amounts	$33,946	$22,107	$51,677	$24,180	$3,445	$135,355

(1)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2027.
(2)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	6	-	-
Cash flow hedges:
Interest rate contracts	(4)	43	(165)
Foreign currency contracts	44	20	(10)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	4	5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4	$5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Total cash flow hedges	31	31	24
Fair value hedges:
Interest rate contracts (1)	(14)	(23)	(28)
Interest rate contracts (2)	37	7	16
Total fair value hedges	23	(16)	(12)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103	181
Foreign currency contracts (2)	5	-	(14)
Equity market contracts (2)	445	(1,427)	(1,253)
Equity market contracts (3)	(17)	28	12
Credit contracts (3)	-	1	(5)
Embedded derivatives:
GLB(2)	(1)	-	-
Reinsurance related (2)	292	(141)	(57)
Indexed annuity and IUL contracts (2)	81	(400)	(120)
Total derivative instruments	$710	$(1,821)	$(1,244)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Offset to net investment income	$4	22	16
Offset to realized gain (loss)	27	9	8

As of December 31, 2018, $38 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2018 and 2017, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

As of December 31, 2017, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2018	2017
Maximum potential payout	$-	$52
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$-	$52

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2018, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2018 or 2017.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2018		As of December 31, 2017
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$33	$(4)	$116	$(1)
A+	296	(26)	178	(453)
A	106	(36)	170	(48)
A-	4	-	237	-
BBB+	177	-	-	(4)
	$616	$(66)	$701	$(506)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Current	$179	$118	$25
Deferred	78	(1,405)	242
Federal income tax expense (benefit)	$257	$(1,287)	$267

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Tax rate times pre-tax income	$384	$256	$504
Effect of:
Tax-preferred investment income	(87)	(280)	(196)
Tax credits	(39)	(29)	(28)
Change in uncertain tax positions	1	(17)	(11)
Excess tax benefits from share-based
compensation	(3)	(8)	(4)
Goodwill impairment	-	316	-
Deferred tax impact from the Tax Cuts
and Jobs Act	3	(1,526)	-
Other items	(2)	1	2
Federal income tax expense (benefit)	$257	$(1,287)	$267
Effective tax rate	14%	-176%	19%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  Tax-preferred investment income as reflected above relates primarily to the separate account dividends-received deduction, which generated a total tax benefit of $84 million, $264 million and $175 million for the years ended December 31, 2018, 2017 and 2016, respectively.  As a result of the Tax Act, the recorded tax benefit for the separate account dividends-received deduction was substantially less in our 2018 income tax provision as compared to prior years.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the 21% marginal corporate income tax rate and recognized a $1.5 billion tax benefit in 2017.  The SEC previously issued rules that allow for a one-year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  Subsequent to the enactment date, we completed our review of the provisions of the Tax Act, including the impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2018	2017
Current	$205	$206
Deferred	(1,421)	(2,391)
Total federal income tax asset (liability)	$(1,216)	$(2,185)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2018	2017
Deferred Tax Assets
Future contract benefits and other contract holder funds	$549	$580
Reinsurance related embedded derivative liability	-	11
Compensation and benefit plans	120	123
Intangibles	40	-
Tax credits	-	76
Net operating losses	264	-
Other	59	8
Total deferred tax assets	$1,032	$798
Deferred Tax Liabilities
DAC	$1,380	$1,112
VOBA	302	105
Net unrealized gain on AFS securities	333	1,579
Net unrealized gain on trading securities	25	39
Intangibles	-	9
Investment activity	334	118
Reinsurance related embedded derivative asset	39	-
Deferred gain on business sold through reinsurance	34	35
Other	6	192
Total deferred tax liabilities	$2,453	$3,189
Net deferred tax asset (liability)	$(1,421)	$(2,391)

As of December 31, 2018, we had no remaining deferred tax assets related to tax credits; however, we have $1.3 billion of net operating losses to carry forward to future years.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2018 and 2017,  $12 million and $11 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2018	2017
Balance as of beginning-of-year	$11	$1
Increases for prior year tax positions	-	9
Increases for current year tax positions	1	1
Balance as of end-of-year	$12	$11

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2018, 2017 and 2016, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,    zero and $(2) million, respectively.  There was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2018 and 2017.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2015 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact our results.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$7,909	$8,269	$8,620
Business acquired (sold) through reinsurance	(246)	-	-
Deferrals	1,596	1,345	1,339
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(913)	(922)	(879)
Unlocking	(115)	61	(276)
Adjustment related to realized gains (losses)	(42)	(55)	(51)
Adjustment related to unrealized gains (losses)	1,320	(789)	(484)
Balance as of end-of-year	$9,509	$7,909	$8,269

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$499	$874	$873
Business acquired (sold) through reinsurance	(11)	-	-
Business acquired	30	-	-
Deferrals	7	7	3
Amortization:
Amortization, excluding unlocking	(127)	(105)	(105)
Unlocking	(60)	(48)	36
Accretion of interest (1)	48	52	52
Adjustment related to realized gains (losses)	(2)	(1)	(2)
Adjustment related to unrealized gains (losses)	415	(280)	17
Balance as of end-of-year	$799	$499	$874

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2018, was as follows:

2019	$81
2020	77
2021	73
2022	67
2023	64

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$287	$293	$301
Business acquired (sold) through reinsurance	(21)	-	-
Deferrals	48	29	25
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(30)	(28)
Unlocking	-	(4)	(2)
Adjustment related to realized gains (losses)	(1)	(2)	(2)
Adjustment related to unrealized gains (losses)	13	1	(1)
Balance as of end-of-year	$298	$287	$293

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$1,429	$1,855	$1,923
Deferrals	874	753	628
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(474)	(383)	(345)
Unlocking	(52)	(3)	(63)
Adjustment related to realized (gains) losses	(19)	(18)	(11)
Adjustment related to unrealized (gains) losses	1,005	(775)	(277)
Balance as of end-of-year	$2,763	$1,429	$1,855

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2018	2017	2016
Direct insurance premiums and fee income	$11,882	$10,103	$9,373
Reinsurance assumed	96	101	105
Reinsurance ceded	(1,883)	(1,817)	(1,728)
Total insurance premiums and fee income	$10,095	$8,387	$7,750

Direct insurance benefits	$8,513	$6,669	$6,112
Reinsurance recoveries netted against benefits	(2,369)	(1,851)	(1,865)
Total benefits	$6,144	$4,818	$4,247

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2018, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2018.  Approximately 44% and 35% of our total individual life in-force amount was reinsured as of December 31, 2018 and 2017, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.8 billion and $6.5 billion as of December 31, 2018 and 2017, respectively.

As disclosed in Note 3, Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business that resulted in amounts recoverable from Protective of $12.1 billion as of December 31, 2018.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $13.7 billion as of December 31, 2018.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.5 billion and $1.9 billion as of December 31, 2018 and 2017, respectively.  Swiss Re has funded a trust, with a balance of $2.4 billion as of December 31, 2018, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2018,  included $177 million and $24 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.5 billion and $2.1 billion as of December 31, 2018 and 2017, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2018.

Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2018 and 2017, the reserves associated with these reinsurance arrangements totaled $443 million and $541 million, respectively.  In addition, effective October 1, 2018, we entered into a Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a $7.5 billion deposit asset reflected within other assets on our Consolidated Balance Sheets as of December 31, 2018.  The Modco account includes fixed maturity AFS securities, trading securities, commercial mortgage loans, derivative investments and cash that had carrying values of $6.5 billion, $559 million, $72 million, $60 million and $265 million, respectively, as of December 31, 2018.  As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $8 million of the gain during 2018.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(647)	-	(905)	634
Group Protection	274	-	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$(905)	$1,368

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  Our early adoption of ASU 2017-04,

“Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2018		As of December 31, 2017
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	51	100	47
Group Protection:
VOCRA	576	5	-	-
VODA	31	-	-	-
Insurance licenses (1)	3	-	-	-
Total	$715	$56	$105	$47

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2018, was as follows:

2019	$26
2020	37
2021	37
2022	37
2023	37
Thereafter	477

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2018 (1)	2017 (1)
Return of Net Deposits
Total account value	$89,783	$96,941
Net amount at risk (2)	1,002	81
Average attained age of contract holders	65 years	64 years

Minimum Return
Total account value	$88	$108
Net amount at risk (2)	18	18
Average attained age of contract holders	77 years	76 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$23,365	$26,596
Net amount at risk (2)	2,007	417
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$100	$110	$115
Changes in reserves	77	8	34
Benefits paid	(16)	(18)	(39)
Balance as of end-of-year	$161	$100	$110

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2018	2017
Asset Type
Domestic equity	$54,060	$59,647
International equity	18,359	20,837
Fixed income	37,942	40,626
Total	$110,361	$121,110

Percent of total variable annuity separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 33% and 32% of total life insurance in-force reserves as of December 31, 2018 and 2017, respectively.  UL and VUL products with secondary guarantees represented 36%, 27% and 33% of total sales for the years ended December 31, 2018, 2017 and 2016, respectively.

12.  Liability for Unpaid Claims

Changes in the liability for unpaid claims (in millions), were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$2,222	$2,242	$2,307
Reinsurance recoverable	57	69	71
Net balance as of beginning-of-year	2,165	2,173	2,236
Business acquired (1)	2,842	-	-
Incurred related to:
Current year	2,531	1,346	1,395
Prior years:
Interest	120	69	71
All other incurred (2)	(208)	(76)	(156)
Total incurred	2,443	1,339	1,310
Paid related to:
Current year	(1,197)	(798)	(806)
Prior years	(1,061)	(549)	(567)
Total paid	(2,258)	(1,347)	(1,373)
Net balance as of end-of-year	5,192	2,165	2,173
Reinsurance recoverable	143	57	69
Balance as of end-of-year	$5,335	$2,222	$2,242

(1)	Represents Liberty group life and disability reserves, net, as of May 1, 2018, subject to finalization of acquisition date fair values. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The majority of the reserves included above are for long-term disability claims. The interest rate assumption is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years reserves has been calculated on the opening reserve balance less one-half of the prior year’s incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.    Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

A reconciliation of future contract benefits as reported in our Consolidated Balance Sheets to the liability for unpaid claims (in millions), was as follows:

	As of December 31,
	2018	2017	2016
Future contract benefits	$33,884	$22,063	$20,681
Less:
Life insurance and annuity reserves and claims due	27,133	18,414	16,923
Accident and health life insurance reserves	1,416	1,427	1,516
Liability for unpaid claims	$5,335	$2,222	$2,242

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2018	2017
Short-Term Debt
Short-term debt (1)	$288	$10

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	600	573
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	312	325
4.50% surplus note, due 2038	13	-
Total long-term debt	$2,401	$2,374

(1)	The short-term debt represents short-term notes payable to LNC.

On September 27, 2017, we executed the right to repay the $240 million surplus note issued on June 28, 2013, to LNC and recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2018, were as follows:

2019	$-
2020	-
2021	-
2022	-
2023	-
Thereafter	2,401
Total	$2,401

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2018, was $600 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2018, was $312 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2018
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$995
LOC facility (1)	Aug-2031	990	953
LOC facility (1)	Oct-2031	1,006	1,006
Total		$4,496	$2,954

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, the existing credit agreement was refinanced with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) LNL and LLANY for which reserve credit is provided by LNL captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2018.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2018, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety.  On February 26, 2019, plaintiff filed a motion for leave to amend the complaint.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  Because the majority of policies at issue experienced a rate change in 2016, we expect the case will be consolidated with the In re: Lincoln National COI Litigation and EFG Bank cases, discussed above.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease office space and certain equipment under various long-term lease agreements.  Rental expense on operating leases for the years ended December 31, 2018, 2017 and 2016, was $43 million, $36 million and $37 million, respectively.  Our future minimum lease payments (in millions) as of December 31, 2018, were as follows:

2019	$36
2020	36
2021	32
2022	27
2023	24
Thereafter	85
Total	$240

Capital Leases

In 2018 and 2017, we entered into sale-leaseback transactions on $88 million and $62 million, respectively, (net of amortization) of assets.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization of all capital leased assets under sale-leaseback transactions as of December 31, 2018 and 2017, was $282 million and $101 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2018, were as follows:

2019	$97
2020	58
2021	68
2022	67
2023	91
Thereafter	28
Total minimum lease payments	409
Less: Amount representing interest	45
Present value of minimum lease payments	$364

Vulnerability from Concentrations

As of December 31, 2018, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 11%, 14% and 21% of Annuities’ variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented approximately 38%,  40% and 41% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for  16%,  20% and 23% of variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented 45%,  47% and 47% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(18) million and $(17) million as of December 31, 2018 and 2017, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,283	$1,687	$934
Cumulative effect from adoption of new accounting standards	634	-	-
Unrealized holding gains (losses) arising during the year	(5,995)	2,872	1,549
Change in foreign currency exchange rate adjustment	(107)	134	(100)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,748	(703)	(460)
Income tax benefit (expense)	923	(745)	(351)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(44)	(40)	(155)
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(19)	(22)
Income tax benefit (expense)	13	21	62
Balance as of end-of-year	$536	$3,283	$1,687
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$39	$22	$19
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	9	-	-
Gross OTTI recognized in OCI during the year	-	-	(53)
Change in DAC, VOBA, DSI and DFEL	-	-	12
Income tax benefit (expense)	-	-	14
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	(18)	34	51
Change in DAC, VOBA, DSI and DFEL	(5)	(7)	(7)
Income tax benefit (expense)	4	(10)	(15)
Balance as of end-of-year	$29	$39	$22
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Cumulative effect from adoption of new accounting standard	6	-	-
Unrealized holding gains (losses) arising during the year	40	63	(175)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	31	24
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(20)	$(19)
Cumulative effect from adoption of new accounting standard	(5)	-	-
Adjustment arising during the year	3	(4)	(2)
Income tax benefit (expense)	(1)	2	1
Balance as of end-of-year	$(25)	$(22)	$(20)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(44)	$(40)	$(155)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(19)	(22)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(63)	(59)	(177)	operations before taxes
Income tax benefit (expense)	13	21	62	Federal income tax expense (benefit)
Reclassification, net of income tax	$(50)	$(38)	$(115)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$7	$5	$3	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(1)	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	7	4	3	operations before taxes
Income tax benefit (expense)	(1)	(1)	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$6	$3	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$4	$5	Net investment income
Interest rate contracts	-	-	1	Total realized gain (loss)
Foreign currency contracts	27	18	11	Net investment income
Foreign currency contracts	-	9	7	Total realized gain (loss)
Total gross reclassifications	31	31	24
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	28	29	22	operations before taxes
Income tax benefit (expense)	(6)	(10)	(8)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$22	$19	$14	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Commissions	$2,271	$1,998	$1,927
General and administrative expenses	1,910	1,715	1,623
Expenses associated with reserve financing and unrelated LOCs	64	57	40
DAC and VOBA deferrals and interest, net of amortization	(436)	(390)	(170)
Broker-dealer expenses	358	329	320
Specifically identifiable intangible asset amortization	9	4	4
Taxes, licenses and fees	322	254	261
Acquisition and integration costs related to mergers and acquisitions	85	-	-
Total	$4,583	$3,967	$4,005

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and elected to contribute $8 million for the year ended December 31, 2018.  We do not expect to be required to make any contributions to these pension plans in 2019.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6 million, $5 million and $3 million during 2018, 2017 and 2016, respectively.  In 2019, we expect to make benefit payments of approximately $10 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2018	2017	2018	2017

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$107	$111	$8	$7
Projected benefit obligation	112	119	10	12
Funded status	$(5)	$(8)	$(2)	$(5)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(5)	(8)	(2)	(5)
Net amount recognized	$(5)	$(8)	$(2)	$(5)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	4.50%	4.75%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2018, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2018	2017

Fixed maturity securities:
Corporate bonds	$1	$1
U.S. government bonds	87	105
U.S. government mortgage-backed
securities	-	3
Cash and invested cash	19	2
Other investments	8	7
Total	$115	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was $(4) million, $7 million and $9 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $90 million, $85 million and $83 million, for the years ended December 31, 2018, 2017 and 2016, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $12 million, $27 million and $22 million for the years ended December 31, 2018, 2017 and 2016, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2018	2017
Total liabilities (1)	$487	$517
Investments dedicated to fund liabilities (2)	170	182

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for all of our stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stock options	$5	$9	$9
Performance shares	14	12	10
SARs	(1)	2	3
RSUs	30	24	22
Total	$48	$47	$44

Recognized tax benefit	$10	$16	$15

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLACB, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2018	2017
U.S. capital and surplus	$8,330	$8,074

	For the Years Ended December 31,
	2018	2017	2016
U.S. net gain (loss) from operations, after-tax	$686	$1,312	$1,088
U.S. net income (loss)	1,013	1,452	982
U.S. dividends to LNC holding company	910	954	950

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of our acquisition of LLACB, and unfavorable reserve strain on certain products.  See Note 3 for information regarding our acquisition.

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments, and increased other revenue, partially offset by unfavorable reserve strain on certain products.

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2018 and 2017.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2018.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2018.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2018	2017
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$36	$54
Conservative valuation rate on certain annuities	(55)	(50)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,959	1,965
LLC notes and variable value surplus notes	1,634	1,585
Excess of loss reinsurance treaties	330	185

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

The New York State Department of Financial Services did not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacted our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  As a result, we phased in an increase in reserves over five years, from 2013 to 2017, resulting in a total increase of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2018, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $800 million in 2019 without prior approval from the respective Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$92,787	$92,787	$93,340	$93,340
Equity securities	-	-	246	246
Trading securities	1,869	1,869	1,533	1,533
Equity securities	99	99	-	-
Mortgage loans on real estate	13,190	13,020	10,662	10,773
Derivative investments (1)	1,081	1,081	845	845
Other investments	1,951	1,951	2,006	2,006
Cash and invested cash	1,848	1,848	947	947
Reinsurance related embedded derivatives	188	188	-	-
Other assets:
GLB direct embedded derivatives	123	123	903	903
GLB ceded embedded derivatives	72	72	51	51
Indexed annuity ceded embedded derivatives	902	902	11	11
Separate account assets	132,833	132,833	144,219	144,219

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,305)	(1,305)	(1,418)	(1,418)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(542)	(542)	(592)	(592)
Account values of certain investment contracts	(34,500)	(36,321)	(32,332)	(36,161)
Short-term debt	(288)	(288)	(10)	(10)
Long-term debt	(2,401)	(2,519)	(2,374)	(2,677)
Reinsurance related embedded derivatives	-	-	(51)	(51)
Other liabilities:
Derivative liabilities (1)	(226)	(226)	(455)	(455)
GLB ceded embedded derivatives	(196)	(196)	(954)	(954)

Benefit Plans’ Assets (2)	115	115	118	118

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2018 and 2017, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
ABS	-	919	29	948
U.S. government bonds	368	18	-	386
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
CLOs	-	1,625	105	1,730
State and municipal bonds	-	5,184	-	5,184
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
ABS	26	-	-	5	(2)	29
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
CLOs	91	-	-	218	(204)	105
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded
embedded derivatives (6)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (7)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (7)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (6)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, include financial instruments acquired from Liberty Life as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are displayed at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
ABS	22	(17)	-	-	-	5
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
CLOs	218	-	-	-	-	218
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable preferred
securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Derivative investments	$90	$(266)	$(432)
Embedded derivatives:
Indexed annuity and IUL contracts	(38)	(14)	(16)
Other assets – GLB direct and ceded	(75)	1,904	1,122
Other liabilities – GLB direct and ceded	75	(1,904)	(1,122)
VIEs’ liabilities – derivative instruments	-	-	4
Total, net (1)	$52	$(280)	$(444)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
ABS	-	(2)	(2)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
CLOs	-	(204)	(204)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2018, 2017 and 2016, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also include FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2018, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2018:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,456	Discounted cash flow	Liquidity/duration adjustment (1)	0.6%	-	28.6%
ABS	23	Discounted cash flow	Liquidity/duration adjustment (1)	2.9%	-	2.9%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.6%	-	1.6%
Equity securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.4%
Other assets:
GLB direct and ceded
embedded derivatives	195	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	902	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,305)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(196)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value; and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Operating revenues:
Annuities	$4,025	$4,034	$3,710
Retirement Plan Services	1,164	1,152	1,092
Life Insurance	6,489	6,128	5,798
Group Protection	3,756	2,200	2,129
Other Operations	209	263	301
Excluded realized gain (loss), pre-tax	(285)	(630)	(690)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	1	3
Total revenues	$15,358	$13,148	$12,343

	For the Years Ended December 31,
	2018	2017	2016
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,122	$1,072	$971
Retirement Plan Services	160	142	121
Life Insurance	530	522	464
Group Protection	186	103	65
Other Operations	(130)	(30)	-
Excluded realized gain (loss), after-tax	(225)	(409)	(450)
Gain (loss) on early extinguishment of debt, after-tax	-	(3)	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	-	2
Net impact from the Tax Cuts and Jobs Act	(3)	1,526	-
Impairment of intangibles, after-tax	-	(905)	-
Acquisition and integration costs related to mergers and acquisitions, after-tax	(67)	-	-
Net income (loss)	$1,573	$2,018	$1,173

	For the Years Ended December 31,
	2018	2017	2016
Net Investment Income
Annuities	$947	$982	$983
Retirement Plan Services	892	893	855
Life Insurance	2,546	2,496	2,403
Group Protection	259	167	176
Other Operations	200	222	214
Total net investment income	$4,844	$4,760	$4,631

	For the Years Ended December 31,
	2018	2017	2016
Amortization of DAC and VOBA, Net of Interest
Annuities	$347	$402	$310
Retirement Plan Services	27	26	27
Life Insurance	701	455	709
Group Protection	92	79	126
Total amortization of DAC and VOBA, net of interest	$1,167	$962	$1,172

	For the Years Ended December 31,
	2018	2017	2016
Federal Income Tax Expense (Benefit)
Annuities	$187	$198	$261
Retirement Plan Services	28	50	43
Life Insurance	116	236	210
Group Protection	50	55	35
Other Operations	(48)	(78)	(42)
Excluded realized gain (loss)	(61)	(220)	(241)
Gain (loss) on early extinguishment of debt	-	(2)	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	-	1
Net impact from the Tax Cuts and Jobs Act	3	(1,526)	-
Acquisition and integration costs related to
mergers and acquisitions	(18)
Total federal income tax expense (benefit)	$257	$(1,287)	$267

	As of December 31,
	2018	2017
Assets
Annuities	$145,462	$144,035
Retirement Plan Services	35,742	37,077
Life Insurance	82,153	81,565
Group Protection	8,495	4,033
Other Operations	27,293	15,162
Total assets	$299,145	$281,872

Revenue from Contracts with Customers

As discussed in Note 2, we adopted ASU 2014-09, Revenue from Contracts with Customers, as of January 1, 2018, that applies primarily to commissions and advisory fees earned by our broker dealer operation.  The following table illustrates the revenue recognized from contracts with customers reported within fee income and other revenues on our Consolidated Statements of Comprehensive Income (Loss) and timing of revenue recognition by segment (in millions):

	For the Year Ended December 31, 2018
		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations	Total
Revenue from Contracts with Customers
Fee income	$534	$167	$22	$-	$-	$723
Other revenues	372	17	10	114	-	513
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Timing of Revenue Recognition
Satisfaction of performance obligation:
Transferred at a point in time	$24	$5	$7	$-	$-	$36
Transferred over time	882	179	25	114	-	1,200
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Revenue recognized from contracts with customers included in fee income consists primarily of wholesaling-related 12b-1 fees and net investment advisory fees.  The 12b-1 fees are received from separate account fund sponsors as compensation for servicing the underlying mutual funds.  The net investment advisory fees are related to asset management of certain separate account funds.  Such revenues are recorded based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers, and on a contractual percentage of the customer’s managed assets over the period advisory services are provided, respectively.

Revenue recognized from contracts with customers included in other revenues primarily relates to our retail sales network and consists of commission revenue for the sale of non-affiliated securities recorded on a trade-date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Interest paid	$154	$123	$91
Income taxes paid (received)	192	215	121
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	31	74	42
Investments received in financing transactions	263	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	58	109	124
Carrying value of liability	(58)	(109)	(124)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2018	2017
Assets with affiliates:
Inter-company notes	$1,512	$1,444	Fixed maturity AFS securities
Limited partnerships	-	(66)	Other investments
Ceded reinsurance contracts	(188)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	11	8	Accrued investment income
Ceded reinsurance contracts	2,574	2,152	Reinsurance recoverables
Ceded reinsurance contracts	191	8	Reinsurance related embedded derivatives
Ceded reinsurance contracts	235	244	Other assets
Cash management agreement	112	441	Other assets
Service agreement receivable	5	15	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	29	32	Future contract benefits
Assumed reinsurance contracts	400	400	Other contract holder funds
Ceded reinsurance contracts	(46)	(47)	Other contract holder funds
Inter-company short-term debt	288	10	Short-term debt
Inter-company long-term debt	2,401	2,374	Long-term debt
Ceded reinsurance contracts	3,120	2,587	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	325	1,023	Other liabilities
Accrued inter-company interest payable	13	29	Other liabilities
Service agreement payable	56	8	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2018	2017	2016
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(404)	$(393)	$(389)	Insurance premiums
reinsurance contracts
Fees for management of general account	(106)	(100)	(117)	Net investment income
Net investment income on ceded funds withheld treaties	(123)	(84)	(69)	Net investment income
Net investment income on inter-company notes	49	42	38	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	709	(1,055)	(516)	Realized gain (loss)
Other gains (losses)	237	(150)	(93)	Realized gain (loss)
Reinsurance related settlements	(1,189)	951	488	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	57	67	61	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(610)	(299)	(424)	Benefits
Ceded reinsurance contracts	(8)	(12)	(14)	Commissions and other
				expenses
Service agreement payments	3	3	76	Commissions and other
				expenses
Interest expense on inter-company debt	126	120	111	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2018.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1.2 billion and $610 million as of December 31, 2018 and 2017, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$734,925	$243	$735,168	$—	$4	$735,164
AB VPS Growth and Income Portfolio - Class A	1,283,108	—	1,283,108	—	3	1,283,105
AB VPS International Value Portfolio - Class A	2,303,729	272	2,304,001	—	11	2,303,990
AB VPS Large Cap Growth Portfolio - Class A	1,534,898	—	1,534,898	—	13	1,534,885
AB VPS Small/Mid Cap Value Portfolio - Class A	14,566,529	—	14,566,529	30,904	38	14,535,587
American Century VP Income & Growth Fund - Class I	4,689,190	—	4,689,190	—	73	4,689,117
American Century VP Inflation Protection Fund - Class II	15,187,598	—	15,187,598	58,756	46	15,128,796
American Century VP International Fund - Class I	1,387,373	—	1,387,373	—	14	1,387,359
American Century VP Mid Cap Value - Class I	628,256	—	628,256	—	—	628,256
American Funds Bond Fund - Class 2	122,932	—	122,932	—	—	122,932
American Funds Capital Income Builder® - Class 2	99,456	—	99,456	—	—	99,456
American Funds Global Growth Fund - Class 2	26,580,715	—	26,580,715	490,507	48	26,090,160
American Funds Global Small Capitalization Fund - Class 2	6,093,905	—	6,093,905	45,279	17	6,048,609
American Funds Growth Fund - Class 2	44,637,992	—	44,637,992	6,920	258	44,630,814
American Funds Growth-Income Fund - Class 2	16,310,220	12,288	16,322,508	—	99	16,322,409
American Funds High-Income Bond Fund - Class 2	8,384,756	—	8,384,756	5,990	90	8,378,676
American Funds International Fund - Class 2	85,044,135	—	85,044,135	333,046	303	84,710,786
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	5,506,342	—	5,506,342	68,512	44	5,437,786
BlackRock Equity Dividend V.I. Fund - Class I	832,838	—	832,838	3,600	—	829,238
BlackRock Global Allocation V.I. Fund - Class I	10,977,989	—	10,977,989	260,226	8	10,717,755
ClearBridge Variable Aggressive Growth Portfolio - Class I	184,797	—	184,797	—	1	184,796
ClearBridge Variable Mid Cap Portfolio - Class I	1,071,045	—	1,071,045	12,194	3	1,058,848
ClearBridge Variable Small Cap Growth Portfolio - Class I	2,255,285	28,767	2,284,052	—	8	2,284,044
Delaware VIP® Diversified Income Series - Standard Class	48,030,955	—	48,030,955	14,133	90	48,016,732
Delaware VIP® Emerging Markets Series - Standard Class	42,903,301	—	42,903,301	135,551	60	42,767,690
Delaware VIP® High Yield Series - Standard Class	7,693,409	—	7,693,409	—	94	7,693,315
Delaware VIP® International Value Equity Series - Standard Class	366,882	—	366,882	—	6	366,876
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	14,999,146	—	14,999,146	2,545	56	14,996,545
Delaware VIP® REIT Series - Standard Class	20,496,938	—	20,496,938	182,527	100	20,314,311
Delaware VIP® Small Cap Value Series - Standard Class	50,578,214	—	50,578,214	126,313	183	50,451,718
Delaware VIP® Smid Cap Core Series - Standard Class	19,656,150	—	19,656,150	190,122	25	19,466,003
Delaware VIP® U.S. Growth Series - Standard Class	3,780,396	—	3,780,396	98,570	9	3,681,817
Delaware VIP® Value Series - Standard Class	67,450,271	—	67,450,271	1,454,201	121	65,995,949

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
DWS Alternative Asset Allocation VIP Portfolio - Class A	$1,110,498	$48	$1,110,546	$—	$—	$1,110,546
DWS Equity 500 Index VIP Portfolio - Class A	147,287,242	178	147,287,420	—	1,783	147,285,637
DWS Small Cap Index VIP Portfolio - Class A	93,892,619	352	93,892,971	—	1,143	93,891,828
Eaton Vance VT Floating-Rate Income Fund - Initial Class	396,397	—	396,397	—	—	396,397
Fidelity® VIP Asset Manager Portfolio - Service Class	1,270,733	—	1,270,733	—	19	1,270,714
Fidelity® VIP Contrafund® Portfolio - Service Class	25,006,324	—	25,006,324	16,861	175	24,989,288
Fidelity® VIP Equity-Income Portfolio - Service Class	1,010,485	—	1,010,485	—	15	1,010,470
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	24,687,058	—	24,687,058	367,024	18	24,320,016
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	80,873	—	80,873	—	—	80,873
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	20,617,942	—	20,617,942	831,132	26	19,786,784
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	75,938	—	75,938	—	—	75,938
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	13,339,903	—	13,339,903	25,552	8	13,314,343
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,417	—	1,417	—	—	1,417
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2,873,486	—	2,873,486	9,640	3	2,863,843
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2,457,236	—	2,457,236	170,075	1	2,287,160
Fidelity® VIP Growth Portfolio - Service Class	9,301,116	72	9,301,188	—	100	9,301,088
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	8,176,973	—	8,176,973	105,846	—	8,071,127
Fidelity® VIP Mid Cap Portfolio - Service Class	26,664,436	—	26,664,436	550,263	47	26,114,126
Fidelity® VIP Overseas Portfolio - Service Class	2,123,556	—	2,123,556	61,764	8	2,061,784
Franklin Income VIP Fund - Class 1	8,092,393	—	8,092,393	16,584	39	8,075,770
Franklin Mutual Shares VIP Fund - Class 1	2,780,236	2,381	2,782,617	—	11	2,782,606
Franklin Rising Dividends VIP Fund - Class 1	720,183	—	720,183	236,214	—	483,969
Franklin Small Cap Value VIP Fund - Class 2	1,040,464	—	1,040,464	2,000	5	1,038,459
Franklin Small-Mid Cap Growth VIP Fund - Class 1	865,965	—	865,965	—	2	865,963
Franklin Small-Mid Cap Growth VIP Fund - Class 2	224,843	—	224,843	—	4	224,839
Franklin U.S. Government Securities VIP Fund - Class 1	5,504,244	—	5,504,244	242,863	—	5,261,381
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	68,893,500	—	68,893,500	—	1,131	68,892,369
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	4,386,029	—	4,386,029	51,972	2	4,334,055
Invesco V.I. Comstock Fund - Series I Shares	580,467	935	581,402	—	—	581,402
Invesco V.I. Growth and Income Fund - Series I Shares	1,350,140	—	1,350,140	76,023	—	1,274,117
Ivy VIP Asset Strategy Portfolio - Class II	34,637	—	34,637	—	—	34,637

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Janus Henderson Balanced Portfolio - Institutional Shares	$7,094,242	$—	$7,094,242	$—	$116	$7,094,126
Janus Henderson Balanced Portfolio - Service Shares	9,715,669	—	9,715,669	—	105	9,715,564
Janus Henderson Enterprise Portfolio - Institutional Shares	5,739,500	—	5,739,500	—	93	5,739,407
Janus Henderson Enterprise Portfolio - Service Shares	8,625,233	—	8,625,233	—	137	8,625,096
Janus Henderson Flexible Bond Portfolio - Institutional Shares	238,309	—	238,309	—	4	238,305
Janus Henderson Flexible Bond Portfolio - Service Shares	3,289,516	—	3,289,516	—	49	3,289,467
Janus Henderson Global Research Portfolio - Institutional Shares	397,963	—	397,963	—	7	397,956
Janus Henderson Global Technology Portfolio - Service Shares	179,013	—	179,013	—	3	179,010
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	3,943,055	3,919	3,946,974	—	16	3,946,958
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	68,566	—	68,566	—	—	68,566
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	40,502	—	40,502	—	—	40,502
LVIP Baron Growth Opportunities Fund - Service Class	33,896,223	—	33,896,223	693,581	88	33,202,554
LVIP Baron Growth Opportunities Fund - Standard Class	221,793	—	221,793	—	—	221,793
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,368,456	256	1,368,712	—	19	1,368,693
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,654,633	—	8,654,633	322,597	20	8,332,016
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,395,851	—	1,395,851	—	8	1,395,843
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	605,448	—	605,448	611	—	604,837
LVIP Clarion Global Real Estate Fund - Standard Class	2,956,532	—	2,956,532	28,663	1	2,927,868
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	52,908	—	52,908	—	—	52,908
LVIP Delaware Bond Fund - Standard Class	207,774,369	—	207,774,369	909,108	1,346	206,863,915
LVIP Delaware Diversified Floating Rate Fund - Standard Class	827,440	—	827,440	17,238	—	810,202
LVIP Delaware Social Awareness Fund - Standard Class	1,775,601	785	1,776,386	—	18	1,776,368
LVIP Delaware Special Opportunities Fund - Standard Class	19,852,426	—	19,852,426	402,780	15	19,449,631
LVIP Delaware Wealth Builder Fund - Standard Class	753,501	—	753,501	75	9	753,417
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	848,362	—	848,362	44,952	—	803,410
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	12,509,135	—	12,509,135	625,424	2	11,883,709

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	$810,196	$510	$810,706	$—	$—	$810,706
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	971,851	—	971,851	—	—	971,851
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,269,094	—	2,269,094	145,333	—	2,123,761
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,238,987	—	3,238,987	—	—	3,238,987
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,258,998	—	2,258,998	6,140	—	2,252,858
LVIP Global Income Fund - Standard Class	5,142,308	—	5,142,308	233,993	1	4,908,314
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,402,281	292	2,402,573	—	—	2,402,573
LVIP Goldman Sachs Income Builder Fund - Standard Class	34,975	—	34,975	—	—	34,975
LVIP Government Money Market Fund - Standard Class	141,892,875	17,462,430	159,355,305	—	697	159,354,608
LVIP JPMorgan High Yield Fund - Standard Class	23,340,744	—	23,340,744	645,597	47	22,695,100
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	104,947	59	105,006	—	—	105,006
LVIP MFS International Growth Fund - Standard Class	6,368,418	255,958	6,624,376	—	2	6,624,374
LVIP MFS Value Fund - Standard Class	72,065,164	—	72,065,164	190,373	90	71,874,701
LVIP Mondrian International Value Fund - Standard Class	23,522,103	50,366	23,572,469	—	58	23,572,411
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	7,636	—	7,636	—	—	7,636
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,540,735	268	1,541,003	—	—	1,541,003
LVIP SSGA Bond Index Fund - Standard Class	32,188,189	—	32,188,189	743,704	71	31,444,414
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,840,837	—	1,840,837	1,694	1	1,839,142
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	881,314	—	881,314	—	8	881,306
LVIP SSGA Developed International 150 Fund - Standard Class	2,983,776	—	2,983,776	9,461	3	2,974,312
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,120,124	—	1,120,124	42,525	—	1,077,599
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,015,407	—	1,015,407	—	1	1,015,406
LVIP SSGA International Index Fund - Standard Class	23,804,447	—	23,804,447	301,802	15	23,502,630
LVIP SSGA International Managed Volatility Fund - Standard Class	146,623	—	146,623	—	—	146,623
LVIP SSGA Large Cap 100 Fund - Standard Class	3,992,071	—	3,992,071	279,438	1	3,712,632
LVIP SSGA Mid-Cap Index Fund - Standard Class	32,255,971	—	32,255,971	415,322	71	31,840,578
LVIP SSGA Moderate Index Allocation Fund - Standard Class	6,780,946	—	6,780,946	6,825	99	6,774,022

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	$78,245	$—	$78,245	$—	$—	$78,245
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	146,508	—	146,508	4,806	—	141,702
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	306,836	—	306,836	—	3	306,833
LVIP SSGA S&P 500 Index Fund - Standard Class	327,688,501	1,014,620	328,703,121	—	1,835	328,701,286
LVIP SSGA Small-Cap Index Fund - Standard Class	40,517,517	—	40,517,517	421,101	65	40,096,351
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	3,636,464	2,280	3,638,744	—	2	3,638,742
LVIP T. Rowe Price 2010 Fund - Standard Class	8,156,807	—	8,156,807	142,710	—	8,014,097
LVIP T. Rowe Price 2020 Fund - Standard Class	35,869,760	—	35,869,760	2,639,268	—	33,230,492
LVIP T. Rowe Price 2030 Fund - Standard Class	29,952,252	—	29,952,252	552,537	3	29,399,712
LVIP T. Rowe Price 2040 Fund - Standard Class	12,861,177	—	12,861,177	174,487	4	12,686,686
LVIP T. Rowe Price 2050 Fund - Standard Class	3,504,901	—	3,504,901	80,510	—	3,424,391
LVIP T. Rowe Price Growth Stock Fund - Standard Class	52,450,789	—	52,450,789	498,310	35	51,952,444
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	28,072,299	160,877	28,233,176	—	68	28,233,108
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	12,043,018	—	12,043,018	627,362	—	11,415,656
LVIP Vanguard International Equity ETF Fund - Standard Class	5,789,927	—	5,789,927	9,928	—	5,779,999
LVIP Wellington Capital Growth Fund - Standard Class	7,610,574	681,213	8,291,787	—	—	8,291,787
LVIP Wellington Mid-Cap Value Fund - Standard Class	1,557,698	1,660	1,559,358	—	—	1,559,358
M Capital Appreciation Fund	303,786	—	303,786	—	—	303,786
M International Equity Fund	10,360	—	10,360	—	—	10,360
M Large Cap Growth Fund	17,080	—	17,080	—	—	17,080
M Large Cap Value Fund	13,506	—	13,506	—	—	13,506
MFS® VIT Growth Series - Initial Class	74,295,965	—	74,295,965	1,908,188	157	72,387,620
MFS® VIT New Discovery Series - Initial Class	84,142	56	84,198	—	—	84,198
MFS® VIT Research Series - Initial Class	116,460	—	116,460	—	2	116,458
MFS® VIT Total Return Series - Initial Class	51,412,601	94,265	51,506,866	—	59	51,506,807
MFS® VIT Utilities Series - Initial Class	8,523,155	—	8,523,155	254,394	32	8,268,729
MFS® VIT II Core Equity Portfolio - Initial Class	2,523,905	—	2,523,905	—	36	2,523,869
MFS® VIT III Mid Cap Value Portfolio - Initial Class	2,970,864	—	2,970,864	214,438	—	2,756,426
Neuberger Berman AMT Large Cap Value Portfolio - I Class	166,821	—	166,821	—	3	166,818
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,433,990	—	3,433,990	—	47	3,433,943
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,465,524	—	1,465,524	11,147	10	1,454,367
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	59,311	—	59,311	—	—	59,311
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	8,173,421	—	8,173,421	82,981	2	8,090,438

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
PIMCO VIT Real Return Portfolio - Administrative Class	$1,052,009	$—	$1,052,009	$31,939	$—	$1,020,070
PIMCO VIT Total Return Portfolio - Administrative Class	3,537,653	—	3,537,653	8,419	1	3,529,233
T. Rowe Price Equity Income Portfolio	11,008,294	—	11,008,294	54,612	—	10,953,682
Templeton Foreign VIP Fund - Class 2	722,524	—	722,524	—	12	722,512
Templeton Global Bond VIP Fund - Class 1	12,030,365	—	12,030,365	210,369	76	11,819,920
Templeton Growth VIP Fund - Class 1	1,047,327	—	1,047,327	—	18	1,047,309
Templeton Growth VIP Fund - Class 2	19,403	—	19,403	—	—	19,403
Wells Fargo VT Discovery Fund - Class 2	174,474	—	174,474	—	—	174,474

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$—	$(575)	$(575)	$49,506
AB VPS Growth and Income Portfolio - Class A	14,266	(743)	13,523	186,664
AB VPS International Value Portfolio - Class A	43,478	(1,309)	42,169	18,758
AB VPS Large Cap Growth Portfolio - Class A	—	(1,821)	(1,821)	71,640
AB VPS Small/Mid Cap Value Portfolio - Class A	83,673	(5,884)	77,789	358,256
American Century VP Income & Growth Fund - Class I	103,112	(10,323)	92,789	130,587
American Century VP Inflation Protection Fund - Class II	508,742	(5,835)	502,907	(339,007)
American Century VP International Fund - Class I	22,905	(2,094)	20,811	26,552
American Century VP Mid Cap Value - Class I	9,238	—	9,238	(330)
American Funds Bond Fund - Class 2	11,681	—	11,681	(2,644)
American Funds Capital Income Builder® - Class 2	4,074	—	4,074	(37)
American Funds Global Growth Fund - Class 2	203,153	(7,575)	195,578	554,936
American Funds Global Small Capitalization Fund - Class 2	5,834	(2,868)	2,966	162,146
American Funds Growth Fund - Class 2	214,603	(35,825)	178,778	1,894,557
American Funds Growth-Income Fund - Class 2	253,288	(13,705)	239,583	220,040
American Funds High-Income Bond Fund - Class 2	602,723	(11,376)	591,347	(147,998)
American Funds International Fund - Class 2	1,619,137	(40,561)	1,578,576	1,889,696
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	99,307	(5,200)	94,107	(78,625)
BlackRock Equity Dividend V.I. Fund - Class I	19,077	—	19,077	23,073
BlackRock Global Allocation V.I. Fund - Class I	114,939	(885)	114,054	192,114
BlackRock High Yield V.I. Fund - Class I	79	—	79	175
ClearBridge Variable Aggressive Growth Portfolio - Class I	1,339	(102)	1,237	1,308
ClearBridge Variable Mid Cap Portfolio - Class I	6,018	(485)	5,533	3,128
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(1,046)	(1,046)	204,289
Delaware VIP® Diversified Income Series - Standard Class	1,519,173	(11,407)	1,507,766	(228,181)
Delaware VIP® Emerging Markets Series - Standard Class	1,731,101	(11,699)	1,719,402	1,753,713
Delaware VIP® High Yield Series - Standard Class	586,269	(12,948)	573,321	(313,781)
Delaware VIP® International Value Equity Series - Standard Class	11,379	(852)	10,527	5,417
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	374,990	(7,589)	367,401	(68,288)
Delaware VIP® REIT Series - Standard Class	580,941	(14,223)	566,718	(1,061,998)
Delaware VIP® Small Cap Value Series - Standard Class	495,272	(26,865)	468,407	641,482
Delaware VIP® Smid Cap Core Series - Standard Class	45,734	(6,654)	39,080	(803,977)
Delaware VIP® U.S. Growth Series - Standard Class	—	(1,272)	(1,272)	(40,743)
Delaware VIP® Value Series - Standard Class	1,255,031	(18,596)	1,236,435	2,062,925
DWS Alternative Asset Allocation VIP Portfolio - Class A	25,841	—	25,841	(8,295)
DWS Equity 500 Index VIP Portfolio - Class A	2,849,321	(249,719)	2,599,602	4,454,547
DWS Small Cap Index VIP Portfolio - Class A	1,087,126	(170,871)	916,255	1,374,963
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,847	—	1,847	(765)
Fidelity® VIP Asset Manager Portfolio - Service Class	22,146	(2,518)	19,628	(2,203)
Fidelity® VIP Contrafund® Portfolio - Service Class	184,888	(26,335)	158,553	778,421
Fidelity® VIP Equity-Income Portfolio - Service Class	25,551	(2,219)	23,332	32,948
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	349,197	(2,354)	346,843	141,720
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	1,152	—	1,152	(582)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	286,957	(3,335)	283,622	165,759
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	913	—	913	82
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	157,121	(1,037)	156,084	218,113
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	17	—	17	133
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	35,700	(440)	35,260	23,958
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	41,451	(183)	41,268	37,490
Fidelity® VIP Growth Portfolio - Service Class	14,824	(12,479)	2,345	542,023
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	197,967	—	197,967	(69,968)
Fidelity® VIP Mid Cap Portfolio - Service Class	186,706	(7,360)	179,346	816,971
Fidelity® VIP Overseas Portfolio - Service Class	35,972	(1,058)	34,914	129,025
Franklin Income VIP Fund - Class 1	895,496	(3,892)	891,604	412,310
Franklin Mutual Shares VIP Fund - Class 1	84,519	(2,010)	82,509	61,025
Franklin Rising Dividends VIP Fund - Class 1	11,709	—	11,709	16,061

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$49,506	$(121,049)	$(72,118)
AB VPS Growth and Income Portfolio - Class A	160,924	347,588	(427,381)	(66,270)
AB VPS International Value Portfolio - Class A	—	18,758	(777,557)	(716,630)
AB VPS Large Cap Growth Portfolio - Class A	193,777	265,417	(201,069)	62,527
AB VPS Small/Mid Cap Value Portfolio - Class A	1,395,872	1,754,128	(4,398,416)	(2,566,499)
American Century VP Income & Growth Fund - Class I	405,221	535,808	(977,034)	(348,437)
American Century VP Inflation Protection Fund - Class II	—	(339,007)	(628,630)	(464,730)
American Century VP International Fund - Class I	118,448	145,000	(412,064)	(246,253)
American Century VP Mid Cap Value - Class I	36,226	35,896	(139,701)	(94,567)
American Funds Bond Fund - Class 2	3,267	623	1,235	13,539
American Funds Capital Income Builder® - Class 2	308	271	(13,062)	(8,717)
American Funds Global Growth Fund - Class 2	2,024,240	2,579,176	(5,494,410)	(2,719,656)
American Funds Global Small Capitalization Fund - Class 2	324,743	486,889	(1,195,069)	(705,214)
American Funds Growth Fund - Class 2	4,780,141	6,674,698	(6,676,149)	177,327
American Funds Growth-Income Fund - Class 2	1,134,721	1,354,761	(2,001,904)	(407,560)
American Funds High-Income Bond Fund - Class 2	—	(147,998)	(674,982)	(231,633)
American Funds International Fund - Class 2	4,606,054	6,495,750	(20,769,315)	(12,694,989)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	—	(78,625)	20,880	36,362
BlackRock Equity Dividend V.I. Fund - Class I	66,981	90,054	(171,488)	(62,357)
BlackRock Global Allocation V.I. Fund - Class I	449,269	641,383	(1,596,036)	(840,599)
BlackRock High Yield V.I. Fund - Class I	—	175	—	254
ClearBridge Variable Aggressive Growth Portfolio - Class I	13,591	14,899	(35,659)	(19,523)
ClearBridge Variable Mid Cap Portfolio - Class I	21,419	24,547	(176,478)	(146,398)
ClearBridge Variable Small Cap Growth Portfolio - Class I	265,939	470,228	(420,726)	48,456
Delaware VIP® Diversified Income Series - Standard Class	—	(228,181)	(2,338,097)	(1,058,512)
Delaware VIP® Emerging Markets Series - Standard Class	173,110	1,926,823	(11,996,927)	(8,350,702)
Delaware VIP® High Yield Series - Standard Class	—	(313,781)	(664,906)	(405,366)
Delaware VIP® International Value Equity Series - Standard Class	—	5,417	(98,491)	(82,547)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(68,288)	(223,533)	75,580
Delaware VIP® REIT Series - Standard Class	834,284	(227,714)	(1,932,540)	(1,593,536)
Delaware VIP® Small Cap Value Series - Standard Class	4,211,913	4,853,395	(15,500,496)	(10,178,694)
Delaware VIP® Smid Cap Core Series - Standard Class	8,025,176	7,221,199	(9,685,126)	(2,424,847)
Delaware VIP® U.S. Growth Series - Standard Class	650,336	609,593	(660,859)	(52,538)
Delaware VIP® Value Series - Standard Class	4,662,215	6,725,140	(9,659,086)	(1,697,511)
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(8,295)	(137,719)	(120,173)
DWS Equity 500 Index VIP Portfolio - Class A	14,725,483	19,180,030	(28,189,556)	(6,409,924)
DWS Small Cap Index VIP Portfolio - Class A	7,715,915	9,090,878	(21,736,535)	(11,729,402)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	(765)	(3,540)	(2,458)
Fidelity® VIP Asset Manager Portfolio - Service Class	44,054	41,851	(137,127)	(75,648)
Fidelity® VIP Contrafund® Portfolio - Service Class	2,693,507	3,471,928	(5,406,853)	(1,776,372)
Fidelity® VIP Equity-Income Portfolio - Service Class	74,287	107,235	(234,823)	(104,256)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	662,123	803,843	(2,622,521)	(1,471,835)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	205	(377)	(5,639)	(4,864)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	493,160	658,919	(2,692,012)	(1,749,471)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	309	391	(7,439)	(6,135)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	273,746	491,859	(2,063,805)	(1,415,862)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	6	139	(170)	(14)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	79,415	103,373	(481,066)	(342,433)
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	34,052	71,542	(175,306)	(62,496)
Fidelity® VIP Growth Portfolio - Service Class	1,293,882	1,835,905	(2,078,780)	(240,530)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	51,219	(18,749)	(232,386)	(53,168)
Fidelity® VIP Mid Cap Portfolio - Service Class	3,055,560	3,872,531	(8,684,343)	(4,632,466)
Fidelity® VIP Overseas Portfolio - Service Class	—	129,025	(512,884)	(348,945)
Franklin Income VIP Fund - Class 1	—	412,310	(1,418,410)	(114,496)
Franklin Mutual Shares VIP Fund - Class 1	117,814	178,839	(503,792)	(242,444)
Franklin Rising Dividends VIP Fund - Class 1	47,296	63,357	(115,092)	(40,026)

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Franklin Small Cap Value VIP Fund - Class 2	$11,788	$(739)	$11,049	$(6,199)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(346)	(346)	(1,821)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(523)	(523)	(579)
Franklin U.S. Government Securities VIP Fund - Class 1	165,406	—	165,406	(109,075)
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	480,720	(144,740)	335,980	18,590
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	25,668	(992)	24,676	74,034
Invesco V.I. Comstock Fund - Series I Shares	11,611	—	11,611	(452)
Invesco V.I. Growth and Income Fund - Series I Shares	31,967	—	31,967	11,768
Ivy VIP Asset Strategy Portfolio - Class II	656	—	656	(22)
Janus Henderson Balanced Portfolio - Institutional Shares	109,976	(11,590)	98,386	29,715
Janus Henderson Balanced Portfolio - Service Shares	123,173	(11,180)	111,993	27,076
Janus Henderson Enterprise Portfolio - Institutional Shares	15,390	(13,447)	1,943	602,547
Janus Henderson Enterprise Portfolio - Service Shares	10,005	(18,743)	(8,738)	376,125
Janus Henderson Flexible Bond Portfolio - Institutional Shares	7,539	(541)	6,998	(7,409)
Janus Henderson Flexible Bond Portfolio - Service Shares	88,032	(5,983)	82,049	(14,705)
Janus Henderson Global Research Portfolio - Institutional Shares	5,889	(1,027)	4,862	59,030
Janus Henderson Global Research Portfolio - Service Shares	3,232	(643)	2,589	39,135
Janus Henderson Global Technology Portfolio - Service Shares	—	(450)	(450)	33,343
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	56,119	(1,276)	54,843	(19,714)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	—	—	—	625
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	—	—	(13)
LVIP Baron Growth Opportunities Fund - Service Class	—	(12,985)	(12,985)	2,066,322
LVIP Baron Growth Opportunities Fund - Standard Class	—	(43)	(43)	29,934
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	33,447	(2,893)	30,554	115,372
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	490,419	(2,506)	487,913	(114,698)
LVIP BlackRock Multi-Asset Income Fund - Standard Class	30,404	—	30,404	(37,206)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,793	(1,252)	9,541	133,096
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(71)	(71)	173,849
LVIP Clarion Global Real Estate Fund - Standard Class	127,150	(230)	126,920	26,809
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	595	—	595	217
LVIP Delaware Bond Fund - Standard Class	6,739,453	(164,738)	6,574,715	(1,061,159)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	38,262	(4)	38,258	2,644
LVIP Delaware Social Awareness Fund - Standard Class	27,254	(3,398)	23,856	146,870
LVIP Delaware Special Opportunities Fund - Standard Class	316,976	(1,360)	315,616	167,891
LVIP Delaware Wealth Builder Fund - Standard Class	24,216	(1,230)	22,986	3,492
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	17,959	—	17,959	25,277
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	209,503	(278)	209,225	(13,390)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	—	—	(8)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	9,231	(1,995)	7,236	290,647
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	21,192	(18)	21,174	(1,384)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	35,097	—	35,097	95,238
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	—	—	41
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	96,748	(41)	96,707	122,805
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	66,333	(38)	66,295	113,968
LVIP Global Income Fund - Standard Class	206,768	(178)	206,590	(13,311)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	75,376	(10)	75,366	102,705
LVIP Goldman Sachs Income Builder Fund - Standard Class	990	—	990	125
LVIP Government Money Market Fund - Standard Class	1,857,212	(65,352)	1,791,860	(1)
LVIP JPMorgan High Yield Fund - Standard Class	1,397,673	(7,326)	1,390,347	(150,396)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,652	—	1,652	8,950
LVIP MFS International Growth Fund - Standard Class	89,435	(3,122)	86,313	537,670
LVIP MFS Value Fund - Standard Class	1,400,754	(12,137)	1,388,617	1,531,440
LVIP Mondrian International Value Fund - Standard Class	835,722	(11,001)	824,721	401,960
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	83	—	83	323
LVIP PIMCO Low Duration Bond Fund - Standard Class	18,447	—	18,447	(932)
LVIP SSGA Bond Index Fund - Standard Class	869,793	(10,764)	859,029	(316,055)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	45,380	(154)	45,226	18,906
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Franklin Small Cap Value VIP Fund - Class 2	$200,753	$194,554	$(362,220)	$(156,617)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	84,910	83,089	(135,105)	(52,362)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	25,900	25,321	(37,327)	(12,529)
Franklin U.S. Government Securities VIP Fund - Class 1	—	(109,075)	(31,075)	25,256
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	1,093,334	1,111,924	(4,713,844)	(3,265,940)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	578,671	652,705	(1,146,673)	(469,292)
Invesco V.I. Comstock Fund - Series I Shares	65,988	65,536	(174,415)	(97,268)
Invesco V.I. Growth and Income Fund - Series I Shares	145,695	157,463	(410,102)	(220,672)
Ivy VIP Asset Strategy Portfolio - Class II	1,540	1,518	(5,627)	(3,453)
Janus Henderson Balanced Portfolio - Institutional Shares	93,169	122,884	(291,595)	(70,325)
Janus Henderson Balanced Portfolio - Service Shares	125,403	152,479	(374,477)	(110,005)
Janus Henderson Enterprise Portfolio - Institutional Shares	300,365	902,912	(852,660)	52,195
Janus Henderson Enterprise Portfolio - Service Shares	460,067	836,192	(821,584)	5,870
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(7,409)	(4,601)	(5,012)
Janus Henderson Flexible Bond Portfolio - Service Shares	—	(14,705)	(121,084)	(53,740)
Janus Henderson Global Research Portfolio - Institutional Shares	—	59,030	(91,208)	(27,316)
Janus Henderson Global Research Portfolio - Service Shares	—	39,135	(81,444)	(39,720)
Janus Henderson Global Technology Portfolio - Service Shares	9,070	42,413	(33,034)	8,929
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	3,824	(15,890)	(16,704)	22,249
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	431	1,056	(5,100)	(4,044)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	88	75	(2,294)	(2,219)
LVIP Baron Growth Opportunities Fund - Service Class	1,622,432	3,688,754	(5,140,460)	(1,464,691)
LVIP Baron Growth Opportunities Fund - Standard Class	12,508	42,442	(42,012)	387
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	115,372	(273,242)	(127,316)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(114,698)	(360,201)	13,014
LVIP BlackRock Multi-Asset Income Fund - Standard Class	—	(37,206)	5,608	(1,194)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	148,108	281,204	(342,388)	(51,643)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	173,849	(158,233)	15,545
LVIP Clarion Global Real Estate Fund - Standard Class	—	26,809	(460,048)	(306,319)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	1,394	1,611	(6,839)	(4,633)
LVIP Delaware Bond Fund - Standard Class	—	(1,061,159)	(7,298,325)	(1,784,769)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	2,644	(35,853)	5,049
LVIP Delaware Social Awareness Fund - Standard Class	193,073	339,943	(362,570)	1,229
LVIP Delaware Special Opportunities Fund - Standard Class	2,104,653	2,272,544	(6,059,358)	(3,471,198)
LVIP Delaware Wealth Builder Fund - Standard Class	147,323	150,815	(217,666)	(43,865)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	25,277	(208,799)	(165,563)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	327,536	314,146	(1,502,114)	(978,743)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	(8)	—	(8)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	290,647	(281,615)	16,268
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	504	(880)	(19,259)	1,035
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	95,238	(356,463)	(226,128)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	41	(6)	35
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	74,654	197,459	(487,334)	(193,168)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	113,968	(359,427)	(179,164)
LVIP Global Income Fund - Standard Class	8,344	(4,967)	(101,910)	99,713
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	14,717	117,422	(372,666)	(179,878)
LVIP Goldman Sachs Income Builder Fund - Standard Class	—	125	(2,604)	(1,489)
LVIP Government Money Market Fund - Standard Class	25	24	1	1,791,885
LVIP JPMorgan High Yield Fund - Standard Class	—	(150,396)	(1,898,904)	(658,953)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	8,950	(24,991)	(14,389)
LVIP MFS International Growth Fund - Standard Class	62,655	600,325	(1,182,140)	(495,502)
LVIP MFS Value Fund - Standard Class	2,654,362	4,185,802	(13,347,897)	(7,773,478)
LVIP Mondrian International Value Fund - Standard Class	356,375	758,335	(4,755,269)	(3,172,213)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	693	1,016	(2,115)	(1,016)
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(932)	(8,969)	8,546
LVIP SSGA Bond Index Fund - Standard Class	—	(316,055)	(759,476)	(216,502)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	8,627	27,533	(153,433)	(80,674)

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	$27,170	$(736)	$26,434	$2,070
LVIP SSGA Developed International 150 Fund - Standard Class	115,314	(393)	114,921	3,102
LVIP SSGA Emerging Markets 100 Fund - Standard Class	55,849	(16)	55,833	13,640
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	33,547	(101)	33,446	22,694
LVIP SSGA International Index Fund - Standard Class	694,237	(2,190)	692,047	314,047
LVIP SSGA International Managed Volatility Fund - Standard Class	3,721	—	3,721	5,325
LVIP SSGA Large Cap 100 Fund - Standard Class	102,154	(172)	101,982	(60,993)
LVIP SSGA Mid-Cap Index Fund - Standard Class	513,599	(10,317)	503,282	1,891,914
LVIP SSGA Moderate Index Allocation Fund - Standard Class	160,428	(11,287)	149,141	186,061
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,592	—	2,592	3,063
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	3,281	—	3,281	50,816
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	11,022	(330)	10,692	(78,022)
LVIP SSGA S&P 500 Index Fund - Standard Class	6,610,165	(250,695)	6,359,470	8,732,757
LVIP SSGA Small-Cap Index Fund - Standard Class	460,102	(12,334)	447,768	1,707,792
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	129,863	(541)	129,322	23,179
LVIP T. Rowe Price 2010 Fund - Standard Class	183,656	—	183,656	(80,795)
LVIP T. Rowe Price 2020 Fund - Standard Class	731,272	(4)	731,268	45,776
LVIP T. Rowe Price 2030 Fund - Standard Class	573,855	(431)	573,424	129,358
LVIP T. Rowe Price 2040 Fund - Standard Class	228,913	(491)	228,422	100,539
LVIP T. Rowe Price 2050 Fund - Standard Class	65,211	—	65,211	71,131
LVIP T. Rowe Price Growth Stock Fund - Standard Class	105,068	(5,461)	99,607	3,998,847
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	117,546	(8,868)	108,678	2,120,779
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	192,398	—	192,398	341,778
LVIP Vanguard International Equity ETF Fund - Standard Class	140,790	(4)	140,786	135,885
LVIP Wellington Capital Growth Fund - Standard Class	—	—	—	53,910
LVIP Wellington Mid-Cap Value Fund - Standard Class	12,183	(7)	12,176	202,273
M Capital Appreciation Fund	1,074	—	1,074	24,150
M International Equity Fund	176	—	176	23,288
M Large Cap Growth Fund	—	—	—	39
M Large Cap Value Fund	223	—	223	23
MFS® VIT Growth Series - Initial Class	73,599	(23,391)	50,208	3,812,449
MFS® VIT Mid Cap Growth Series - Initial Class	—	—	—	359
MFS® VIT New Discovery Series - Initial Class	—	—	—	(43)
MFS® VIT Research Series - Initial Class	902	(272)	630	1,967
MFS® VIT Total Return Series - Initial Class	1,178,498	(7,890)	1,170,608	214,075
MFS® VIT Utilities Series - Initial Class	151,377	(4,417)	146,960	105,060
MFS® VIT II Core Equity Portfolio - Initial Class	18,730	(4,807)	13,923	11,609
MFS® VIT III Mid Cap Value Portfolio - Initial Class	30,990	—	30,990	(7,392)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	2,070	(336)	1,734	1,682
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(6,905)	(6,905)	63,635
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	11,990	(1,486)	10,504	102,114
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	344	—	344	(3,570)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	196,282	(187)	196,095	(668,974)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	10	—	10	(43)
PIMCO VIT Real Return Portfolio - Administrative Class	25,240	—	25,240	(12,037)
PIMCO VIT Total Return Portfolio - Administrative Class	78,066	(134)	77,932	(11,664)
Putnam VT Multi-Asset Absolute Return Fund - Class IA	42	—	42	(387)
T. Rowe Price Equity Income Portfolio	245,875	(51)	245,824	84,394
Templeton Foreign VIP Fund - Class 2	31,495	(1,699)	29,796	4,241
Templeton Global Bond VIP Fund - Class 1	—	(11,317)	(11,317)	(28,155)
Templeton Growth VIP Fund - Class 1	26,771	(2,492)	24,279	217
Templeton Growth VIP Fund - Class 2	421	(45)	376	489
Wells Fargo VT Discovery Fund - Class 2	—	—	—	(4,030)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	$7,125	$9,195	$(71,848)	$(36,219)
LVIP SSGA Developed International 150 Fund - Standard Class	79,351	82,453	(736,226)	(538,852)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	13,640	(276,978)	(207,505)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	22,694	(152,480)	(96,340)
LVIP SSGA International Index Fund - Standard Class	—	314,047	(4,649,255)	(3,643,161)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	5,325	(31,290)	(22,244)
LVIP SSGA Large Cap 100 Fund - Standard Class	264,042	203,049	(809,407)	(504,376)
LVIP SSGA Mid-Cap Index Fund - Standard Class	2,337,242	4,229,156	(8,708,939)	(3,976,501)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	23,759	209,820	(869,342)	(510,381)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	1,103	4,166	(15,582)	(8,824)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2,171	52,987	(93,084)	(36,816)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	11,481	(66,541)	(118,007)	(173,856)
LVIP SSGA S&P 500 Index Fund - Standard Class	6,524,557	15,257,314	(37,461,914)	(15,845,130)
LVIP SSGA Small-Cap Index Fund - Standard Class	1,680,690	3,388,482	(9,036,785)	(5,200,535)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	107,049	130,228	(768,209)	(508,659)
LVIP T. Rowe Price 2010 Fund - Standard Class	584,630	503,835	(1,078,948)	(391,457)
LVIP T. Rowe Price 2020 Fund - Standard Class	1,809,040	1,854,816	(4,659,353)	(2,073,269)
LVIP T. Rowe Price 2030 Fund - Standard Class	831,867	961,225	(3,950,278)	(2,415,629)
LVIP T. Rowe Price 2040 Fund - Standard Class	495,860	596,399	(2,039,544)	(1,214,723)
LVIP T. Rowe Price 2050 Fund - Standard Class	33,649	104,780	(479,991)	(310,000)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	4,639,058	8,637,905	(9,313,919)	(576,407)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,589,514	4,710,293	(5,254,071)	(435,100)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	27,792	369,570	(1,192,002)	(630,034)
LVIP Vanguard International Equity ETF Fund - Standard Class	—	135,885	(1,270,361)	(993,690)
LVIP Wellington Capital Growth Fund - Standard Class	520,252	574,162	(468,227)	105,935
LVIP Wellington Mid-Cap Value Fund - Standard Class	59,943	262,216	(536,510)	(262,118)
M Capital Appreciation Fund	67,224	91,374	(133,381)	(40,933)
M International Equity Fund	—	23,288	(28,647)	(5,183)
M Large Cap Growth Fund	2,067	2,106	(3,000)	(894)
M Large Cap Value Fund	1,102	1,125	(3,137)	(1,789)
MFS® VIT Growth Series - Initial Class	5,461,476	9,273,925	(7,601,445)	1,722,688
MFS® VIT Mid Cap Growth Series - Initial Class	—	359	—	359
MFS® VIT New Discovery Series - Initial Class	6,885	6,842	(17,256)	(10,414)
MFS® VIT Research Series - Initial Class	14,907	16,874	(23,504)	(6,000)
MFS® VIT Total Return Series - Initial Class	2,401,313	2,615,388	(6,773,820)	(2,987,824)
MFS® VIT Utilities Series - Initial Class	52,559	157,619	(15,623)	288,956
MFS® VIT II Core Equity Portfolio - Initial Class	288,889	300,498	(412,071)	(97,650)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	222,879	215,487	(553,634)	(307,157)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	18,417	20,099	(23,332)	(1,499)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	282,350	345,985	(551,712)	(212,632)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	83,065	185,179	(457,598)	(261,915)
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	14,151	10,581	(19,322)	(8,397)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(668,974)	(865,481)	(1,338,360)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	—	(43)	—	(33)
PIMCO VIT Real Return Portfolio - Administrative Class	—	(12,037)	(39,043)	(25,840)
PIMCO VIT Total Return Portfolio - Administrative Class	41,794	30,130	(114,721)	(6,659)
Putnam VT Multi-Asset Absolute Return Fund - Class IA	251	(136)	(119)	(213)
T. Rowe Price Equity Income Portfolio	1,070,658	1,155,052	(2,513,979)	(1,113,103)
Templeton Foreign VIP Fund - Class 2	—	4,241	(175,963)	(141,926)
Templeton Global Bond VIP Fund - Class 1	—	(28,155)	309,750	270,278
Templeton Growth VIP Fund - Class 1	99,400	99,617	(305,368)	(181,472)
Templeton Growth VIP Fund - Class 2	1,785	2,274	(6,070)	(3,420)
Wells Fargo VT Discovery Fund - Class 2	25,339	21,309	(44,473)	(23,164)

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2017 and 2018

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Income & Growth Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount
NET ASSETS AT JANUARY 1, 2017	$846,734	$1,897,457	$1,170,720	$1,433,089	$22,545,275	$5,418,639	$14,062,100
Changes From Operations:
• Net investment income (loss)	2,825	26,472	29,048	(1,674)	90,769	130,025	404,115
• Net realized gain (loss) on investments	56,831	210,470	5,542	114,399	1,640,742	397,459	(174,852)
• Net change in unrealized appreciation or depreciation on investments	173,340	101,821	253,371	332,014	684,381	539,673	311,374
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	232,996	338,763	287,961	444,739	2,415,892	1,067,157	540,637
Changes From Unit Transactions:
• Net unit transactions	(99,106)	(135,591)	(59,460)	(92,916)	(5,617,041)	(932,056)	1,910,588
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(99,106)	(135,591)	(59,460)	(92,916)	(5,617,041)	(932,056)	1,910,588
TOTAL INCREASE (DECREASE) IN NET ASSETS	133,890	203,172	228,501	351,823	(3,201,149)	135,101	2,451,225
NET ASSETS AT DECEMBER 31, 2017	980,624	2,100,629	1,399,221	1,784,912	19,344,126	5,553,740	16,513,325
Changes From Operations:
• Net investment income (loss)	(575)	13,523	42,169	(1,821)	77,789	92,789	502,907
• Net realized gain (loss) on investments	49,506	347,588	18,758	265,417	1,754,128	535,808	(339,007)
• Net change in unrealized appreciation or depreciation on investments	(121,049)	(427,381)	(777,557)	(201,069)	(4,398,416)	(977,034)	(628,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,118)	(66,270)	(716,630)	62,527	(2,566,499)	(348,437)	(464,730)
Changes From Unit Transactions:
• Net unit transactions	(173,342)	(751,254)	1,621,399	(312,554)	(2,242,040)	(516,186)	(919,799)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(173,342)	(751,254)	1,621,399	(312,554)	(2,242,040)	(516,186)	(919,799)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(245,460)	(817,524)	904,769	(250,027)	(4,808,539)	(864,623)	(1,384,529)
NET ASSETS AT DECEMBER 31, 2018	$735,164	$1,283,105	$2,303,990	$1,534,885	$14,535,587	$4,689,117	$15,128,796

See accompanying notes.

	American Century VP International Fund - Class I Subaccount	American Century VP Mid Cap Value - Class I Subaccount	American Funds Bond Fund - Class 2 Subaccount	American Funds Capital Income Builder® - Class 2 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$1,342,676	$—	$127,621	$13,927	$17,962,493	$5,823,079
Changes From Operations:
• Net investment income (loss)	11,172	3,689	2,249	3,356	160,889	25,346
• Net realized gain (loss) on investments	12,951	802	1,419	3,076	792,277	(27,475)
• Net change in unrealized appreciation or depreciation on investments	383,401	24,942	746	6,108	4,877,462	1,505,047
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	407,524	29,433	4,414	12,540	5,830,628	1,502,918
Changes From Unit Transactions:
• Net unit transactions	129,651	392,193	(12,872)	140,398	3,999,782	136,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	129,651	392,193	(12,872)	140,398	3,999,782	136,034
TOTAL INCREASE (DECREASE) IN NET ASSETS	537,175	421,626	(8,458)	152,938	9,830,410	1,638,952
NET ASSETS AT DECEMBER 31, 2017	1,879,851	421,626	119,163	166,865	27,792,903	7,462,031
Changes From Operations:
• Net investment income (loss)	20,811	9,238	11,681	4,074	195,578	2,966
• Net realized gain (loss) on investments	145,000	35,896	623	271	2,579,176	486,889
• Net change in unrealized appreciation or depreciation on investments	(412,064)	(139,701)	1,235	(13,062)	(5,494,410)	(1,195,069)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(246,253)	(94,567)	13,539	(8,717)	(2,719,656)	(705,214)
Changes From Unit Transactions:
• Net unit transactions	(246,239)	301,197	(9,770)	(58,692)	1,016,913	(708,208)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(246,239)	301,197	(9,770)	(58,692)	1,016,913	(708,208)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(492,492)	206,630	3,769	(67,409)	(1,702,743)	(1,413,422)
NET ASSETS AT DECEMBER 31, 2018	$1,387,359	$628,256	$122,932	$99,456	$26,090,160	$6,048,609

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2017	$40,300,665	$13,790,147	$9,550,280	$76,833,812	$5,308,823	$709,728	$10,335,562
Changes From Operations:
• Net investment income (loss)	197,937	195,914	581,422	1,127,936	58,031	15,843	158,523
• Net realized gain (loss) on investments	5,140,423	1,383,929	22,796	2,078,518	(35,612)	54,112	183,151
• Net change in unrealized appreciation or depreciation on investments	5,723,117	1,515,494	13,213	21,225,077	56,615	63,729	1,113,873
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,061,477	3,095,337	617,431	24,431,531	79,034	133,684	1,455,547
Changes From Unit Transactions:
• Net unit transactions	(775,630)	(816,967)	(1,175,290)	(1,408,778)	(577,736)	143,416	699,413
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(775,630)	(816,967)	(1,175,290)	(1,408,778)	(577,736)	143,416	699,413
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,285,847	2,278,370	(557,859)	23,022,753	(498,702)	277,100	2,154,960
NET ASSETS AT DECEMBER 31, 2017	50,586,512	16,068,517	8,992,421	99,856,565	4,810,121	986,828	12,490,522
Changes From Operations:
• Net investment income (loss)	178,778	239,583	591,347	1,578,576	94,107	19,077	114,054
• Net realized gain (loss) on investments	6,674,698	1,354,761	(147,998)	6,495,750	(78,625)	90,054	641,383
• Net change in unrealized appreciation or depreciation on investments	(6,676,149)	(2,001,904)	(674,982)	(20,769,315)	20,880	(171,488)	(1,596,036)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	177,327	(407,560)	(231,633)	(12,694,989)	36,362	(62,357)	(840,599)
Changes From Unit Transactions:
• Net unit transactions	(6,133,025)	661,452	(382,112)	(2,450,790)	591,303	(95,233)	(932,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,133,025)	661,452	(382,112)	(2,450,790)	591,303	(95,233)	(932,168)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,955,698)	253,892	(613,745)	(15,145,779)	627,665	(157,590)	(1,772,767)
NET ASSETS AT DECEMBER 31, 2018	$44,630,814	$16,322,409	$8,378,676	$84,710,786	$5,437,786	$829,238	$10,717,755

See accompanying notes.

	BlackRock High Yield V.I. Fund - Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$—	$20,399	$558,497	$2,142,957	$54,215,173	$38,831,077
Changes From Operations:
• Net investment income (loss)	—	514	3,680	(849)	1,361,268	256,844
• Net realized gain (loss) on investments	—	8,563	67,941	132,420	(243,994)	1,453,640
• Net change in unrealized appreciation or depreciation on investments	—	1,104	30,029	324,013	1,503,570	14,056,085
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	—	10,181	101,650	455,584	2,620,844	15,766,569
Changes From Unit Transactions:
• Net unit transactions	—	86,092	279,206	(316,280)	(4,218,447)	1,849,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	86,092	279,206	(316,280)	(4,218,447)	1,849,573
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	96,273	380,856	139,304	(1,597,603)	17,616,142
NET ASSETS AT DECEMBER 31, 2017	—	116,672	939,353	2,282,261	52,617,570	56,447,219
Changes From Operations:
• Net investment income (loss)	79	1,237	5,533	(1,046)	1,507,766	1,719,402
• Net realized gain (loss) on investments	175	14,899	24,547	470,228	(228,181)	1,926,823
• Net change in unrealized appreciation or depreciation on investments	—	(35,659)	(176,478)	(420,726)	(2,338,097)	(11,996,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254	(19,523)	(146,398)	48,456	(1,058,512)	(8,350,702)
Changes From Unit Transactions:
• Net unit transactions	(254)	87,647	265,893	(46,673)	(3,542,326)	(5,328,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(254)	87,647	265,893	(46,673)	(3,542,326)	(5,328,827)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	68,124	119,495	1,783	(4,600,838)	(13,679,529)
NET ASSETS AT DECEMBER 31, 2018	$—	$184,796	$1,058,848	$2,284,044	$48,016,732	$42,767,690

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® International Value Equity Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$10,901,118	$257,778	$7,707,309	$30,973,922	$53,757,193	$21,532,211	$11,307,969
Changes From Operations:
• Net investment income (loss)	652,393	4,160	169,271	466,147	446,337	61,615	(1,820)
• Net realized gain (loss) on investments	(190,902)	4,850	(9,404)	4,040,493	3,335,579	1,760,442	(571,599)
• Net change in unrealized appreciation or depreciation on investments	315,705	56,480	12,492	(4,052,686)	2,549,785	2,386,961	2,834,234
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	777,196	65,490	172,359	453,954	6,331,701	4,209,018	2,260,815
Changes From Unit Transactions:
• Net unit transactions	(324,716)	82,003	1,117,256	(1,381,667)	(1,807,726)	122,102	(8,913,329)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(324,716)	82,003	1,117,256	(1,381,667)	(1,807,726)	122,102	(8,913,329)
TOTAL INCREASE (DECREASE) IN NET ASSETS	452,480	147,493	1,289,615	(927,713)	4,523,975	4,331,120	(6,652,514)
NET ASSETS AT DECEMBER 31, 2017	11,353,598	405,271	8,996,924	30,046,209	58,281,168	25,863,331	4,655,455
Changes From Operations:
• Net investment income (loss)	573,321	10,527	367,401	566,718	468,407	39,080	(1,272)
• Net realized gain (loss) on investments	(313,781)	5,417	(68,288)	(227,714)	4,853,395	7,221,199	609,593
• Net change in unrealized appreciation or depreciation on investments	(664,906)	(98,491)	(223,533)	(1,932,540)	(15,500,496)	(9,685,126)	(660,859)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(405,366)	(82,547)	75,580	(1,593,536)	(10,178,694)	(2,424,847)	(52,538)
Changes From Unit Transactions:
• Net unit transactions	(3,254,917)	44,152	5,924,041	(8,138,362)	2,349,244	(3,972,481)	(921,100)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,254,917)	44,152	5,924,041	(8,138,362)	2,349,244	(3,972,481)	(921,100)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,660,283)	(38,395)	5,999,621	(9,731,898)	(7,829,450)	(6,397,328)	(973,638)
NET ASSETS AT DECEMBER 31, 2018	$7,693,315	$366,876	$14,996,545	$20,314,311	$50,451,718	$19,466,003	$3,681,817

See accompanying notes.

	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount	Fidelity® VIP Asset Manager Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$73,871,480	$1,218,490	$161,517,274	$113,232,668	$—	$1,359,730
Changes From Operations:
• Net investment income (loss)	1,262,002	27,918	2,666,907	903,144	—	21,091
• Net realized gain (loss) on investments	4,752,401	(4,014)	11,955,149	6,054,152	—	132,121
• Net change in unrealized appreciation or depreciation on investments	3,464,027	64,711	17,587,019	7,757,835	—	16,327
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,478,430	88,615	32,209,075	14,715,131	—	169,539
Changes From Unit Transactions:
• Net unit transactions	(8,167,234)	134,144	(20,989,149)	(14,269,619)	—	(179,202)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,167,234)	134,144	(20,989,149)	(14,269,619)	—	(179,202)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,311,196	222,759	11,219,926	445,512	—	(9,663)
NET ASSETS AT DECEMBER 31, 2017	75,182,676	1,441,249	172,737,200	113,678,180	—	1,350,067
Changes From Operations:
• Net investment income (loss)	1,236,435	25,841	2,599,602	916,255	1,847	19,628
• Net realized gain (loss) on investments	6,725,140	(8,295)	19,180,030	9,090,878	(765)	41,851
• Net change in unrealized appreciation or depreciation on investments	(9,659,086)	(137,719)	(28,189,556)	(21,736,535)	(3,540)	(137,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,697,511)	(120,173)	(6,409,924)	(11,729,402)	(2,458)	(75,648)
Changes From Unit Transactions:
• Net unit transactions	(7,489,216)	(210,530)	(19,041,639)	(8,056,950)	398,855	(3,705)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,489,216)	(210,530)	(19,041,639)	(8,056,950)	398,855	(3,705)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,186,727)	(330,703)	(25,451,563)	(19,786,352)	396,397	(79,353)
NET ASSETS AT DECEMBER 31, 2018	$65,995,949	$1,110,546	$147,285,637	$93,891,828	$396,397	$1,270,714

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$32,168,836	$1,515,084	$10,648,723	$—	$8,892,034	$—	$3,735,728
Changes From Operations:
• Net investment income (loss)	254,549	23,335	280,949	—	221,511	—	140,865
• Net realized gain (loss) on investments	3,229,874	33,936	727,897	—	590,563	—	317,124
• Net change in unrealized appreciation or depreciation on investments	2,718,752	129,707	1,587,944	—	1,696,195	—	1,206,061
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,203,175	186,978	2,596,790	—	2,508,269	—	1,664,050
Changes From Unit Transactions:
• Net unit transactions	(6,211,546)	(37,042)	6,739,766	—	6,377,118	—	8,012,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,211,546)	(37,042)	6,739,766	—	6,377,118	—	8,012,459
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,371)	149,936	9,336,556	—	8,885,387	—	9,676,509
NET ASSETS AT DECEMBER 31, 2017	32,160,465	1,665,020	19,985,279	—	17,777,421	—	13,412,237
Changes From Operations:
• Net investment income (loss)	158,553	23,332	346,843	1,152	283,622	913	156,084
• Net realized gain (loss) on investments	3,471,928	107,235	803,843	(377)	658,919	391	491,859
• Net change in unrealized appreciation or depreciation on investments	(5,406,853)	(234,823)	(2,622,521)	(5,639)	(2,692,012)	(7,439)	(2,063,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,776,372)	(104,256)	(1,471,835)	(4,864)	(1,749,471)	(6,135)	(1,415,862)
Changes From Unit Transactions:
• Net unit transactions	(5,394,805)	(550,294)	5,806,572	85,737	3,758,834	82,073	1,317,968
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,394,805)	(550,294)	5,806,572	85,737	3,758,834	82,073	1,317,968
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,171,177)	(654,550)	4,334,737	80,873	2,009,363	75,938	(97,894)
NET ASSETS AT DECEMBER 31, 2018	$24,989,288	$1,010,470	$24,320,016	$80,873	$19,786,784	$75,938	$13,314,343
See accompanying notes.

	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$—	$1,552,388	$2,570,029	$6,617,494	$5,970,507	$32,575,453
Changes From Operations:
• Net investment income (loss)	—	29,650	48,274	(1,176)	182,041	208,458
• Net realized gain (loss) on investments	—	100,517	67,016	726,483	45,419	1,917,027
• Net change in unrealized appreciation or depreciation on investments	—	290,456	138,435	1,593,675	86,462	4,394,409
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	—	420,623	253,725	2,318,982	313,922	6,519,894
Changes From Unit Transactions:
• Net unit transactions	—	705,438	46,991	(76,599)	1,735,116	(1,742,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	705,438	46,991	(76,599)	1,735,116	(1,742,400)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	1,126,061	300,716	2,242,383	2,049,038	4,777,494
NET ASSETS AT DECEMBER 31, 2017	—	2,678,449	2,870,745	8,859,877	8,019,545	37,352,947
Changes From Operations:
• Net investment income (loss)	17	35,260	41,268	2,345	197,967	179,346
• Net realized gain (loss) on investments	139	103,373	71,542	1,835,905	(18,749)	3,872,531
• Net change in unrealized appreciation or depreciation on investments	(170)	(481,066)	(175,306)	(2,078,780)	(232,386)	(8,684,343)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14)	(342,433)	(62,496)	(240,530)	(53,168)	(4,632,466)
Changes From Unit Transactions:
• Net unit transactions	1,431	527,827	(521,089)	681,741	104,750	(6,606,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,431	527,827	(521,089)	681,741	104,750	(6,606,355)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,417	185,394	(583,585)	441,211	51,582	(11,238,821)
NET ASSETS AT DECEMBER 31, 2018	$1,417	$2,863,843	$2,287,160	$9,301,088	$8,071,127	$26,114,126

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$4,650,283	$14,609,967	$2,848,742	$880,068	$1,839,834	$1,286,909	$174,117
Changes From Operations:
• Net investment income (loss)	32,350	624,091	90,418	14,517	10,371	(347)	(421)
• Net realized gain (loss) on investments	631,674	105,053	218,480	49,403	189,391	1,282	18,561
• Net change in unrealized appreciation or depreciation on investments	541,606	770,477	(26,974)	106,907	(27,517)	185,753	20,346
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,205,630	1,499,621	281,924	170,827	172,245	186,688	38,486
Changes From Unit Transactions:
• Net unit transactions	(3,114,607)	1,495,378	792,409	(296,989)	(561,277)	(615,269)	37,099
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,114,607)	1,495,378	792,409	(296,989)	(561,277)	(615,269)	37,099
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,908,977)	2,994,999	1,074,333	(126,162)	(389,032)	(428,581)	75,585
NET ASSETS AT DECEMBER 31, 2017	2,741,306	17,604,966	3,923,075	753,906	1,450,802	858,328	249,702
Changes From Operations:
• Net investment income (loss)	34,914	891,604	82,509	11,709	11,049	(346)	(523)
• Net realized gain (loss) on investments	129,025	412,310	178,839	63,357	194,554	83,089	25,321
• Net change in unrealized appreciation or depreciation on investments	(512,884)	(1,418,410)	(503,792)	(115,092)	(362,220)	(135,105)	(37,327)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(348,945)	(114,496)	(242,444)	(40,026)	(156,617)	(52,362)	(12,529)
Changes From Unit Transactions:
• Net unit transactions	(330,577)	(9,414,700)	(898,025)	(229,911)	(255,726)	59,997	(12,334)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(330,577)	(9,414,700)	(898,025)	(229,911)	(255,726)	59,997	(12,334)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(679,522)	(9,529,196)	(1,140,469)	(269,937)	(412,343)	7,635	(24,863)
NET ASSETS AT DECEMBER 31, 2018	$2,061,784	$8,075,770	$2,782,606	$483,969	$1,038,459	$865,963	$224,839

See accompanying notes.

	Franklin U.S. Government Securities VIP Fund - Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund - Service Shares Subaccount	Goldman Sachs VIT Mid Cap Value Fund - Service Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Growth and Income Fund - Series I Shares Subaccount	Ivy VIP Asset Strategy Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2017	$5,932,635	$64,285,894	$6,339,545	$—	$1,651,784	$—
Changes From Operations:
• Net investment income (loss)	171,919	74,926	26,056	387	35,137	—
• Net realized gain (loss) on investments	(59,585)	1,801,686	345,835	1,273	115,414	—
• Net change in unrealized appreciation or depreciation on investments	(12,322)	6,394,641	229,503	988	149,313	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	100,012	8,271,253	601,394	2,648	299,864	—
Changes From Unit Transactions:
• Net unit transactions	83,134	(192,398)	(1,180,752)	16,241	91,533	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	83,134	(192,398)	(1,180,752)	16,241	91,533	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	183,146	8,078,855	(579,358)	18,889	391,397	—
NET ASSETS AT DECEMBER 31, 2017	6,115,781	72,364,749	5,760,187	18,889	2,043,181	—
Changes From Operations:
• Net investment income (loss)	165,406	335,980	24,676	11,611	31,967	656
• Net realized gain (loss) on investments	(109,075)	1,111,924	652,705	65,536	157,463	1,518
• Net change in unrealized appreciation or depreciation on investments	(31,075)	(4,713,844)	(1,146,673)	(174,415)	(410,102)	(5,627)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,256	(3,265,940)	(469,292)	(97,268)	(220,672)	(3,453)
Changes From Unit Transactions:
• Net unit transactions	(879,656)	(206,440)	(956,840)	659,781	(548,392)	38,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(879,656)	(206,440)	(956,840)	659,781	(548,392)	38,090
TOTAL INCREASE (DECREASE) IN NET ASSETS	(854,400)	(3,472,380)	(1,426,132)	562,513	(769,064)	34,637
NET ASSETS AT DECEMBER 31, 2018	$5,261,381	$68,892,369	$4,334,055	$581,402	$1,274,117	$34,637

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Institutional Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Institutional Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2017	$3,011,465	$4,182,579	$5,751,565	$7,781,299	$2,051,211	$3,702,231	$411,553
Changes From Operations:
• Net investment income (loss)	43,319	55,070	3,188	(3,747)	32,167	87,791	3,055
• Net realized gain (loss) on investments	44,799	58,528	566,416	606,402	(88,603)	(21,081)	11,507
• Net change in unrealized appreciation or depreciation on investments	429,563	621,266	944,885	1,469,132	121,402	51,235	99,508
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	517,681	734,864	1,514,489	2,071,787	64,966	117,945	114,070
Changes From Unit Transactions:
• Net unit transactions	(263,012)	(199,098)	(295,610)	(105,805)	(1,788,792)	(266,621)	1,659
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(263,012)	(199,098)	(295,610)	(105,805)	(1,788,792)	(266,621)	1,659
TOTAL INCREASE (DECREASE) IN NET ASSETS	254,669	535,766	1,218,879	1,965,982	(1,723,826)	(148,676)	115,729
NET ASSETS AT DECEMBER 31, 2017	3,266,134	4,718,345	6,970,444	9,747,281	327,385	3,553,555	527,282
Changes From Operations:
• Net investment income (loss)	98,386	111,993	1,943	(8,738)	6,998	82,049	4,862
• Net realized gain (loss) on investments	122,884	152,479	902,912	836,192	(7,409)	(14,705)	59,030
• Net change in unrealized appreciation or depreciation on investments	(291,595)	(374,477)	(852,660)	(821,584)	(4,601)	(121,084)	(91,208)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(70,325)	(110,005)	52,195	5,870	(5,012)	(53,740)	(27,316)
Changes From Unit Transactions:
• Net unit transactions	3,898,317	5,107,224	(1,283,232)	(1,128,055)	(84,068)	(210,348)	(102,010)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,898,317	5,107,224	(1,283,232)	(1,128,055)	(84,068)	(210,348)	(102,010)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,827,992	4,997,219	(1,231,037)	(1,122,185)	(89,080)	(264,088)	(129,326)
NET ASSETS AT DECEMBER 31, 2018	$7,094,126	$9,715,564	$5,739,407	$8,625,096	$238,305	$3,289,467	$397,956

See accompanying notes.

	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2017	$316,819	$201,715	$1,011,126	$—	$—	$237,524
Changes From Operations:
• Net investment income (loss)	1,700	(441)	50,293	1,045	1,825	—
• Net realized gain (loss) on investments	66,884	27,807	(3,077)	2,540	439	8,008
• Net change in unrealized appreciation or depreciation on investments	8,259	52,290	2,119	2,702	1,493	4,205
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	76,843	79,656	49,335	6,287	3,757	12,213
Changes From Unit Transactions:
• Net unit transactions	(79,030)	(42,646)	1,248,684	71,329	46,654	(249,737)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(79,030)	(42,646)	1,248,684	71,329	46,654	(249,737)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,187)	37,010	1,298,019	77,616	50,411	(237,524)
NET ASSETS AT DECEMBER 31, 2017	314,632	238,725	2,309,145	77,616	50,411	—
Changes From Operations:
• Net investment income (loss)	2,589	(450)	54,843	—	—	—
• Net realized gain (loss) on investments	39,135	42,413	(15,890)	1,056	75	—
• Net change in unrealized appreciation or depreciation on investments	(81,444)	(33,034)	(16,704)	(5,100)	(2,294)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,720)	8,929	22,249	(4,044)	(2,219)	—
Changes From Unit Transactions:
• Net unit transactions	(274,912)	(68,644)	1,615,564	(5,006)	(7,690)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(274,912)	(68,644)	1,615,564	(5,006)	(7,690)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(314,632)	(59,715)	1,637,813	(9,050)	(9,909)	—
NET ASSETS AT DECEMBER 31, 2018	$—	$179,010	$3,946,958	$68,566	$40,502	$—

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$36,631,906	$306,534	$1,985,146	$10,492,319	$941,257	$1,564,616	$878,140
Changes From Operations:
• Net investment income (loss)	(12,699)	(88)	31,092	177,021	33,051	9,357	(67)
• Net realized gain (loss) on investments	2,895,769	19,239	59,539	(67,682)	3,049	85,442	20,009
• Net change in unrealized appreciation or depreciation on investments	6,180,522	58,960	200,723	122,397	21,329	288,992	207,145
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,063,592	78,111	291,354	231,736	57,429	383,791	227,087
Changes From Unit Transactions:
• Net unit transactions	(7,712,306)	67,603	(304,545)	64,147	626	(152,450)	91,606
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,712,306)	67,603	(304,545)	64,147	626	(152,450)	91,606
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,351,286	145,714	(13,191)	295,883	58,055	231,341	318,693
NET ASSETS AT DECEMBER 31, 2017	37,983,192	452,248	1,971,955	10,788,202	999,312	1,795,957	1,196,833
Changes From Operations:
• Net investment income (loss)	(12,985)	(43)	30,554	487,913	30,404	9,541	(71)
• Net realized gain (loss) on investments	3,688,754	42,442	115,372	(114,698)	(37,206)	281,204	173,849
• Net change in unrealized appreciation or depreciation on investments	(5,140,460)	(42,012)	(273,242)	(360,201)	5,608	(342,388)	(158,233)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,464,691)	387	(127,316)	13,014	(1,194)	(51,643)	15,545
Changes From Unit Transactions:
• Net unit transactions	(3,315,947)	(230,842)	(475,946)	(2,469,200)	(998,118)	(348,471)	(607,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,315,947)	(230,842)	(475,946)	(2,469,200)	(998,118)	(348,471)	(607,541)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,780,638)	(230,455)	(603,262)	(2,456,186)	(999,312)	(400,114)	(591,996)
NET ASSETS AT DECEMBER 31, 2018	$33,202,554	$221,793	$1,368,693	$8,332,016	$—	$1,395,843	$604,837

See accompanying notes.

	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$4,125,634	$10,878	$174,332,327	$863,029	$2,350,075	$19,122,979
Changes From Operations:
• Net investment income (loss)	176,432	67	5,587,368	11,246	31,924	283,143
• Net realized gain (loss) on investments	75,175	1,148	(286,960)	5,921	290,748	2,021,259
• Net change in unrealized appreciation or depreciation on investments	173,525	602	2,663,032	9,872	168,147	1,101,071
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	425,132	1,817	7,963,440	27,039	490,819	3,405,473
Changes From Unit Transactions:
• Net unit transactions	(338,073)	(5,860)	20,926,444	253,212	34,139	26,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(338,073)	(5,860)	20,926,444	253,212	34,139	26,313
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,059	(4,043)	28,889,884	280,251	524,958	3,431,786
NET ASSETS AT DECEMBER 31, 2017	4,212,693	6,835	203,222,211	1,143,280	2,875,033	22,554,765
Changes From Operations:
• Net investment income (loss)	126,920	595	6,574,715	38,258	23,856	315,616
• Net realized gain (loss) on investments	26,809	1,611	(1,061,159)	2,644	339,943	2,272,544
• Net change in unrealized appreciation or depreciation on investments	(460,048)	(6,839)	(7,298,325)	(35,853)	(362,570)	(6,059,358)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(306,319)	(4,633)	(1,784,769)	5,049	1,229	(3,471,198)
Changes From Unit Transactions:
• Net unit transactions	(978,506)	50,706	5,426,473	(338,127)	(1,099,894)	366,064
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(978,506)	50,706	5,426,473	(338,127)	(1,099,894)	366,064
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,284,825)	46,073	3,641,704	(333,078)	(1,098,665)	(3,105,134)
NET ASSETS AT DECEMBER 31, 2018	$2,927,868	$52,908	$206,863,915	$810,202	$1,776,368	$19,449,631

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$865,499	$826,374	$11,728,774	$—	$1,614,031	$1,092,244	$2,331,028
Changes From Operations:
• Net investment income (loss)	18,132	24,266	189,727	—	18,174	14,994	36,009
• Net realized gain (loss) on investments	42,781	(3,198)	(213,512)	407	51,420	(758)	51,757
• Net change in unrealized appreciation or depreciation on investments	36,137	204,940	2,476,337	—	244,965	13,070	419,489
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	97,050	226,008	2,452,552	407	314,559	27,306	507,255
Changes From Unit Transactions:
• Net unit transactions	(90,971)	53,632	(836,880)	(407)	30,996	(296,316)	(137,209)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(90,971)	53,632	(836,880)	(407)	30,996	(296,316)	(137,209)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,079	279,640	1,615,672	—	345,555	(269,010)	370,046
NET ASSETS AT DECEMBER 31, 2017	871,578	1,106,014	13,344,446	—	1,959,586	823,234	2,701,074
Changes From Operations:
• Net investment income (loss)	22,986	17,959	209,225	—	7,236	21,174	35,097
• Net realized gain (loss) on investments	150,815	25,277	314,146	(8)	290,647	(880)	95,238
• Net change in unrealized appreciation or depreciation on investments	(217,666)	(208,799)	(1,502,114)	—	(281,615)	(19,259)	(356,463)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(43,865)	(165,563)	(978,743)	(8)	16,268	1,035	(226,128)
Changes From Unit Transactions:
• Net unit transactions	(74,296)	(137,041)	(481,994)	8	(1,165,148)	147,582	(351,185)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,296)	(137,041)	(481,994)	8	(1,165,148)	147,582	(351,185)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,161)	(302,604)	(1,460,737)	—	(1,148,880)	148,617	(577,313)
NET ASSETS AT DECEMBER 31, 2018	$753,417	$803,410	$11,883,709	$—	$810,706	$971,851	$2,123,761

See accompanying notes.

	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$43,584	$5,875,453	$3,104,360	$6,239,238	$2,970,174	$26,439
Changes From Operations:
• Net investment income (loss)	78	138,404	70,269	(315)	78,894	772
• Net realized gain (loss) on investments	1,146	86,501	67,986	(12,067)	77,402	33
• Net change in unrealized appreciation or depreciation on investments	1,200	382,750	294,662	314,046	287,781	1,313
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,424	607,655	432,917	301,664	444,077	2,118
Changes From Unit Transactions:
• Net unit transactions	(44,321)	(284,654)	(357,424)	(514,017)	226,022	721
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,321)	(284,654)	(357,424)	(514,017)	226,022	721
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,897)	323,001	75,493	(212,353)	670,099	2,839
NET ASSETS AT DECEMBER 31, 2017	1,687	6,198,454	3,179,853	6,026,885	3,640,273	29,278
Changes From Operations:
• Net investment income (loss)	—	96,707	66,295	206,590	75,366	990
• Net realized gain (loss) on investments	41	197,459	113,968	(4,967)	117,422	125
• Net change in unrealized appreciation or depreciation on investments	(6)	(487,334)	(359,427)	(101,910)	(372,666)	(2,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35	(193,168)	(179,164)	99,713	(179,878)	(1,489)
Changes From Unit Transactions:
• Net unit transactions	(1,722)	(2,766,299)	(747,831)	(1,218,284)	(1,057,822)	7,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,722)	(2,766,299)	(747,831)	(1,218,284)	(1,057,822)	7,186
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,687)	(2,959,467)	(926,995)	(1,118,571)	(1,237,700)	5,697
NET ASSETS AT DECEMBER 31, 2018	$—	$3,238,987	$2,252,858	$4,908,314	$2,402,573	$34,975

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$144,421,498	$21,698,836	$534,364	$7,023,960	$63,751,872	$25,334,613	$3,896
Changes From Operations:
• Net investment income (loss)	459,289	1,479,140	1,614	85,512	1,272,829	1,013,596	191
• Net realized gain (loss) on investments	3,890	8,794	64,357	479,600	3,240,080	284,438	1,589
• Net change in unrealized appreciation or depreciation on investments	—	31,734	(25,710)	1,683,993	6,908,607	4,272,078	572
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	463,179	1,519,668	40,261	2,249,105	11,421,516	5,570,112	2,352
Changes From Unit Transactions:
• Net unit transactions	(10,847,916)	1,916,869	(412,876)	(584,909)	2,375,984	1,678,438	6,031
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,847,916)	1,916,869	(412,876)	(584,909)	2,375,984	1,678,438	6,031
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,384,737)	3,436,537	(372,615)	1,664,196	13,797,500	7,248,550	8,383
NET ASSETS AT DECEMBER 31, 2017	134,036,761	25,135,373	161,749	8,688,156	77,549,372	32,583,163	12,279
Changes From Operations:
• Net investment income (loss)	1,791,860	1,390,347	1,652	86,313	1,388,617	824,721	83
• Net realized gain (loss) on investments	24	(150,396)	8,950	600,325	4,185,802	758,335	1,016
• Net change in unrealized appreciation or depreciation on investments	1	(1,898,904)	(24,991)	(1,182,140)	(13,347,897)	(4,755,269)	(2,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,791,885	(658,953)	(14,389)	(495,502)	(7,773,478)	(3,172,213)	(1,016)
Changes From Unit Transactions:
• Net unit transactions	23,525,962	(1,781,320)	(42,354)	(1,568,280)	2,098,807	(5,838,539)	(3,627)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,525,962	(1,781,320)	(42,354)	(1,568,280)	2,098,807	(5,838,539)	(3,627)
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,317,847	(2,440,273)	(56,743)	(2,063,782)	(5,674,671)	(9,010,752)	(4,643)
NET ASSETS AT DECEMBER 31, 2018	$159,354,608	$22,695,100	$105,006	$6,624,374	$71,874,701	$23,572,411	$7,636

See accompanying notes.

	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$538,680	$26,409,122	$973,585	$437,104	$1,168,169	$1,580,126
Changes From Operations:
• Net investment income (loss)	20,340	831,450	32,228	18,669	117,463	54,732
• Net realized gain (loss) on investments	(8,326)	(73,645)	10,837	7,459	(506)	7,340
• Net change in unrealized appreciation or depreciation on investments	(1,025)	123,994	86,848	19,797	271,261	329,303
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,989	881,799	129,913	45,925	388,218	391,375
Changes From Unit Transactions:
• Net unit transactions	15,877	9,598,724	367,841	91,551	1,405,091	84,909
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,877	9,598,724	367,841	91,551	1,405,091	84,909
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,866	10,480,523	497,754	137,476	1,793,309	476,284
NET ASSETS AT DECEMBER 31, 2017	565,546	36,889,645	1,471,339	574,580	2,961,478	2,056,410
Changes From Operations:
• Net investment income (loss)	18,447	859,029	45,226	26,434	114,921	55,833
• Net realized gain (loss) on investments	(932)	(316,055)	27,533	9,195	82,453	13,640
• Net change in unrealized appreciation or depreciation on investments	(8,969)	(759,476)	(153,433)	(71,848)	(736,226)	(276,978)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,546	(216,502)	(80,674)	(36,219)	(538,852)	(207,505)
Changes From Unit Transactions:
• Net unit transactions	966,911	(5,228,729)	448,477	342,945	551,686	(771,306)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	966,911	(5,228,729)	448,477	342,945	551,686	(771,306)
TOTAL INCREASE (DECREASE) IN NET ASSETS	975,457	(5,445,231)	367,803	306,726	12,834	(978,811)
NET ASSETS AT DECEMBER 31, 2018	$1,541,003	$31,444,414	$1,839,142	$881,306	$2,974,312	$1,077,599

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$1,256,011	$14,804,341	$11,573	$1,404,693	$27,275,027	$7,500,395	$273,361
Changes From Operations:
• Net investment income (loss)	52,028	589,790	4,296	122,718	481,833	169,324	7,545
• Net realized gain (loss) on investments	12,337	277,218	433	564,340	1,149,643	52,222	9,928
• Net change in unrealized appreciation or depreciation on investments	109,551	3,244,597	25,143	(108,775)	3,210,701	862,162	13,787
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	173,916	4,111,605	29,872	578,283	4,842,177	1,083,708	31,260
Changes From Unit Transactions:
• Net unit transactions	(74,274)	5,170,972	162,639	2,626,455	6,784,740	(131,827)	(105,122)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,274)	5,170,972	162,639	2,626,455	6,784,740	(131,827)	(105,122)
TOTAL INCREASE (DECREASE) IN NET ASSETS	99,642	9,282,577	192,511	3,204,738	11,626,917	951,881	(73,862)
NET ASSETS AT DECEMBER 31, 2017	1,355,653	24,086,918	204,084	4,609,431	38,901,944	8,452,276	199,499
Changes From Operations:
• Net investment income (loss)	33,446	692,047	3,721	101,982	503,282	149,141	2,592
• Net realized gain (loss) on investments	22,694	314,047	5,325	203,049	4,229,156	209,820	4,166
• Net change in unrealized appreciation or depreciation on investments	(152,480)	(4,649,255)	(31,290)	(809,407)	(8,708,939)	(869,342)	(15,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(96,340)	(3,643,161)	(22,244)	(504,376)	(3,976,501)	(510,381)	(8,824)
Changes From Unit Transactions:
• Net unit transactions	(243,907)	3,058,873	(35,217)	(392,423)	(3,084,865)	(1,167,873)	(112,430)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(243,907)	3,058,873	(35,217)	(392,423)	(3,084,865)	(1,167,873)	(112,430)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(340,247)	(584,288)	(57,461)	(896,799)	(7,061,366)	(1,678,254)	(121,254)
NET ASSETS AT DECEMBER 31, 2018	$1,015,406	$23,502,630	$146,623	$3,712,632	$31,840,578	$6,774,022	$78,245
See accompanying notes.

	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$696,875	$1,288,367	$274,293,650	$39,990,622	$4,809,607	$10,920,698
Changes From Operations:
• Net investment income (loss)	15,697	73,981	5,804,716	425,240	127,427	169,924
• Net realized gain (loss) on investments	12,903	26,042	13,049,832	3,898,500	456,366	162,840
• Net change in unrealized appreciation or depreciation on investments	88,298	91,382	41,408,761	1,387,256	(317,820)	609,341
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	116,898	191,405	60,263,309	5,710,996	265,973	942,105
Changes From Unit Transactions:
• Net unit transactions	(41,145)	413,854	11,708,842	(1,433,626)	220,025	(2,901,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,145)	413,854	11,708,842	(1,433,626)	220,025	(2,901,279)
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,753	605,259	71,972,151	4,277,370	485,998	(1,959,174)
NET ASSETS AT DECEMBER 31, 2017	772,628	1,893,626	346,265,801	44,267,992	5,295,605	8,961,524
Changes From Operations:
• Net investment income (loss)	3,281	10,692	6,359,470	447,768	129,322	183,656
• Net realized gain (loss) on investments	52,987	(66,541)	15,257,314	3,388,482	130,228	503,835
• Net change in unrealized appreciation or depreciation on investments	(93,084)	(118,007)	(37,461,914)	(9,036,785)	(768,209)	(1,078,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,816)	(173,856)	(15,845,130)	(5,200,535)	(508,659)	(391,457)
Changes From Unit Transactions:
• Net unit transactions	(594,110)	(1,412,937)	(1,719,385)	1,028,894	(1,148,204)	(555,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(594,110)	(1,412,937)	(1,719,385)	1,028,894	(1,148,204)	(555,970)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(630,926)	(1,586,793)	(17,564,515)	(4,171,641)	(1,656,863)	(947,427)
NET ASSETS AT DECEMBER 31, 2018	$141,702	$306,833	$328,701,286	$40,096,351	$3,638,742	$8,014,097

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$32,222,237	$26,644,531	$12,333,306	$2,428,448	$38,758,796	$23,789,241	$469,078
Changes From Operations:
• Net investment income (loss)	651,050	597,134	257,162	66,984	112,618	52,155	—
• Net realized gain (loss) on investments	1,051,099	493,302	252,262	33,555	2,457,118	1,801,283	21,852
• Net change in unrealized appreciation or depreciation on investments	1,820,479	2,436,925	1,136,069	354,096	10,586,984	4,151,206	(555)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,522,628	3,527,361	1,645,493	454,635	13,156,720	6,004,644	21,297
Changes From Unit Transactions:
• Net unit transactions	(2,777,410)	(878,394)	(1,402,384)	535,229	3,124,214	1,046,730	(490,375)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,777,410)	(878,394)	(1,402,384)	535,229	3,124,214	1,046,730	(490,375)
TOTAL INCREASE (DECREASE) IN NET ASSETS	745,218	2,648,967	243,109	989,864	16,280,934	7,051,374	(469,078)
NET ASSETS AT DECEMBER 31, 2017	32,967,455	29,293,498	12,576,415	3,418,312	55,039,730	30,840,615	—
Changes From Operations:
• Net investment income (loss)	731,268	573,424	228,422	65,211	99,607	108,678	—
• Net realized gain (loss) on investments	1,854,816	961,225	596,399	104,780	8,637,905	4,710,293	—
• Net change in unrealized appreciation or depreciation on investments	(4,659,353)	(3,950,278)	(2,039,544)	(479,991)	(9,313,919)	(5,254,071)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,073,269)	(2,415,629)	(1,214,723)	(310,000)	(576,407)	(435,100)	—
Changes From Unit Transactions:
• Net unit transactions	2,336,306	2,521,843	1,324,994	316,079	(2,510,879)	(2,172,407)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,336,306	2,521,843	1,324,994	316,079	(2,510,879)	(2,172,407)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	263,037	106,214	110,271	6,079	(3,087,286)	(2,607,507)	—
NET ASSETS AT DECEMBER 31, 2018	$33,230,492	$29,399,712	$12,686,686	$3,424,391	$51,952,444	$28,233,108	$—

See accompanying notes.

	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount
NET ASSETS AT JANUARY 1, 2017	$8,436,594	$5,460,621	$126,262	$2,959,080	$440,314	$304,723
Changes From Operations:
• Net investment income (loss)	164,699	129,830	—	9,797	—	5,282
• Net realized gain (loss) on investments	189,380	117,418	405,845	440,936	82,758	(1,256)
• Net change in unrealized appreciation or depreciation on investments	1,482,165	1,288,900	404,268	(119,942)	7,737	62,128
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,836,244	1,536,148	810,113	330,791	90,495	66,154
Changes From Unit Transactions:
• Net unit transactions	1,077,214	(250,871)	6,106,889	(998,180)	(35,564)	(30,340)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,077,214	(250,871)	6,106,889	(998,180)	(35,564)	(30,340)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,913,458	1,285,277	6,917,002	(667,389)	54,931	35,814
NET ASSETS AT DECEMBER 31, 2017	11,350,052	6,745,898	7,043,264	2,291,691	495,245	340,537
Changes From Operations:
• Net investment income (loss)	192,398	140,786	—	12,176	1,074	176
• Net realized gain (loss) on investments	369,570	135,885	574,162	262,216	91,374	23,288
• Net change in unrealized appreciation or depreciation on investments	(1,192,002)	(1,270,361)	(468,227)	(536,510)	(133,381)	(28,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(630,034)	(993,690)	105,935	(262,118)	(40,933)	(5,183)
Changes From Unit Transactions:
• Net unit transactions	695,638	27,791	1,142,588	(470,215)	(150,526)	(324,994)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	695,638	27,791	1,142,588	(470,215)	(150,526)	(324,994)
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,604	(965,899)	1,248,523	(732,333)	(191,459)	(330,177)
NET ASSETS AT DECEMBER 31, 2018	$11,415,656	$5,779,999	$8,291,787	$1,559,358	$303,786	$10,360

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Mid Cap Growth Series - Initial Class Subaccount	MFS® VIT New Discovery Series - Initial Class Subaccount	MFS® VIT Research Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$71,689	$71,857	$52,062,665	$—	$23,428	$95,348	$43,672,111
Changes From Operations:
• Net investment income (loss)	—	189	45,566	—	—	1,322	1,189,621
• Net realized gain (loss) on investments	5,252	8,705	4,380,457	—	6,330	8,421	2,016,541
• Net change in unrealized appreciation or depreciation on investments	9,329	(4,484)	12,012,545	—	178	12,746	2,403,872
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,581	4,410	16,438,568	—	6,508	22,489	5,610,034
Changes From Unit Transactions:
• Net unit transactions	(70,025)	(62,731)	89,551	—	(21,085)	(5,139)	(1,359,714)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(70,025)	(62,731)	89,551	—	(21,085)	(5,139)	(1,359,714)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,444)	(58,321)	16,528,119	—	(14,577)	17,350	4,250,320
NET ASSETS AT DECEMBER 31, 2017	16,245	13,536	68,590,784	—	8,851	112,698	47,922,431
Changes From Operations:
• Net investment income (loss)	—	223	50,208	—	—	630	1,170,608
• Net realized gain (loss) on investments	2,106	1,125	9,273,925	359	6,842	16,874	2,615,388
• Net change in unrealized appreciation or depreciation on investments	(3,000)	(3,137)	(7,601,445)	—	(17,256)	(23,504)	(6,773,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(894)	(1,789)	1,722,688	359	(10,414)	(6,000)	(2,987,824)
Changes From Unit Transactions:
• Net unit transactions	1,729	1,759	2,074,148	(359)	85,761	9,760	6,572,200
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,729	1,759	2,074,148	(359)	85,761	9,760	6,572,200
TOTAL INCREASE (DECREASE) IN NET ASSETS	835	(30)	3,796,836	—	75,347	3,760	3,584,376
NET ASSETS AT DECEMBER 31, 2018	$17,080	$13,506	$72,387,620	$—	$84,198	$116,458	$51,506,807

See accompanying notes.

	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	MFS® VIT III Mid Cap Value Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$12,352,565	$2,083,496	$—	$151,016	$3,273,555	$2,096,813
Changes From Operations:
• Net investment income (loss)	614,462	18,967	28,135	605	(6,269)	14,334
• Net realized gain (loss) on investments	(39,762)	146,227	73,779	10,094	68,088	52,592
• Net change in unrealized appreciation or depreciation on investments	1,318,502	364,028	98,599	6,655	754,582	252,555
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,893,202	529,222	200,513	17,354	816,401	319,481
Changes From Unit Transactions:
• Net unit transactions	1,233,685	57,358	2,269,879	(9,625)	(9,712)	(270,639)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,233,685	57,358	2,269,879	(9,625)	(9,712)	(270,639)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,126,887	586,580	2,470,392	7,729	806,689	48,842
NET ASSETS AT DECEMBER 31, 2017	15,479,452	2,670,076	2,470,392	158,745	4,080,244	2,145,655
Changes From Operations:
• Net investment income (loss)	146,960	13,923	30,990	1,734	(6,905)	10,504
• Net realized gain (loss) on investments	157,619	300,498	215,487	20,099	345,985	185,179
• Net change in unrealized appreciation or depreciation on investments	(15,623)	(412,071)	(553,634)	(23,332)	(551,712)	(457,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	288,956	(97,650)	(307,157)	(1,499)	(212,632)	(261,915)
Changes From Unit Transactions:
• Net unit transactions	(7,499,679)	(48,557)	593,191	9,572	(433,669)	(429,373)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,499,679)	(48,557)	593,191	9,572	(433,669)	(429,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,210,723)	(146,207)	286,034	8,073	(646,301)	(691,288)
NET ASSETS AT DECEMBER 31, 2018	$8,268,729	$2,523,869	$2,756,426	$166,818	$3,433,943	$1,454,367

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class Subaccount	PIMCO VIT Real Return Portfolio - Administrative Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount
NET ASSETS AT JANUARY 1, 2017	$50,704	$9,044,659	$—	$45,856	$1,936,329	$—
Changes From Operations:
• Net investment income (loss)	463	997,198	—	13,733	36,816	—
• Net realized gain (loss) on investments	5,794	(528,161)	—	(29)	(1,916)	—
• Net change in unrealized appreciation or depreciation on investments	3,618	(242,570)	—	4,069	57,046	119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,875	226,467	—	17,773	91,946	119
Changes From Unit Transactions:
• Net unit transactions	37,052	445,419	—	904,604	(108,389)	6,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,052	445,419	—	904,604	(108,389)	6,684
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,927	671,886	—	922,377	(16,443)	6,803
NET ASSETS AT DECEMBER 31, 2017	97,631	9,716,545	—	968,233	1,919,886	6,803
Changes From Operations:
• Net investment income (loss)	344	196,095	10	25,240	77,932	42
• Net realized gain (loss) on investments	10,581	(668,974)	(43)	(12,037)	30,130	(136)
• Net change in unrealized appreciation or depreciation on investments	(19,322)	(865,481)	—	(39,043)	(114,721)	(119)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,397)	(1,338,360)	(33)	(25,840)	(6,659)	(213)
Changes From Unit Transactions:
• Net unit transactions	(29,923)	(287,747)	33	77,677	1,616,006	(6,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,923)	(287,747)	33	77,677	1,616,006	(6,590)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,320)	(1,626,107)	—	51,837	1,609,347	(6,803)
NET ASSETS AT DECEMBER 31, 2018	$59,311	$8,090,438	$—	$1,020,070	$3,529,233	$—

See accompanying notes.

	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount	Wells Fargo VT Discovery Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$10,524,039	$653,677	$9,880,037	$1,051,452	$24,187	$65,009
Changes From Operations:
• Net investment income (loss)	184,602	17,301	(10,688)	18,704	400	—
• Net realized gain (loss) on investments	1,262,068	621	30,051	2,396	1,044	4,782
• Net change in unrealized appreciation or depreciation on investments	134,652	91,193	133,823	173,248	2,987	15,191
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,581,322	109,115	153,186	194,348	4,431	19,973
Changes From Unit Transactions:
• Net unit transactions	(591,496)	46,734	3,313,658	(9,904)	(4,432)	4,864
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(591,496)	46,734	3,313,658	(9,904)	(4,432)	4,864
TOTAL INCREASE (DECREASE) IN NET ASSETS	989,826	155,849	3,466,844	184,444	(1)	24,837
NET ASSETS AT DECEMBER 31, 2017	11,513,865	809,526	13,346,881	1,235,896	24,186	89,846
Changes From Operations:
• Net investment income (loss)	245,824	29,796	(11,317)	24,279	376	—
• Net realized gain (loss) on investments	1,155,052	4,241	(28,155)	99,617	2,274	21,309
• Net change in unrealized appreciation or depreciation on investments	(2,513,979)	(175,963)	309,750	(305,368)	(6,070)	(44,473)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,113,103)	(141,926)	270,278	(181,472)	(3,420)	(23,164)
Changes From Unit Transactions:
• Net unit transactions	552,920	54,912	(1,797,239)	(7,115)	(1,363)	107,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	552,920	54,912	(1,797,239)	(7,115)	(1,363)	107,792
TOTAL INCREASE (DECREASE) IN NET ASSETS	(560,183)	(87,014)	(1,526,961)	(188,587)	(4,783)	84,628
NET ASSETS AT DECEMBER 31, 2018	$10,953,682	$722,512	$11,819,920	$1,047,309	$19,403	$174,474

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2018

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-four available mutual funds (the Funds) of twenty-eight open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Growth and Income Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Income & Growth Fund - Class I

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Mid Cap Value - Class I

American Funds Insurance Series®:

American Funds Bond Fund - Class 2

American Funds Capital Income Builder® - Class 2

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds High-Income Bond Fund - Class 2

American Funds International Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:

BlackRock High Yield V.I. Fund - Class I**

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® International Value Equity Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class**

Fidelity® VIP Investment Grade Bond Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Global Trends Allocation Fund - Service Shares

Goldman Sachs VIT Mid Cap Value Fund - Service Shares

Ivy Variable Insurance Portfolios:

Ivy VIP Asset Strategy Portfolio - Class II

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Institutional Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Flexible Bond Portfolio - Institutional Shares

Janus Henderson Flexible Bond Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares**

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class**

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Goldman Sachs Income Builder Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Standard Class**

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class**

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Mid Cap Growth Series - Initial Class**

MFS® VIT New Discovery Series - Initial Class

MFS® VIT Research Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

MFS® VIT II Technology Portfolio - Initial Class**

MFS® Variable Insurance Trust III:

MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Oppenheimer Variable Account Funds:

Oppenheimer Main Street Fund/VA Non-Service Shares**

Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class**

PIMCO VIT Real Return Portfolio - Administrative Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Multi-Asset Absolute Return Fund - Class IA**

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Equity Income Portfolio

Wells Fargo Funds Trust:

Wells Fargo VT Discovery Fund - Class 2

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2018

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2018. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2017, the following fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2017, the 2017 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

American Century VP Mid Cap Value - Class I

Also during 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Institutional Shares
Janus Aspen Balanced Portfolio - Service Shares	Janus Henderson Balanced Portfolio - Service Shares
Janus Aspen Enterprise Portfolio - Institutional Shares	Janus Henderson Enterprise Portfolio - Institutional Shares
Janus Aspen Enterprise Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares
Janus Aspen Flexible Bond Portfolio - Institutional Shares	Janus Henderson Flexible Bond Portfolio - Institutional Shares
Janus Aspen Flexible Bond Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
Janus Aspen Global Research Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Service Shares
Janus Aspen Global Technology Portfolio - Service Shares	Janus Henderson Global Technology Portfolio - Service Shares
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class

Also during 2017, the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 ceased to be available as an investment option to Variable Account contract owners.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2018, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2018, the 2018 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2018:

BlackRock High Yield V.I. Fund - Class I	LVIP Loomis Sayles Global Growth Fund - Standard Class
Eaton Vance VT Floating-Rate Income Fund - Initial Class	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	LVIP SSGA Short-Term Bond Index Fund - Standard Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	MFS® VIT Mid Cap Growth Series - Initial Class
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	MFS® VIT II Technology Portfolio - Initial Class
LVIP JPMorgan Retirement Income Fund - Standard Class	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class

Also during 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP Managed Risk Profile 2050 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class
Putnam VT Absolute Return 500 Fund - Class IA	Putnam VT Multi-Asset Absolute Return Fund - Class IA

Also during 2018, the following fund families changed their names:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Variable Series II	Deutsche DWS Variable Series II

Also during 2018, the LVIP BlackRock Multi-Asset Income Fund - Standard Class ceased to be available as an investment option to Variable Account contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $3,506,460 and $3,335,349 for the years ended December 31, 2018 and 2017, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2018 and 2017, amounted to $5,745,708 and $6,463,167, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2018 and 2017, amounted to $33,420,457 and $31,357,919, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2018 and 2017, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2018, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2018		0.00%	0.20%	$12.52	$20.37	45,045	$735,164	-9.95%	-9.80%	0.00%
	2017		0.00%	0.20%	13.90	22.60	52,916	980,624	36.40%	36.67%	0.45%
	2016		0.00%	0.40%	10.18	17.11	62,442	846,734	-1.03%	-0.62%	0.00%
	2015		0.00%	0.40%	14.94	17.29	65,662	911,416	2.48%	2.89%	0.00%
	2014		0.00%	0.40%	14.55	17.05	85,144	1,382,090	4.64%	5.06%	0.00%
AB VPS Growth and Income Portfolio - Class A
	2018		0.00%	0.20%	16.38	29.68	53,206	1,283,105	-5.80%	-5.61%	0.88%
	2017		0.00%	0.20%	17.39	31.47	85,364	2,100,629	18.69%	18.92%	1.44%
	2016		0.00%	0.20%	14.65	26.49	93,700	1,897,457	11.08%	11.30%	0.93%
	2015		0.00%	0.20%	13.19	23.83	114,329	2,145,333	1.50%	1.70%	1.30%
	2014		0.00%	0.40%	18.93	23.45	153,812	3,137,669	9.10%	9.54%	1.38%
AB VPS International Value Portfolio - Class A
	2018		0.00%	0.20%	8.82	10.30	262,662	2,303,990	-22.94%	-22.79%	1.69%
	2017		0.00%	0.20%	11.43	13.37	122,074	1,399,221	25.21%	25.42%	2.25%
	2016		0.00%	0.40%	8.73	10.68	128,106	1,170,720	-0.90%	-0.50%	1.13%
	2015		0.00%	0.40%	8.81	10.75	148,215	1,359,865	2.18%	2.59%	2.06%
	2014		0.00%	0.40%	8.62	8.92	198,884	1,771,133	-6.59%	-6.21%	3.87%
AB VPS Large Cap Growth Portfolio - Class A
	2018		0.10%	0.20%	17.04	36.73	80,488	1,534,885	2.38%	2.48%	0.00%
	2017		0.10%	0.20%	16.63	35.84	97,676	1,784,912	31.85%	31.85%	0.00%
	2016		0.10%	0.10%	27.18	27.18	105,520	1,433,089	2.53%	2.53%	0.00%
	2015		0.10%	0.10%	26.51	26.51	6,134	162,616	11.00%	11.00%	0.00%
	2014		0.10%	0.20%	23.56	23.88	34,949	729,206	13.91%	14.03%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2018		0.00%	0.35%	11.52	35.95	621,971	14,535,587	-15.33%	-15.03%	0.46%
	2017		0.00%	0.35%	13.60	42.35	694,698	19,344,126	12.75%	13.15%	0.47%
	2016		0.00%	0.40%	12.06	38.78	903,044	22,545,275	24.59%	25.09%	0.56%
	2015		0.00%	0.40%	12.23	31.13	895,098	19,408,136	-5.86%	-5.49%	0.79%
	2014		0.00%	0.70%	18.66	40.87	860,662	19,682,965	8.44%	9.20%	0.72%
American Century VP Income & Growth Fund - Class I
	2018		0.00%	0.20%	15.66	28.77	253,107	4,689,117	-7.05%	-6.87%	1.92%
	2017		0.00%	0.20%	16.84	30.93	274,277	5,553,740	20.24%	20.49%	2.39%
	2016		0.00%	0.20%	14.01	25.69	336,141	5,418,639	13.26%	13.48%	2.20%
	2015		0.00%	0.20%	17.60	22.66	286,461	3,865,754	-5.81%	-5.62%	2.10%
	2014		0.00%	0.40%	18.65	24.04	219,909	4,816,559	12.05%	12.50%	2.05%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Century VP Inflation Protection Fund - Class II
	2018		0.00%	0.20%	$9.60	$15.82	1,131,397	$15,128,796	-3.01%	-2.82%	2.85%
	2017		0.00%	0.20%	9.89	16.29	1,177,092	16,513,325	3.46%	3.67%	2.73%
	2016		0.00%	0.40%	9.56	15.73	1,076,494	14,062,100	3.98%	4.39%	1.65%
	2015		0.00%	0.40%	9.18	15.08	924,338	12,383,461	-2.86%	-2.47%	1.97%
	2014		0.00%	0.40%	11.82	15.48	957,686	13,702,645	2.89%	3.30%	1.31%
American Century VP International Fund - Class I
	2018		0.00%	0.35%	9.72	22.98	89,896	1,387,359	-15.51%	-15.22%	1.32%
	2017		0.00%	0.35%	11.51	27.13	109,099	1,879,851	30.75%	31.21%	0.85%
	2016		0.00%	0.35%	8.80	20.70	97,479	1,342,676	-5.82%	-5.50%	1.02%
	2015		0.00%	0.40%	13.72	21.93	120,673	1,787,324	0.36%	0.76%	0.45%
	2014		0.00%	0.70%	13.64	21.78	211,060	3,294,594	-6.19%	-5.51%	1.70%
American Century VP Mid Cap Value - Class I
	2018		0.00%	0.00%	9.43	9.43	66,628	628,256	-12.84%	-12.84%	1.55%
	2017	8/3/17	0.00%	0.00%	10.82	10.82	38,975	421,626	7.25%	7.25%	0.88%
American Funds Bond Fund - Class 2
	2018		0.00%	0.00%	10.88	10.88	11,303	122,932	-0.71%	-0.71%	1.12%
	2017		0.00%	0.00%	10.95	10.95	10,879	119,163	3.66%	3.66%	1.86%
	2016		0.00%	0.00%	10.57	10.57	12,078	127,621	2.94%	2.94%	0.52%
	2015		0.00%	0.00%	10.26	10.26	4,273	43,857	0.27%	0.27%	1.26%
	2014		0.00%	0.00%	10.24	10.24	3,064	31,362	5.28%	5.28%	2.17%
American Funds Capital Income Builder® - Class 2
	2018		0.00%	0.00%	10.51	10.51	9,462	99,456	-7.08%	-7.08%	2.90%
	2017		0.00%	0.00%	11.31	11.31	14,750	166,865	13.04%	13.04%	2.92%
	2016	8/29/16	0.00%	0.00%	10.01	10.01	1,392	13,927	-2.32%	-2.32%	1.86%
American Funds Global Growth Fund - Class 2
	2018		0.00%	0.20%	12.99	33.62	1,008,927	26,090,160	-9.22%	-9.04%	0.69%
	2017		0.00%	0.20%	14.30	37.00	984,829	27,792,903	31.21%	31.47%	0.74%
	2016		0.00%	0.40%	12.80	28.17	840,484	17,962,493	0.22%	0.62%	0.94%
	2015		0.00%	0.40%	12.74	28.03	612,773	13,222,475	6.51%	6.94%	1.04%
	2014		0.00%	0.40%	16.02	26.24	591,317	11,741,370	1.90%	2.31%	1.01%
American Funds Global Small Capitalization Fund - Class 2
	2018		0.00%	0.20%	11.20	32.98	312,471	6,048,609	-10.73%	-10.55%	0.08%
	2017		0.00%	0.20%	12.53	36.90	354,303	7,462,031	25.64%	25.89%	0.43%
	2016		0.00%	0.40%	9.96	31.83	356,864	5,823,079	1.69%	2.10%	0.16%
	2015		0.00%	0.40%	11.62	31.30	624,418	11,030,262	-0.13%	0.27%	0.00%
	2014		0.00%	0.40%	14.31	36.39	617,709	11,802,473	1.71%	2.12%	0.12%
American Funds Growth Fund - Class 2
	2018		0.00%	0.35%	15.42	38.28	1,877,997	44,630,814	-0.60%	-0.25%	0.43%
	2017		0.00%	0.35%	15.51	38.42	2,091,461	50,586,512	27.84%	28.29%	0.51%
	2016		0.00%	0.40%	12.13	29.98	2,127,962	40,300,665	9.05%	9.49%	0.74%
	2015		0.00%	0.40%	11.12	27.41	1,795,401	37,425,811	6.43%	6.86%	0.56%
	2014		0.00%	0.70%	12.63	25.67	1,988,920	40,407,048	7.75%	8.51%	0.75%
American Funds Growth-Income Fund - Class 2
	2018		0.00%	0.35%	14.01	32.10	742,351	16,322,409	-2.13%	-1.79%	1.49%
	2017		0.00%	0.35%	14.31	32.72	721,109	16,068,517	21.95%	22.38%	1.35%
	2016		0.00%	0.40%	11.73	26.76	748,380	13,790,147	11.08%	11.52%	1.35%
	2015		0.00%	0.40%	10.56	24.02	836,732	14,088,805	1.05%	1.45%	1.31%
	2014		0.00%	0.70%	13.01	23.75	711,166	13,954,425	9.86%	10.63%	1.25%
American Funds High-Income Bond Fund - Class 2
	2018		0.00%	0.35%	10.86	22.60	586,825	8,378,676	-2.68%	-2.34%	6.48%
	2017		0.00%	0.35%	11.16	23.17	592,717	8,992,421	6.51%	6.89%	6.35%
	2016		0.00%	0.40%	10.47	21.70	684,077	9,550,280	17.22%	17.69%	6.20%
	2015		0.00%	0.40%	8.93	18.45	578,937	7,080,867	-7.67%	-7.30%	5.47%
	2014		0.00%	0.40%	13.51	24.63	542,395	8,706,129	0.23%	0.63%	5.53%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund - Class 2
	2018		0.00%	0.35%	$10.51	$27.86	5,042,088	$84,710,786	-13.43%	-13.13%	1.69%
	2017		0.00%	0.40%	12.14	32.98	5,150,230	99,856,565	31.61%	32.14%	1.30%
	2016		0.00%	0.40%	9.22	25.06	5,151,718	76,833,812	3.11%	3.53%	1.34%
	2015		0.00%	0.40%	10.40	24.30	4,577,607	74,297,085	-4.91%	-4.53%	1.51%
	2014		0.00%	0.70%	12.83	25.56	4,414,083	76,516,937	-3.33%	-2.65%	1.40%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2018		0.00%	0.35%	10.52	15.92	406,418	5,437,786	0.35%	0.73%	2.03%
	2017		0.00%	0.35%	10.49	15.82	368,319	4,810,121	1.22%	1.59%	1.34%
	2016		0.00%	0.40%	10.36	15.59	415,001	5,308,823	0.78%	1.19%	1.31%
	2015		0.00%	0.40%	10.28	15.42	322,174	3,935,502	1.18%	1.59%	1.15%
	2014		0.00%	0.70%	10.14	15.19	648,541	9,220,550	4.24%	5.02%	1.03%
BlackRock Equity Dividend V.I. Fund - Class I
	2018		0.00%	0.00%	15.40	15.40	53,842	829,238	-7.16%	-7.16%	1.96%
	2017		0.00%	0.00%	16.59	16.59	59,485	986,828	16.74%	16.74%	1.88%
	2016		0.00%	0.00%	14.21	14.21	49,942	709,728	16.39%	16.39%	1.84%
	2015		0.00%	0.00%	12.21	12.21	23,054	281,468	-0.61%	-0.61%	1.85%
	2014	4/9/14	0.00%	0.00%	12.28	12.28	4,672	57,392	8.14%	8.14%	2.40%
BlackRock Global Allocation V.I. Fund - Class I
	2018		0.00%	0.20%	11.79	17.53	624,413	10,717,755	-7.66%	-7.34%	0.97%
	2017		0.00%	0.20%	12.75	18.92	670,672	12,490,522	13.60%	13.86%	1.39%
	2016		0.00%	0.40%	11.22	16.61	628,976	10,335,562	3.70%	4.11%	1.68%
	2015		0.00%	0.40%	10.80	15.96	485,413	7,628,927	-1.11%	-0.71%	1.20%
	2014		0.00%	0.40%	13.04	16.07	302,329	4,832,998	1.70%	2.11%	2.46%
BlackRock High Yield V.I. Fund - Class I
	2018	4/5/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.25%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2018		0.00%	0.20%	11.29	11.35	16,299	184,796	-8.53%	-8.34%	0.68%
	2017		0.00%	0.20%	12.39	12.39	9,433	116,672	16.29%	16.29%	0.65%
	2016	9/15/16	0.00%	0.00%	10.65	10.65	1,915	20,399	0.95%	0.95%	0.70%
ClearBridge Variable Mid Cap Portfolio - Class I
	2018		0.00%	0.20%	12.39	12.51	84,783	1,058,848	-12.69%	-12.52%	0.53%
	2017		0.00%	0.20%	14.31	14.31	65,805	939,353	12.80%	12.80%	0.50%
	2016		0.00%	0.00%	12.68	12.68	44,036	558,497	9.34%	9.34%	0.77%
	2015		0.00%	0.00%	11.60	11.60	44,044	510,876	2.31%	2.31%	0.08%
	2014	3/24/14	0.00%	0.00%	11.34	11.34	4,722	53,539	5.91%	5.91%	1.22%
ClearBridge Variable Small Cap Growth Portfolio - Class I
	2018		0.00%	0.20%	14.19	14.34	159,602	2,284,044	3.23%	3.44%	0.00%
	2017		0.00%	0.20%	13.75	13.86	164,895	2,282,261	24.02%	24.26%	0.00%
	2016		0.00%	0.20%	11.12	11.16	192,292	2,142,957	5.70%	5.80%	0.00%
	2015		0.00%	0.40%	10.55	10.55	119,448	1,258,082	-4.37%	-4.37%	0.00%
	2014	2/20/14	0.00%	0.00%	11.03	11.03	6,820	75,211	1.22%	1.22%	0.00%
Delaware VIP® Diversified Income Series - Standard Class
	2018		0.00%	0.35%	10.47	20.65	2,731,762	48,016,732	-2.47%	-2.12%	3.16%
	2017		0.00%	0.35%	10.73	21.12	2,929,053	52,617,570	4.85%	5.22%	2.69%
	2016		0.00%	0.40%	10.23	20.09	3,177,777	54,215,173	3.10%	3.52%	3.08%
	2015		0.00%	0.40%	9.92	19.43	3,250,868	53,688,211	-1.48%	-1.08%	2.98%
	2014		0.00%	0.40%	12.33	19.66	3,175,306	55,209,108	4.90%	5.32%	2.16%
Delaware VIP® Emerging Markets Series - Standard Class
	2018		0.00%	0.20%	10.09	34.01	2,233,357	42,767,690	-15.97%	-15.81%	3.45%
	2017		0.00%	0.40%	11.99	40.43	2,549,162	56,447,219	39.99%	40.55%	0.56%
	2016		0.00%	0.40%	8.54	28.80	2,405,152	38,831,077	13.48%	13.93%	0.99%
	2015		0.00%	0.40%	8.28	25.30	2,291,134	33,784,272	-14.85%	-14.51%	0.86%
	2014		0.00%	0.40%	10.81	29.62	2,008,346	36,754,070	-8.43%	-8.06%	0.63%
Delaware VIP® High Yield Series - Standard Class
	2018		0.00%	0.20%	10.98	26.46	455,654	7,693,315	-4.66%	-4.47%	6.11%
	2017		0.00%	0.20%	11.52	27.73	611,094	11,353,598	7.27%	7.49%	5.98%
	2016		0.00%	0.40%	10.74	25.82	647,843	10,901,118	12.71%	13.16%	7.17%
	2015		0.00%	0.40%	13.35	22.84	1,094,088	17,136,975	-6.97%	-6.60%	7.10%
	2014		0.00%	0.40%	14.32	24.48	1,460,124	25,643,459	-0.68%	-0.29%	6.69%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® International Value Equity Series - Standard Class
	2018		0.20%	0.20%	$12.46	$12.46	29,452	$366,876	-17.81%	-17.81%	2.67%
	2017		0.20%	0.20%	15.16	15.16	26,741	405,271	22.27%	22.27%	1.43%
	2016	1/29/16	0.20%	0.20%	12.40	12.40	20,797	257,778	10.41%	10.41%	0.61%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2018		0.00%	0.20%	10.50	14.43	1,120,136	14,996,545	0.05%	0.25%	2.74%
	2017		0.00%	0.20%	10.50	14.39	719,244	8,996,924	1.96%	2.17%	2.05%
	2016		0.00%	0.40%	10.30	14.08	576,542	7,707,309	1.68%	2.09%	1.53%
	2015		0.00%	0.40%	10.11	13.80	406,151	5,497,239	0.38%	0.79%	1.70%
	2014		0.00%	0.40%	13.30	13.69	490,897	6,661,481	1.29%	1.70%	1.56%
Delaware VIP® REIT Series - Standard Class
	2018		0.00%	0.35%	11.47	31.62	1,109,270	20,314,311	-7.55%	-7.22%	2.21%
	2017		0.00%	0.40%	12.41	34.18	1,490,075	30,046,209	1.13%	1.54%	1.58%
	2016		0.00%	0.40%	12.26	33.80	1,539,228	30,973,922	5.45%	5.87%	1.12%
	2015		0.00%	0.40%	11.62	32.06	1,401,106	27,392,519	3.33%	3.75%	1.29%
	2014		0.00%	0.40%	11.48	31.02	1,375,560	27,108,303	28.94%	29.46%	1.33%
Delaware VIP® Small Cap Value Series - Standard Class
	2018		0.00%	0.35%	11.44	35.39	2,382,283	50,451,718	-17.01%	-16.72%	0.83%
	2017		0.00%	0.35%	13.79	42.54	2,321,815	58,281,168	11.66%	12.05%	0.85%
	2016		0.00%	0.40%	12.35	38.75	2,442,973	53,757,193	30.88%	31.41%	0.90%
	2015		0.00%	0.40%	9.43	29.61	2,336,455	44,299,693	-6.59%	-6.22%	0.72%
	2014		0.00%	0.70%	18.95	31.70	2,175,008	46,556,668	5.13%	5.86%	0.54%
Delaware VIP® Smid Cap Core Series - Standard Class
	2018		0.00%	0.35%	13.13	35.90	705,992	19,466,003	-12.43%	-12.12%	0.18%
	2017		0.00%	0.35%	14.95	40.89	877,759	25,863,331	18.23%	18.65%	0.29%
	2016		0.00%	0.40%	12.61	35.21	858,892	21,532,211	7.86%	8.29%	0.21%
	2015		0.00%	0.40%	13.77	32.64	778,615	17,956,968	7.11%	7.54%	0.37%
	2014		0.00%	0.40%	22.13	30.47	626,774	15,284,258	2.74%	3.15%	0.07%
Delaware VIP® U.S. Growth Series - Standard Class
	2018		0.00%	0.20%	13.52	32.00	153,501	3,681,817	-3.19%	-3.00%	0.00%
	2017		0.00%	0.20%	13.95	33.02	191,530	4,655,455	28.02%	28.28%	0.00%
	2016		0.00%	0.40%	10.89	25.77	556,559	11,307,969	-5.54%	-5.16%	0.61%
	2015		0.00%	0.40%	14.20	27.20	541,774	11,935,604	4.97%	5.39%	0.53%
	2014		0.00%	0.40%	18.55	25.83	363,457	7,753,332	12.33%	12.78%	0.22%
Delaware VIP® Value Series - Standard Class
	2018		0.00%	0.20%	13.34	34.90	2,740,559	65,995,949	-2.93%	-2.73%	1.67%
	2017		0.00%	0.40%	13.73	35.92	3,072,982	75,182,676	13.34%	13.80%	1.74%
	2016		0.00%	0.40%	12.07	31.59	3,438,217	73,871,480	14.19%	14.65%	1.78%
	2015		0.00%	0.40%	13.03	27.58	3,009,543	63,722,889	-0.81%	-0.41%	1.71%
	2014		0.00%	0.40%	18.63	27.73	2,664,976	57,382,000	13.54%	13.99%	1.62%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2018		0.00%	0.00%	14.01	14.01	79,264	1,110,546	-9.14%	-9.14%	2.09%
	2017		0.00%	0.00%	15.42	15.42	93,468	1,441,249	7.41%	7.41%	2.23%
	2016		0.00%	0.00%	14.36	14.36	84,879	1,218,490	5.30%	5.30%	1.96%
	2015		0.00%	0.00%	13.63	13.63	79,806	1,088,019	-6.29%	-6.29%	3.08%
	2014		0.00%	0.00%	14.55	14.55	82,570	1,201,307	3.50%	3.50%	1.99%
DWS Equity 500 Index VIP Portfolio - Class A
	2018		0.00%	0.35%	13.97	31.76	6,456,302	147,285,637	-4.97%	-4.65%	1.70%
	2017		0.00%	0.40%	14.67	33.34	7,207,876	172,737,200	21.05%	21.53%	1.75%
	2016		0.00%	0.40%	14.70	27.46	8,140,660	161,517,274	11.15%	11.61%	1.87%
	2015		0.00%	0.40%	13.20	24.63	8,637,883	158,915,190	0.73%	1.13%	1.72%
	2014		0.00%	0.40%	13.08	24.38	9,980,472	184,471,173	12.94%	13.39%	1.93%
DWS Small Cap Index VIP Portfolio - Class A
	2018		0.00%	0.35%	11.98	30.19	4,545,607	93,891,828	-11.54%	-11.23%	0.95%
	2017		0.00%	0.40%	13.55	39.67	4,892,897	113,678,180	13.82%	14.33%	0.97%
	2016		0.00%	0.40%	11.89	34.85	5,547,233	113,232,668	20.54%	21.03%	1.03%
	2015		0.00%	0.40%	12.14	28.91	6,155,512	103,447,454	-4.98%	-4.60%	1.05%
	2014		0.00%	0.70%	17.77	30.42	6,956,115	124,473,257	4.01%	4.74%	0.97%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2018	2/22/18	0.00%	0.00%	$9.90	$9.90	39,942	$396,397	-1.01%	-1.01%	2.26%
Fidelity® VIP Asset Manager Portfolio - Service Class
	2018		0.00%	0.20%	12.57	21.83	93,206	1,270,714	-5.63%	-5.44%	1.64%
	2017		0.00%	0.20%	13.32	23.11	93,708	1,350,067	13.71%	13.94%	1.79%
	2016		0.00%	0.20%	11.71	20.30	103,812	1,359,730	2.80%	3.01%	1.33%
	2015		0.00%	0.20%	11.39	19.73	110,080	1,444,342	-0.17%	0.03%	1.16%
	2014		0.00%	0.40%	14.53	19.75	182,376	2,566,757	5.26%	5.69%	1.38%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2018		0.00%	0.35%	12.94	35.51	1,032,747	24,989,288	-6.82%	-6.49%	0.60%
	2017		0.00%	0.35%	13.88	38.02	1,244,434	32,160,465	21.34%	21.76%	0.89%
	2016		0.00%	0.40%	11.44	31.47	1,498,016	32,168,836	7.48%	7.91%	0.48%
	2015		0.00%	0.40%	10.64	29.28	2,528,903	48,747,998	0.16%	0.56%	0.88%
	2014		0.00%	0.70%	13.13	29.23	2,798,719	57,238,090	11.04%	11.82%	0.84%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2018		0.10%	0.20%	14.09	26.01	56,008	1,010,470	-8.58%	-8.49%	1.95%
	2017		0.10%	0.20%	15.42	28.43	75,959	1,665,020	12.58%	12.69%	1.65%
	2016		0.10%	0.20%	13.69	25.23	77,686	1,515,084	17.67%	17.78%	2.22%
	2015		0.10%	0.20%	11.64	21.42	74,831	1,275,470	-4.28%	-4.18%	1.17%
	2014		0.10%	0.40%	17.27	22.35	310,328	5,892,867	8.21%	8.54%	1.86%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2018		0.00%	0.20%	12.96	13.10	1,857,044	24,320,016	-6.16%	-5.98%	1.50%
	2017		0.00%	0.20%	13.81	13.94	1,434,837	19,985,279	16.24%	16.47%	1.59%
	2016		0.00%	0.20%	11.88	11.97	890,407	10,648,723	5.83%	6.04%	1.49%
	2015		0.00%	0.40%	11.16	11.28	700,775	7,898,925	-0.76%	-0.37%	2.41%
	2014		0.00%	0.40%	11.25	11.32	347,035	3,926,019	4.25%	4.66%	2.77%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2018	4/5/18	0.00%	0.00%	9.05	9.05	8,933	80,873	-5.83%	-5.83%	2.73%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2018		0.00%	0.20%	13.66	13.81	1,433,753	19,786,784	-8.07%	-7.88%	1.43%
	2017		0.00%	0.20%	14.86	15.00	1,186,520	17,777,421	20.58%	20.82%	1.63%
	2016		0.00%	0.20%	12.32	12.41	717,181	8,892,034	6.31%	6.52%	1.23%
	2015		0.00%	0.40%	11.53	11.65	569,310	6,622,193	-0.73%	-0.34%	1.98%
	2014		0.00%	0.40%	11.61	11.69	314,379	3,667,321	4.44%	4.86%	2.62%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2018	4/5/18	0.00%	0.00%	8.65	8.65	8,777	75,938	-8.70%	-8.70%	2.77%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2018		0.00%	0.20%	13.90	14.06	947,185	13,314,343	-10.12%	-9.94%	1.19%
	2017		0.00%	0.20%	15.47	15.62	859,218	13,412,237	23.17%	23.42%	1.70%
	2016		0.00%	0.20%	12.56	12.65	295,461	3,735,728	6.53%	6.75%	0.95%
	2015		0.00%	0.40%	11.73	11.85	298,020	3,528,765	-0.75%	-0.35%	2.01%
	2014		0.00%	0.40%	11.89	11.89	100,101	1,190,557	4.83%	4.83%	2.88%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2018	4/5/18	0.00%	0.00%	8.58	8.58	165	1,417	-9.31%	-9.31%	0.55%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2018		0.00%	0.20%	13.95	14.11	203,139	2,863,843	-10.21%	-10.03%	1.14%
	2017		0.00%	0.20%	15.54	15.68	170,913	2,678,449	23.22%	23.46%	1.46%
	2016		0.00%	0.20%	12.61	12.70	122,315	1,552,388	6.54%	6.75%	1.38%
	2015		0.00%	0.40%	11.77	11.90	116,063	1,379,334	-0.78%	-0.38%	1.87%
	2014		0.00%	0.40%	11.87	11.94	104,642	1,247,213	4.40%	4.81%	3.47%
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	2018		0.00%	0.20%	11.58	11.72	195,294	2,287,160	-2.31%	-2.12%	1.55%
	2017		0.00%	0.20%	11.86	11.97	240,021	2,870,745	8.28%	8.49%	1.53%
	2016		0.00%	0.20%	10.95	11.03	233,163	2,570,029	4.10%	4.32%	1.54%
	2015		0.00%	0.40%	10.46	10.58	208,397	2,200,738	-0.82%	-0.42%	1.92%
	2014		0.00%	0.40%	10.55	10.62	79,965	846,395	3.28%	3.69%	2.20%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Service Class
	2018		0.00%	0.35%	$19.46	$32.89	351,672	$9,301,088	-0.62%	-0.27%	0.16%
	2017		0.00%	0.35%	19.55	33.01	336,966	8,859,877	34.53%	35.00%	0.12%
	2016		0.00%	0.40%	14.51	24.64	339,612	6,617,494	0.31%	0.71%	0.00%
	2015		0.00%	0.40%	14.44	24.57	403,077	7,980,228	6.62%	7.05%	0.12%
	2014		0.00%	0.40%	16.03	23.04	608,254	11,793,778	10.74%	11.19%	0.09%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	2018		0.00%	0.00%	11.07	11.07	729,047	8,071,127	-0.63%	-0.63%	2.22%
	2017		0.00%	0.00%	11.14	11.14	719,809	8,019,545	4.16%	4.16%	2.30%
	2016		0.00%	0.00%	10.70	10.70	558,176	5,970,507	4.63%	4.63%	2.66%
	2015		0.00%	0.00%	10.22	10.22	420,466	4,298,576	-0.71%	-0.71%	8.61%
	2014		0.00%	0.00%	10.30	10.30	56,124	577,857	5.75%	5.75%	2.56%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2018		0.00%	0.35%	11.50	25.00	1,118,344	26,114,126	-14.94%	-14.64%	0.54%
	2017		0.00%	0.35%	13.52	33.77	1,342,443	37,352,947	20.28%	20.70%	0.63%
	2016		0.00%	0.40%	11.24	28.01	1,411,949	32,575,453	11.67%	12.11%	0.36%
	2015		0.00%	0.40%	10.06	25.01	1,844,442	38,385,093	-1.89%	-1.50%	0.48%
	2014		0.00%	0.70%	17.73	25.41	1,628,583	34,977,206	5.46%	6.20%	0.16%
Fidelity® VIP Overseas Portfolio - Service Class
	2018		0.00%	0.35%	9.97	21.88	130,921	2,061,784	-15.18%	-14.88%	1.60%
	2017		0.00%	0.35%	11.76	25.74	148,685	2,741,306	29.65%	30.10%	0.83%
	2016		0.00%	0.40%	9.07	20.38	328,686	4,650,283	-5.50%	-5.12%	1.27%
	2015		0.00%	0.40%	9.59	21.56	343,307	5,098,632	3.08%	3.49%	1.29%
	2014		0.00%	0.40%	13.20	20.92	387,238	5,754,830	-8.53%	-8.16%	1.25%
Franklin Income VIP Fund - Class 1
	2018		0.00%	0.35%	10.67	19.93	533,028	8,075,770	-4.43%	-4.09%	5.40%
	2017		0.00%	0.35%	11.16	20.79	887,286	17,604,966	9.56%	9.94%	3.92%
	2016		0.00%	0.35%	10.19	18.91	831,861	14,609,967	13.94%	14.33%	4.71%
	2015		0.00%	0.35%	8.94	16.54	786,653	11,951,560	-7.16%	-6.84%	4.86%
	2014		0.00%	0.35%	17.44	17.75	801,772	13,508,747	4.71%	4.92%	5.05%
Franklin Mutual Shares VIP Fund - Class 1
	2018		0.00%	0.20%	10.94	18.10	186,660	2,782,606	-9.04%	-8.86%	2.41%
	2017		0.00%	0.20%	12.02	19.85	237,998	3,923,075	8.42%	8.64%	2.51%
	2016		0.00%	0.40%	13.44	18.28	171,788	2,848,742	15.89%	16.35%	1.78%
	2015		0.00%	0.40%	11.57	15.71	233,672	3,644,080	-5.07%	-4.69%	3.30%
	2014		0.00%	0.40%	15.92	16.48	321,897	5,279,701	6.95%	7.38%	2.33%
Franklin Rising Dividends VIP Fund - Class 1
	2018		0.00%	0.00%	16.22	16.22	29,829	483,969	-4.84%	-4.84%	1.45%
	2017		0.00%	0.00%	17.05	17.05	44,217	753,906	20.85%	20.85%	1.62%
	2016		0.00%	0.00%	14.11	14.11	62,377	880,068	16.33%	16.33%	1.39%
	2015		0.00%	0.00%	12.13	12.13	54,529	661,354	-3.42%	-3.42%	1.70%
	2014		0.00%	0.00%	12.56	12.56	25,434	319,384	9.01%	9.01%	1.49%
Franklin Small Cap Value VIP Fund - Class 2
	2018		0.00%	0.10%	14.35	14.43	72,188	1,038,459	-12.96%	-12.88%	0.89%
	2017		0.00%	0.10%	16.49	16.56	87,809	1,450,802	10.54%	10.65%	0.58%
	2016		0.00%	0.10%	14.91	14.97	123,068	1,839,834	30.06%	30.19%	0.59%
	2015		0.00%	0.10%	11.50	11.50	62,876	721,556	-7.39%	-7.39%	0.17%
	2014		0.00%	0.00%	12.41	12.41	5,469	67,898	0.57%	0.57%	0.71%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2018		0.00%	0.35%	12.06	30.08	33,170	865,963	-5.52%	-5.15%	0.00%
	2017		0.00%	0.35%	12.76	31.75	31,075	858,328	21.32%	21.75%	0.00%
	2016		0.00%	0.35%	10.52	26.10	62,392	1,286,909	4.04%	4.40%	0.00%
	2015		0.00%	0.35%	16.46	25.03	65,458	1,293,252	-2.64%	-2.44%	0.00%
	2014		0.00%	0.70%	16.91	26.93	175,542	3,679,966	7.04%	7.78%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2018		0.20%	0.35%	21.05	21.32	10,552	224,839	-5.68%	-5.56%	0.00%
	2017		0.20%	0.35%	22.31	22.57	11,067	249,702	20.99%	21.16%	0.00%
	2016		0.20%	0.35%	18.44	18.63	9,350	174,117	3.81%	3.96%	0.00%
	2015		0.20%	0.35%	17.77	17.92	21,890	392,172	-3.00%	-2.85%	0.00%
	2014		0.20%	0.35%	18.32	18.45	24,905	459,323	7.10%	7.26%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin U.S. Government Securities VIP Fund - Class 1
	2018		0.00%	0.00%	$14.14	$14.14	372,067	$5,261,381	0.60%	0.60%	2.91%
	2017		0.00%	0.00%	14.06	14.06	435,074	6,115,781	1.66%	1.66%	2.82%
	2016		0.00%	0.00%	13.83	13.83	429,033	5,932,635	0.90%	0.90%	2.59%
	2015		0.00%	0.00%	13.70	13.70	386,705	5,299,691	0.71%	0.71%	2.71%
	2014		0.00%	0.40%	13.20	13.61	312,838	4,256,356	3.22%	3.64%	2.81%
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	2018		0.00%	0.20%	10.95	11.05	6,291,478	68,892,369	-4.53%	-4.34%	0.66%
	2017		0.00%	0.20%	11.47	11.55	6,309,445	72,364,749	12.88%	13.11%	0.31%
	2016		0.00%	0.20%	10.16	10.16	6,327,262	64,285,894	4.13%	4.13%	0.27%
	2015		0.20%	0.20%	9.76	9.76	6,344,125	61,901,499	-6.00%	-6.00%	0.11%
	2014	11/4/14	0.20%	0.20%	10.38	10.38	3,218,289	33,407,925	-0.74%	-0.74%	0.09%
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
	2018		0.00%	0.20%	13.09	19.07	229,880	4,334,055	-10.88%	-10.70%	0.47%
	2017		0.00%	0.20%	14.68	21.36	273,454	5,760,187	10.63%	10.85%	0.46%
	2016		0.00%	0.20%	19.17	19.27	333,452	6,339,545	13.16%	13.28%	1.03%
	2015		0.00%	0.40%	17.01	17.01	324,106	5,507,793	-9.52%	-9.52%	0.13%
	2014		0.00%	0.00%	18.80	18.80	245,956	4,624,256	13.29%	13.29%	0.88%
Invesco V.I. Comstock Fund - Series I Shares
	2018		0.00%	0.00%	11.95	11.95	48,673	581,402	-12.16%	-12.16%	1.79%
	2017	4/25/17	0.00%	0.00%	13.60	13.60	1,389	18,889	15.14%	15.14%	2.03%
Invesco V.I. Growth and Income Fund - Series I Shares
	2018		0.00%	0.00%	20.69	20.69	61,595	1,274,117	-13.38%	-13.38%	1.85%
	2017		0.00%	0.00%	23.88	23.88	85,557	2,043,181	14.32%	14.32%	1.61%
	2016		0.00%	0.00%	20.89	20.89	79,071	1,651,784	19.69%	19.69%	1.11%
	2015		0.00%	0.00%	17.45	17.45	62,203	1,085,604	-3.06%	-3.06%	3.20%
	2014		0.00%	0.00%	18.00	18.00	43,037	774,844	10.28%	10.28%	2.01%
Ivy VIP Asset Strategy Portfolio - Class II
	2018	6/15/18	0.00%	0.00%	11.22	11.22	3,086	34,637	-9.02%	-9.02%	1.75%
Janus Henderson Balanced Portfolio - Institutional Shares
	2018		0.20%	0.35%	19.18	19.44	364,977	7,094,126	0.33%	0.48%	1.89%
	2017		0.20%	0.35%	19.12	19.34	168,843	3,266,134	18.02%	18.19%	1.60%
	2016		0.20%	0.35%	16.20	16.37	184,000	3,011,465	4.24%	4.39%	1.99%
	2015		0.20%	0.35%	15.54	15.68	176,424	2,765,938	0.27%	0.42%	1.59%
	2014		0.20%	0.35%	15.50	15.61	184,880	2,886,410	8.13%	8.29%	1.76%
Janus Henderson Balanced Portfolio - Service Shares
	2018		0.10%	0.35%	12.72	31.28	421,455	9,715,564	0.08%	0.33%	1.53%
	2017		0.10%	0.35%	12.71	31.18	265,440	4,718,345	17.72%	18.02%	1.41%
	2016		0.10%	0.40%	10.80	26.42	269,008	4,182,579	3.91%	4.22%	1.79%
	2015		0.10%	0.40%	10.39	25.35	270,038	4,186,332	0.01%	0.31%	1.42%
	2014		0.10%	0.40%	11.86	25.27	250,282	4,061,176	7.81%	8.13%	1.55%
Janus Henderson Enterprise Portfolio - Institutional Shares
	2018		0.20%	0.35%	29.32	29.67	193,426	5,739,407	-0.76%	-0.61%	0.23%
	2017		0.20%	0.35%	29.54	29.86	233,473	6,970,444	27.07%	27.16%	0.25%
	2016		0.20%	0.35%	23.25	23.48	244,978	5,751,565	12.02%	12.14%	0.13%
	2015		0.20%	0.35%	20.75	20.94	251,806	5,271,967	3.70%	3.82%	0.64%
	2014		0.20%	0.35%	20.01	20.17	262,414	5,291,845	12.18%	12.30%	0.16%
Janus Henderson Enterprise Portfolio - Service Shares
	2018		0.10%	0.20%	19.55	50.37	428,355	8,625,096	-0.87%	-0.76%	0.10%
	2017		0.10%	0.20%	19.72	50.76	452,395	9,747,281	26.83%	26.96%	0.14%
	2016		0.10%	0.20%	15.55	39.98	457,863	7,781,299	11.88%	11.99%	0.03%
	2015		0.10%	0.40%	13.90	36.06	61,785	1,430,719	3.36%	3.66%	0.49%
	2014		0.10%	0.40%	17.94	34.89	216,533	4,279,714	11.79%	12.13%	0.03%
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	2018		0.20%	0.20%	13.26	13.26	17,972	238,305	-1.20%	-1.20%	2.79%
	2017		0.20%	0.20%	13.42	13.42	24,393	327,385	3.41%	3.41%	2.23%
	2016		0.20%	0.20%	12.98	12.98	158,051	2,051,211	2.26%	2.26%	2.54%
	2015		0.20%	0.20%	12.69	12.69	180,687	2,293,154	0.02%	0.02%	0.46%
	2014		0.20%	0.20%	12.69	12.69	5,379,711	68,259,750	4.73%	4.73%	3.47%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Flexible Bond Portfolio - Service Shares
	2018		0.00%	0.35%	$10.37	$18.91	289,937	$3,289,467	-1.63%	-1.29%	2.64%
	2017		0.00%	0.35%	10.54	19.18	302,515	3,553,555	2.99%	3.35%	2.52%
	2016		0.00%	0.35%	10.23	18.57	318,618	3,702,231	1.86%	2.22%	2.47%
	2015		0.00%	0.35%	10.04	18.19	181,876	2,694,534	-0.41%	-0.06%	1.39%
	2014		0.00%	0.40%	11.33	18.22	896,380	14,396,261	4.28%	4.69%	3.06%
Janus Henderson Global Research Portfolio - Institutional Shares
	2018		0.20%	0.35%	17.97	18.21	21,862	397,956	-7.17%	-7.05%	1.16%
	2017		0.20%	0.35%	19.36	19.59	26,923	527,282	26.57%	26.77%	0.82%
	2016		0.20%	0.35%	15.30	15.45	26,640	411,553	1.71%	1.86%	0.99%
	2015		0.20%	0.35%	15.04	15.17	29,870	453,030	-2.62%	-2.48%	0.64%
	2014		0.20%	0.35%	15.44	15.56	37,979	590,701	7.07%	7.23%	1.09%
Janus Henderson Global Research Portfolio - Service Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
	2017		0.20%	0.20%	20.93	20.93	15,030	314,632	26.43%	26.43%	0.72%
	2016		0.20%	0.20%	16.56	16.56	19,134	316,819	1.61%	1.61%	0.76%
	2015		0.20%	0.20%	16.30	16.30	29,524	481,089	-2.73%	-2.73%	0.53%
	2014		0.20%	0.20%	12.25	16.75	30,622	512,965	6.97%	6.97%	0.98%
Janus Henderson Global Technology Portfolio - Service Shares
	2018		0.20%	0.20%	32.26	32.26	5,550	179,010	0.71%	0.71%	0.00%
	2017		0.20%	0.20%	32.03	32.03	7,453	238,725	44.62%	44.62%	0.00%
	2016		0.20%	0.20%	22.15	22.15	9,108	201,715	13.62%	13.62%	0.08%
	2015		0.20%	0.20%	19.49	19.49	11,705	228,158	4.44%	4.44%	0.00%
	2014		0.20%	0.20%	18.66	18.66	12,399	231,403	9.13%	9.13%	0.00%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2018		0.00%	0.20%	10.85	10.97	360,852	3,946,958	-0.15%	0.05%	1.76%
	2017		0.00%	0.20%	10.96	10.96	210,896	2,309,145	3.57%	3.57%	2.92%
	2016		0.00%	0.00%	10.59	10.59	95,520	1,011,126	2.12%	2.12%	2.47%
	2015		0.00%	0.00%	10.37	10.37	52,755	546,870	1.12%	1.12%	1.64%
	2014	5/6/14	0.00%	0.00%	10.25	10.25	20,887	214,116	2.51%	2.51%	4.07%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2018		0.00%	0.00%	11.49	11.49	5,966	68,566	-6.06%	-6.06%	0.00%
	2017	3/2/17	0.00%	0.00%	12.23	12.23	6,344	77,616	11.99%	11.99%	1.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2018		0.00%	0.00%	11.02	11.02	3,674	40,502	-4.63%	-4.63%	0.00%
	2017	4/17/17	0.00%	0.00%	11.56	11.56	4,361	50,411	8.29%	8.29%	3.88%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	2016	12/9/16	0.00%	0.00%	10.87	10.87	21,842	237,524	-2.07%	-2.07%	0.00%
LVIP AQR Enhanced Global Strategies Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2015		0.00%	0.00%	10.64	10.64	2,252	23,962	1.96%	1.96%	1.93%
	2014	6/5/14	0.00%	0.00%	10.44	10.44	1,670	17,427	1.87%	1.87%	4.31%
LVIP Baron Growth Opportunities Fund - Service Class
	2018		0.00%	0.35%	12.81	38.47	1,362,793	33,202,554	-4.27%	-3.93%	0.00%
	2017		0.00%	0.35%	13.39	40.08	1,498,460	37,983,192	26.79%	27.24%	0.00%
	2016		0.00%	0.40%	10.56	31.90	1,798,963	36,631,906	5.15%	5.57%	0.44%
	2015		0.00%	0.40%	10.04	30.34	2,072,615	42,689,952	-5.15%	-4.77%	0.00%
	2014		0.00%	0.40%	12.73	31.99	2,018,758	45,432,335	4.44%	4.85%	0.20%
LVIP Baron Growth Opportunities Fund - Standard Class
	2018		0.00%	0.20%	15.74	28.28	8,377	221,793	-3.89%	-3.70%	0.00%
	2017		0.00%	0.20%	16.38	29.37	15,931	452,248	27.30%	27.56%	0.00%
	2016		0.00%	0.20%	12.87	23.02	17,104	306,534	5.62%	5.83%	0.63%
	2015		0.00%	0.20%	21.75	21.75	19,252	336,579	-4.53%	-4.53%	0.00%
	2014		0.00%	0.40%	22.79	25.99	12,727	301,877	4.70%	5.12%	0.06%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2018		0.00%	0.20%	12.74	17.29	85,589	1,368,693	-8.09%	-7.91%	1.99%
	2017		0.00%	0.20%	13.86	18.81	111,724	1,971,955	16.19%	16.43%	1.76%
	2016		0.00%	0.20%	11.93	16.19	132,141	1,985,146	11.74%	11.97%	1.71%
	2015		0.00%	0.20%	14.11	14.49	183,667	2,503,268	-5.06%	-4.87%	1.72%
	2014		0.00%	0.40%	14.83	15.50	192,580	2,913,965	3.08%	3.49%	1.19%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	4.21%
	2015		0.00%	0.00%	7.91	7.91	6,261	49,515	-15.01%	-15.01%	1.30%
	2014		0.00%	0.00%	9.31	9.31	858	7,980	-4.88%	-4.88%	2.18%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2018		0.00%	0.20%	9.70	11.89	722,238	8,332,016	0.07%	0.27%	5.15%
	2017		0.00%	0.20%	9.69	11.85	935,498	10,788,202	1.98%	2.18%	1.66%
	2016		0.00%	0.20%	9.51	11.60	909,953	10,492,319	3.36%	3.57%	1.20%
	2015		0.00%	0.40%	10.95	11.20	865,050	9,678,373	-3.21%	-2.82%	1.20%
	2014		0.00%	0.40%	11.53	11.53	816,126	9,405,837	3.07%	3.07%	1.97%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.04%
	2017		0.00%	0.00%	10.83	10.83	92,270	999,312	5.93%	5.93%	3.27%
	2016		0.00%	0.00%	10.22	10.22	92,063	941,257	7.01%	7.01%	6.03%
	2015		0.00%	0.00%	9.55	9.55	6,142	58,679	-3.92%	-3.92%	3.82%
	2014	8/19/14	0.00%	0.00%	9.94	9.94	5,989	59,556	-1.97%	-1.97%	4.29%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2018		0.00%	0.20%	18.49	25.15	67,625	1,395,843	-4.51%	-4.31%	0.66%
	2017		0.00%	0.20%	19.36	26.32	84,159	1,795,957	25.88%	26.13%	0.65%
	2016		0.00%	0.20%	12.31	20.88	96,460	1,564,616	-1.51%	-1.31%	0.41%
	2015		0.00%	0.20%	15.62	21.18	119,271	1,959,959	1.14%	1.34%	0.00%
	2014		0.00%	0.40%	15.44	20.92	137,687	2,390,596	4.93%	5.35%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2018		0.00%	0.20%	13.04	14.90	40,870	604,837	0.16%	0.36%	0.00%
	2017		0.00%	0.20%	13.02	14.85	80,949	1,196,833	25.31%	25.56%	0.00%
	2016		0.00%	0.20%	10.39	11.82	74,631	878,140	2.06%	2.26%	0.00%
	2015		0.00%	0.20%	10.18	11.56	88,046	1,013,897	-4.39%	-4.20%	0.00%
	2014		0.00%	0.40%	11.71	12.07	104,606	1,258,075	-7.68%	-7.31%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2018		0.00%	0.20%	10.52	15.45	273,903	2,927,868	-8.54%	-8.34%	3.55%
	2017		0.00%	0.20%	11.51	16.89	361,474	4,212,693	10.64%	10.87%	4.35%
	2016		0.00%	0.20%	10.40	15.26	384,455	4,125,634	0.98%	1.18%	3.53%
	2015		0.00%	0.40%	10.02	15.11	480,514	5,076,304	-1.62%	-1.22%	2.93%
	2014		0.00%	0.40%	10.19	15.33	740,074	7,790,900	13.44%	13.89%	2.56%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	10.84	10.84	4,881	52,908	-5.54%	-5.54%	1.60%
	2017		0.00%	0.00%	11.48	11.48	596	6,835	18.04%	18.04%	0.76%
	2016		0.00%	0.00%	9.72	9.72	1,119	10,878	3.78%	3.78%	0.63%
	2015	6/2/15	0.00%	0.00%	9.37	9.37	1,982	18,570	-6.75%	-6.75%	0.84%
LVIP Delaware Bond Fund - Standard Class
	2018		0.00%	0.35%	10.72	19.17	14,698,454	206,863,915	-1.18%	-0.83%	3.30%
	2017		0.00%	0.40%	10.84	25.25	14,343,562	203,222,211	3.97%	4.37%	2.98%
	2016		0.00%	0.40%	10.43	24.28	12,843,768	174,332,327	2.31%	2.72%	2.65%
	2015		0.00%	0.40%	10.19	23.73	11,870,502	159,369,976	-0.02%	0.39%	2.35%
	2014		0.00%	0.40%	10.22	23.74	12,197,031	162,340,862	5.55%	5.97%	2.02%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2018		0.00%	0.20%	10.35	11.17	72,511	810,202	-0.02%	0.27%	3.76%
	2017		0.00%	0.20%	10.35	11.14	102,590	1,143,280	2.25%	2.54%	0.98%
	2016		0.00%	0.20%	10.13	10.87	79,956	863,029	2.05%	2.25%	0.00%
	2015		0.00%	0.20%	9.92	10.63	60,451	636,835	-0.91%	-0.71%	1.26%
	2014		0.00%	0.20%	10.71	10.71	102,310	1,089,729	0.62%	0.62%	0.96%
LVIP Delaware Social Awareness Fund - Standard Class
	2018		0.00%	0.20%	13.12	33.08	88,802	1,776,368	-4.78%	-4.56%	1.04%
	2017		0.00%	0.20%	13.76	34.70	125,076	2,875,033	19.95%	20.19%	1.31%
	2016		0.00%	0.40%	11.46	28.90	122,765	2,350,075	6.22%	6.64%	1.42%
	2015		0.00%	0.40%	18.74	27.13	132,731	2,456,048	-1.05%	-0.66%	1.18%
	2014		0.00%	0.40%	18.90	27.33	164,683	3,440,143	14.74%	15.20%	2.20%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Fund - Standard Class
	2018		0.00%	0.20%	$12.17	$18.98	1,038,519	$19,449,631	-14.92%	-14.75%	1.40%
	2017		0.00%	0.20%	14.30	22.27	1,035,605	22,554,765	17.52%	17.75%	1.35%
	2016		0.00%	0.40%	15.20	18.91	1,039,415	19,122,979	19.88%	20.40%	1.74%
	2015		0.00%	0.40%	12.65	15.71	921,853	14,429,247	-0.14%	0.26%	0.88%
	2014		0.00%	0.40%	15.20	15.67	1,563,298	24,431,055	7.20%	7.63%	1.43%
LVIP Delaware Wealth Builder Fund - Standard Class
	2018		0.00%	0.20%	12.58	23.66	42,255	753,417	-5.41%	-5.22%	2.97%
	2017		0.00%	0.20%	13.30	24.99	45,915	871,578	12.07%	12.29%	2.29%
	2016		0.00%	0.40%	11.87	22.28	52,906	865,499	5.25%	5.62%	1.68%
	2015		0.00%	0.40%	14.77	21.11	42,759	734,645	-1.73%	-1.33%	1.60%
	2014		0.00%	0.40%	15.00	21.42	43,224	817,050	3.93%	4.34%	2.45%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	10.45	10.45	76,848	803,410	-16.08%	-16.08%	1.77%
	2017		0.00%	0.00%	12.46	12.46	88,778	1,106,014	26.16%	26.16%	2.47%
	2016		0.00%	0.00%	9.87	9.87	83,685	826,374	1.97%	1.97%	2.00%
	2015		0.00%	0.00%	9.68	9.68	93,229	902,799	-3.97%	-3.97%	0.75%
	2014		0.00%	0.40%	9.94	10.08	137,562	1,385,211	-7.87%	-7.50%	2.00%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2018		0.00%	0.20%	16.39	24.16	494,215	11,883,709	-7.48%	-7.29%	1.51%
	2017		0.00%	0.20%	17.72	26.06	514,466	13,344,446	20.63%	20.88%	1.48%
	2016		0.00%	0.40%	14.68	21.97	549,136	11,728,774	13.95%	14.41%	1.57%
	2015		0.00%	0.40%	18.85	19.28	610,382	11,472,245	-2.40%	-2.00%	1.74%
	2014		0.00%	0.40%	19.23	20.13	522,067	10,053,173	12.73%	13.18%	1.84%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	16.56	16.56	48,961	810,706	-7.79%	-7.79%	0.48%
	2017		0.00%	0.20%	14.42	17.96	128,118	1,959,586	18.93%	19.17%	1.18%
	2016		0.00%	0.40%	15.07	15.07	118,184	1,614,031	11.13%	11.13%	3.97%
	2015		0.00%	0.00%	13.56	13.56	21,484	291,308	-7.61%	-7.61%	0.16%
	2014		0.00%	0.40%	14.46	14.68	349,330	5,124,644	4.28%	4.70%	0.88%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2018		0.00%	0.20%	10.54	11.70	83,166	971,851	-0.36%	-0.15%	2.46%
	2017		0.00%	0.20%	10.58	11.71	70,354	823,234	2.73%	2.94%	1.66%
	2016		0.00%	0.20%	10.30	11.38	96,358	1,092,244	1.90%	2.11%	1.67%
	2015		0.00%	0.40%	10.94	11.14	86,836	966,444	-0.09%	0.31%	1.59%
	2014		0.00%	0.40%	10.95	11.11	162,096	1,798,296	4.22%	4.64%	1.65%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	12.07	12.07	175,911	2,123,761	-9.14%	-9.14%	1.37%
	2017		0.00%	0.00%	13.29	13.29	203,274	2,701,074	21.40%	21.40%	1.34%
	2016		0.00%	0.00%	10.95	10.95	212,973	2,331,028	2.42%	2.42%	1.38%
	2015		0.00%	0.00%	10.69	10.69	242,452	2,590,964	-8.02%	-8.02%	1.40%
	2014		0.00%	0.20%	11.44	11.62	241,583	2,806,075	-2.18%	-1.99%	1.00%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2017		0.00%	0.00%	11.03	11.03	153	1,687	10.74%	10.74%	0.31%
	2016		0.00%	0.00%	9.96	9.96	4,374	43,584	1.34%	1.34%	1.22%
	2015		0.00%	0.00%	9.83	9.83	3,212	31,580	-2.76%	-2.76%	1.37%
	2014	6/5/14	0.00%	0.00%	10.11	10.11	4,231	42,782	-0.63%	-0.63%	5.15%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2018		0.00%	0.20%	11.79	19.22	169,070	3,238,987	-4.64%	-4.45%	1.92%
	2017		0.00%	0.20%	12.36	20.12	309,203	6,198,454	10.27%	10.50%	2.27%
	2016		0.00%	0.40%	11.21	18.22	329,672	5,875,453	4.61%	5.02%	2.28%
	2015		0.00%	0.40%	10.69	17.42	319,298	5,415,289	-2.39%	-2.00%	1.74%
	2014		0.00%	0.40%	17.69	18.19	412,505	7,281,253	5.28%	5.70%	2.11%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2018		0.00%	0.20%	11.79	17.46	129,496	2,252,858	-6.52%	-6.33%	2.33%
	2017		0.00%	0.20%	12.61	18.64	171,487	3,179,853	15.40%	15.63%	2.37%
	2016		0.00%	0.40%	10.93	16.61	198,191	3,104,360	4.33%	4.75%	1.73%
	2015		0.00%	0.40%	10.45	15.92	249,760	3,755,249	-4.07%	-3.69%	1.88%
	2014		0.00%	0.40%	15.98	16.92	324,330	5,182,556	3.06%	3.47%	1.98%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Income Fund - Standard Class
	2018		0.00%	0.10%	$13.32	$13.45	365,054	$4,908,314	1.80%	1.90%	3.78%
	2017		0.00%	0.10%	13.09	13.20	456,792	6,026,885	4.94%	5.04%	0.00%
	2016		0.00%	0.20%	9.74	12.56	499,452	6,239,238	0.31%	0.51%	0.00%
	2015		0.00%	0.20%	9.71	12.50	430,612	5,347,608	-2.22%	-2.02%	3.25%
	2014		0.00%	0.20%	12.76	12.76	413,422	5,239,970	1.94%	1.94%	0.58%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2018		0.00%	0.20%	11.81	18.48	130,107	2,402,573	-5.60%	-5.43%	2.27%
	2017		0.00%	0.20%	12.51	19.54	186,960	3,640,273	14.09%	14.32%	2.36%
	2016		0.00%	0.40%	10.96	17.39	179,373	2,970,174	3.93%	4.34%	0.58%
	2015		0.00%	0.40%	10.53	16.74	672,060	11,019,820	-3.76%	-3.37%	1.91%
	2014		0.00%	0.40%	16.96	17.73	765,696	13,108,240	3.73%	4.15%	2.06%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2018		0.00%	0.00%	10.90	10.90	3,210	34,975	-4.41%	-4.41%	3.18%
	2017		0.00%	0.00%	11.40	11.40	2,568	29,278	7.93%	7.93%	2.78%
	2016	3/14/16	0.00%	0.00%	10.56	10.56	2,503	26,439	8.77%	8.77%	4.37%
LVIP Government Money Market Fund - Standard Class
	2018		0.00%	0.35%	9.89	11.77	14,282,720	159,354,608	1.04%	1.39%	1.38%
	2017		0.00%	0.35%	9.79	11.62	12,071,554	134,036,761	0.06%	0.41%	0.40%
	2016		0.00%	0.40%	9.79	11.58	12,908,004	144,421,498	-0.37%	0.03%	0.03%
	2015		0.00%	0.40%	9.82	11.59	10,575,627	119,192,203	-0.38%	0.02%	0.02%
	2014		0.00%	0.40%	9.85	11.60	10,233,942	114,809,994	-0.37%	0.03%	0.03%
LVIP JPMorgan High Yield Fund - Standard Class
	2018		0.00%	0.20%	11.59	15.97	1,491,175	22,695,100	-3.04%	-2.85%	5.45%
	2017		0.00%	0.20%	11.95	16.44	1,621,526	25,135,373	6.56%	6.77%	6.23%
	2016		0.00%	0.40%	11.21	15.40	1,433,851	21,698,836	12.81%	13.26%	6.26%
	2015		0.00%	0.40%	13.29	13.59	1,070,115	14,529,899	-4.32%	-3.94%	5.02%
	2014		0.00%	0.40%	14.15	14.15	1,000,166	14,151,906	2.84%	2.84%	4.70%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	14.97	14.97	7,014	105,006	-11.80%	-11.80%	1.23%
	2017		0.00%	0.00%	16.97	16.97	9,529	161,749	14.69%	14.69%	0.49%
	2016		0.00%	0.00%	14.80	14.80	36,103	534,364	10.01%	10.01%	0.71%
	2015		0.00%	0.00%	13.45	13.45	40,432	543,982	-7.74%	-7.74%	0.78%
	2014		0.00%	0.20%	14.37	14.58	39,829	580,723	7.91%	8.12%	0.66%
LVIP MFS International Growth Fund - Standard Class
	2018		0.00%	0.20%	12.40	12.80	517,912	6,624,374	-8.48%	-8.24%	1.09%
	2017		0.00%	0.20%	13.55	13.94	627,518	8,688,156	31.60%	31.86%	1.11%
	2016		0.00%	0.40%	10.47	10.58	669,553	7,023,960	1.56%	1.66%	1.62%
	2015		0.00%	0.10%	10.40	10.40	504,469	5,245,313	1.29%	1.29%	1.24%
	2014		0.00%	0.20%	10.11	10.27	421,898	4,332,304	-5.24%	-5.05%	0.98%
LVIP MFS Value Fund - Standard Class
	2018		0.00%	0.20%	12.67	21.77	3,905,936	71,874,701	-10.17%	-9.99%	1.79%
	2017		0.00%	0.20%	14.09	20.91	3,797,042	77,549,372	17.39%	17.63%	1.83%
	2016		0.00%	0.40%	11.99	17.78	3,675,810	63,751,872	13.61%	14.06%	2.14%
	2015		0.00%	0.40%	12.83	15.59	3,027,807	45,833,083	-0.94%	-0.54%	2.36%
	2014		0.00%	0.40%	15.20	15.67	2,440,904	37,694,743	10.06%	10.51%	2.54%
LVIP Mondrian International Value Fund - Standard Class
	2018		0.00%	0.20%	9.60	23.57	1,597,914	23,572,411	-11.65%	-11.48%	2.85%
	2017		0.00%	0.20%	10.86	26.66	1,962,036	32,583,163	21.10%	21.34%	3.47%
	2016		0.00%	0.40%	8.96	21.99	1,841,073	25,334,613	3.61%	4.01%	2.72%
	2015		0.00%	0.40%	10.41	21.16	1,826,312	25,969,232	-4.17%	-3.79%	3.02%
	2014		0.00%	0.40%	13.30	22.02	1,673,149	25,334,802	-2.93%	-2.54%	3.96%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	10.92	10.92	699	7,636	-8.22%	-8.22%	0.67%
	2017		0.00%	0.00%	11.90	11.90	1,032	12,279	20.61%	20.61%	1.45%
	2016		0.00%	0.00%	9.86	9.86	395	3,896	5.90%	5.90%	1.18%
	2015		0.00%	0.00%	9.31	9.31	748	6,968	-6.77%	-6.77%	1.95%
	2014	6/5/14	0.00%	0.00%	9.99	9.99	692	6,918	-2.79%	-2.79%	1.63%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2018		0.00%	0.00%	$10.75	$10.75	143,302	$1,541,003	1.16%	1.16%	2.73%
	2017		0.00%	0.00%	10.63	10.63	53,200	565,546	1.68%	1.68%	2.49%
	2016		0.00%	0.00%	10.45	10.45	51,524	538,680	2.63%	2.63%	2.86%
	2015		0.00%	0.00%	10.19	10.19	10,475	106,708	1.57%	1.57%	0.58%
	2014	6/11/14	0.00%	0.00%	10.03	10.03	114,624	1,149,696	0.21%	0.21%	1.09%
LVIP SSGA Bond Index Fund - Standard Class
	2018		0.00%	0.20%	10.70	13.88	2,348,074	31,444,414	-0.52%	-0.32%	2.61%
	2017		0.00%	0.40%	10.76	13.93	2,784,334	36,889,645	2.77%	3.18%	2.77%
	2016		0.00%	0.40%	10.45	13.50	2,038,897	26,409,122	1.87%	2.28%	2.36%
	2015		0.00%	0.40%	12.80	13.20	1,444,957	19,037,576	-0.15%	0.25%	2.19%
	2014		0.00%	0.40%	12.82	13.16	1,711,113	22,378,223	5.33%	5.75%	1.91%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2018		0.00%	0.20%	11.68	14.68	126,583	1,839,142	-4.53%	-4.34%	2.50%
	2017		0.00%	0.20%	12.24	15.35	97,118	1,471,339	10.49%	10.72%	2.45%
	2016		0.00%	0.20%	13.86	13.86	71,342	973,585	5.01%	5.01%	2.14%
	2015		0.00%	0.00%	13.20	13.20	62,235	821,563	-0.94%	-0.94%	2.08%
	2014		0.00%	0.00%	13.33	13.33	55,358	737,743	4.73%	4.73%	2.16%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2018		0.00%	0.20%	11.74	14.56	68,657	881,306	-5.20%	-5.01%	3.89%
	2017		0.00%	0.20%	12.38	15.33	41,794	574,580	9.48%	9.70%	3.78%
	2016		0.00%	0.20%	13.98	13.98	34,671	437,104	6.84%	6.84%	2.35%
	2015		0.00%	0.40%	12.80	13.08	26,718	345,318	-2.25%	-1.86%	5.10%
	2014		0.00%	0.40%	13.10	13.33	8,456	111,382	5.12%	5.54%	2.46%
LVIP SSGA Developed International 150 Fund - Standard Class
	2018		0.00%	0.20%	11.54	15.56	254,019	2,974,312	-15.49%	-15.23%	4.01%
	2017		0.00%	0.20%	13.63	13.76	214,213	2,961,478	23.45%	23.58%	5.77%
	2016		0.00%	0.10%	11.04	11.13	105,091	1,168,169	9.62%	9.73%	3.89%
	2015		0.00%	0.10%	10.15	10.15	91,568	927,039	-4.30%	-4.30%	4.07%
	2014		0.00%	0.20%	10.45	10.60	31,656	334,905	0.68%	0.91%	3.86%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2018		0.00%	0.20%	11.15	14.12	76,469	1,077,599	-12.49%	-12.31%	3.40%
	2017		0.00%	0.20%	12.74	16.11	127,833	2,056,410	23.58%	23.83%	2.85%
	2016		0.00%	0.20%	9.44	13.01	123,630	1,580,126	15.20%	15.43%	2.67%
	2015		0.00%	0.20%	8.20	11.27	128,739	1,426,433	-17.21%	-17.04%	4.24%
	2014		0.00%	0.20%	10.81	13.58	138,464	1,852,267	-3.56%	-3.37%	2.46%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2018		0.00%	0.20%	11.22	14.98	68,809	1,015,406	-8.36%	-8.18%	2.78%
	2017		0.00%	0.20%	12.24	16.31	84,282	1,355,653	14.58%	14.81%	4.13%
	2016		0.00%	0.40%	10.68	14.94	92,895	1,256,011	5.20%	5.62%	1.47%
	2015		0.00%	0.40%	10.14	14.20	138,199	1,812,317	-6.89%	-6.52%	2.81%
	2014		0.00%	0.40%	14.39	15.54	149,090	2,149,716	3.56%	3.97%	2.30%
LVIP SSGA International Index Fund - Standard Class
	2018		0.00%	0.20%	9.65	14.75	2,269,143	23,502,630	-13.87%	-13.70%	2.71%
	2017		0.00%	0.40%	11.20	12.88	2,006,136	24,086,918	24.44%	24.69%	3.00%
	2016		0.00%	0.20%	8.99	10.35	1,546,319	14,804,341	0.79%	1.00%	3.13%
	2015		0.00%	0.40%	9.21	10.27	1,227,760	11,650,985	-1.61%	-1.22%	2.62%
	2014		0.00%	0.40%	9.36	9.61	1,295,217	12,435,526	-6.20%	-5.84%	3.00%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2018		0.00%	0.00%	11.09	11.09	13,226	146,623	-12.20%	-12.20%	1.93%
	2017		0.00%	0.00%	12.63	12.63	16,162	204,084	24.27%	24.27%	2.79%
	2016	12/9/16	0.00%	0.00%	10.16	10.16	1,139	11,573	-0.37%	-0.37%	1.04%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2018		0.00%	0.20%	16.43	23.09	161,299	3,712,632	-11.28%	-11.11%	2.26%
	2017		0.00%	0.20%	25.97	25.97	177,960	4,609,431	18.76%	18.76%	3.44%
	2016		0.00%	0.00%	21.87	21.87	64,231	1,404,693	21.53%	21.53%	2.38%
	2015		0.00%	0.00%	18.00	18.00	73,060	1,314,758	-4.67%	-4.67%	2.89%
	2014		0.00%	0.20%	18.63	18.88	49,128	925,712	16.49%	16.72%	1.49%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2018		0.00%	0.20%	$12.10	$12.21	2,611,312	$31,840,578	-11.54%	-11.37%	1.40%
	2017		0.00%	0.20%	13.68	13.77	2,827,265	38,901,944	15.63%	15.86%	1.53%
	2016		0.00%	0.20%	11.83	11.89	2,296,778	27,275,027	20.07%	20.31%	1.45%
	2015	1/28/15	0.00%	0.40%	9.83	9.88	2,244,023	22,148,295	-8.32%	-1.97%	1.60%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2018		0.00%	0.20%	12.32	16.21	535,978	6,774,022	-6.46%	-6.27%	2.41%
	2017		0.00%	0.20%	13.17	17.29	587,462	8,452,276	14.32%	14.55%	2.22%
	2016		0.00%	0.20%	15.09	15.09	596,041	7,500,395	6.65%	6.65%	5.68%
	2015		0.00%	0.00%	14.15	14.15	30,763	435,399	-1.48%	-1.48%	1.32%
	2014		0.00%	0.00%	14.37	14.37	54,817	787,468	4.41%	4.41%	1.96%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2018		0.00%	0.00%	16.05	16.05	4,876	78,245	-7.12%	-7.12%	2.73%
	2017		0.00%	0.00%	17.28	17.28	11,546	199,499	13.15%	13.15%	2.99%
	2016		0.00%	0.00%	15.27	15.27	17,900	273,361	9.27%	9.27%	2.45%
	2015		0.00%	0.00%	13.98	13.98	16,128	225,402	-2.69%	-2.69%	3.16%
	2014		0.00%	0.00%	14.36	14.36	10,770	154,680	5.56%	5.56%	4.91%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2018		0.00%	0.00%	16.72	16.72	8,473	141,702	-7.42%	-7.42%	0.50%
	2017		0.00%	0.00%	18.07	18.07	42,767	772,628	16.97%	16.97%	2.10%
	2016		0.00%	0.00%	15.44	15.44	45,120	696,875	7.37%	7.37%	2.17%
	2015		0.00%	0.00%	14.39	14.39	38,813	558,330	-2.04%	-2.04%	2.96%
	2014		0.00%	0.00%	14.68	14.68	25,338	372,059	4.01%	4.01%	2.96%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2018		0.00%	0.20%	12.67	16.78	21,742	306,833	-8.38%	-8.20%	0.59%
	2017		0.00%	0.20%	13.83	18.28	106,203	1,893,626	14.67%	14.90%	5.36%
	2016		0.00%	0.20%	15.91	15.91	83,372	1,288,367	10.48%	10.48%	3.17%
	2015		0.00%	0.40%	14.40	14.40	59,124	848,787	-3.48%	-3.48%	25.02%
	2014		0.00%	0.00%	14.92	14.92	7,736	115,443	5.28%	5.28%	2.28%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2018		0.00%	0.20%	17.01	25.08	13,599,274	328,701,286	-4.84%	-4.64%	1.86%
	2017		0.00%	0.40%	17.88	26.33	13,684,407	346,265,801	21.09%	21.57%	1.95%
	2016		0.00%	0.40%	12.10	21.68	13,224,961	274,293,650	11.31%	11.76%	1.99%
	2015		0.00%	0.40%	13.21	19.16	11,728,149	221,779,183	0.77%	1.17%	2.11%
	2014		0.00%	0.40%	18.66	18.97	7,154,552	133,486,366	12.97%	13.43%	2.08%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2018		0.00%	0.20%	14.67	20.30	2,260,445	40,096,351	-11.54%	-11.37%	0.99%
	2017		0.00%	0.40%	16.59	22.95	2,231,484	44,267,992	13.75%	14.21%	1.04%
	2016		0.00%	0.40%	14.55	20.14	2,309,765	39,990,622	20.20%	20.68%	1.40%
	2015		0.00%	0.40%	12.08	16.72	2,080,026	30,434,359	-5.10%	-4.71%	1.28%
	2014		0.00%	0.40%	15.05	17.58	1,443,230	22,246,457	4.26%	4.67%	0.82%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2018		0.00%	0.20%	11.44	22.78	166,482	3,638,742	-13.63%	-13.46%	2.61%
	2017		0.00%	0.20%	13.23	26.33	222,851	5,295,605	6.12%	6.33%	2.62%
	2016		0.00%	0.20%	12.46	24.76	225,403	4,809,607	29.83%	30.09%	2.19%
	2015		0.00%	0.20%	11.57	19.03	214,221	3,571,431	-7.02%	-6.84%	2.31%
	2014		0.00%	0.40%	19.89	20.43	212,275	4,267,434	3.88%	4.30%	3.95%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2018		0.00%	0.00%	15.08	15.08	531,581	8,014,097	-4.22%	-4.22%	2.06%
	2017		0.00%	0.00%	15.74	15.74	569,327	8,961,524	9.64%	9.64%	1.66%
	2016		0.00%	0.00%	14.36	14.36	760,666	10,920,698	4.44%	4.44%	1.64%
	2015		0.00%	0.00%	13.75	13.75	513,201	7,055,003	-1.61%	-1.61%	1.81%
	2014		0.00%	0.40%	13.55	13.97	540,049	7,545,302	4.36%	4.78%	2.11%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2018		0.00%	0.20%	11.68	14.57	2,280,726	33,230,492	-5.73%	-5.58%	2.08%
	2017		0.00%	0.20%	12.39	15.43	2,136,485	32,967,455	11.81%	12.03%	2.10%
	2016		0.00%	0.20%	13.77	13.77	2,339,328	32,222,237	4.45%	4.45%	2.06%
	2015		0.00%	0.40%	12.74	13.19	2,656,912	35,036,480	-2.60%	-2.21%	2.03%
	2014		0.00%	0.40%	13.08	13.49	2,293,682	30,930,499	3.97%	4.39%	2.28%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2030 Fund - Standard Class
	2018		0.00%	0.20%	$11.60	$14.10	2,088,839	$29,399,712	-7.77%	-7.59%	1.89%
	2017		0.00%	0.20%	12.58	15.25	1,923,620	29,293,498	13.24%	13.47%	2.13%
	2016		0.00%	0.20%	11.11	13.44	1,985,257	26,644,531	3.51%	3.72%	2.03%
	2015		0.00%	0.40%	10.73	12.96	1,788,615	23,176,082	-3.05%	-2.66%	1.96%
	2014		0.00%	0.40%	12.91	13.31	1,640,802	21,844,985	3.74%	4.16%	2.57%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2018		0.00%	0.20%	11.60	13.26	958,918	12,686,686	-8.90%	-8.72%	1.73%
	2017		0.00%	0.20%	12.73	14.53	867,890	12,576,415	14.40%	14.63%	2.14%
	2016		0.00%	0.20%	12.68	12.68	976,225	12,333,306	3.81%	3.81%	1.83%
	2015		0.00%	0.40%	11.80	12.21	936,632	11,433,340	-3.61%	-3.22%	1.78%
	2014		0.00%	0.40%	12.24	12.62	987,591	12,460,643	3.07%	3.48%	2.47%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2018		0.00%	0.00%	12.53	12.53	273,326	3,424,391	-8.47%	-8.47%	1.87%
	2017		0.00%	0.00%	13.69	13.69	249,727	3,418,312	17.11%	17.11%	2.29%
	2016		0.00%	0.00%	11.69	11.69	207,760	2,428,448	4.41%	4.41%	1.81%
	2015		0.00%	0.00%	11.19	11.19	199,133	2,229,214	-3.75%	-3.75%	1.81%
	2014		0.00%	0.00%	11.63	11.63	134,371	1,562,760	2.94%	2.94%	2.00%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2018		0.00%	0.20%	15.90	27.01	2,076,137	51,952,444	-1.32%	-1.12%	0.18%
	2017		0.00%	0.40%	16.11	27.37	2,193,642	55,039,730	33.43%	33.69%	0.25%
	2016		0.00%	0.40%	12.07	20.51	2,058,822	38,758,796	1.00%	1.39%	0.09%
	2015		0.00%	0.40%	11.93	20.27	2,017,142	37,401,286	10.29%	10.73%	0.00%
	2014		0.00%	0.40%	16.63	18.34	1,698,409	28,865,571	8.28%	8.71%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2018		0.00%	0.20%	17.38	38.57	897,659	28,233,108	-3.27%	-3.08%	0.35%
	2017		0.00%	0.40%	17.96	39.83	960,286	30,840,615	24.49%	24.74%	0.21%
	2016		0.00%	0.20%	14.43	31.96	921,926	23,789,241	7.34%	7.56%	0.30%
	2015		0.00%	0.40%	13.44	30.29	841,911	20,436,607	1.69%	2.10%	0.13%
	2014		0.00%	0.40%	19.90	29.78	844,427	19,787,595	11.14%	11.59%	0.26%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2016	6/17/16	0.00%	0.00%	10.03	10.03	46,773	469,078	4.14%	4.14%	1.59%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2018		0.00%	0.00%	19.85	19.85	575,092	11,415,656	-4.93%	-4.93%	1.53%
	2017		0.00%	0.00%	20.88	20.88	543,609	11,350,052	20.17%	20.17%	1.65%
	2016		0.00%	0.00%	17.37	17.37	485,561	8,436,594	12.14%	12.14%	1.66%
	2015		0.00%	0.00%	15.49	15.49	474,028	7,344,521	-0.31%	-0.31%	1.80%
	2014		0.00%	0.00%	15.54	15.54	376,967	5,858,755	12.21%	12.21%	2.08%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2018		0.00%	0.20%	11.03	11.51	502,244	5,779,999	-14.92%	-14.71%	2.10%
	2017		0.00%	0.20%	13.49	13.49	499,969	6,745,898	28.31%	28.31%	2.09%
	2016		0.00%	0.00%	10.52	10.52	519,269	5,460,621	3.72%	3.72%	2.41%
	2015		0.00%	0.00%	10.14	10.14	427,212	4,331,576	-2.95%	-2.95%	2.36%
	2014		0.00%	0.00%	10.45	10.45	405,194	4,233,316	-4.64%	-4.64%	2.28%
LVIP Wellington Capital Growth Fund - Standard Class
	2018		0.00%	0.00%	25.11	25.11	330,212	8,291,787	1.35%	1.35%	0.00%
	2017		0.00%	0.00%	24.78	24.78	284,287	7,043,264	35.87%	35.87%	0.00%
	2016		0.00%	0.00%	18.24	18.24	6,924	126,262	0.10%	0.10%	0.00%
	2015		0.00%	0.00%	18.22	18.22	11,688	212,907	9.42%	9.42%	0.00%
	2014		0.00%	0.20%	16.39	16.65	18,669	308,881	11.15%	11.37%	0.19%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2018		0.00%	0.20%	13.72	16.14	96,663	1,559,358	-14.73%	-14.53%	0.61%
	2017		0.00%	0.20%	16.10	18.88	121,403	2,291,691	13.20%	13.43%	0.35%
	2016		0.00%	0.20%	14.22	16.65	177,788	2,959,080	12.83%	13.07%	0.49%
	2015		0.00%	0.20%	14.72	14.72	123,990	1,824,069	-1.52%	-1.52%	0.64%
	2014		0.00%	0.40%	14.50	14.95	137,828	2,057,796	7.86%	8.29%	0.35%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M Capital Appreciation Fund
	2018		0.00%	0.00%	$28.85	$28.85	10,530	$303,786	-14.15%	-14.15%	0.30%
	2017		0.00%	0.00%	33.60	33.60	14,738	495,245	19.02%	19.02%	0.00%
	2016		0.00%	0.00%	28.23	28.23	15,595	440,314	21.06%	21.06%	0.00%
	2015		0.00%	0.40%	23.32	30.77	94,398	1,706,772	-6.95%	-6.58%	0.00%
	2014		0.00%	0.40%	24.97	33.07	62,153	1,889,857	11.97%	12.42%	0.00%
M International Equity Fund
	2018		0.00%	0.00%	12.22	12.22	848	10,360	-20.57%	-20.57%	0.19%
	2017		0.00%	0.00%	15.38	15.38	22,136	340,537	24.05%	24.05%	1.72%
	2016		0.00%	0.00%	12.40	12.40	24,572	304,723	-0.05%	-0.05%	0.12%
	2015		0.00%	0.40%	12.41	17.69	219,720	2,674,816	-4.33%	-3.94%	2.07%
	2014		0.00%	0.40%	12.92	18.49	120,089	2,101,733	-7.43%	-7.06%	2.46%
M Large Cap Growth Fund
	2018		0.00%	0.00%	29.79	29.79	573	17,080	-4.95%	-4.95%	0.00%
	2017		0.00%	0.00%	31.34	31.34	518	16,245	38.97%	38.97%	0.00%
	2016		0.00%	0.00%	22.55	22.55	3,179	71,689	-2.32%	-2.32%	0.00%
	2015		0.00%	0.40%	23.09	28.41	21,165	410,980	7.27%	7.70%	0.03%
	2014		0.00%	0.40%	21.43	26.49	37,649	923,370	9.77%	10.21%	0.04%
M Large Cap Value Fund
	2018		0.00%	0.00%	20.27	20.27	666	13,506	-12.07%	-12.07%	1.50%
	2017		0.00%	0.00%	23.05	23.05	587	13,536	14.99%	14.99%	0.60%
	2016		0.00%	0.00%	20.05	20.05	3,585	71,857	9.64%	9.64%	0.08%
	2015		0.00%	0.40%	18.28	24.73	86,110	1,403,599	-1.05%	-0.66%	1.32%
	2014		0.00%	0.40%	18.40	24.99	59,061	1,449,652	9.24%	9.68%	1.15%
MFS® VIT Core Equity Series - Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.10%	0.35%	18.81	24.79	138,776	2,217,135	10.86%	11.13%	0.79%
MFS® VIT Growth Series - Initial Class
	2018		0.00%	0.20%	15.86	43.03	2,853,082	72,387,620	2.46%	2.67%	0.09%
	2017		0.00%	0.20%	15.46	41.95	2,827,177	68,590,784	31.14%	31.40%	0.11%
	2016		0.00%	0.40%	11.78	31.96	2,791,639	52,062,665	2.03%	2.44%	0.04%
	2015		0.00%	0.40%	14.26	31.23	2,739,540	49,984,648	7.34%	7.56%	0.16%
	2014		0.00%	0.20%	17.52	29.06	2,538,768	44,564,408	8.73%	8.94%	0.10%
MFS® VIT New Discovery Series - Initial Class
	2018		0.00%	0.00%	13.26	13.26	6,350	84,198	-1.48%	-1.48%	0.00%
	2017		0.00%	0.00%	13.46	13.46	658	8,851	26.65%	26.65%	0.00%
	2016		0.00%	0.00%	10.63	10.63	2,205	23,428	9.05%	9.05%	0.00%
	2015		0.00%	0.00%	9.74	9.74	2,039	19,870	-1.89%	-1.89%	0.00%
	2014	9/4/14	0.00%	0.00%	9.93	9.93	1,814	18,014	-1.69%	-1.69%	0.00%
MFS® VIT Research Series - Initial Class
	2018		0.20%	0.35%	23.47	23.77	4,903	116,458	-4.70%	-4.56%	0.70%
	2017		0.20%	0.35%	24.62	24.91	4,528	112,698	22.93%	23.12%	1.41%
	2016		0.20%	0.35%	20.03	20.23	4,717	95,348	8.36%	8.52%	0.69%
	2015		0.20%	0.35%	18.48	18.64	14,110	262,986	0.45%	0.60%	0.70%
	2014		0.20%	0.35%	18.40	18.53	17,570	325,541	9.82%	9.98%	0.91%
MFS® VIT Total Return Series - Initial Class
	2018		0.00%	0.35%	11.88	23.76	2,775,961	51,506,807	-5.95%	-5.61%	2.27%
	2017		0.00%	0.35%	12.60	25.20	2,498,773	47,922,431	11.93%	12.30%	2.46%
	2016		0.00%	0.40%	11.23	22.46	2,573,913	43,672,111	8.66%	9.09%	2.72%
	2015		0.00%	0.40%	11.70	20.61	2,291,495	38,437,104	-0.77%	-0.37%	2.60%
	2014		0.00%	0.40%	15.24	20.71	2,131,099	37,558,070	8.07%	8.50%	1.96%
MFS® VIT Utilities Series - Initial Class
	2018		0.00%	0.20%	10.87	47.90	360,532	8,268,729	0.86%	1.06%	1.13%
	2017		0.00%	0.20%	10.76	47.44	619,989	15,479,452	14.60%	14.83%	4.32%
	2016		0.00%	0.40%	9.38	41.35	568,144	12,352,565	11.03%	11.47%	3.75%
	2015		0.00%	0.40%	10.15	37.14	944,106	14,610,216	-14.86%	-14.52%	4.34%
	2014		0.00%	0.40%	18.61	43.49	887,820	16,899,557	12.28%	12.73%	2.15%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II Core Equity Portfolio - Initial Class
	2018		0.10%	0.35%	$17.31	$32.94	118,150	$2,523,869	-4.15%	-3.93%	0.68%
	2017		0.10%	0.35%	18.03	34.28	120,641	2,670,076	24.39%	24.70%	0.96%
	2016		0.10%	0.35%	14.47	27.49	119,097	2,083,496	10.98%	11.26%	0.70%
	2015	3/27/15	0.10%	0.35%	13.02	24.71	133,263	2,116,751	-2.80%	-2.62%	0.54%
MFS® VIT III Mid Cap Value Portfolio - Initial Class
	2018		0.00%	0.00%	10.54	10.54	261,409	2,756,426	-11.45%	-11.45%	1.02%
	2017	1/4/17	0.00%	0.00%	11.91	11.91	207,460	2,470,392	11.65%	11.65%	1.46%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2018		0.20%	0.20%	19.68	19.68	8,477	166,818	-1.24%	-1.24%	1.23%
	2017		0.20%	0.20%	19.93	19.93	7,967	158,745	13.13%	13.13%	0.63%
	2016		0.20%	0.20%	17.61	17.61	8,574	151,016	27.11%	27.11%	0.69%
	2015		0.20%	0.20%	13.86	13.86	25,179	348,887	-11.98%	-11.98%	0.75%
	2014		0.20%	0.20%	15.74	15.74	27,970	440,322	9.63%	9.63%	0.72%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2018		0.00%	0.35%	13.08	37.67	166,032	3,433,943	-6.76%	-6.40%	0.00%
	2017		0.00%	0.35%	14.03	40.29	181,425	4,080,244	24.85%	25.29%	0.00%
	2016		0.00%	0.40%	11.23	32.19	182,655	3,273,555	3.99%	4.40%	0.00%
	2015		0.00%	0.40%	12.97	30.87	203,411	3,609,435	0.87%	1.28%	0.00%
	2014		0.00%	0.70%	19.04	30.51	345,223	7,102,760	6.83%	7.58%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2018		0.00%	0.35%	10.94	31.23	70,603	1,454,367	-15.57%	-15.28%	0.63%
	2017		0.00%	0.35%	12.96	36.90	84,941	2,145,655	16.33%	16.74%	0.77%
	2016		0.00%	0.35%	11.14	31.64	102,341	2,096,813	15.76%	16.17%	0.59%
	2015		0.00%	0.35%	9.62	27.27	133,023	1,889,750	-8.66%	-8.34%	0.55%
	2014		0.00%	0.70%	19.66	30.35	150,112	3,707,484	13.06%	13.84%	1.08%
Oppenheimer Main Street Fund/VA Non-Service Shares
	2015		0.20%	0.20%	19.15	19.15	30,969	593,220	3.12%	3.12%	0.94%
	2014		0.20%	0.20%	18.58	18.58	32,821	609,659	10.48%	10.48%	0.87%
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares
	2018		0.00%	0.00%	11.38	11.38	5,213	59,311	-10.32%	-10.32%	0.33%
	2017		0.00%	0.00%	12.69	12.69	7,696	97,631	14.16%	14.16%	0.62%
	2016		0.00%	0.00%	11.11	11.11	4,563	50,704	18.05%	18.05%	0.60%
	2015	11/13/15	0.00%	0.00%	9.41	9.41	604	5,685	0.05%	0.05%	0.00%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2018		0.00%	0.20%	5.38	8.00	1,018,741	8,090,438	-14.30%	-14.13%	2.10%
	2017		0.00%	0.20%	6.28	9.32	1,045,643	9,716,545	2.08%	2.15%	11.08%
	2016		0.00%	0.20%	6.15	9.12	991,707	9,044,659	14.93%	15.16%	1.04%
	2015		0.00%	0.20%	5.35	7.92	894,918	7,087,700	-25.79%	-25.70%	4.49%
	2014		0.00%	0.40%	7.23	10.66	859,827	9,164,013	-18.75%	-18.42%	0.36%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class
	2018	4/5/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.09%
PIMCO VIT Real Return Portfolio - Administrative Class
	2018		0.00%	0.00%	9.98	9.98	102,262	1,020,070	-2.21%	-2.21%	2.41%
	2017		0.00%	0.00%	10.20	10.20	94,922	968,233	3.65%	3.65%	2.61%
	2016	12/16/16	0.00%	0.00%	9.84	9.84	4,660	45,856	1.81%	1.81%	0.07%
PIMCO VIT Total Return Portfolio - Administrative Class
	2018		0.00%	0.10%	10.86	10.86	325,126	3,529,233	-0.53%	-0.53%	2.57%
	2017		0.00%	0.00%	10.91	10.91	175,909	1,919,886	4.92%	4.92%	2.03%
	2016		0.00%	0.20%	10.33	10.40	186,136	1,936,329	2.48%	2.68%	1.85%
	2015		0.00%	0.20%	10.13	10.13	73,485	744,449	0.45%	0.45%	4.51%
	2014		0.00%	0.40%	10.09	10.09	112,744	1,136,844	4.28%	4.28%	1.78%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2017	10/11/17	0.00%	0.00%	10.96	11	621	6,803	1.78%	1.78%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
T. Rowe Price Equity Income Portfolio
	2018		0.00%	0.20%	$14.08	$20	542,973	$10,953,682	-9.68%	-9.50%	2.02%
	2017		0.00%	0.20%	15.59	22	516,539	11,513,865	15.79%	16.02%	1.71%
	2016		0.00%	0.20%	13.47	19	547,973	10,524,039	18.93%	19.17%	2.23%
	2015		0.00%	0.20%	16.14	16	456,395	7,340,871	-6.85%	-6.85%	1.77%
	2014		0.00%	0.40%	17.32	17	907,247	15,714,628	7.38%	7.38%	1.79%
Templeton Foreign VIP Fund - Class 2
	2018		0.20%	0.20%	12.16	12	59,401	722,512	-15.61%	-15.61%	3.71%
	2017		0.20%	0.20%	14.41	14	56,166	809,526	16.46%	16.46%	2.55%
	2016		0.20%	0.20%	12.38	12	52,817	653,677	6.96%	6.96%	1.82%
	2015		0.20%	0.20%	11.57	12	48,587	562,192	-6.68%	-6.68%	3.25%
	2014		0.20%	0.20%	12.40	12	44,276	548,970	-11.31%	-11.31%	1.85%
Templeton Global Bond VIP Fund - Class 1
	2018		0.00%	0.20%	10.19	22	719,378	11,819,920	2.01%	2.21%	0.00%
	2017		0.00%	0.40%	9.99	22	844,132	13,346,881	1.95%	2.15%	0.00%
	2016		0.00%	0.40%	9.80	22	607,868	9,880,037	2.80%	3.21%	0.00%
	2015		0.00%	0.40%	9.51	21	607,581	9,798,711	-4.48%	-4.10%	7.86%
	2014		0.00%	0.40%	12.78	22	581,928	10,756,960	1.71%	2.12%	4.82%
Templeton Growth VIP Fund - Class 1
	2018		0.00%	0.35%	9.52	22	89,335	1,047,309	-14.91%	-14.61%	2.22%
	2017		0.00%	0.35%	11.18	25	89,928	1,235,896	18.35%	18.77%	1.83%
	2016		0.00%	0.40%	9.45	21	90,110	1,051,452	9.45%	9.90%	2.24%
	2015		0.00%	0.40%	8.63	20	106,462	1,195,031	-6.61%	-6.24%	2.93%
	2014		0.00%	0.70%	15.14	21	141,756	1,902,541	-3.21%	-2.53%	1.58%
Templeton Growth VIP Fund - Class 2
	2018		0.20%	0.20%	15.44	15	1,257	19,403	-15.02%	-15.02%	1.86%
	2017		0.20%	0.20%	18.16	18	1,331	24,186	18.26%	18.26%	1.71%
	2016		0.20%	0.20%	15.36	15	1,575	24,187	9.40%	9.40%	1.82%
	2015		0.20%	0.20%	14.04	14	1,831	25,705	-6.67%	-6.67%	2.62%
	2014		0.20%	0.20%	15.04	15	1,658	24,949	-3.01%	-3.01%	1.72%
Wells Fargo VT Discovery Fund - Class 2
	2018		0.00%	0.00%	13.51	14	12,913	174,474	-7.06%	-7.06%	0.00%
	2017		0.00%	0.00%	14.54	15	6,180	89,846	29.13%	29.13%	0.00%
	2016		0.00%	0.00%	11.26	11	5,774	65,009	7.65%	7.65%	0.00%
	2015		0.00%	0.00%	10.46	10	5,677	59,381	-1.46%	-1.46%	0.00%
	2014	2/20/14	0.00%	0.00%	10.61	11	4,193	44,511	-1.55%	-1.55%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2018:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$42,446	$216,393
AB VPS Growth and Income Portfolio - Class A	231,281	807,769
AB VPS International Value Portfolio - Class A	1,927,710	263,929
AB VPS Large Cap Growth Portfolio - Class A	229,819	350,419
AB VPS Small/Mid Cap Value Portfolio - Class A	3,637,181	4,542,471
American Century VP Income & Growth Fund - Class I	887,612	905,803
American Century VP Inflation Protection Fund - Class II	5,925,345	6,284,591
American Century VP International Fund - Class I	255,132	362,050
American Century VP Mid Cap Value - Class I	389,746	43,085
American Funds Bond Fund - Class 2	2,474,529	2,469,031
American Funds Capital Income Builder® - Class 2	23,382	77,612
American Funds Global Growth Fund - Class 2	8,610,821	5,193,337
American Funds Global Small Capitalization Fund - Class 2	1,365,645	1,779,265
American Funds Growth Fund - Class 2	10,913,813	12,074,223
American Funds Growth-Income Fund - Class 2	4,581,835	2,556,441
American Funds High-Income Bond Fund - Class 2	2,744,269	2,533,166
American Funds International Fund - Class 2	18,902,415	15,189,776
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	3,930,343	3,295,594
BlackRock Equity Dividend V.I. Fund - Class I	232,544	238,319
BlackRock Global Allocation V.I. Fund - Class I	2,947,869	3,327,112
BlackRock High Yield V.I. Fund - Class I	31,695	31,870
ClearBridge Variable Aggressive Growth Portfolio - Class I	215,527	112,476
ClearBridge Variable Mid Cap Portfolio - Class I	432,003	130,835
ClearBridge Variable Small Cap Growth Portfolio - Class I	1,207,888	1,016,711
Delaware VIP® Diversified Income Series - Standard Class	5,789,244	7,815,872
Delaware VIP® Emerging Markets Series - Standard Class	8,038,104	11,702,243
Delaware VIP® High Yield Series - Standard Class	1,168,815	3,849,849
Delaware VIP® International Value Equity Series - Standard Class	171,594	116,916
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	10,494,266	4,213,934
Delaware VIP® REIT Series - Standard Class	5,092,905	11,794,047
Delaware VIP® Small Cap Value Series - Standard Class	14,243,215	7,305,966
Delaware VIP® Smid Cap Core Series - Standard Class	12,110,006	8,189,222
Delaware VIP® U.S. Growth Series - Standard Class	1,802,940	1,986,095
Delaware VIP® Value Series - Standard Class	11,633,688	12,805,663
DWS Alternative Asset Allocation VIP Portfolio - Class A	159,067	343,589
DWS Equity 500 Index VIP Portfolio - Class A	21,958,297	23,221,542
DWS Small Cap Index VIP Portfolio - Class A	10,320,501	9,745,276
Eaton Vance VT Floating-Rate Income Fund - Initial Class	508,187	107,485
Fidelity® VIP Asset Manager Portfolio - Service Class	79,809	19,834
Fidelity® VIP Contrafund® Portfolio - Service Class	5,338,006	7,949,081
Fidelity® VIP Equity-Income Portfolio - Service Class	101,480	554,161
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	10,892,498	4,263,324
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	142,694	55,600
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	8,003,473	2,898,015
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	118,847	35,552
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	4,580,369	2,868,131
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	34,056	32,602
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	1,437,971	813,452
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	1,035,334	1,858,187
Fidelity® VIP Growth Portfolio - Service Class	4,385,261	2,387,932
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	3,324,326	2,888,026
Fidelity® VIP Mid Cap Portfolio - Service Class	6,903,973	10,288,785
Fidelity® VIP Overseas Portfolio - Service Class	515,687	762,948
Franklin Income VIP Fund - Class 1	4,541,189	13,047,248
Franklin Mutual Shares VIP Fund - Class 1	460,654	1,160,527
Franklin Rising Dividends VIP Fund - Class 1	208,651	253,344
Franklin Small Cap Value VIP Fund - Class 2	436,220	481,645
Franklin Small-Mid Cap Growth VIP Fund - Class 1	210,253	64,709

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$25,899	$12,856
Franklin U.S. Government Securities VIP Fund - Class 1	966,840	1,719,636
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	1,579,623	356,809
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	1,023,182	1,347,058
Invesco V.I. Comstock Fund - Series I Shares	760,419	23,926
Invesco V.I. Growth and Income Fund - Series I Shares	861,471	1,212,703
Ivy VIP Asset Strategy Portfolio - Class II	40,774	488
Janus Henderson Balanced Portfolio - Institutional Shares	4,293,164	203,230
Janus Henderson Balanced Portfolio - Service Shares	5,581,441	236,723
Janus Henderson Enterprise Portfolio - Institutional Shares	587,440	1,568,386
Janus Henderson Enterprise Portfolio - Service Shares	471,467	1,148,104
Janus Henderson Flexible Bond Portfolio - Institutional Shares	16,396	93,467
Janus Henderson Flexible Bond Portfolio - Service Shares	126,442	254,486
Janus Henderson Global Research Portfolio - Institutional Shares	71,041	168,191
Janus Henderson Global Research Portfolio - Service Shares	11,840	284,168
Janus Henderson Global Technology Portfolio - Service Shares	9,069	69,094
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	2,297,062	621,984
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	8,419	12,820
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	1,548	9,150
LVIP Baron Growth Opportunities Fund - Service Class	9,401,010	10,860,186
LVIP Baron Growth Opportunities Fund - Standard Class	15,179	233,465
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	143,140	588,798
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,790,003	4,794,741
LVIP BlackRock Multi-Asset Income Fund - Standard Class	65,169	1,032,883
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	234,875	425,695
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	184,595	791,037
LVIP Clarion Global Real Estate Fund - Standard Class	521,586	1,401,897
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	78,684	25,989
LVIP Delaware Bond Fund - Standard Class	37,822,103	26,102,944
LVIP Delaware Diversified Floating Rate Fund - Standard Class	408,671	691,302
LVIP Delaware Social Awareness Fund - Standard Class	476,365	1,360,073
LVIP Delaware Special Opportunities Fund - Standard Class	7,488,383	4,744,427
LVIP Delaware Wealth Builder Fund - Standard Class	173,516	77,434
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	139,161	286,407
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,320,269	2,555,878
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	192	184
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	704,880	1,861,931
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	321,151	151,879
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	580,126	813,744
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	1,722
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	557,721	3,150,190
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	452,051	1,122,218
LVIP Global Income Fund - Standard Class	1,370,326	2,354,614
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	574,234	1,538,044
LVIP Goldman Sachs Income Builder Fund - Standard Class	10,623	2,447
LVIP Government Money Market Fund - Standard Class	152,115,085	127,700,082
LVIP JPMorgan High Yield Fund - Standard Class	6,486,065	7,259,235
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	22,379	62,880
LVIP MFS International Growth Fund - Standard Class	1,129,970	2,801,945
LVIP MFS Value Fund - Standard Class	14,930,537	8,818,772
LVIP Mondrian International Value Fund - Standard Class	3,377,581	8,084,311
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	16,794	19,645
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,052,311	67,174
LVIP SSGA Bond Index Fund - Standard Class	5,448,730	9,440,789
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,017,008	546,099
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	454,260	77,753
LVIP SSGA Developed International 150 Fund - Standard Class	1,937,136	1,190,010
LVIP SSGA Emerging Markets 100 Fund - Standard Class	730,424	1,483,781
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	165,936	374,730
LVIP SSGA International Index Fund - Standard Class	8,245,160	4,571,360
LVIP SSGA International Managed Volatility Fund - Standard Class	35,617	67,113

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA Large Cap 100 Fund - Standard Class	$1,599,797	$1,346,371
LVIP SSGA Mid-Cap Index Fund - Standard Class	12,212,237	12,446,393
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,518,165	2,657,564
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	11,013	119,508
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	174,132	761,901
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	162,664	1,553,427
LVIP SSGA S&P 500 Index Fund - Standard Class	53,235,061	37,953,862
LVIP SSGA Small-Cap Index Fund - Standard Class	10,436,021	7,766,375
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	751,891	1,662,492
LVIP T. Rowe Price 2010 Fund - Standard Class	2,543,255	2,413,957
LVIP T. Rowe Price 2020 Fund - Standard Class	11,996,048	5,842,971
LVIP T. Rowe Price 2030 Fund - Standard Class	8,078,335	5,580,189
LVIP T. Rowe Price 2040 Fund - Standard Class	3,478,764	1,974,419
LVIP T. Rowe Price 2050 Fund - Standard Class	1,344,620	931,656
LVIP T. Rowe Price Growth Stock Fund - Standard Class	16,233,479	13,973,196
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,883,369	10,264,757
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,725,539	1,650,094
LVIP Vanguard International Equity ETF Fund - Standard Class	1,177,191	1,135,284
LVIP Wellington Capital Growth Fund - Standard Class	1,473,151	491,444
LVIP Wellington Mid-Cap Value Fund - Standard Class	581,742	981,491
M Capital Appreciation Fund	163,632	245,860
M International Equity Fund	4,684	329,502
M Large Cap Growth Fund	4,036	240
M Large Cap Value Fund	3,296	212
MFS® VIT Growth Series - Initial Class	23,223,273	15,641,615
MFS® VIT Mid Cap Growth Series - Initial Class	20,798	21,157
MFS® VIT New Discovery Series - Initial Class	95,879	3,289
MFS® VIT Research Series - Initial Class	37,999	12,702
MFS® VIT Total Return Series - Initial Class	15,869,224	6,062,071
MFS® VIT Utilities Series - Initial Class	1,017,024	8,134,697
MFS® VIT II Core Equity Portfolio - Initial Class	378,145	123,893
MFS® VIT III Mid Cap Value Portfolio - Initial Class	2,567,932	1,506,434
Neuberger Berman AMT Large Cap Value Portfolio - I Class	36,803	7,080
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	412,476	570,622
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	262,939	587,525
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	57,569	72,997
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,385,301	1,478,361
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	10,565	10,522
PIMCO VIT Real Return Portfolio - Administrative Class	592,950	458,057
PIMCO VIT Total Return Portfolio - Administrative Class	2,371,780	627,628
Putnam VT Multi-Asset Absolute Return Fund - Class IA	282	6,579
T. Rowe Price Equity Income Portfolio	3,219,020	1,426,599
Templeton Foreign VIP Fund - Class 2	470,508	385,801
Templeton Global Bond VIP Fund - Class 1	2,881,232	4,497,175
Templeton Growth VIP Fund - Class 1	140,881	24,182
Templeton Growth VIP Fund - Class 2	3,416	2,618
Wells Fargo VT Discovery Fund - Class 2	203,077	69,946

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2018:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	26,871	$27.35	$734,925	$620,095
AB VPS Growth and Income Portfolio - Class A	46,188	27.78	1,283,108	1,156,897
AB VPS International Value Portfolio - Class A	186,085	12.38	2,303,729	2,884,209
AB VPS Large Cap Growth Portfolio - Class A	29,660	51.75	1,534,898	1,353,875
AB VPS Small/Mid Cap Value Portfolio - Class A	860,397	16.93	14,566,529	16,806,481
American Century VP Income & Growth Fund - Class I	519,866	9.02	4,689,190	4,566,525
American Century VP Inflation Protection Fund - Class II	1,575,477	9.64	15,187,598	16,269,634
American Century VP International Fund - Class I	145,427	9.54	1,387,373	1,396,842
American Century VP Mid Cap Value - Class I	34,312	18.31	628,256	743,015
American Funds Bond Fund - Class 2	11,889	10.34	122,932	124,641
American Funds Capital Income Builder® - Class 2	10,626	9.36	99,456	106,626
American Funds Global Growth Fund - Class 2	1,042,381	25.50	26,580,715	28,241,796
American Funds Global Small Capitalization Fund - Class 2	287,992	21.16	6,093,905	6,499,756
American Funds Growth Fund - Class 2	642,458	69.48	44,637,992	44,404,114
American Funds Growth-Income Fund - Class 2	363,257	44.90	16,310,220	16,522,186
American Funds High-Income Bond Fund - Class 2	912,378	9.19	8,384,756	9,303,239
American Funds International Fund - Class 2	4,832,053	17.60	85,044,135	90,927,819
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	465,456	11.83	5,506,342	5,599,472
BlackRock Equity Dividend V.I. Fund - Class I	81,892	10.17	832,838	898,366
BlackRock Global Allocation V.I. Fund - Class I	722,712	15.19	10,977,989	11,791,674
ClearBridge Variable Aggressive Growth Portfolio - Class I	8,003	23.09	184,797	220,417
ClearBridge Variable Mid Cap Portfolio - Class I	62,054	17.26	1,071,045	1,210,416
ClearBridge Variable Small Cap Growth Portfolio - Class I	94,442	23.88	2,255,285	2,294,792
Delaware VIP® Diversified Income Series - Standard Class	4,807,903	9.99	48,030,955	50,531,563
Delaware VIP® Emerging Markets Series - Standard Class	2,107,235	20.36	42,903,301	42,720,530
Delaware VIP® High Yield Series - Standard Class	1,647,411	4.67	7,693,409	9,124,653
Delaware VIP® International Value Equity Series - Standard Class	34,192	10.73	366,882	399,107
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,564,040	9.59	14,999,146	15,266,483
Delaware VIP® REIT Series - Standard Class	1,729,699	11.85	20,496,938	23,707,006
Delaware VIP® Small Cap Value Series - Standard Class	1,543,902	32.76	50,578,214	56,835,265
Delaware VIP® Smid Cap Core Series - Standard Class	1,038,909	18.92	19,656,150	26,704,079
Delaware VIP® U.S. Growth Series - Standard Class	395,026	9.57	3,780,396	4,305,582
Delaware VIP® Value Series - Standard Class	2,382,560	28.31	67,450,271	60,848,067
DWS Alternative Asset Allocation VIP Portfolio - Class A	91,777	12.10	1,110,498	1,228,374
DWS Equity 500 Index VIP Portfolio - Class A	7,792,976	18.90	147,287,242	137,501,095
DWS Small Cap Index VIP Portfolio - Class A	6,272,052	14.97	93,892,619	96,302,157
Eaton Vance VT Floating-Rate Income Fund - Initial Class	44,439	8.92	396,397	399,937
Fidelity® VIP Asset Manager Portfolio - Service Class	93,781	13.55	1,270,733	1,536,848
Fidelity® VIP Contrafund® Portfolio - Service Class	782,181	31.97	25,006,324	25,095,760
Fidelity® VIP Equity-Income Portfolio - Service Class	49,876	20.26	1,010,485	1,146,923
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,968,665	12.54	24,687,058	25,709,330
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	6,136	13.18	80,873	86,512
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,592,119	12.95	20,617,942	21,532,372
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	3,789	20.04	75,938	83,377
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	705,442	18.91	13,339,903	14,171,788
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	75	18.88	1,417	1,587
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	170,635	16.84	2,873,486	3,037,751
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	221,973	11.07	2,457,236	2,515,414
Fidelity® VIP Growth Portfolio - Service Class	148,036	62.83	9,301,116	8,990,244
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	670,244	12.20	8,176,973	8,437,323
Fidelity® VIP Mid Cap Portfolio - Service Class	891,787	29.90	26,664,436	29,860,684
Fidelity® VIP Overseas Portfolio - Service Class	111,473	19.05	2,123,556	2,195,810
Franklin Income VIP Fund - Class 1	530,301	15.26	8,092,393	8,507,265
Franklin Mutual Shares VIP Fund - Class 1	156,987	17.71	2,780,236	3,181,820
Franklin Rising Dividends VIP Fund - Class 1	27,968	25.75	720,183	750,204
Franklin Small Cap Value VIP Fund - Class 2	71,265	14.60	1,040,464	1,300,445
Franklin Small-Mid Cap Growth VIP Fund - Class 1	50,820	17.04	865,965	1,018,823
Franklin Small-Mid Cap Growth VIP Fund - Class 2	14,773	15.22	224,843	281,267

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Franklin U.S. Government Securities VIP Fund - Class 1	456,027	$12.07	$5,504,244	$5,822,066
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	5,918,686	11.64	68,893,500	69,960,180
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	337,128	13.01	4,386,029	5,386,609
Invesco V.I. Comstock Fund - Series I Shares	36,009	16.12	580,467	753,894
Invesco V.I. Growth and Income Fund - Series I Shares	77,107	17.51	1,350,140	1,662,385
Ivy VIP Asset Strategy Portfolio - Class II	4,177	8.29	34,637	40,264
Janus Henderson Balanced Portfolio - Institutional Shares	210,200	33.75	7,094,242	6,804,773
Janus Henderson Balanced Portfolio - Service Shares	272,989	35.59	9,715,669	9,377,488
Janus Henderson Enterprise Portfolio - Institutional Shares	85,639	67.02	5,739,500	4,079,592
Janus Henderson Enterprise Portfolio - Service Shares	136,930	62.99	8,625,233	7,562,660
Janus Henderson Flexible Bond Portfolio - Institutional Shares	21,259	11.21	238,309	260,437
Janus Henderson Flexible Bond Portfolio - Service Shares	268,971	12.23	3,289,516	3,486,348
Janus Henderson Global Research Portfolio - Institutional Shares	8,444	47.13	397,963	289,840
Janus Henderson Global Technology Portfolio - Service Shares	15,998	11.19	179,013	109,899
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	369,893	10.66	3,943,055	3,979,197
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	4,432	15.47	68,566	70,964
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	4,006	10.11	40,502	41,303
LVIP Baron Growth Opportunities Fund - Service Class	747,650	45.34	33,896,223	32,852,640
LVIP Baron Growth Opportunities Fund - Standard Class	4,749	46.70	221,793	216,334
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	72,833	18.79	1,368,456	1,239,845
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	891,403	9.71	8,654,633	9,143,511
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	42,700	32.69	1,395,851	1,219,487
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	40,318	15.02	605,448	531,376
LVIP Clarion Global Real Estate Fund - Standard Class	349,637	8.46	2,956,532	3,141,099
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	5,456	9.70	52,908	59,610
LVIP Delaware Bond Fund - Standard Class	15,912,872	13.06	207,774,369	219,734,529
LVIP Delaware Diversified Floating Rate Fund - Standard Class	84,175	9.83	827,440	854,194
LVIP Delaware Social Awareness Fund - Standard Class	53,160	33.40	1,775,601	2,040,219
LVIP Delaware Special Opportunities Fund - Standard Class	625,214	31.75	19,852,426	24,416,748
LVIP Delaware Wealth Builder Fund - Standard Class	68,407	11.02	753,501	929,072
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	95,450	8.89	848,362	929,324
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	438,394	28.53	12,509,135	14,329,360
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	58,108	13.94	810,196	837,814
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	94,649	10.27	971,851	994,441
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	70,513	32.18	2,269,094	2,282,896
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	247,308	13.10	3,238,987	3,321,019
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	167,743	13.47	2,258,998	2,170,358
LVIP Global Income Fund - Standard Class	463,982	11.08	5,142,308	5,291,946
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	173,450	13.85	2,402,281	2,364,828
LVIP Goldman Sachs Income Builder Fund - Standard Class	3,725	9.39	34,975	36,041
LVIP Government Money Market Fund - Standard Class	14,189,288	10.00	141,892,875	141,892,895
LVIP JPMorgan High Yield Fund - Standard Class	2,359,796	9.89	23,340,744	25,860,605
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	6,816	15.40	104,947	104,152
LVIP MFS International Growth Fund - Standard Class	397,579	16.02	6,368,418	5,875,162
LVIP MFS Value Fund - Standard Class	1,958,399	36.80	72,065,164	70,788,540
LVIP Mondrian International Value Fund - Standard Class	1,546,693	15.21	23,522,103	25,747,901
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	832	9.18	7,636	9,127
LVIP PIMCO Low Duration Bond Fund - Standard Class	155,929	9.88	1,540,735	1,556,840
LVIP SSGA Bond Index Fund - Standard Class	2,958,201	10.88	32,188,189	33,490,129
LVIP SSGA Conservative Index Allocation Fund - Standard Class	151,422	12.16	1,840,837	1,908,791
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	80,243	10.98	881,314	932,278
LVIP SSGA Developed International 150 Fund - Standard Class	400,507	7.45	2,983,776	3,562,503
LVIP SSGA Emerging Markets 100 Fund - Standard Class	135,134	8.29	1,120,124	1,276,699
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	92,092	11.03	1,015,407	1,049,537
LVIP SSGA International Index Fund - Standard Class	2,866,624	8.30	23,804,447	25,887,317
LVIP SSGA International Managed Volatility Fund - Standard Class	17,139	8.56	146,623	152,930
LVIP SSGA Large Cap 100 Fund - Standard Class	351,353	11.36	3,992,071	4,973,693
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,011,200	10.71	32,255,971	34,452,877
LVIP SSGA Moderate Index Allocation Fund - Standard Class	507,480	13.36	6,780,946	6,933,211
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	6,711	11.66	78,245	84,029
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	10,703	13.69	146,508	147,120

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	25,540	$12.01	$306,836	$325,302
LVIP SSGA S&P 500 Index Fund - Standard Class	19,392,147	16.90	327,688,501	298,335,363
LVIP SSGA Small-Cap Index Fund - Standard Class	1,507,348	26.88	40,517,517	42,112,263
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	331,401	10.97	3,636,464	4,465,377
LVIP T. Rowe Price 2010 Fund - Standard Class	781,453	10.44	8,156,807	8,941,471
LVIP T. Rowe Price 2020 Fund - Standard Class	3,429,887	10.46	35,869,760	39,518,707
LVIP T. Rowe Price 2030 Fund - Standard Class	2,867,067	10.45	29,952,252	32,894,142
LVIP T. Rowe Price 2040 Fund - Standard Class	1,305,571	9.85	12,861,177	14,110,041
LVIP T. Rowe Price 2050 Fund - Standard Class	361,144	9.71	3,504,901	3,746,692
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,317,693	39.81	52,450,789	45,520,739
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,206,944	23.26	28,072,299	26,697,693
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	686,251	17.55	12,043,018	10,824,827
LVIP Vanguard International Equity ETF Fund - Standard Class	600,304	9.65	5,789,927	5,992,232
LVIP Wellington Capital Growth Fund - Standard Class	174,731	43.56	7,610,574	7,655,829
LVIP Wellington Mid-Cap Value Fund - Standard Class	67,939	22.93	1,557,698	1,556,043
M Capital Appreciation Fund	14,370	21.14	303,786	400,174
M International Equity Fund	977	10.60	10,360	12,206
M Large Cap Growth Fund	747	22.85	17,080	16,990
M Large Cap Value Fund	1,221	11.06	13,506	14,704
MFS® VIT Growth Series - Initial Class	1,580,429	47.01	74,295,965	65,082,497
MFS® VIT New Discovery Series - Initial Class	4,819	17.46	84,142	100,702
MFS® VIT Research Series - Initial Class	4,671	24.93	116,460	121,680
MFS® VIT Total Return Series - Initial Class	2,360,542	21.78	51,412,601	54,606,997
MFS® VIT Utilities Series - Initial Class	290,101	29.38	8,523,155	8,691,121
MFS® VIT II Core Equity Portfolio - Initial Class	116,416	21.68	2,523,905	2,724,477
MFS® VIT III Mid Cap Value Portfolio - Initial Class	400,386	7.42	2,970,864	3,425,899
Neuberger Berman AMT Large Cap Value Portfolio - I Class	11,442	14.58	166,821	151,572
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	142,548	24.09	3,433,990	3,667,393
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	93,405	15.69	1,465,524	1,549,121
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	2,913	20.36	59,311	71,307
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,357,711	6.02	8,173,421	13,431,642
PIMCO VIT Real Return Portfolio - Administrative Class	88,777	11.85	1,052,009	1,086,199
PIMCO VIT Total Return Portfolio - Administrative Class	337,562	10.48	3,537,653	3,639,580
T. Rowe Price Equity Income Portfolio	471,245	23.36	11,008,294	12,726,054
Templeton Foreign VIP Fund - Class 2	56,713	12.74	722,524	825,113
Templeton Global Bond VIP Fund - Class 1	685,882	17.54	12,030,365	12,000,245
Templeton Growth VIP Fund - Class 1	84,190	12.44	1,047,327	1,238,204
Templeton Growth VIP Fund - Class 2	1,589	12.21	19,403	20,743
Wells Fargo VT Discovery Fund - Class 2	6,675	26.14	174,474	212,672

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	2,558	(10,429)	(7,871)
AB VPS Growth and Income Portfolio - Class A	2,005	(34,163)	(32,158)
AB VPS International Value Portfolio - Class A	164,704	(24,116)	140,588
AB VPS Large Cap Growth Portfolio - Class A	1,925	(19,113)	(17,188)
AB VPS Small/Mid Cap Value Portfolio - Class A	72,527	(145,254)	(72,727)
American Century VP Income & Growth Fund - Class I	15,014	(36,184)	(21,170)
American Century VP Inflation Protection Fund - Class II	404,551	(450,246)	(45,695)
American Century VP International Fund - Class I	8,849	(28,052)	(19,203)
American Century VP Mid Cap Value - Class I	31,829	(4,176)	27,653
American Funds Bond Fund - Class 2	229,223	(228,799)	424
American Funds Capital Income Builder® - Class 2	1,695	(6,983)	(5,288)
American Funds Global Growth Fund - Class 2	227,615	(203,517)	24,098
American Funds Global Small Capitalization Fund - Class 2	43,643	(85,475)	(41,832)
American Funds Growth Fund - Class 2	274,725	(488,189)	(213,464)
American Funds Growth-Income Fund - Class 2	139,773	(118,531)	21,242
American Funds High-Income Bond Fund - Class 2	166,228	(172,120)	(5,892)
American Funds International Fund - Class 2	696,969	(805,111)	(108,142)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	263,933	(225,834)	38,099
BlackRock Equity Dividend V.I. Fund - Class I	8,768	(14,411)	(5,643)
BlackRock Global Allocation V.I. Fund - Class I	131,324	(177,583)	(46,259)
BlackRock High Yield V.I. Fund - Class I	3,201	(3,201)	—
ClearBridge Variable Aggressive Growth Portfolio - Class I	15,523	(8,657)	6,866
ClearBridge Variable Mid Cap Portfolio - Class I	28,892	(9,914)	18,978
ClearBridge Variable Small Cap Growth Portfolio - Class I	60,281	(65,574)	(5,293)
Delaware VIP® Diversified Income Series - Standard Class	236,583	(433,874)	(197,291)
Delaware VIP® Emerging Markets Series - Standard Class	287,143	(602,948)	(315,805)
Delaware VIP® High Yield Series - Standard Class	27,692	(183,132)	(155,440)
Delaware VIP® International Value Equity Series - Standard Class	11,011	(8,300)	2,711
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	742,812	(341,920)	400,892
Delaware VIP® REIT Series - Standard Class	190,768	(571,573)	(380,805)
Delaware VIP® Small Cap Value Series - Standard Class	366,702	(306,234)	60,468
Delaware VIP® Smid Cap Core Series - Standard Class	116,792	(288,559)	(171,767)
Delaware VIP® U.S. Growth Series - Standard Class	52,820	(90,849)	(38,029)
Delaware VIP® Value Series - Standard Class	240,259	(572,682)	(332,423)
DWS Alternative Asset Allocation VIP Portfolio - Class A	8,813	(23,017)	(14,204)
DWS Equity 500 Index VIP Portfolio - Class A	197,017	(948,591)	(751,574)
DWS Small Cap Index VIP Portfolio - Class A	76,455	(423,745)	(347,290)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	50,626	(10,684)	39,942
Fidelity® VIP Asset Manager Portfolio - Service Class	656	(1,158)	(502)
Fidelity® VIP Contrafund® Portfolio - Service Class	89,859	(301,546)	(211,687)
Fidelity® VIP Equity-Income Portfolio - Service Class	59	(20,010)	(19,951)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	720,162	(297,955)	422,207
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	14,745	(5,812)	8,933
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	484,353	(237,120)	247,233
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	12,514	(3,737)	8,777
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	269,007	(181,040)	87,967
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	3,595	(3,430)	165
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	84,613	(52,387)	32,226
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	80,470	(125,197)	(44,727)
Fidelity® VIP Growth Portfolio - Service Class	87,619	(72,913)	14,706
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	280,520	(271,282)	9,238
Fidelity® VIP Mid Cap Portfolio - Service Class	124,639	(348,738)	(224,099)
Fidelity® VIP Overseas Portfolio - Service Class	26,759	(44,523)	(17,764)
Franklin Income VIP Fund - Class 1	277,597	(631,855)	(354,258)
Franklin Mutual Shares VIP Fund - Class 1	15,960	(67,298)	(51,338)
Franklin Rising Dividends VIP Fund - Class 1	8,504	(22,892)	(14,388)
Franklin Small Cap Value VIP Fund - Class 2	13,513	(29,134)	(15,621)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,497	(2,402)	2,095

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(515)	(515)
Franklin U.S. Government Securities VIP Fund - Class 1	57,876	(120,883)	(63,007)
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	648	(18,615)	(17,967)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	20,849	(64,423)	(43,574)
Invesco V.I. Comstock Fund - Series I Shares	49,017	(1,733)	47,284
Invesco V.I. Growth and Income Fund - Series I Shares	28,855	(52,817)	(23,962)
Ivy VIP Asset Strategy Portfolio - Class II	3,127	(41)	3,086
Janus Henderson Balanced Portfolio - Institutional Shares	205,746	(9,612)	196,134
Janus Henderson Balanced Portfolio - Service Shares	169,531	(13,516)	156,015
Janus Henderson Enterprise Portfolio - Institutional Shares	8,491	(48,538)	(40,047)
Janus Henderson Enterprise Portfolio - Service Shares	30	(24,070)	(24,040)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	675	(7,096)	(6,421)
Janus Henderson Flexible Bond Portfolio - Service Shares	2,917	(15,495)	(12,578)
Janus Henderson Global Research Portfolio - Institutional Shares	3,219	(8,280)	(5,061)
Janus Henderson Global Research Portfolio - Service Shares	409	(15,439)	(15,030)
Janus Henderson Global Technology Portfolio - Service Shares	—	(1,903)	(1,903)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	207,692	(57,736)	149,956
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	652	(1,030)	(378)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	128	(815)	(687)
LVIP Baron Growth Opportunities Fund - Service Class	280,458	(416,125)	(135,667)
LVIP Baron Growth Opportunities Fund - Standard Class	88	(7,642)	(7,554)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	5,883	(32,018)	(26,135)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	196,660	(409,920)	(213,260)
LVIP BlackRock Multi-Asset Income Fund - Standard Class	3,231	(95,501)	(92,270)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,518	(20,052)	(16,534)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,442	(51,521)	(40,079)
LVIP Clarion Global Real Estate Fund - Standard Class	34,951	(122,522)	(87,571)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	6,485	(2,200)	4,285
LVIP Delaware Bond Fund - Standard Class	2,190,833	(1,835,941)	354,892
LVIP Delaware Diversified Floating Rate Fund - Standard Class	32,934	(63,013)	(30,079)
LVIP Delaware Social Awareness Fund - Standard Class	11,604	(47,878)	(36,274)
LVIP Delaware Special Opportunities Fund - Standard Class	226,709	(223,795)	2,914
LVIP Delaware Wealth Builder Fund - Standard Class	139	(3,799)	(3,660)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	9,861	(21,791)	(11,930)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	66,664	(86,915)	(20,251)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	14	(14)	—
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	38,553	(117,710)	(79,157)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	25,844	(13,032)	12,812
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	40,701	(68,064)	(27,363)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	(153)	(153)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	20,643	(160,776)	(140,133)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	20,717	(62,708)	(41,991)
LVIP Global Income Fund - Standard Class	87,243	(178,981)	(91,738)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	24,790	(81,643)	(56,853)
LVIP Goldman Sachs Income Builder Fund - Standard Class	857	(215)	642
LVIP Government Money Market Fund - Standard Class	13,657,488	(11,446,322)	2,211,166
LVIP JPMorgan High Yield Fund - Standard Class	334,435	(464,786)	(130,351)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,227	(3,742)	(2,515)
LVIP MFS International Growth Fund - Standard Class	92,577	(202,183)	(109,606)
LVIP MFS Value Fund - Standard Class	535,187	(426,293)	108,894
LVIP Mondrian International Value Fund - Standard Class	148,423	(512,545)	(364,122)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,317	(1,650)	(333)
LVIP PIMCO Low Duration Bond Fund - Standard Class	96,363	(6,261)	90,102
LVIP SSGA Bond Index Fund - Standard Class	351,151	(787,411)	(436,260)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	63,335	(33,870)	29,465
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	32,295	(5,432)	26,863
LVIP SSGA Developed International 150 Fund - Standard Class	130,047	(90,241)	39,806
LVIP SSGA Emerging Markets 100 Fund - Standard Class	41,704	(93,068)	(51,364)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	8,115	(23,588)	(15,473)
LVIP SSGA International Index Fund - Standard Class	653,472	(390,465)	263,007
LVIP SSGA International Managed Volatility Fund - Standard Class	2,541	(5,477)	(2,936)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Large Cap 100 Fund - Standard Class	50,803	(67,464)	(16,661)
LVIP SSGA Mid-Cap Index Fund - Standard Class	683,263	(899,216)	(215,953)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	96,558	(148,042)	(51,484)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	412	(7,082)	(6,670)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	9,341	(43,635)	(34,294)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	9,427	(93,888)	(84,461)
LVIP SSGA S&P 500 Index Fund - Standard Class	1,521,345	(1,606,478)	(85,133)
LVIP SSGA Small-Cap Index Fund - Standard Class	444,231	(415,270)	28,961
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	19,913	(76,282)	(56,369)
LVIP T. Rowe Price 2010 Fund - Standard Class	113,843	(151,589)	(37,746)
LVIP T. Rowe Price 2020 Fund - Standard Class	618,089	(473,848)	144,241
LVIP T. Rowe Price 2030 Fund - Standard Class	441,791	(276,572)	165,219
LVIP T. Rowe Price 2040 Fund - Standard Class	190,643	(99,615)	91,028
LVIP T. Rowe Price 2050 Fund - Standard Class	90,891	(67,292)	23,599
LVIP T. Rowe Price Growth Stock Fund - Standard Class	411,581	(529,086)	(117,505)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	207,231	(269,858)	(62,627)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	117,946	(86,463)	31,483
LVIP Vanguard International Equity ETF Fund - Standard Class	79,288	(77,013)	2,275
LVIP Wellington Capital Growth Fund - Standard Class	64,617	(18,692)	45,925
LVIP Wellington Mid-Cap Value Fund - Standard Class	26,948	(51,688)	(24,740)
M Capital Appreciation Fund	2,806	(7,014)	(4,208)
M International Equity Fund	293	(21,581)	(21,288)
M Large Cap Growth Fund	62	(7)	55
M Large Cap Value Fund	88	(9)	79
MFS® VIT Growth Series - Initial Class	617,483	(591,578)	25,905
MFS® VIT Mid Cap Growth Series - Initial Class	2,060	(2,060)	—
MFS® VIT New Discovery Series - Initial Class	5,913	(221)	5,692
MFS® VIT Research Series - Initial Class	850	(475)	375
MFS® VIT Total Return Series - Initial Class	625,138	(347,950)	277,188
MFS® VIT Utilities Series - Initial Class	33,466	(292,923)	(259,457)
MFS® VIT II Core Equity Portfolio - Initial Class	3,353	(5,844)	(2,491)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	197,932	(143,983)	53,949
Neuberger Berman AMT Large Cap Value Portfolio - I Class	840	(330)	510
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,812	(20,205)	(15,393)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	7,041	(21,379)	(14,338)
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	3,198	(5,681)	(2,483)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	135,777	(162,679)	(26,902)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	1,073	(1,073)	—
PIMCO VIT Real Return Portfolio - Administrative Class	56,460	(49,120)	7,340
PIMCO VIT Total Return Portfolio - Administrative Class	209,132	(59,915)	149,217
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(621)	(621)
T. Rowe Price Equity Income Portfolio	93,255	(66,821)	26,434
Templeton Foreign VIP Fund - Class 2	30,585	(27,350)	3,235
Templeton Global Bond VIP Fund - Class 1	181,258	(306,012)	(124,754)
Templeton Growth VIP Fund - Class 1	1,151	(1,744)	(593)
Templeton Growth VIP Fund - Class 2	68	(142)	(74)
Wells Fargo VT Discovery Fund - Class 2	11,288	(4,555)	6,733

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	17,135	(26,661)	(9,526)
AB VPS Growth and Income Portfolio - Class A	4,283	(12,619)	(8,336)
AB VPS International Value Portfolio - Class A	6,420	(12,452)	(6,032)
AB VPS Large Cap Growth Portfolio - Class A	5,623	(13,467)	(7,844)
AB VPS Small/Mid Cap Value Portfolio - Class A	188,884	(397,230)	(208,346)
American Century VP Income & Growth Fund - Class I	32,342	(94,206)	(61,864)
American Century VP Inflation Protection Fund - Class II	471,774	(371,176)	100,598
American Century VP International Fund - Class I	20,574	(8,954)	11,620

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Mid Cap Value - Class I	41,411	(2,436)	38,975
American Funds Bond Fund - Class 2	849	(2,048)	(1,199)
American Funds Capital Income Builder® - Class 2	21,216	(7,858)	13,358
American Funds Global Growth Fund - Class 2	283,572	(139,227)	144,345
American Funds Global Small Capitalization Fund - Class 2	42,199	(44,760)	(2,561)
American Funds Growth Fund - Class 2	346,364	(382,865)	(36,501)
American Funds Growth-Income Fund - Class 2	171,894	(199,165)	(27,271)
American Funds High-Income Bond Fund - Class 2	72,975	(164,335)	(91,360)
American Funds International Fund - Class 2	1,141,602	(1,143,090)	(1,488)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	179,910	(226,592)	(46,682)
BlackRock Equity Dividend V.I. Fund - Class I	11,978	(2,435)	9,543
BlackRock Global Allocation V.I. Fund - Class I	223,708	(182,012)	41,696
ClearBridge Variable Aggressive Growth Portfolio - Class I	11,997	(4,479)	7,518
ClearBridge Variable Mid Cap Portfolio - Class I	40,492	(18,723)	21,769
ClearBridge Variable Small Cap Growth Portfolio - Class I	54,852	(82,249)	(27,397)
Delaware VIP® Diversified Income Series - Standard Class	470,150	(718,874)	(248,724)
Delaware VIP® Emerging Markets Series - Standard Class	622,840	(478,830)	144,010
Delaware VIP® High Yield Series - Standard Class	203,383	(240,132)	(36,749)
Delaware VIP® International Value Equity Series - Standard Class	8,978	(3,034)	5,944
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	386,292	(243,590)	142,702
Delaware VIP® REIT Series - Standard Class	244,597	(293,750)	(49,153)
Delaware VIP® Small Cap Value Series - Standard Class	376,943	(498,101)	(121,158)
Delaware VIP® Smid Cap Core Series - Standard Class	224,040	(205,173)	18,867
Delaware VIP® U.S. Growth Series - Standard Class	49,310	(414,339)	(365,029)
Delaware VIP® Value Series - Standard Class	244,196	(609,431)	(365,235)
DWS Alternative Asset Allocation VIP Portfolio - Class A	22,872	(14,283)	8,589
DWS Equity 500 Index VIP Portfolio - Class A	98,351	(1,031,135)	(932,784)
DWS Small Cap Index VIP Portfolio - Class A	126,448	(780,784)	(654,336)
Fidelity® VIP Asset Manager Portfolio - Service Class	1,167	(11,271)	(10,104)
Fidelity® VIP Contrafund® Portfolio - Service Class	199,686	(453,268)	(253,582)
Fidelity® VIP Equity-Income Portfolio - Service Class	674	(2,401)	(1,727)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	994,663	(450,233)	544,430
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	653,145	(183,806)	469,339
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	651,377	(87,620)	563,757
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	74,804	(26,206)	48,598
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	182,197	(175,339)	6,858
Fidelity® VIP Growth Portfolio - Service Class	22,958	(25,604)	(2,646)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	347,946	(186,313)	161,633
Fidelity® VIP Mid Cap Portfolio - Service Class	189,682	(259,188)	(69,506)
Fidelity® VIP Overseas Portfolio - Service Class	55,312	(235,313)	(180,001)
Franklin Income VIP Fund - Class 1	274,544	(219,119)	55,425
Franklin Mutual Shares VIP Fund - Class 1	125,385	(59,175)	66,210
Franklin Rising Dividends VIP Fund - Class 1	22,430	(40,590)	(18,160)
Franklin Small Cap Value VIP Fund - Class 2	40,574	(75,833)	(35,259)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	9,795	(41,112)	(31,317)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,888	(171)	1,717
Franklin U.S. Government Securities VIP Fund - Class 1	110,098	(104,057)	6,041
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	845	(18,662)	(17,817)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	32,475	(92,473)	(59,998)
Invesco V.I. Comstock Fund - Series I Shares	3,416	(2,027)	1,389
Invesco V.I. Growth and Income Fund - Series I Shares	48,978	(42,492)	6,486
Janus Henderson Balanced Portfolio - Institutional Shares	4,419	(19,576)	(15,157)
Janus Henderson Balanced Portfolio - Service Shares	18,627	(22,195)	(3,568)
Janus Henderson Enterprise Portfolio - Institutional Shares	9,047	(20,552)	(11,505)
Janus Henderson Enterprise Portfolio - Service Shares	2,055	(7,523)	(5,468)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	11,666	(145,324)	(133,658)
Janus Henderson Flexible Bond Portfolio - Service Shares	50,525	(66,628)	(16,103)
Janus Henderson Global Research Portfolio - Institutional Shares	2,293	(2,010)	283
Janus Henderson Global Research Portfolio - Service Shares	6,048	(10,152)	(4,104)
Janus Henderson Global Technology Portfolio - Service Shares	—	(1,655)	(1,655)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	137,766	(22,390)	115,376

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	6,409	(65)	6,344
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	4,449	(88)	4,361
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	323	(22,165)	(21,842)
LVIP Baron Growth Opportunities Fund - Service Class	237,182	(537,685)	(300,503)
LVIP Baron Growth Opportunities Fund - Standard Class	6,842	(8,015)	(1,173)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	7,637	(28,054)	(20,417)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	422,153	(396,608)	25,545
LVIP BlackRock Multi-Asset Income Fund - Standard Class	15,092	(14,885)	207
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,264	(20,565)	(12,301)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	19,395	(13,077)	6,318
LVIP Clarion Global Real Estate Fund - Standard Class	72,609	(95,590)	(22,981)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	2,787	(3,310)	(523)
LVIP Delaware Bond Fund - Standard Class	2,606,935	(1,107,141)	1,499,794
LVIP Delaware Diversified Floating Rate Fund - Standard Class	111,516	(88,882)	22,634
LVIP Delaware Social Awareness Fund - Standard Class	15,921	(13,610)	2,311
LVIP Delaware Special Opportunities Fund - Standard Class	223,353	(227,163)	(3,810)
LVIP Delaware Wealth Builder Fund - Standard Class	968	(7,959)	(6,991)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	19,346	(14,253)	5,093
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	98,427	(133,097)	(34,670)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,973	(1,973)	—
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	20,636	(10,702)	9,934
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	6,639	(32,643)	(26,004)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	51,482	(61,181)	(9,699)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2,401	(6,622)	(4,221)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	38,656	(59,125)	(20,469)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	28,497	(55,201)	(26,704)
LVIP Global Income Fund - Standard Class	99,979	(142,639)	(42,660)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	61,263	(53,676)	7,587
LVIP Goldman Sachs Income Builder Fund - Standard Class	132	(67)	65
LVIP Government Money Market Fund - Standard Class	9,100,331	(9,936,781)	(836,450)
LVIP JPMorgan High Yield Fund - Standard Class	668,567	(480,892)	187,675
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	5,807	(32,381)	(26,574)
LVIP MFS International Growth Fund - Standard Class	136,285	(178,320)	(42,035)
LVIP MFS Value Fund - Standard Class	721,705	(600,473)	121,232
LVIP Mondrian International Value Fund - Standard Class	320,392	(199,429)	120,963
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,852	(2,215)	637
LVIP PIMCO Low Duration Bond Fund - Standard Class	65,319	(63,643)	1,676
LVIP SSGA Bond Index Fund - Standard Class	1,246,711	(501,274)	745,437
LVIP SSGA Conservative Index Allocation Fund - Standard Class	34,540	(8,764)	25,776
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	11,243	(4,120)	7,123
LVIP SSGA Developed International 150 Fund - Standard Class	150,558	(41,436)	109,122
LVIP SSGA Emerging Markets 100 Fund - Standard Class	49,610	(45,407)	4,203
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	13,649	(22,262)	(8,613)
LVIP SSGA International Index Fund - Standard Class	994,679	(534,862)	459,817
LVIP SSGA International Managed Volatility Fund - Standard Class	15,354	(331)	15,023
LVIP SSGA Large Cap 100 Fund - Standard Class	129,776	(16,047)	113,729
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,167,850	(637,363)	530,487
LVIP SSGA Moderate Index Allocation Fund - Standard Class	22,706	(31,285)	(8,579)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	378	(6,732)	(6,354)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,092	(6,445)	(2,353)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	25,161	(2,330)	22,831
LVIP SSGA S&P 500 Index Fund - Standard Class	2,526,302	(2,066,856)	459,446
LVIP SSGA Small-Cap Index Fund - Standard Class	737,721	(816,002)	(78,281)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	51,656	(54,208)	(2,552)
LVIP T. Rowe Price 2010 Fund - Standard Class	75,215	(266,554)	(191,339)
LVIP T. Rowe Price 2020 Fund - Standard Class	506,795	(709,638)	(202,843)
LVIP T. Rowe Price 2030 Fund - Standard Class	438,414	(500,051)	(61,637)
LVIP T. Rowe Price 2040 Fund - Standard Class	151,781	(260,116)	(108,335)
LVIP T. Rowe Price 2050 Fund - Standard Class	94,383	(52,416)	41,967
LVIP T. Rowe Price Growth Stock Fund - Standard Class	409,263	(274,443)	134,820
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	215,610	(177,250)	38,360

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	843	(47,616)	(46,773)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	122,109	(64,061)	58,048
LVIP Vanguard International Equity ETF Fund - Standard Class	77,920	(97,220)	(19,300)
LVIP Wellington Capital Growth Fund - Standard Class	296,938	(19,575)	277,363
LVIP Wellington Mid-Cap Value Fund - Standard Class	43,596	(99,981)	(56,385)
M Capital Appreciation Fund	8,903	(9,760)	(857)
M International Equity Fund	5,596	(8,032)	(2,436)
M Large Cap Growth Fund	69	(2,730)	(2,661)
M Large Cap Value Fund	85	(3,083)	(2,998)
MFS® VIT Growth Series - Initial Class	461,427	(425,889)	35,538
MFS® VIT New Discovery Series - Initial Class	2,470	(4,017)	(1,547)
MFS® VIT Research Series - Initial Class	440	(629)	(189)
MFS® VIT Total Return Series - Initial Class	493,698	(568,838)	(75,140)
MFS® VIT Utilities Series - Initial Class	94,363	(42,518)	51,845
MFS® VIT II Core Equity Portfolio - Initial Class	6,490	(4,946)	1,544
MFS® VIT III Mid Cap Value Portfolio - Initial Class	284,900	(77,440)	207,460
Neuberger Berman AMT Large Cap Value Portfolio - I Class	877	(1,484)	(607)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	9,023	(10,253)	(1,230)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	13,039	(30,439)	(17,400)
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	7,093	(3,960)	3,133
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	175,509	(121,573)	53,936
PIMCO VIT Real Return Portfolio - Administrative Class	96,652	(6,390)	90,262
PIMCO VIT Total Return Portfolio - Administrative Class	106,085	(116,312)	(10,227)
Putnam VT Multi-Asset Absolute Return Fund - Class IA	624	(3)	621
T. Rowe Price Equity Income Portfolio	84,158	(115,592)	(31,434)
Templeton Foreign VIP Fund - Class 2	4,290	(941)	3,349
Templeton Global Bond VIP Fund - Class 1	398,321	(162,057)	236,264
Templeton Growth VIP Fund - Class 1	1,904	(2,086)	(182)
Templeton Growth VIP Fund - Class 2	96	(340)	(244)
Wells Fargo VT Discovery Fund - Class 2	1,478	(1,072)	406

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information

December 31, 2018

Note - Year-End Unit Values

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2014 through 2018.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

End of Year Unit Values for Years 2014 to 2018

Subaccount	Product(s)	2014	2015	2016	2017	2018
AB VPS Global Thematic Growth Portfolio - Class A
	Lincoln CVUL III Jumbo	20.677444	21.232483	21.057804	28.721355	25.856152
	Lincoln CVUL III Super Jumbo	18.829408	19.305851	19.118324	26.037006	23.404433
	Lincoln CVUL III Super Jumbo/0.15%	14.573013	14.971678	14.855932	20.272562	18.259332
	Lincoln CVUL III SC (Elite)	13.630252	13.926297	13.742843	18.650892	16.706506
	Lincoln CVUL III LC (Elite)	14.181489	14.533054	14.384695	19.580554	17.591982
	Lincoln CVUL III LC (Elite)/0.20%	14.550370	14.940935	14.817915	20.210534	18.194359
	Lincoln Corporate Variable 4 - Band 1	16.302801	16.656893	16.437469	22.307863	19.982232
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.962743	10.214832	10.115611	13.776323	12.383415
	Lincoln Corporate Variable 4 - Band 2	16.874733	17.292502	17.114127	23.295877	20.929983
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.090457	12.414992	12.312854	16.795065	15.124033
	Lincoln Corporate Variable 4 - Band 3	17.049216	17.506866	17.362837	23.681681	21.319229
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.976269	10.254308	10.180120	13.898836	12.524840
	Lincoln Corporate Variable 4 - Band 4	16.223155	16.675305	16.554657	22.601932	20.367594
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.940083	15.371839	15.275892	20.876958	18.831931
AB VPS Growth and Income Portfolio - Class A
	Lincoln CVUL III Jumbo	27.544629	27.957380	31.054478	36.857742	34.721430
	Lincoln CVUL III Super Jumbo	24.826630	25.160878	27.906306	33.071652	31.108070
	Lincoln CVUL III Super Jumbo/0.15%	18.405760	18.690911	20.771856	24.665889	23.247855
	Lincoln CVUL III SC (Elite)	21.187721	21.397941	23.649888	27.929534	26.179433
	Lincoln CVUL III LC (Elite)	22.036347	22.321863	24.745141	29.310719	27.556651
	Lincoln CVUL III LC (Elite)/0.20%	18.377189	18.652567	20.718885	24.590699	23.165397
	Lincoln Corporate Variable 4 - Band 1	22.297621	22.518854	24.888766	29.392598	27.550820
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.590549	10.733132	11.904277	14.107712	13.270087
	Lincoln Corporate Variable 4 - Band 2	23.082178	23.380616	25.918833	30.700962	28.863696
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.993178	13.187758	14.648683	17.386131	16.378285
	Lincoln Corporate Variable 4 - Band 3	21.086738	21.402722	23.773699	28.216378	26.580928
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.604918	10.774602	11.980174	14.233169	13.421620
	Lincoln Corporate Variable 4 - Band 4	23.451042	23.826275	26.492201	31.474355	29.679846
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.933759	19.255958	21.431919	25.487859	24.058644
AB VPS International Value Portfolio - Class A
	Lincoln CVUL III Jumbo	8.772196	8.981425	8.918603	11.163372	8.602193
	Lincoln CVUL III Super Jumbo	8.659560	8.852807	8.777712	10.970565	8.440934
	Lincoln CVUL III Super Jumbo/0.15%	13.500853	13.829783	13.739916	17.206779	13.265718
	Lincoln CVUL III SC (Elite)	8.402333	8.559813	8.457557	10.533528	8.076319
	Lincoln CVUL III LC (Elite)	8.622219	8.810224	8.731125	10.906889	8.387741
	Lincoln CVUL III LC (Elite)/0.20%	13.479882	13.801396	13.704861	17.154307	13.218645
	Lincoln Corporate Variable 4 - Band 1	8.402300	8.559779	8.457524	10.533487	8.076287
	Lincoln Corporate Variable 4 - Band 1/0.35%	8.960598	9.160563	9.082858	11.351942	8.734372
	Lincoln Corporate Variable 4 - Band 2	8.622579	8.810501	8.731590	10.908218	8.388763
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.501528	10.751957	10.676710	13.368509	10.301493

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 3	8.772222	8.981455	8.918634	11.163410	8.602222
	Lincoln Corporate Variable 4 - Band 3/0.10%	8.972770	9.195980	9.140792	11.452922	8.834153
	Lincoln Corporate Variable 4 - Band 4	8.848098	9.068205	9.013784	11.293787	8.711405
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.924595	9.155760	9.109916	11.425648	8.821944
AB VPS Large Cap Growth Portfolio - Class A
	Lincoln CVUL III Jumbo	25.753934	28.559083	29.251006	38.529904	39.444597
	Lincoln CVUL III Super Jumbo	24.726286	27.378414	27.999705	36.826450	37.644180
	Lincoln CVUL III Super Jumbo/0.15%	18.777011	20.832638	21.348035	28.134030	28.816335
	Lincoln CVUL III SC (Elite)	19.233058	21.221596	21.627353	28.345972	28.874130
	Lincoln CVUL III LC (Elite)	20.012490	22.147944	22.639221	29.761236	30.406872
	Lincoln CVUL III LC (Elite)/0.20%	18.747860	20.789900	21.293593	28.047765	28.714417
	Lincoln Corporate Variable 4 - Band 1	22.952068	25.325120	25.809337	33.827106	34.457391
	Lincoln Corporate Variable 4 - Band 1/0.35%	11.064113	12.250843	12.528849	16.478495	16.844400
	Lincoln Corporate Variable 4 - Band 2	23.757061	26.292084	26.875285	35.329912	36.096354
	Lincoln Corporate Variable 4 - Band 2/0.20%	14.101025	15.636926	16.015773	21.096239	21.597060
	Lincoln Corporate Variable 4 - Band 3	23.555463	26.121141	26.753998	35.240804	36.077415
	Lincoln Corporate Variable 4 - Band 3/0.10%	11.079121	12.298162	12.608718	16.625008	17.036717
	Lincoln Corporate Variable 4 - Band 4	23.883566	26.511477	27.180958	35.838902	36.726489
AB VPS Small/Mid Cap Value Portfolio - Class A
	Lincoln CVUL III Jumbo	40.639115	38.333058	47.854488	54.037856	45.824877
	Lincoln CVUL III Super Jumbo	35.505672	33.440685	41.684379	46.999972	39.796858
	Lincoln CVUL III Super Jumbo/0.15%	18.689061	17.637376	22.029274	24.888154	21.116076
	Lincoln CVUL III SC (Elite)	39.274649	36.861150	45.787605	51.446137	43.409281
	Lincoln CVUL III LC (Elite)	40.865500	38.470817	47.930567	54.015671	45.714463
	Lincoln CVUL III LC (Elite)/0.20%	18.660041	17.601180	21.973085	24.812266	21.041152
	Lincoln Corporate Variable 4 - Band 1	31.945255	29.982053	37.242637	41.845163	35.308160
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.275140	9.677548	12.063265	13.601481	11.517007
	Lincoln Corporate Variable 4 - Band 2	33.065444	31.126799	38.780924	43.704467	36.987901
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.964327	12.228667	15.266104	17.238665	14.618634
	Lincoln Corporate Variable 4 - Band 3	26.919275	25.391746	31.698724	35.794576	30.354313
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.289086	9.714950	12.140143	13.722504	11.648532
	Lincoln Corporate Variable 4 - Band 4	31.750602	29.978895	37.462688	42.345623	35.945662
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	22.743913	21.496288	26.889376	30.424565	25.852162
American Century VP Income & Growth Fund - Class I
	Lincoln CVUL	19.398580	18.180527	20.487947	24.512887	22.670258
	Lincoln CVUL/0.35%	19.122483	17.984624	20.338192	24.418962	22.662608
	Lincoln CVUL LC	19.108861	17.962826	20.303394	24.365006	22.601224
	Lincoln CVUL LC/0.20%	19.259422	18.140612	20.545362	24.704700	22.962228
	Lincoln CVUL III Jumbo	27.681986	26.073899	29.530305	35.508613	33.004117
	Lincoln CVUL III Super Jumbo	25.712870	24.182858	27.347561	32.834730	30.473065
	Lincoln CVUL III Super Jumbo/0.15%	18.485443	17.420307	19.739437	23.747479	22.083563
	Lincoln CVUL III SC (Elite)	19.398580	18.180527	20.487947	24.512887	22.670258
	Lincoln CVUL III LC (Elite)	19.108861	17.962826	20.303394	24.365006	22.601224
	Lincoln CVUL III LC (Elite)/0.20%	19.259422	18.140612	20.545362	24.704700	22.962228
	Lincoln Corporate Variable 4 - Band 1	22.815071	21.382494	24.096298	28.830114	26.662959
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.575612	9.946323	11.247954	13.504807	12.533463
	Lincoln Corporate Variable 4 - Band 2	23.614578	22.198316	25.090771	30.110078	27.930411
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.130750	12.367966	14.007484	16.843250	15.655260
	Lincoln Corporate Variable 4 - Band 3	21.226191	19.993109	22.643434	27.227519	25.307106
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.589962	9.984758	11.319663	13.624897	12.676580
	Lincoln Corporate Variable 4 - Band 4	24.036159	22.662669	25.692748	30.925483	28.773061
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.652699	17.604322	19.977872	24.070402	22.417419
American Century VP Inflation Protection Fund - Class II
	Lincoln CVUL	14.531889	14.074390	14.589421	15.019588	14.494426
	Lincoln CVUL/0.35%	11.740765	11.411016	11.870055	12.262882	11.875604
	Lincoln CVUL LC	14.999352	14.570794	15.149367	15.642897	15.141300
	Lincoln CVUL LC/0.20%	11.824579	11.509731	11.990713	12.406127	12.032360

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III Jumbo	15.325937	14.917862	15.541265	16.079685	15.595244
	Lincoln CVUL III Super Jumbo	15.083275	14.659649	15.249373	15.754034	15.256501
	Lincoln CVUL III Super Jumbo/0.15%	10.204688	9.937942	10.358416	10.722638	10.404793
	Lincoln CVUL III SC (Elite)	14.531889	14.074390	14.589421	15.019588	14.494426
	Lincoln CVUL III LC (Elite)	14.999352	14.570794	15.149367	15.642897	15.141300
	Lincoln CVUL III LC (Elite)/0.20%	11.824579	11.509731	11.990713	12.406127	12.032360
	Lincoln Corporate Variable 4 - Band 1	14.531889	14.074390	14.589421	15.019588	14.494426
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.883416	9.605832	9.992252	10.322935	9.996923
	Lincoln Corporate Variable 4 - Band 2	14.995076	14.566637	15.146825	15.642019	15.140451
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.431091	9.179944	9.563565	9.894890	9.596781
	Lincoln Corporate Variable 4 - Band 3	14.843958	14.448717	15.052561	15.574050	15.104842
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.896829	9.642949	10.055968	10.414761	10.111097
	Lincoln Corporate Variable 4 - Band 4	15.481001	15.083880	15.729942	16.291183	15.816173
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.334924	13.981176	14.594594	15.130442	14.703981
American Century VP International Fund - Class I
	Lincoln CVUL	15.911054	15.919858	14.939588	19.464957	16.387136
	Lincoln CVUL/0.35%	13.542213	13.597227	12.804711	16.741830	14.144066
	Lincoln CVUL LC	15.151188	15.205131	14.311741	18.702890	15.792929
	Lincoln CVUL LC/0.20%	13.639215	13.715177	12.935176	16.937776	14.331115
	Lincoln CVUL III Jumbo	23.391785	23.522078	22.184341	29.048946	24.578417
	Lincoln CVUL III Super Jumbo	23.645482	23.741539	22.357761	29.232197	24.696352
	Lincoln CVUL III Super Jumbo/0.15%	14.375107	14.462408	13.646730	17.878429	15.134576
	Lincoln CVUL III SC (Elite)	15.911054	15.919858	14.939588	19.464957	16.387136
	Lincoln CVUL III LC (Elite)	15.151188	15.205131	14.311741	18.702890	15.792929
	Lincoln CVUL III LC (Elite)/0.20%	13.639215	13.715177	12.935176	16.937776	14.331115
	Lincoln Corporate Variable 4 - Band 1	20.985023	20.996065	19.703227	25.671555	21.612339
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.309400	9.346490	8.802121	11.508735	9.723336
	Lincoln Corporate Variable 4 - Band 2	21.716100	21.793539	20.513078	26.806929	22.636070
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.514641	10.573208	9.972063	13.057806	11.048256
	Lincoln Corporate Variable 4 - Band 3	20.005893	20.117327	18.973224	24.844198	21.020764
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.322042	9.383346	8.858554	11.611298	9.834202
	Lincoln Corporate Variable 4 - Band 4	21.782074	21.925325	20.699089	27.131199	22.978793
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.197988	16.320829	15.423452	20.236388	17.156399
American Century VP Mid Cap Value - Class I
	Lincoln CVUL III Jumbo				10.803320	9.397863
	Lincoln CVUL III Super Jumbo				10.794596	9.376191
	Lincoln CVUL III Super Jumbo/0.15%				10.809031	9.407537
	Lincoln CVUL III SC (Elite)				10.767288	9.319774
	Lincoln CVUL III LC (Elite)				10.788893	9.366550
	Lincoln CVUL III LC (Elite)/0.20%				10.803320	9.397863
	Lincoln Corporate Variable 4 - Band 1				10.767288	9.319774
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.794596	9.376191
	Lincoln Corporate Variable 4 - Band 2				10.788893	9.366550
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.803320	9.397863
	Lincoln Corporate Variable 4 - Band 3				10.803320	9.397863
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.810540	9.413559
	Lincoln Corporate Variable 4 - Band 4				10.810540	9.413559
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.817767	9.429282
American Funds Bond Fund - Class 2
	Lincoln CVUL	18.048392	17.971658	18.371740	18.912159	18.646366
	Lincoln CVUL/0.35%	11.847731	11.838722	12.144700	12.545771	12.412820
	Lincoln CVUL LC	18.838612	18.814878	19.291511	19.918642	19.697707
	Lincoln CVUL LC/0.20%	11.935893	11.944720	12.271828	12.696125	12.580436
	Lincoln CVUL III Jumbo	10.202608	10.210154	10.489760	10.852442	10.753553
	Lincoln CVUL III Super Jumbo	10.177316	10.169577	10.432415	10.776939	10.662733
	Lincoln CVUL III Super Jumbo/0.15%	10.211053	10.223715	10.508945	10.877727	10.783998
	Lincoln CVUL III SC (Elite)	18.048392	17.971658	18.371740	18.912159	18.646366

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III LC (Elite)	18.838612	18.814878	19.291511	19.918642	19.697707
	Lincoln CVUL III LC (Elite)/0.20%	11.935893	11.944720	12.271828	12.696125	12.580436
	Lincoln Corporate Variable 4 - Band 1	10.118543	10.075523	10.299823	10.602801	10.453788
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.153766	10.146045	10.408275	10.752002	10.638060
	Lincoln Corporate Variable 4 - Band 2	10.168899	10.156087	10.413369	10.751889	10.632630
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.202608	10.210154	10.489760	10.852442	10.753553
	Lincoln Corporate Variable 4 - Band 3	10.202608	10.210154	10.489760	10.852442	10.753553
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.167544	10.185243	10.474635	10.847634	10.759542
	Lincoln Corporate Variable 4 - Band 4	10.219505	10.237294	10.528165	10.903071	10.814528
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.236422	10.264500	10.566693	10.953929	10.875848
American Funds Capital Income Builder® - Class 2
	Lincoln CVUL III Jumbo			9.994151	11.274914	10.455220
	Lincoln CVUL III Super Jumbo			9.984205	11.246818	10.413529
	Lincoln CVUL III Super Jumbo/0.15%			9.997469	11.284294	10.469154
	Lincoln CVUL III SC (Elite)			9.961035	11.181533	10.316894
	Lincoln CVUL III LC (Elite)			9.980892	11.237468	10.399669
	Lincoln CVUL III LC (Elite)/0.20%			9.994151	11.274914	10.455220
	Lincoln Corporate Variable 4 - Band 1			9.961035	11.181533	10.316894
	Lincoln Corporate Variable 4 - Band 1/0.35%			9.984205	11.246818	10.413529
	Lincoln Corporate Variable 4 - Band 2			9.980892	11.237468	10.399669
	Lincoln Corporate Variable 4 - Band 2/0.20%			9.994151	11.274914	10.455220
	Lincoln Corporate Variable 4 - Band 3			9.994151	11.274914	10.455220
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.000788	11.293683	10.483107
	Lincoln Corporate Variable 4 - Band 4			10.000788	11.293683	10.483107
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.007444	11.312503	10.511088
American Funds Global Growth Fund - Class 2
	Lincoln CVUL	20.129624	21.375830	21.358536	27.884146	25.185656
	Lincoln CVUL/0.35%	15.902206	16.945914	16.991552	22.260621	20.176894
	Lincoln CVUL LC	21.034140	22.403465	22.452576	29.400417	26.635033
	Lincoln CVUL LC/0.20%	16.016105	17.092916	17.164672	22.521145	20.443688
	Lincoln CVUL III Jumbo	25.958712	27.703989	27.820286	36.501989	33.134885
	Lincoln CVUL III Super Jumbo	25.547677	27.224445	27.297765	35.762784	32.415174
	Lincoln CVUL III Super Jumbo/0.15%	16.688433	17.819352	17.903101	23.501745	21.344518
	Lincoln CVUL III SC (Elite)	24.613714	26.137526	26.116379	34.095639	30.796031
	Lincoln CVUL III LC (Elite)	25.412347	27.066680	27.126014	35.520027	32.179036
	Lincoln CVUL III LC (Elite)/0.20%	16.662395	17.782657	17.857306	23.429922	21.268640
	Lincoln Corporate Variable 4 - Band 1	24.613214	26.136995	26.115849	34.094947	30.795406
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.122233	10.786585	10.815635	14.169556	12.843201
	Lincoln Corporate Variable 4 - Band 2	25.412100	27.066442	27.126760	35.521410	32.180289
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.939967	12.742726	12.796217	16.789450	15.240711
	Lincoln Corporate Variable 4 - Band 3	25.580982	27.300863	27.415468	35.970842	32.652734
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.135966	10.828260	10.884576	14.295416	12.989737
	Lincoln Corporate Variable 4 - Band 4	26.236448	28.028422	28.174236	37.003335	33.623617
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.216793	22.688596	22.829438	30.013577	27.299576
American Funds Global Small Capitalization Fund - Class 2
	Lincoln CVUL	24.166988	24.062255	24.395799	30.498579	27.091482
	Lincoln CVUL/0.35%	14.205900	14.193964	14.441163	18.116965	16.149535
	Lincoln CVUL LC	24.951147	24.917713	25.339003	31.772827	28.308254
	Lincoln CVUL LC/0.20%	14.307702	14.317149	14.588355	18.329086	16.363121
	Lincoln CVUL III Jumbo	38.954597	38.980337	39.718730	49.903327	44.550861
	Lincoln CVUL III Super Jumbo	35.673887	35.643914	36.264680	45.495363	40.554748
	Lincoln CVUL III Super Jumbo/0.15%	15.521571	15.539601	15.841880	19.913969	17.786962
	Lincoln CVUL III SC (Elite)	34.975542	34.823969	35.306688	44.138904	39.208002
	Lincoln CVUL III LC (Elite)	36.385400	36.336730	36.951085	46.333330	41.281051
	Lincoln CVUL III LC (Elite)/0.20%	15.497708	15.507963	15.801700	19.853642	17.724155
	Lincoln Corporate Variable 4 - Band 1	30.282286	30.151052	30.568996	38.216046	33.946805
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.739300	9.731117	9.900592	12.420653	11.071820

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2	31.344192	31.302194	31.831058	39.907609	35.556003
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.607407	11.615076	11.835097	14.869828	13.274937
	Lincoln Corporate Variable 4 - Band 3	26.277138	26.294486	26.792575	33.662674	30.052126
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.752513	9.768728	9.963732	12.531130	11.198281
	Lincoln Corporate Variable 4 - Band 4	28.721552	28.769320	29.343647	36.904782	32.979497
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.684855	18.734660	19.127755	24.080526	21.540804
American Funds Growth Fund - Class 2
	Lincoln CVUL	22.990743	24.396082	26.524372	33.791171	33.472537
	Lincoln CVUL/0.35%	17.639905	18.782852	20.491969	26.196317	26.047449
	Lincoln CVUL LC	24.062779	25.610404	27.928252	35.686471	35.456205
	Lincoln CVUL LC/0.20%	17.768238	18.948865	20.705168	26.509797	26.391486
	Lincoln CVUL III Jumbo	30.588193	32.620656	35.644146	45.636870	45.433201
	Lincoln CVUL III Super Jumbo	27.924725	29.735568	32.442971	41.476051	41.229044
	Lincoln CVUL III Super Jumbo/0.15%	17.151515	18.300313	20.006499	25.628057	25.526447
	Lincoln CVUL III SC (Elite)	22.990743	24.396082	26.524372	33.791171	33.472537
	Lincoln CVUL III LC (Elite)	24.062779	25.610404	27.928252	35.686471	35.456205
	Lincoln CVUL III LC (Elite)/0.20%	17.768238	18.948865	20.705168	26.509797	26.391486
	Lincoln Corporate Variable 4 - Band 1	24.571969	26.073977	28.348645	36.115235	35.774686
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.444892	11.122220	12.134888	15.513574	15.421072
	Lincoln Corporate Variable 4 - Band 2	25.434923	27.070770	29.520766	37.721391	37.477996
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.634685	13.474210	14.723086	18.850656	18.766529
	Lincoln Corporate Variable 4 - Band 3	23.809992	25.392070	27.745632	35.524033	35.365495
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.459061	11.165184	12.212244	15.651538	15.597281
	Lincoln Corporate Variable 4 - Band 4	25.672694	27.405937	29.976043	38.418098	38.284963
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.421098	20.753021	22.721921	29.150128	29.078151
American Funds Growth-Income Fund - Class 2
	Lincoln CVUL	24.467824	24.650599	27.298830	33.175853	32.355838
	Lincoln CVUL/0.35%	17.870367	18.067001	20.078070	24.486057	23.964587
	Lincoln CVUL LC	25.619719	25.888670	28.756008	35.051653	34.288018
	Lincoln CVUL LC/0.20%	17.998378	18.223742	20.282642	24.772643	24.281459
	Lincoln CVUL III Jumbo	28.207969	28.561173	31.787988	38.824946	38.055165
	Lincoln CVUL III Super Jumbo	25.625928	25.907899	28.791752	35.112761	34.364978
	Lincoln CVUL III Super Jumbo/0.15%	17.977208	18.211414	20.279055	24.780640	24.301466
	Lincoln CVUL III SC (Elite)	24.467824	24.650599	27.298830	33.175853	32.355838
	Lincoln CVUL III LC (Elite)	25.619719	25.888670	28.756008	35.051653	34.288018
	Lincoln CVUL III LC (Elite)/0.20%	17.998378	18.223742	20.282642	24.772643	24.281459
	Lincoln Corporate Variable 4 - Band 1	22.949530	23.120973	25.604876	31.117216	30.348085
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.443654	10.558570	11.733865	14.309952	14.005188
	Lincoln Corporate Variable 4 - Band 2	23.754531	24.003900	26.662462	32.499795	31.791755
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.005510	13.168360	14.656110	17.900558	17.545655
	Lincoln Corporate Variable 4 - Band 3	21.441664	21.710137	24.162928	29.511915	28.926783
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.457828	10.599373	11.808676	14.437196	14.165115
	Lincoln Corporate Variable 4 - Band 4	23.698200	24.018948	26.759323	32.715747	32.099178
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.218565	19.498176	21.744488	26.611228	26.135844
American Funds High-Income Bond Fund - Class 2
	Lincoln CVUL	23.516789	21.648525	25.301305	26.855510	26.043978
	Lincoln CVUL/0.35%	13.411172	12.389042	14.530190	15.476804	15.061744
	Lincoln CVUL LC	24.634239	22.744318	26.661801	28.384576	27.609545
	Lincoln CVUL LC/0.20%	13.507227	12.496515	14.678222	15.657941	15.260891
	Lincoln CVUL III Jumbo	25.135570	23.254737	27.314670	29.137827	28.398971
	Lincoln CVUL III Super Jumbo	20.718681	19.139610	22.447431	23.909838	23.268620
	Lincoln CVUL III Super Jumbo/0.15%	12.398598	11.476580	13.486958	14.394358	14.036372
	Lincoln CVUL III SC (Elite)	23.516789	21.648525	25.301305	26.855510	26.043978
	Lincoln CVUL III LC (Elite)	24.634239	22.744318	26.661801	28.384576	27.609545
	Lincoln CVUL III LC (Elite)/0.20%	13.507227	12.496515	14.678222	15.657941	15.260891
	Lincoln Corporate Variable 4 - Band 1	19.249253	17.720019	20.709938	21.982105	21.317839
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.667714	8.930895	10.474389	11.156775	10.857583

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2	19.923497	18.395848	21.564281	22.957928	22.331069
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.210652	9.446612	11.095852	11.836460	11.536320
	Lincoln Corporate Variable 4 - Band 3	18.219701	16.856361	19.799233	21.120761	20.585196
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.680818	8.965391	10.541143	11.255977	10.981531
	Lincoln Corporate Variable 4 - Band 4	19.924569	18.452112	21.695245	23.166471	22.601616
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.076455	15.830307	18.631243	19.914592	19.448466
American Funds International Fund - Class 2
	Lincoln CVUL	20.932687	19.845837	20.403492	26.774180	23.095735
	Lincoln CVUL/0.35%	12.734557	12.115726	12.499828	16.460158	14.248560
	Lincoln CVUL LC	21.611785	20.551282	21.192220	27.892633	24.132880
	Lincoln CVUL LC/0.20%	12.825804	12.220868	12.627223	16.652849	14.437019
	Lincoln CVUL III Jumbo	29.355690	27.971116	28.901181	38.115027	33.043437
	Lincoln CVUL III Super Jumbo	27.785838	26.435595	27.273676	35.914816	31.089276
	Lincoln CVUL III Super Jumbo/0.15%	14.301701	13.633975	14.094360	18.597001	16.130552
	Lincoln CVUL III SC (Elite)	24.227651	22.969724	23.615158	30.988641	26.731180
	Lincoln CVUL III LC (Elite)	25.212716	23.975598	24.721413	32.535601	28.150005
	Lincoln CVUL III LC (Elite)/0.20%	14.279486	13.605986	14.058399	18.540287	16.073316
	Lincoln Corporate Variable 4 - Band 1	24.687321	23.405572	24.063254	31.576648	27.238402
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.392093	8.935672	9.218951	12.139711	10.508870
	Lincoln Corporate Variable 4 - Band 2	25.555073	24.301071	25.058953	32.981922	28.536164
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.914309	10.399532	10.745326	14.170991	12.285397
	Lincoln Corporate Variable 4 - Band 3	21.372892	20.364830	21.042098	27.750428	24.057952
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.404847	8.970231	9.277771	12.247800	10.628739
	Lincoln Corporate Variable 4 - Band 4	24.648461	23.509420	24.315426	32.099350	27.856066
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.593483	15.842519	16.402057	21.674372	18.828028
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	Lincoln CVUL	17.992879	18.151335	18.238655	18.399498	18.405306
	Lincoln CVUL/0.35%	11.471439	11.613035	11.709812	11.854493	11.899810
	Lincoln CVUL LC	18.791010	19.013445	19.162311	19.389375	19.453766
	Lincoln CVUL LC/0.20%	11.553607	11.713771	11.829118	11.993254	12.057172
	Lincoln CVUL III Jumbo	15.363289	15.576268	15.729648	15.947898	16.032891
	Lincoln CVUL III Super Jumbo	14.666257	14.847288	14.971018	15.155992	15.213929
	Lincoln CVUL III Super Jumbo/0.15%	10.393880	10.543239	10.652383	10.805587	10.868607
	Lincoln CVUL III SC (Elite)	17.992879	18.151335	18.238655	18.399498	18.405306
	Lincoln CVUL III LC (Elite)	18.791010	19.013445	19.162311	19.389375	19.453766
	Lincoln CVUL III LC (Elite)/0.20%	11.553607	11.713771	11.829118	11.993254	12.057172
	Lincoln Corporate Variable 4 - Band 1	14.046792	14.167809	14.235965	14.361510	14.366043
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.152907	10.278167	10.361014	10.487252	10.523724
	Lincoln Corporate Variable 4 - Band 2	14.543343	14.715497	14.830680	15.006510	15.056346
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.144262	10.284892	10.386168	10.530276	10.586396
	Lincoln Corporate Variable 4 - Band 3	14.731450	14.935670	15.082742	15.292016	15.373514
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.166683	10.317936	10.431356	10.586672	10.653741
	Lincoln Corporate Variable 4 - Band 4	15.193617	15.419652	15.587065	15.819139	15.919362
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.405409	14.634345	14.808035	15.043550	15.153999
BlackRock Equity Dividend V.I. Fund - Class I
	Lincoln CVUL III Jumbo	12.244076	12.144628	14.107415	16.435907	15.227947
	Lincoln CVUL III Super Jumbo	12.213731	12.096365	14.030303	16.321580	15.099346
	Lincoln CVUL III Super Jumbo/0.15%	12.254208	12.160758	14.133213	16.474193	15.271057
	Lincoln CVUL III SC (Elite)	12.143216	11.984495	13.852007	16.057897	14.803480
	Lincoln CVUL III LC (Elite)	12.203632	12.080320	14.004693	16.283648	15.056720
	Lincoln CVUL III LC (Elite)/0.20%	12.244076	12.144628	14.107415	16.435907	15.227947
	Lincoln Corporate Variable 4 - Band 1	12.143216	11.984495	13.852007	16.057897	14.803480
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.491733	10.390914	12.052189	14.020421	12.970508
	Lincoln Corporate Variable 4 - Band 2	12.203632	12.080320	14.004693	16.283648	15.056720
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.244076	12.144628	14.107415	16.435907	15.227947
	Lincoln Corporate Variable 4 - Band 3	12.244076	12.144628	14.107415	16.435907	15.227947
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.505970	10.431068	12.129029	14.145109	13.118631

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 4	12.264348	12.176910	14.159059	16.512568	15.314289
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.284706	12.209329	14.210952	16.589664	15.401189
BlackRock Global Allocation V.I. Fund - Class I
	Lincoln CVUL III Jumbo	15.891733	15.747316	16.362451	18.592779	17.194255
	Lincoln CVUL III Super Jumbo	15.758318	15.591701	16.176481	18.353921	16.947912
	Lincoln CVUL III Super Jumbo/0.15%	13.059647	12.947440	13.459930	15.302268	14.158332
	Lincoln CVUL III SC (Elite)	15.451351	15.234547	15.750721	17.808441	16.386740
	Lincoln CVUL III LC (Elite)	15.714059	15.540135	16.114923	18.274942	16.866544
	Lincoln CVUL III LC (Elite)/0.20%	13.039547	12.918616	13.421435	15.247292	14.079816
	Lincoln Corporate Variable 4 - Band 1	15.451470	15.234665	15.750843	17.808579	16.386867
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.915684	9.810842	10.178806	11.548927	10.664217
	Lincoln Corporate Variable 4 - Band 2	15.715351	15.541384	16.116217	18.276405	16.867895
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.894260	10.795235	11.216930	12.745880	11.787159
	Lincoln Corporate Variable 4 - Band 3	15.891733	15.747316	16.362451	18.592779	17.194255
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.929145	9.848760	10.243716	11.651654	10.786017
	Lincoln Corporate Variable 4 - Band 4	15.981303	15.851920	16.487616	18.753741	17.360468
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.071477	15.957318	16.613842	18.916215	17.528399
BlackRock High Yield V.I. Fund - Class I
	Lincoln CVUL III Jumbo					9.660387
	Lincoln CVUL III Super Jumbo					9.647253
	Lincoln CVUL III Super Jumbo/0.15%					9.664769
	Lincoln CVUL III SC (Elite)					9.616677
	Lincoln CVUL III LC (Elite)					9.642879
	Lincoln CVUL III LC (Elite)/0.20%					9.660387
	Lincoln Corporate Variable 4 - Band 1					9.616677
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.647253
	Lincoln Corporate Variable 4 - Band 2					9.642879
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.660387
	Lincoln Corporate Variable 4 - Band 3					9.660387
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.669153
	Lincoln Corporate Variable 4 - Band 4					9.669153
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.677927
ClearBridge Variable Aggressive Growth Portfolio - Class I
	Lincoln CVUL III Jumbo			10.637101	12.345121	11.292395
	Lincoln CVUL III Super Jumbo			10.626517	12.314364	11.247367
	Lincoln CVUL III Super Jumbo/0.15%			10.640631	12.355391	11.307444
	Lincoln CVUL III SC (Elite)			10.601863	12.242894	11.142996
	Lincoln CVUL III LC (Elite)			10.622992	12.304129	11.232397
	Lincoln CVUL III LC (Elite)/0.20%			10.637101	12.345171	11.292456
	Lincoln Corporate Variable 4 - Band 1			10.601863	12.242894	11.142996
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.626517	12.314364	11.247367
	Lincoln Corporate Variable 4 - Band 2			10.622992	12.304129	11.232397
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.637101	12.345121	11.292395
	Lincoln Corporate Variable 4 - Band 3			10.637101	12.345121	11.292395
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.644162	12.365669	11.322513
	Lincoln Corporate Variable 4 - Band 4			10.644162	12.365669	11.322513
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.651216	12.386246	11.352700
ClearBridge Variable Mid Cap Portfolio - Class I
	Lincoln CVUL III Jumbo	11.312113	11.549777	12.603347	14.187855	12.386843
	Lincoln CVUL III Super Jumbo	11.292838	11.512811	12.544184	14.100098	12.291757
	Lincoln CVUL III Super Jumbo/0.15%	11.318546	11.562125	12.623130	14.217229	12.418701
	Lincoln CVUL III SC (Elite)	11.247990	11.427016	12.407212	13.897432	12.072718
	Lincoln CVUL III LC (Elite)	11.286421	11.500515	12.524524	14.070966	12.260225
	Lincoln CVUL III LC (Elite)/0.20%	11.312113	11.549777	12.603347	14.187855	12.386843
	Lincoln Corporate Variable 4 - Band 1	11.247990	11.427016	12.407212	13.897432	12.072718
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.340257	10.541674	11.486048	12.910716	11.254914

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2	11.286421	11.500515	12.524524	14.070966	12.260225
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.312113	11.549777	12.603347	14.187843	12.386834
	Lincoln Corporate Variable 4 - Band 3	11.312113	11.549777	12.603347	14.187855	12.386843
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.354292	10.582411	11.559289	13.025549	11.383468
	Lincoln Corporate Variable 4 - Band 4	11.324982	11.574487	12.642944	14.246663	12.450641
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.337869	11.599255	12.682673	14.305732	12.514781
ClearBridge Variable Small Cap Growth Portfolio - Class I
	Lincoln CVUL III Jumbo	11.002428	10.500048	11.087140	13.749909	14.193959
	Lincoln CVUL III Super Jumbo	10.983680	10.466435	11.035085	13.664853	14.085008
	Lincoln CVUL III Super Jumbo/0.15%	11.008685	10.511276	11.104546	13.778378	14.230463
	Lincoln CVUL III SC (Elite)	10.940056	10.388421	10.914570	13.468427	13.834025
	Lincoln CVUL III LC (Elite)	10.977437	10.455254	11.017788	13.636618	14.048876
	Lincoln CVUL III LC (Elite)/0.20%	11.002428	10.500048	11.087140	13.749909	14.193959
	Lincoln Corporate Variable 4 - Band 1	10.940056	10.388421	10.914570	13.468427	13.834025
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.807235	10.298300	10.857815	13.445337	13.858743
	Lincoln Corporate Variable 4 - Band 2	10.977437	10.455251	11.017792	13.636623	14.048882
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.002428	10.500048	11.087126	13.749857	14.193910
	Lincoln Corporate Variable 4 - Band 3	11.002428	10.500048	11.087140	13.749909	14.193959
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.821902	10.338104	10.927061	13.564933	14.017023
	Lincoln Corporate Variable 4 - Band 4	11.014945	10.522515	11.121977	13.806910	14.267076
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.027473	10.545027	11.156922	13.864132	14.340527
Delaware VIP® Diversified Income Series - Standard Class
	Lincoln CVUL	18.440480	18.113689	18.620970	19.456743	18.910470
	Lincoln CVUL/0.35%	12.246557	12.071712	12.453286	13.057845	12.735730
	Lincoln CVUL LC	19.045059	18.763767	19.347195	20.276289	19.766222
	Lincoln CVUL LC/0.20%	12.334271	12.176425	12.580161	13.210677	12.904138
	Lincoln CVUL III Jumbo	19.454533	19.205568	19.842370	20.836866	20.353366
	Lincoln CVUL III Super Jumbo	19.146520	18.873163	19.469724	20.414904	19.911304
	Lincoln CVUL III Super Jumbo/0.15%	11.206915	11.069031	11.441766	12.021233	11.748165
	Lincoln CVUL III SC (Elite)	18.440480	18.113689	18.620970	19.456743	18.910470
	Lincoln CVUL III LC (Elite)	19.045059	18.763767	19.347195	20.276289	19.766222
	Lincoln CVUL III LC (Elite)/0.20%	12.334271	12.176425	12.580161	13.210677	12.904138
	Lincoln Corporate Variable 4 - Band 1	18.446446	18.119550	18.626995	19.463038	18.916589
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.064608	9.920909	10.234509	10.731357	10.466632
	Lincoln Corporate Variable 4 - Band 2	19.044914	18.763625	19.344874	20.272728	19.762750
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.187206	10.056839	10.390294	10.911053	10.657871
	Lincoln Corporate Variable 4 - Band 3	18.953217	18.710667	19.331059	20.299929	19.828888
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.078253	9.959234	10.299747	10.826787	10.586144
	Lincoln Corporate Variable 4 - Band 4	19.662665	19.430459	20.094797	21.123052	20.653554
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.866134	17.672809	18.295334	19.250747	18.841700
Delaware VIP® Emerging Markets Series - Standard Class
	Lincoln CVUL	27.789226	23.592297	26.692133	37.254869	31.147471
	Lincoln CVUL/0.35%	10.730997	9.142318	10.379780	14.538018	12.197391
	Lincoln CVUL LC	28.690894	24.433014	27.728157	38.816769	32.552122
	Lincoln CVUL LC/0.20%	10.807884	9.221665	10.485573	14.708205	12.358728
	Lincoln CVUL III Jumbo	29.307816	25.006457	28.433799	39.884322	33.513227
	Lincoln CVUL III Super Jumbo	28.843714	24.573523	27.899682	39.076558	32.785216
	Lincoln CVUL III Super Jumbo/0.15%	11.721792	10.006455	11.383608	15.975851	13.430601
	Lincoln CVUL III SC (Elite)	27.789226	23.592297	26.692133	37.254869	31.147471
	Lincoln CVUL III LC (Elite)	28.690894	24.433014	27.728157	38.816769	32.552122
	Lincoln CVUL III LC (Elite)/0.20%	10.807884	9.221665	10.485573	14.708205	12.358728
	Lincoln Corporate Variable 4 - Band 1	27.788727	23.591873	26.691654	37.254200	31.146911
	Lincoln Corporate Variable 4 - Band 1/0.35%	8.773229	7.474389	8.486088	11.885695	9.972093
	Lincoln Corporate Variable 4 - Band 2	28.690891	24.431088	27.724113	38.811284	32.546344
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.705955	8.281461	9.416504	13.208608	11.098673
	Lincoln Corporate Variable 4 - Band 3	26.954102	22.998183	26.150274	36.681203	30.821772
	Lincoln Corporate Variable 4 - Band 3/0.10%	8.785150	7.503311	8.540231	11.991412	10.086002

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 4	29.622432	25.300224	28.796594	40.433579	34.008787
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.671585	15.108251	17.213324	24.193521	20.369614
Delaware VIP® High Yield Series - Standard Class
	Lincoln CVUL	21.406456	19.854897	22.311582	23.814408	22.591060
	Lincoln CVUL/0.35%	14.221894	13.237354	14.927371	15.988671	15.220519
	Lincoln CVUL LC	23.840697	22.180109	24.999352	26.763364	25.464821
	Lincoln CVUL LC/0.20%	14.323755	13.352188	15.079458	16.175809	15.421786
	Lincoln CVUL III Jumbo	30.697351	28.615178	32.316903	34.666504	33.050548
	Lincoln CVUL III Super Jumbo	25.223216	23.477087	26.474413	28.356680	26.994326
	Lincoln CVUL III Super Jumbo/0.15%	13.141831	12.256563	13.849020	14.863341	14.177584
	Lincoln CVUL III SC (Elite)	21.406456	19.854897	22.311582	23.814408	22.591060
	Lincoln CVUL III LC (Elite)	23.840697	22.180109	24.999352	26.763364	25.464821
	Lincoln CVUL III LC (Elite)/0.20%	14.323755	13.352188	15.079458	16.175809	15.421786
	Lincoln Corporate Variable 4 - Band 1	23.410303	21.713503	24.400157	26.043662	24.705798
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.479464	8.823229	9.949693	10.657092	10.145088
	Lincoln Corporate Variable 4 - Band 2	24.231779	22.543005	25.408258	27.201350	25.881555
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.202137	9.510135	10.740387	11.521181	10.984018
	Lincoln Corporate Variable 4 - Band 3	21.934612	20.446806	23.091852	24.770745	23.616073
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.492334	8.857337	10.013145	10.751909	10.260973
	Lincoln Corporate Variable 4 - Band 4	24.480114	22.842491	25.823254	27.728443	26.462362
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.814230	18.507247	20.943213	22.510852	21.504499
Delaware VIP® International Value Equity Series - Standard Class
	Lincoln CVUL	18.179033	18.140184	18.767511	22.832770	18.673218
	Lincoln CVUL/0.35%	11.796775	11.812860	12.264208	14.973050	12.288319
	Lincoln CVUL LC	19.671657	19.688627	20.430680	24.930823	20.450383
	Lincoln CVUL LC/0.20%	11.886862	11.920947	12.395000	15.155438	12.456695
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	Lincoln CVUL	12.927387	12.938296	13.116546	13.307956	13.246820
	Lincoln CVUL/0.35%	10.722822	10.769497	10.956145	11.154998	11.142683
	Lincoln CVUL LC	13.301526	13.353413	13.578053	13.817584	13.795430
	Lincoln CVUL LC/0.20%	10.799592	10.862818	11.067658	11.285058	11.290539
	Lincoln CVUL III Jumbo	13.564812	13.644307	13.901614	14.175172	14.180779
	Lincoln CVUL III Super Jumbo	13.370355	13.428553	13.661286	13.909238	13.893884
	Lincoln CVUL III Super Jumbo/0.15%	10.331801	10.397546	10.598923	10.812895	10.822583
	Lincoln CVUL III SC (Elite)	12.927387	12.938296	13.116546	13.307956	13.246820
	Lincoln CVUL III LC (Elite)	13.301526	13.353413	13.578053	13.817584	13.795430
	Lincoln CVUL III LC (Elite)/0.20%	10.799592	10.862818	11.067658	11.285058	11.290539
	Lincoln Corporate Variable 4 - Band 1	12.927387	12.938296	13.116546	13.307956	13.246820
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.034783	10.078463	10.253134	10.439228	10.427706
	Lincoln Corporate Variable 4 - Band 2	13.300388	13.351353	13.575207	13.814904	13.792756
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.046646	10.106157	10.296742	10.499187	10.504280
	Lincoln Corporate Variable 4 - Band 3	13.558617	13.638076	13.895265	14.168700	14.174304
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.048401	10.117400	10.318522	10.532096	10.546806
	Lincoln Corporate Variable 4 - Band 4	13.696018	13.790064	14.064176	14.355279	14.375326
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.688651	13.796357	14.084619	14.390314	14.426042
Delaware VIP® REIT Series - Standard Class
	Lincoln CVUL	46.539126	47.946079	50.406005	50.822820	46.824150
	Lincoln CVUL/0.35%	19.537685	20.198913	21.309606	21.561132	19.934424
	Lincoln CVUL LC	54.421486	56.235188	59.297812	59.967746	55.415667
	Lincoln CVUL LC/0.20%	19.677492	20.373989	21.526535	21.813317	20.197874
	Lincoln CVUL III Jumbo	37.809069	39.147346	41.361891	41.912910	38.808939
	Lincoln CVUL III Super Jumbo	33.110749	34.231341	36.113645	36.539910	33.783107
	Lincoln CVUL III Super Jumbo/0.15%	16.682057	17.281168	18.267876	18.520494	17.157492
	Lincoln CVUL III SC (Elite)	46.539126	47.946079	50.406005	50.822820	46.824150
	Lincoln CVUL III LC (Elite)	54.421486	56.235188	59.297812	59.967746	55.415667
	Lincoln CVUL III LC (Elite)/0.20%	19.677492	20.373989	21.526535	21.813317	20.197874
	Lincoln Corporate Variable 4 - Band 1	29.972270	30.878380	32.462629	32.731068	30.155832

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1/0.35%	11.243196	11.623703	12.262883	12.407622	11.471461
	Lincoln Corporate Variable 4 - Band 2	31.023110	32.057000	33.802857	34.184697	31.589776
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.475890	11.882088	12.554253	12.721498	11.779373
	Lincoln Corporate Variable 4 - Band 3	25.068624	25.955946	27.424260	27.789603	25.731571
	Lincoln Corporate Variable 4 - Band 3/0.10%	11.258435	11.668594	12.340999	12.517914	11.602469
	Lincoln Corporate Variable 4 - Band 4	30.685217	31.803130	33.635797	34.117985	31.622909
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.968627	20.716821	21.932529	22.269194	20.661297
Delaware VIP® Small Cap Value Series - Standard Class
	Lincoln CVUL	41.891005	39.011196	50.905399	56.641681	46.843652
	Lincoln CVUL/0.35%	18.813505	17.581632	23.022505	25.706590	21.334399
	Lincoln CVUL LC	47.983944	44.819616	58.660336	65.466536	54.304769
	Lincoln CVUL LC/0.20%	18.948286	17.734189	23.257101	26.007506	21.616566
	Lincoln CVUL III Jumbo	39.248690	36.733853	48.173786	53.870863	44.775647
	Lincoln CVUL III Super Jumbo	35.019004	32.726026	42.853535	47.849627	39.711336
	Lincoln CVUL III Super Jumbo/0.15%	16.998507	15.917299	20.884815	23.366350	19.431044
	Lincoln CVUL III SC (Elite)	41.891005	39.011196	50.905399	56.641681	46.843652
	Lincoln CVUL III LC (Elite)	47.983944	44.819616	58.660336	65.466536	54.304769
	Lincoln CVUL III LC (Elite)/0.20%	18.948286	17.734189	23.257101	26.007506	21.616566
	Lincoln Corporate Variable 4 - Band 1	30.624398	28.526792	37.224385	41.419019	34.254247
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.091401	9.430636	12.349074	13.788772	11.443505
	Lincoln Corporate Variable 4 - Band 2	31.697460	29.607151	38.750216	43.224024	35.854511
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.565186	11.760079	15.422491	17.246370	14.334601
	Lincoln Corporate Variable 4 - Band 3	27.297540	25.548466	33.504879	37.467198	31.141472
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.105095	9.467084	12.427806	13.911431	11.574290
	Lincoln Corporate Variable 4 - Band 4	30.902053	28.950977	38.005061	42.542074	35.394946
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.469575	20.134178	26.457332	29.645416	24.689642
Delaware VIP® Smid Cap Core Series - Standard Class
	Lincoln CVUL	27.243823	29.093365	31.286683	36.861500	32.168708
	Lincoln CVUL/0.35%	22.131308	23.716625	25.594095	30.259894	26.500019
	Lincoln CVUL LC	28.453756	30.476736	32.872763	38.846512	34.002944
	Lincoln CVUL LC/0.20%	22.288968	23.921448	25.853739	30.613119	26.849908
	Lincoln CVUL III Jumbo	37.569388	40.321027	43.578018	51.600214	45.256943
	Lincoln CVUL III Super Jumbo	33.398897	35.791355	38.624505	45.666298	39.992412
	Lincoln CVUL III Super Jumbo/0.15%	16.420360	17.631826	19.065588	22.586623	19.819939
	Lincoln CVUL III SC (Elite)	27.243823	29.093365	31.286683	36.861500	32.168708
	Lincoln CVUL III LC (Elite)	28.453756	30.476736	32.872763	38.846512	34.002944
	Lincoln CVUL III LC (Elite)/0.20%	22.288968	23.921448	25.853739	30.613119	26.849908
	Lincoln Corporate Variable 4 - Band 1	29.441448	31.440183	33.810425	39.834935	34.763599
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.838818	11.615234	12.534665	14.819912	12.978587
	Lincoln Corporate Variable 4 - Band 2	30.472632	32.639174	35.205095	41.602728	36.415501
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.832163	13.772011	14.884466	17.624519	15.457908
	Lincoln Corporate Variable 4 - Band 3	28.625632	30.722218	33.203850	39.316285	34.483091
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.853518	11.660099	12.614565	14.951694	13.126793
	Lincoln Corporate Variable 4 - Band 4	29.681462	31.887251	34.497451	40.888869	35.898203
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	24.793106	26.662263	28.873605	34.257309	30.106216
Delaware VIP® U.S. Growth Series - Standard Class
	Lincoln CVUL III Jumbo	27.959285	29.406925	27.832618	35.631809	34.493389
	Lincoln CVUL III Super Jumbo	26.323914	27.645374	26.126147	33.397066	32.281563
	Lincoln CVUL III Super Jumbo/0.15%	18.580365	19.552171	18.514696	23.714685	22.968498
	Lincoln CVUL III SC (Elite)	20.652188	21.613135	20.354031	25.927738	24.974114
	Lincoln CVUL III LC (Elite)	21.489858	22.557523	21.307030	27.223247	26.300797
	Lincoln CVUL III LC (Elite)/0.20%	18.551494	19.512028	18.467442	23.642336	22.886998
	Lincoln Corporate Variable 4 - Band 1	24.464988	25.603345	24.111786	30.714508	29.584827
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.900656	11.447869	10.818762	13.829628	13.367701
	Lincoln Corporate Variable 4 - Band 2	25.362913	26.622811	25.159616	32.158834	31.069144
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.503601	14.202598	13.442250	17.208999	16.659174
	Lincoln Corporate Variable 4 - Band 3	25.722115	27.053909	25.605571	32.780705	31.733376

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.915445	11.492101	10.887748	13.952613	13.520360
	Lincoln Corporate Variable 4 - Band 4	25.834825	27.199625	25.769211	33.023187	32.000500
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.256832	22.402208	21.245352	27.253080	26.435200
Delaware VIP® Value Series - Standard Class
	Lincoln CVUL III Jumbo	32.038594	31.842525	36.433313	41.377729	40.167253
	Lincoln CVUL III Super Jumbo	29.173998	28.951989	33.076418	37.508990	36.357102
	Lincoln CVUL III Super Jumbo/0.15%	18.656033	18.551138	21.236295	24.130358	23.436159
	Lincoln CVUL III SC (Elite)	25.862815	25.576308	29.117807	32.904579	31.782629
	Lincoln CVUL III LC (Elite)	26.901833	26.684537	30.470605	34.535672	33.458574
	Lincoln CVUL III LC (Elite)/0.20%	18.627017	18.513019	21.182069	24.056688	23.352948
	Lincoln Corporate Variable 4 - Band 1	26.424130	26.131405	29.749767	33.618725	32.472425
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.581776	10.501251	11.997233	13.604983	13.187178
	Lincoln Corporate Variable 4 - Band 2	27.351226	27.129516	30.978842	35.112766	34.017448
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.105795	13.025589	14.903510	16.926085	16.430926
	Lincoln Corporate Variable 4 - Band 3	24.334605	24.185681	27.672469	31.427938	30.508536
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.596136	10.541835	12.073731	13.725986	13.337777
	Lincoln Corporate Variable 4 - Band 4	27.726618	27.584505	31.592980	35.916381	34.900596
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.172187	21.084754	24.172849	27.508312	26.757048
DWS Alternative Asset Allocation VIP Portfolio - Class A
	Lincoln CVUL III Jumbo	14.386230	13.453788	14.138404	15.155961	13.743541
	Lincoln CVUL III Super Jumbo	14.265456	13.320836	13.977712	14.961252	13.546632
	Lincoln CVUL III Super Jumbo/0.15%	11.531006	10.789020	11.343703	12.166202	11.037926
	Lincoln CVUL III SC (Elite)	13.987573	13.015696	13.609826	14.516596	13.098073
	Lincoln CVUL III LC (Elite)	14.225423	13.276811	13.924555	14.896906	13.481624
	Lincoln CVUL III LC (Elite)/0.20%	11.513093	10.766874	11.314762	12.129098	10.998759
	Lincoln Corporate Variable 4 - Band 1	13.987573	13.015696	13.609826	14.516596	13.098073
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.839251	9.187723	9.640787	10.319159	9.343460
	Lincoln Corporate Variable 4 - Band 2	14.225423	13.276811	13.924555	14.896906	13.481624
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.081195	9.427783	9.907530	10.620586	9.630828
	Lincoln Corporate Variable 4 - Band 3	14.386230	13.453788	14.138404	15.155961	13.743541
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.852607	9.223235	9.702266	10.410951	9.450180
	Lincoln Corporate Variable 4 - Band 4	14.467313	13.543159	14.246555	15.287171	13.876400
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.548978	13.633239	14.355654	15.419645	14.010665
DWS Equity 500 Index VIP Portfolio - Class A
	Lincoln CVUL	18.362724	18.440821	20.439056	24.667243	23.355900
	Lincoln CVUL/0.35%	18.821670	18.968091	21.100630	25.561507	24.292008
	Lincoln CVUL LC	18.224546	18.357830	20.405297	24.701067	23.458226
	Lincoln CVUL LC/0.20%	18.954832	19.130883	21.310123	25.847321	24.595970
	Lincoln CVUL III Jumbo	27.666967	27.923935	31.104813	37.727424	35.900918
	Lincoln CVUL III Super Jumbo	25.747359	25.947540	28.859982	34.952213	33.210191
	Lincoln CVUL III Super Jumbo/0.15%	18.206199	18.384488	20.488943	24.863719	23.671824
	Lincoln CVUL III SC (Elite)	18.362724	18.440821	20.439056	24.667243	23.355900
	Lincoln CVUL III LC (Elite)	18.224546	18.357830	20.405297	24.701067	23.458226
	Lincoln CVUL III LC (Elite)/0.20%	18.954832	19.130883	21.310123	25.847321	24.595970
	Lincoln Corporate Variable 4 - Band 1	23.250253	23.349137	25.879234	31.232820	29.572442
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.710461	10.793732	12.005258	14.539522	13.814871
	Lincoln Corporate Variable 4 - Band 2	24.067801	24.242799	26.950382	32.623148	30.981705
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.076332	13.197784	14.701174	17.831241	16.967974
	Lincoln Corporate Variable 4 - Band 3	22.214407	22.420732	24.974782	30.292231	28.825687
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.724992	10.835436	12.081794	14.668811	13.972619
	Lincoln Corporate Variable 4 - Band 4	24.379482	24.630540	27.463697	33.344375	31.761830
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.887771	20.112680	22.448590	27.282648	26.013806
DWS Small Cap Index VIP Portfolio - Class A
	Lincoln CVUL	28.596895	27.092320	32.560356	36.966168	32.585999
	Lincoln CVUL/0.35%	18.352006	17.447443	21.042324	23.973345	21.206866
	Lincoln CVUL LC	30.419280	28.912930	34.850994	39.667317	35.072229

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL LC/0.20%	18.483456	17.598810	21.256715	24.253943	21.487316
	Lincoln CVUL III Jumbo	34.560718	32.906585	39.746209	45.350482	40.177389
	Lincoln CVUL III Super Jumbo	30.906798	29.383414	35.437590	40.373752	35.714696
	Lincoln CVUL III Super Jumbo/0.15%	17.768538	16.926573	20.454973	23.350823	20.697568
	Lincoln CVUL III SC (Elite)	28.596895	27.092320	32.560356	36.966168	32.585999
	Lincoln CVUL III LC (Elite)	30.419280	28.912930	34.850994	39.667317	35.072229
	Lincoln CVUL III LC (Elite)/0.20%	18.483456	17.598810	21.256715	24.253943	21.487316
	Lincoln Corporate Variable 4 - Band 1	26.620826	25.220268	30.310468	34.411843	30.334339
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.370208	9.859067	11.890344	13.546592	11.983415
	Lincoln Corporate Variable 4 - Band 2	27.553812	26.182650	31.561280	35.938205	31.775099
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.753667	12.143256	14.667229	16.735339	14.826383
	Lincoln Corporate Variable 4 - Band 3	24.094837	22.941616	27.710023	31.617177	28.010631
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.384286	9.897175	11.966247	13.667165	12.120281
	Lincoln Corporate Variable 4 - Band 4	25.865696	24.652380	29.806139	34.042836	30.189786
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.848739	18.936603	22.918329	26.202208	23.259846
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	Lincoln CVUL III Jumbo					9.879488
	Lincoln CVUL III Super Jumbo					9.865977
	Lincoln CVUL III Super Jumbo/0.15%					9.883996
	Lincoln CVUL III SC (Elite)					9.834521
	Lincoln CVUL III LC (Elite)					9.861477
	Lincoln CVUL III LC (Elite)/0.20%					9.879488
	Lincoln Corporate Variable 4 - Band 1					9.834521
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.865977
	Lincoln Corporate Variable 4 - Band 2					9.861477
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.879488
	Lincoln Corporate Variable 4 - Band 3					9.879488
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.888506
	Lincoln Corporate Variable 4 - Band 4					9.888506
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.897755
Fidelity® VIP Asset Manager Portfolio - Service Class
	Lincoln CVUL	18.489053	18.364753	18.785470	21.254928	19.958773
	Lincoln CVUL/0.35%	14.425253	14.378523	14.759480	16.758219	15.791474
	Lincoln CVUL LC	18.603766	18.534228	19.015782	21.580125	20.325045
	Lincoln CVUL LC/0.20%	14.528586	14.503266	14.909871	16.954385	16.000297
	Lincoln CVUL III Jumbo	21.710964	21.673124	22.280743	25.335972	23.910245
	Lincoln CVUL III Super Jumbo	20.101021	20.035904	20.566753	23.351917	22.004795
	Lincoln CVUL III Super Jumbo/0.15%	13.867362	13.850118	14.245533	16.207038	15.302674
	Lincoln CVUL III SC (Elite)	18.489053	18.364753	18.785470	21.254928	19.958773
	Lincoln CVUL III LC (Elite)	18.603766	18.534228	19.015782	21.580125	20.325045
	Lincoln CVUL III LC (Elite)/0.20%	14.528586	14.503266	14.909871	16.954385	16.000297
	Lincoln Corporate Variable 4 - Band 1	18.467529	18.343373	18.763600	21.230183	19.935537
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.999361	9.966969	10.231042	11.616537	10.946404
	Lincoln Corporate Variable 4 - Band 2	19.115081	19.043714	19.538505	22.173339	20.883759
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.410405	11.390520	11.709861	13.315573	12.566262
	Lincoln Corporate Variable 4 - Band 3	18.792438	18.759685	19.285624	21.930149	20.696078
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.012935	10.005487	10.296286	11.719864	11.071424
	Lincoln Corporate Variable 4 - Band 4	19.745504	19.730817	20.304265	23.111541	21.832824
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.726115	17.730652	18.264207	20.810369	19.678634
Fidelity® VIP Contrafund® Portfolio - Service Class
	Lincoln CVUL	26.588895	26.550699	28.451510	34.401581	31.945562
	Lincoln CVUL/0.35%	18.143971	18.181075	19.550581	23.721974	22.103119
	Lincoln CVUL LC	27.088327	27.130711	29.160379	35.364548	32.938509
	Lincoln CVUL LC/0.20%	18.274469	18.339717	19.751178	24.001360	22.399623
	Lincoln CVUL III Jumbo	33.315829	33.434781	36.007989	43.756414	40.836326
	Lincoln CVUL III Super Jumbo	31.325437	31.390147	33.755336	40.957587	38.166951
	Lincoln CVUL III Super Jumbo/0.15%	17.735318	17.807545	19.187638	23.328207	21.782292

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III SC (Elite)	26.588895	26.550699	28.451510	34.401581	31.945562
	Lincoln CVUL III LC (Elite)	27.088327	27.130711	29.160379	35.364548	32.938509
	Lincoln CVUL III LC (Elite)/0.20%	18.274469	18.339717	19.751178	24.001360	22.399623
	Lincoln Corporate Variable 4 - Band 1	28.240269	28.200922	30.219875	36.539765	33.931095
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.617756	10.639680	11.441354	13.882537	12.936637
	Lincoln Corporate Variable 4 - Band 2	29.230169	29.275883	31.466059	38.159918	35.542114
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.128547	13.175422	14.189430	17.242802	16.092107
	Lincoln Corporate Variable 4 - Band 3	26.160839	26.254247	28.274826	34.359181	32.066218
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.632173	10.680814	11.514337	14.006052	13.084443
	Lincoln Corporate Variable 4 - Band 4	28.858266	28.990287	31.252668	38.015778	35.514310
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.899910	21.016535	22.679313	27.614722	25.823478
Fidelity® VIP Equity-Income Portfolio - Service Class
	Lincoln CVUL III Jumbo	25.713697	24.613135	28.961505	32.604432	29.806023
	Lincoln CVUL III Super Jumbo	23.850691	22.795633	26.782725	30.106426	27.481142
	Lincoln CVUL III Super Jumbo/0.15%	17.292275	16.560437	19.495887	21.959151	20.084462
	Lincoln CVUL III SC (Elite)	21.249505	20.238522	23.695326	26.542873	24.143630
	Lincoln CVUL III LC (Elite)	22.107803	21.119194	24.800669	27.864472	25.421965
	Lincoln CVUL III LC (Elite)/0.20%	17.265407	16.526437	19.446146	21.892184	20.013211
	Lincoln Corporate Variable 4 - Band 1	21.409901	20.391288	23.874184	26.743225	24.325873
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.164365	9.714735	11.413899	12.830349	11.711541
	Lincoln Corporate Variable 4 - Band 2	22.159727	21.168879	24.859016	27.930027	25.481774
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.158693	11.638285	13.694417	15.416973	14.093792
	Lincoln Corporate Variable 4 - Band 3	19.713423	18.869677	22.203357	24.996210	22.850808
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.178161	9.752282	11.486679	12.944463	11.845298
	Lincoln Corporate Variable 4 - Band 4	22.353088	21.417779	25.226832	28.428383	26.014473
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.287362	11.223553	11.877944	13.806617	12.955483
	Lincoln CVUL III Super Jumbo	11.259385	11.178948	11.813009	13.710572	12.846068
	Lincoln CVUL III Super Jumbo/0.15%	11.296704	11.238461	11.899667	13.838781	12.992162
	Lincoln CVUL III SC (Elite)	11.194372	11.075556	11.662871	13.489053	12.594342
	Lincoln CVUL III LC (Elite)	11.250074	11.164119	11.791443	13.678705	12.809801
	Lincoln CVUL III LC (Elite)/0.20%	11.287362	11.223553	11.877944	13.806617	12.955483
	Lincoln Corporate Variable 4 - Band 1	11.194372	11.075556	11.662871	13.489053	12.594342
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.080302	10.008289	10.575951	12.274801	11.500828
	Lincoln Corporate Variable 4 - Band 2	11.250099	11.164140	11.791466	13.678731	12.809826
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.287362	11.223553	11.877937	13.806609	12.955478
	Lincoln Corporate Variable 4 - Band 3	11.287362	11.223553	11.877944	13.806617	12.955483
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.093983	10.046965	10.643390	12.383973	11.632171
	Lincoln Corporate Variable 4 - Band 4	11.306053	11.253388	11.921431	13.871021	13.028944
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.324773	11.283303	11.965077	13.935724	13.102820
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo					9.037066
	Lincoln CVUL III Super Jumbo					9.024701
	Lincoln CVUL III Super Jumbo/0.15%					9.041192
	Lincoln CVUL III SC (Elite)					8.995913
	Lincoln CVUL III LC (Elite)					9.020582
	Lincoln CVUL III LC (Elite)/0.20%					9.037066
	Lincoln Corporate Variable 4 - Band 1					8.995913
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.024701
	Lincoln Corporate Variable 4 - Band 2					9.020582
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.037066
	Lincoln Corporate Variable 4 - Band 3					9.037066
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.045319
	Lincoln Corporate Variable 4 - Band 4					9.045319
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.053548
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.652592	11.590271	12.321292	14.856447	13.657815
	Lincoln CVUL III Super Jumbo	11.623711	11.544209	12.253935	14.753102	13.542468

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III Super Jumbo/0.15%	11.662235	11.605665	12.343827	14.891056	13.696481
	Lincoln CVUL III SC (Elite)	11.556600	11.437440	12.098194	14.514748	13.277097
	Lincoln CVUL III LC (Elite)	11.614100	11.528895	12.231564	14.718814	13.504236
	Lincoln CVUL III LC (Elite)/0.20%	11.652592	11.590271	12.321292	14.856447	13.657815
	Lincoln Corporate Variable 4 - Band 1	11.556600	11.437440	12.098194	14.514748	13.277097
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.067609	9.998749	10.613463	12.778059	11.729496
	Lincoln Corporate Variable 4 - Band 2	11.614109	11.528906	12.231577	14.718829	13.504250
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.652592	11.590194	12.321340	14.856506	13.657867
	Lincoln Corporate Variable 4 - Band 3	11.652592	11.590271	12.321292	14.856447	13.657815
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.081274	10.037392	10.681144	12.891707	11.863455
	Lincoln Corporate Variable 4 - Band 4	11.671885	11.621080	12.366402	14.925746	13.735257
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.691211	11.651972	12.411677	14.995366	13.813138
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo					8.635756
	Lincoln CVUL III Super Jumbo					8.623936
	Lincoln CVUL III Super Jumbo/0.15%					8.639700
	Lincoln CVUL III SC (Elite)					8.596419
	Lincoln CVUL III LC (Elite)					8.620000
	Lincoln CVUL III LC (Elite)/0.20%					8.635756
	Lincoln Corporate Variable 4 - Band 1					8.596419
	Lincoln Corporate Variable 4 - Band 1/0.35%					8.623936
	Lincoln Corporate Variable 4 - Band 2					8.620000
	Lincoln Corporate Variable 4 - Band 2/0.20%					8.635756
	Lincoln Corporate Variable 4 - Band 3					8.635756
	Lincoln Corporate Variable 4 - Band 3/0.10%					8.643645
	Lincoln Corporate Variable 4 - Band 4					8.643645
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					8.651559
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.855113	11.789722	12.559903	15.470654	13.904535
	Lincoln CVUL III Super Jumbo	11.825731	11.742867	12.491242	15.363039	13.787103
	Lincoln CVUL III Super Jumbo/0.15%	11.864923	11.805382	12.582874	15.506692	13.943900
	Lincoln CVUL III SC (Elite)	11.757455	11.634262	12.332486	15.114836	13.516936
	Lincoln CVUL III LC (Elite)	11.815953	11.727291	12.468438	15.327333	13.748180
	Lincoln CVUL III LC (Elite)/0.20%	11.855113	11.789722	12.559903	15.470654	13.904535
	Lincoln Corporate Variable 4 - Band 1	11.757455	11.634262	12.332486	15.114836	13.516936
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.063882	9.993364	10.630242	13.074186	11.733040
	Lincoln Corporate Variable 4 - Band 2	11.816181	11.727468	12.468627	15.327566	13.748389
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.855113	11.790135	12.560299	15.471139	13.904960
	Lincoln Corporate Variable 4 - Band 3	11.855113	11.789722	12.559903	15.470654	13.904535
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.077543	10.031987	10.698032	13.190466	11.867044
	Lincoln Corporate Variable 4 - Band 4	11.874742	11.821062	12.605887	15.542815	13.983377
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.894402	11.852485	12.652037	15.615312	14.062665
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo					8.566643
	Lincoln CVUL III Super Jumbo					8.554917
	Lincoln CVUL III Super Jumbo/0.15%					8.570555
	Lincoln CVUL III SC (Elite)					8.527618
	Lincoln CVUL III LC (Elite)					8.551011
	Lincoln CVUL III LC (Elite)/0.20%					8.566643
	Lincoln Corporate Variable 4 - Band 1					8.527618
	Lincoln Corporate Variable 4 - Band 1/0.35%					8.554917
	Lincoln Corporate Variable 4 - Band 2					8.551011
	Lincoln Corporate Variable 4 - Band 2/0.20%					8.566643
	Lincoln Corporate Variable 4 - Band 3					8.566643
	Lincoln Corporate Variable 4 - Band 3/0.10%					8.574469
	Lincoln Corporate Variable 4 - Band 4					8.574469
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					8.582221

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.905259	11.835909	12.609751	15.537527	13.950757
	Lincoln CVUL III Super Jumbo	11.875753	11.788871	12.540816	15.429446	13.832934
	Lincoln CVUL III Super Jumbo/0.15%	11.915111	11.851630	12.632813	15.573722	13.990253
	Lincoln CVUL III SC (Elite)	11.807187	11.679840	12.381430	15.180169	13.561866
	Lincoln CVUL III LC (Elite)	11.865933	11.773233	12.517922	15.393586	13.793881
	Lincoln CVUL III LC (Elite)/0.20%	11.905259	11.835909	12.609751	15.537527	13.950757
	Lincoln Corporate Variable 4 - Band 1	11.807187	11.679840	12.381430	15.180169	13.561866
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.063870	9.990244	10.627465	13.075377	11.722444
	Lincoln Corporate Variable 4 - Band 2	11.865961	11.773183	12.517869	15.393521	13.793823
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.905259	11.835285	12.609465	15.537201	13.950466
	Lincoln Corporate Variable 4 - Band 3	11.905259	11.835909	12.609751	15.537527	13.950757
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.077531	10.028855	10.695237	13.191668	11.856328
	Lincoln Corporate Variable 4 - Band 4	11.924971	11.867372	12.655917	15.610001	14.029862
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.944722	11.898925	12.702259	15.682818	14.109422
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	10.585595	10.519769	10.951793	11.858102	11.583817
	Lincoln CVUL III Super Jumbo	10.559355	10.477961	10.891921	11.775605	11.485985
	Lincoln CVUL III Super Jumbo/0.15%	10.594356	10.533742	10.971823	11.885729	11.616613
	Lincoln CVUL III SC (Elite)	10.498379	10.381053	10.753487	11.585334	11.260906
	Lincoln CVUL III LC (Elite)	10.550622	10.464062	10.872036	11.748233	11.453557
	Lincoln CVUL III LC (Elite)/0.20%	10.585595	10.519769	10.951793	11.858102	11.583817
	Lincoln Corporate Variable 4 - Band 1	10.498379	10.381053	10.753487	11.585334	11.260906
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.087841	10.010082	10.405557	11.249781	10.973093
	Lincoln Corporate Variable 4 - Band 2	10.550637	10.464084	10.872061	11.748260	11.453584
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.585595	10.519156	10.950884	11.857117	11.582817
	Lincoln Corporate Variable 4 - Band 3	10.585595	10.519769	10.951793	11.858102	11.583817
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.101531	10.048760	10.471905	11.349842	11.098407
	Lincoln Corporate Variable 4 - Band 4	10.603125	10.547733	10.991890	11.913420	11.649501
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.620685	10.575773	11.032135	11.968998	11.715560
Fidelity® VIP Growth Portfolio - Service Class
	Lincoln CVUL	16.664790	17.715622	17.717587	23.752299	23.521716
	Lincoln CVUL/0.35%	19.875259	21.202623	21.279324	28.627086	28.448616
	Lincoln CVUL LC	16.030459	17.092686	17.145943	23.054931	22.899742
	Lincoln CVUL LC/0.20%	20.017590	21.386520	21.496105	28.962096	28.824762
	Lincoln CVUL III Jumbo	26.715620	28.542603	28.688856	38.653002	38.469710
	Lincoln CVUL III Super Jumbo	24.920456	26.584762	26.680932	35.893872	35.670099
	Lincoln CVUL III Super Jumbo/0.15%	17.781318	19.006819	19.113766	25.765177	25.655829
	Lincoln CVUL III SC (Elite)	16.664790	17.715622	17.717587	23.752299	23.521716
	Lincoln CVUL III LC (Elite)	16.030459	17.092686	17.145943	23.054931	22.899742
	Lincoln CVUL III LC (Elite)/0.20%	20.017590	21.386520	21.496105	28.962096	28.824762
	Lincoln Corporate Variable 4 - Band 1	22.258087	23.661615	23.664239	31.724415	31.416441
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.495603	11.196549	11.237052	15.117212	15.022967
	Lincoln Corporate Variable 4 - Band 2	23.039211	24.565551	24.642084	33.133910	32.910877
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.515418	14.439686	14.513677	19.554509	19.461776
	Lincoln Corporate Variable 4 - Band 3	22.488990	24.026930	24.150045	32.537781	32.383487
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.509848	11.239814	11.308710	15.251650	15.194520
	Lincoln Corporate Variable 4 - Band 4	22.747301	24.327224	24.476341	33.010361	32.886687
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.375850	21.812867	21.968529	29.657788	29.576284
Fidelity® VIP High Income Portfolio - Service Class
	Lincoln CVUL	17.385799	16.616119	18.871615	20.065048	19.207682
	Lincoln CVUL/0.35%	13.691632	13.131388	14.966119	15.968345	15.339628
	Lincoln CVUL LC	18.168503	17.416358	19.839873	21.157898	20.314694
	Lincoln CVUL LC/0.20%	13.788901	13.244534	15.117720	16.154303	15.541562
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	Lincoln CVUL III Jumbo	10.261984	10.169215	10.618570	11.037992	10.946299
	Lincoln CVUL III Super Jumbo	10.236544	10.128799	10.560518	10.961197	10.853850

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III Super Jumbo/0.15%	10.270478	10.182723	10.637991	11.063709	10.977290
	Lincoln CVUL III SC (Elite)	10.177427	10.035116	10.426294	10.784078	10.641156
	Lincoln CVUL III LC (Elite)	10.228078	10.115362	10.541238	10.935718	10.823207
	Lincoln CVUL III LC (Elite)/0.20%	10.261984	10.169215	10.618570	11.037992	10.946299
	Lincoln Corporate Variable 4 - Band 1	10.177427	10.035116	10.426294	10.784078	10.641156
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.185777	10.078566	10.508145	10.906836	10.800021
	Lincoln Corporate Variable 4 - Band 2	10.228078	10.115362	10.541238	10.935718	10.823207
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.261984	10.169215	10.618570	11.037992	10.946299
	Lincoln Corporate Variable 4 - Band 3	10.261984	10.169215	10.618570	11.037992	10.946299
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.199598	10.117506	10.575143	11.003846	10.923354
	Lincoln Corporate Variable 4 - Band 4	10.278980	10.196249	10.657448	11.089487	11.008369
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.296001	10.223351	10.696465	11.141220	11.070788
Fidelity® VIP Mid Cap Portfolio - Service Class
	Lincoln CVUL	23.985688	23.461136	26.119439	31.307113	26.537542
	Lincoln CVUL/0.35%	17.608586	17.283915	19.309747	23.226017	19.756674
	Lincoln CVUL LC	24.690249	24.221201	27.046623	32.515783	27.644959
	Lincoln CVUL LC/0.20%	17.734718	17.433875	19.506520	23.497898	20.017967
	Lincoln CVUL III Jumbo	25.170225	24.743235	27.684853	33.349657	28.410735
	Lincoln CVUL III Super Jumbo	24.809375	24.351934	27.206202	32.723978	27.835893
	Lincoln CVUL III Super Jumbo/0.15%	16.748670	16.472783	18.440377	22.224701	18.942809
	Lincoln CVUL III SC (Elite)	23.985688	23.461136	26.119439	31.307113	26.537542
	Lincoln CVUL III LC (Elite)	24.690249	24.221201	27.046623	32.515783	27.644959
	Lincoln CVUL III LC (Elite)/0.20%	17.734718	17.433875	19.506520	23.497898	20.017967
	Lincoln Corporate Variable 4 - Band 1	23.987252	23.462654	26.121129	31.309139	26.539259
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.250862	10.061857	11.241203	13.521047	11.501398
	Lincoln Corporate Variable 4 - Band 2	24.690252	24.222887	27.048672	32.518525	27.647290
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.830943	12.613278	14.112822	17.000552	14.482852
	Lincoln Corporate Variable 4 - Band 3	25.170245	24.743256	27.684876	33.349684	28.410758
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.264773	10.100741	11.312879	13.641316	11.632741
	Lincoln Corporate Variable 4 - Band 4	25.413693	25.007580	28.008612	33.773397	28.800533
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.969725	21.640287	24.261469	29.284257	24.997388
Fidelity® VIP Overseas Portfolio - Service Class
	Lincoln CVUL	13.477897	13.851051	13.050015	16.860044	14.250387
	Lincoln CVUL/0.35%	13.109658	13.519873	12.782653	16.572467	14.056483
	Lincoln CVUL LC	14.069550	14.502333	13.704714	17.759303	15.055599
	Lincoln CVUL LC/0.20%	13.203588	13.637192	12.912935	16.766411	14.242347
	Lincoln CVUL III Jumbo	24.657934	25.467698	24.115125	31.311686	26.597942
	Lincoln CVUL III Super Jumbo	24.174254	24.930693	23.571256	30.559687	25.920203
	Lincoln CVUL III Super Jumbo/0.15%	14.640917	15.129288	14.332947	18.619557	15.824438
	Lincoln CVUL III SC (Elite)	13.477897	13.851051	13.050015	16.860044	14.250387
	Lincoln CVUL III LC (Elite)	14.069550	14.502333	13.704714	17.759303	15.055599
	Lincoln CVUL III LC (Elite)/0.20%	13.203588	13.637192	12.912935	16.766411	14.242347
	Lincoln Corporate Variable 4 - Band 1	20.210345	20.769895	19.568727	25.281933	21.368706
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.299974	9.590994	9.068037	11.756509	9.971658
	Lincoln Corporate Variable 4 - Band 2	20.918851	21.562661	20.376895	26.404799	22.384892
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.845586	11.201749	10.606790	13.772067	11.698614
	Lincoln Corporate Variable 4 - Band 3	18.397228	19.001390	17.992239	23.361577	19.844663
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.312587	9.628038	9.125821	11.861038	10.085537
	Lincoln Corporate Variable 4 - Band 4	20.206665	20.891142	19.801427	25.736317	21.883739
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.596308	15.105843	14.332217	18.646529	15.871175
Franklin Income VIP Fund - Class 1
	Lincoln CVUL III Jumbo	17.445718	16.220364	18.508472	20.308181	19.438172
	Lincoln CVUL III Super Jumbo	17.221874	15.988230	18.216263	19.957614	19.073985
	Lincoln CVUL III Super Jumbo/0.15%	14.007976	13.030600	14.876178	16.330853	15.639054
	Lincoln CVUL III SC (Elite)	16.710668	15.459414	17.552250	19.162968	18.250520
	Lincoln CVUL III LC (Elite)	17.147896	15.911590	18.119886	19.842105	18.954109
	Lincoln CVUL III LC (Elite)/0.20%	13.986221	13.003856	14.838230	16.281055	15.583570

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1	16.712231	15.460860	17.553891	19.164761	18.252227
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.630417	8.940573	10.186491	11.160255	10.666076
	Lincoln Corporate Variable 4 - Band 2	17.147890	15.911584	18.119880	19.842098	18.954103
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.081154	10.302835	11.756192	12.899330	12.346718
	Lincoln Corporate Variable 4 - Band 3	17.440400	16.215420	18.502829	20.301990	19.432246
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.643477	8.975113	10.251417	11.259483	10.787913
	Lincoln Corporate Variable 4 - Band 4	17.596561	16.376989	18.705875	20.545305	19.684817
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.748711	16.535129	18.905388	20.785201	19.934594
Franklin Mutual Shares VIP Fund - Class 1
	Lincoln CVUL III Jumbo	16.199433	15.408226	17.892303	19.398508	17.645221
	Lincoln CVUL III Super Jumbo	15.991529	15.187666	17.609761	19.063574	17.314556
	Lincoln CVUL III Super Jumbo/0.15%	16.652512	15.847101	18.411132	19.970993	18.175053
	Lincoln CVUL III SC (Elite)	15.516733	14.685222	16.967723	18.304373	16.566895
	Lincoln CVUL III LC (Elite)	15.922821	15.114849	17.516575	18.953219	17.205716
	Lincoln CVUL III LC (Elite)/0.20%	16.626653	15.814580	18.364168	19.910096	18.110570
	Lincoln Corporate Variable 4 - Band 1	15.516733	14.685222	16.967723	18.304373	16.566895
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.992799	9.490480	11.004001	11.912461	10.819533
	Lincoln Corporate Variable 4 - Band 2	15.922983	15.115002	17.516912	18.953346	17.205831
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.166029	11.572089	13.437728	14.568939	13.252181
	Lincoln Corporate Variable 4 - Band 3	16.199328	15.408139	17.892202	19.398399	17.645122
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.006364	9.527163	11.074180	12.018422	10.943108
	Lincoln Corporate Variable 4 - Band 4	16.339533	15.557039	18.083174	19.625057	17.869162
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.480815	15.707264	18.276050	19.854214	18.095903
Franklin Rising Dividends VIP Fund - Class 1
	Lincoln CVUL III Jumbo	12.515988	12.064311	14.006117	16.892335	16.042347
	Lincoln CVUL III Super Jumbo	12.484971	12.016370	13.929561	16.774839	15.906872
	Lincoln CVUL III Super Jumbo/0.15%	12.526344	12.080334	14.031729	16.931683	16.087761
	Lincoln CVUL III SC (Elite)	12.412895	11.905246	13.752551	16.503847	15.595192
	Lincoln CVUL III LC (Elite)	12.474649	12.000432	13.904135	16.735855	15.861968
	Lincoln CVUL III LC (Elite)/0.20%	12.515988	12.064311	14.006117	16.892335	16.042347
	Lincoln Corporate Variable 4 - Band 1	12.412895	11.905246	13.752551	16.503847	15.595192
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.528230	10.133072	11.746413	14.145757	13.413824
	Lincoln Corporate Variable 4 - Band 2	12.474649	12.000432	13.904135	16.735855	15.861968
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.515988	12.064311	14.006117	16.892335	16.042347
	Lincoln Corporate Variable 4 - Band 3	12.515988	12.064311	14.006117	16.892335	16.042347
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.542517	10.172229	11.821305	14.271557	13.567008
	Lincoln Corporate Variable 4 - Band 4	12.536709	12.096378	14.057388	16.971122	16.133303
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.557422	12.128490	14.108798	17.050218	16.224723
Franklin Small Cap Value VIP Fund - Class 2
	Lincoln CVUL III Jumbo	12.373552	11.436662	14.859290	16.409170	14.267775
	Lincoln CVUL III Super Jumbo	12.342880	11.391202	14.778062	16.295012	14.147260
	Lincoln CVUL III Super Jumbo/0.15%	12.383793	11.451855	14.886465	16.447400	14.308174
	Lincoln CVUL III SC (Elite)	12.271607	11.285829	14.590248	16.031720	13.869999
	Lincoln CVUL III LC (Elite)	12.332673	11.376089	14.751084	16.257136	14.107315
	Lincoln CVUL III LC (Elite)/0.20%	12.373552	11.436662	14.859290	16.409170	14.267775
	Lincoln Corporate Variable 4 - Band 1	12.271607	11.285829	14.590248	16.031720	13.869999
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.775177	9.021477	11.703764	12.905142	11.204189
	Lincoln Corporate Variable 4 - Band 2	12.332673	11.376089	14.751084	16.257136	14.107315
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.373552	11.436662	14.859290	16.409170	14.267775
	Lincoln Corporate Variable 4 - Band 3	12.373552	11.436662	14.859290	16.409170	14.267775
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.788453	9.056357	11.778398	13.019940	11.332175
	Lincoln Corporate Variable 4 - Band 4	12.394043	11.467062	14.913684	16.485715	14.348682
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.414672	11.497652	14.968405	16.562760	14.430187
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	Lincoln CVUL III Jumbo	32.086513	31.240007	32.549999	39.549043	37.435841
	Lincoln CVUL III Super Jumbo	29.195332	28.382473	29.528319	35.823886	33.858876

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III Super Jumbo/0.15%	16.932905	16.494431	17.194688	20.902408	19.795442
	Lincoln CVUL III SC (Elite)	24.520252	23.754228	24.626888	29.773126	28.041640
	Lincoln CVUL III LC (Elite)	25.511163	24.789009	25.776890	31.257014	29.527731
	Lincoln CVUL III LC (Elite)/0.20%	16.906599	16.460843	17.149573	20.835979	19.721548
	Lincoln Corporate Variable 4 - Band 1	26.023947	25.222402	26.148998	31.613309	29.774806
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.397772	10.107929	10.516525	12.759054	12.055237
	Lincoln Corporate Variable 4 - Band 2	26.927264	26.164488	27.207185	32.991387	31.166150
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.173378	12.825835	13.363671	16.237189	15.369597
	Lincoln Corporate Variable 4 - Band 3	24.313604	23.672156	24.664804	29.968339	28.367058
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.411886	10.147346	10.583433	12.871987	12.196402
	Lincoln Corporate Variable 4 - Band 4	25.679855	25.027388	26.102953	31.747439	30.081172
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.910570	20.399686	21.297653	25.928989	24.592701
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	Lincoln CVUL	16.842996	16.281051	16.841667	20.302985	19.078473
	Lincoln CVUL/0.35%	18.315076	17.766009	18.443664	22.314419	21.046362
	Lincoln CVUL LC	17.595836	17.059905	17.700357	21.402225	20.171873
	Lincoln CVUL LC/0.20%	18.445548	17.919516	18.629725	22.571225	21.316265
Franklin U.S. Government Securities VIP Fund - Class 1
	Lincoln CVUL III Jumbo	13.402622	13.470723	13.564629	13.761689	13.816348
	Lincoln CVUL III Super Jumbo	13.250465	13.297832	13.370464	13.544372	13.577788
	Lincoln CVUL III Super Jumbo/0.15%	10.399986	10.458058	10.536229	10.694639	10.742486
	Lincoln CVUL III SC (Elite)	12.902112	12.902995	12.928146	13.050547	13.037037
	Lincoln CVUL III LC (Elite)	13.200131	13.240696	13.306362	13.472699	13.499186
	Lincoln CVUL III LC (Elite)/0.20%	10.383831	10.436592	10.509348	10.662022	10.704369
	Lincoln Corporate Variable 4 - Band 1	12.902112	12.902995	12.928146	13.050547	13.037037
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.121174	10.157354	10.212834	10.345671	10.371195
	Lincoln Corporate Variable 4 - Band 2	13.200139	13.240723	13.306389	13.472726	13.499214
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.108576	10.159939	10.230766	10.379393	10.420618
	Lincoln Corporate Variable 4 - Band 3	13.402647	13.470748	13.564655	13.761714	13.816374
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.134907	10.196595	10.277949	10.437693	10.489634
	Lincoln Corporate Variable 4 - Band 4	13.505028	13.587229	13.695636	13.908499	13.977711
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.608225	13.704752	13.827916	14.056881	14.140964
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	Lincoln CVUL III Jumbo	10.380648	9.757295	10.160142	11.469272	10.950105
	Lincoln CVUL III Super Jumbo	10.370247	9.732902	10.119556	11.406343	10.873697
	Lincoln CVUL III Super Jumbo/0.15%	10.384117	9.765440	10.173707	11.490325	10.975693
	Lincoln CVUL III SC (Elite)	10.346018	9.676219	10.025483	11.260845	10.697475
	Lincoln CVUL III LC (Elite)	10.366782	9.724784	10.106063	11.385443	10.848346
	Lincoln CVUL III LC (Elite)/0.20%	10.380648	9.757295	10.160142	11.469272	10.950104
	Lincoln Corporate Variable 4 - Band 1	10.346018	9.676219	10.025483	11.260845	10.697475
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.093226	9.472906	9.849232	11.101645	10.583227
	Lincoln Corporate Variable 4 - Band 2	10.366782	9.724784	10.106063	11.385443	10.848346
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.380648	9.757295	10.160142	11.469272	10.950105
	Lincoln Corporate Variable 4 - Band 3	10.380648	9.757295	10.160142	11.469272	10.950105
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.106924	9.509517	9.912037	11.200388	10.704094
	Lincoln Corporate Variable 4 - Band 4	10.387588	9.773592	10.187290	11.511417	11.001341
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.394543	9.789925	10.214702	11.553877	11.052910
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
	Lincoln CVUL III Jumbo	18.680306	16.867379	19.068687	21.094836	18.800419
	Lincoln CVUL III Super Jumbo	18.590203	16.760838	18.919852	20.898827	18.597793
	Lincoln CVUL III Super Jumbo/0.15%	18.330861	16.560133	18.730703	20.731299	18.485668
	Lincoln CVUL III SC (Elite)	18.381647	16.514848	18.577066	20.448519	18.133447
	Lincoln CVUL III LC (Elite)	18.560265	16.725473	18.870498	20.833896	18.530738
	Lincoln CVUL III LC (Elite)/0.20%	18.302397	16.526146	18.682921	20.668080	18.420080
	Lincoln Corporate Variable 4 - Band 1	18.381647	16.514848	18.577066	20.448519	18.133447
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.602608	9.559260	10.790618	11.919293	10.606937
	Lincoln Corporate Variable 4 - Band 2	18.560265	16.725474	18.870497	20.833894	18.530736

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.002035	11.740185	13.272361	14.682618	13.085636
	Lincoln Corporate Variable 4 - Band 3	18.680306	16.867379	19.068687	21.094836	18.800419
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.616995	9.596213	10.859435	12.025321	10.728095
	Lincoln Corporate Variable 4 - Band 4	18.740617	16.938783	19.168561	21.226532	18.936727
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.801123	17.010487	19.268957	21.359044	19.074024
Invesco V.I. Comstock Fund - Series I Shares
	Lincoln CVUL III Jumbo			11.524040	13.554055	11.881695
	Lincoln CVUL III Super Jumbo			11.512575	13.520288	11.834318
	Lincoln CVUL III Super Jumbo/0.15%			11.527864	13.565330	11.897530
	Lincoln CVUL III SC (Elite)			11.485868	13.441824	11.724502
	Lincoln CVUL III LC (Elite)			11.508756	13.509051	11.818567
	Lincoln CVUL III LC (Elite)/0.20%			11.524040	13.554055	11.881695
	Lincoln Corporate Variable 4 - Band 1			11.485868	13.441824	11.724502
	Lincoln Corporate Variable 4 - Band 1/0.35%			11.512575	13.520288	11.834318
	Lincoln Corporate Variable 4 - Band 2			11.508756	13.509051	11.818567
	Lincoln Corporate Variable 4 - Band 2/0.20%			11.524040	13.554055	11.881695
	Lincoln Corporate Variable 4 - Band 3			11.524040	13.554055	11.881695
	Lincoln Corporate Variable 4 - Band 3/0.10%			11.531689	13.576614	11.913386
	Lincoln Corporate Variable 4 - Band 4			11.531689	13.576614	11.913386
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.539344	13.599212	11.945164
Invesco V.I. Growth and Income Fund - Series I Shares
	Lincoln CVUL III Jumbo	17.888362	17.305918	20.672901	23.585726	20.388735
	Lincoln CVUL III Super Jumbo	17.802076	17.196614	20.511556	23.366589	20.169006
	Lincoln CVUL III Super Jumbo/0.15%	18.028078	17.449811	20.855210	23.805616	20.589118
	Lincoln CVUL III SC (Elite)	17.602353	16.944245	20.139958	22.863148	19.665461
	Lincoln CVUL III LC (Elite)	17.773406	17.160333	20.458054	23.293997	20.096290
	Lincoln CVUL III LC (Elite)/0.20%	18.000083	17.414001	20.802013	23.733030	20.516072
	Lincoln Corporate Variable 4 - Band 1	17.602353	16.944245	20.139958	22.863148	19.665461
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.446782	10.091479	12.036785	13.712203	11.835766
	Lincoln Corporate Variable 4 - Band 2	17.773406	17.160333	20.458054	23.293997	20.096290
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.705546	12.291853	14.683317	16.752206	14.481483
	Lincoln Corporate Variable 4 - Band 3	17.888362	17.305918	20.672901	23.585726	20.388735
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.460960	10.130482	12.113538	13.834163	11.970946
	Lincoln Corporate Variable 4 - Band 4	17.946118	17.379172	20.781169	23.732957	20.536549
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.004024	17.452700	20.889960	23.881057	20.685394
Invesco V.I. International Growth Fund - Series I Shares
	Lincoln CVUL III Jumbo	31.635320	30.832432	30.631883	37.602464	31.907472
	Lincoln CVUL III Super Jumbo	30.358936	29.544064	29.307903	35.923318	30.436903
	Lincoln CVUL III Super Jumbo/0.15%	14.067309	13.717150	13.634741	16.745823	14.216737
	Lincoln CVUL III SC (Elite)	25.194687	24.432706	24.152727	29.501155	24.908153
	Lincoln CVUL III LC (Elite)	26.225912	25.509208	25.292652	30.986255	26.240720
	Lincoln CVUL III LC (Elite)/0.20%	14.045462	13.688995	13.599955	16.694757	14.166292
	Lincoln Corporate Variable 4 - Band 1	27.346594	26.519532	26.215639	32.020883	27.035587
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.520835	9.265283	9.191221	11.265874	9.545285
	Lincoln Corporate Variable 4 - Band 2	28.305982	27.532435	27.298702	33.443885	28.321965
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.207168	10.922736	10.851689	13.321096	11.303581
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.533763	9.301103	9.249849	11.366092	9.654326
	Lincoln Corporate Variable 4 - Band 4	28.231782	27.542821	27.391043	33.657755	28.588801
Ivy VIP Asset Strategy Portfolio - Class II
	Lincoln CVUL III Jumbo			10.022474	11.830117	11.164371
	Lincoln CVUL III Super Jumbo			10.012499	11.800641	11.119854
	Lincoln CVUL III Super Jumbo/0.15%			10.025801	11.839959	11.179249
	Lincoln CVUL III SC (Elite)			9.989264	11.732149	11.016671
	Lincoln CVUL III LC (Elite)			10.009177	11.790832	11.105055
	Lincoln CVUL III LC (Elite)/0.20%			10.022474	11.830117	11.164371
	Lincoln Corporate Variable 4 - Band 1			9.989264	11.732149	11.016671
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.012499	11.800641	11.119854

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2			10.009177	11.790832	11.105055
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.022474	11.830117	11.164371
	Lincoln Corporate Variable 4 - Band 3			10.022474	11.830117	11.164371
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.029129	11.849808	11.194147
	Lincoln Corporate Variable 4 - Band 4			10.029129	11.849808	11.194147
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.035789	11.869532	11.224001
Janus Henderson Balanced Portfolio - Institutional Shares
	Lincoln CVUL	26.146547	26.125243	27.137041	31.914344	31.907685
	Lincoln CVUL/0.35%	15.501322	15.543007	16.201564	19.120507	19.183551
	Lincoln CVUL LC	25.511009	25.566822	26.636768	31.420059	31.507897
	Lincoln CVUL LC/0.20%	15.612347	15.677834	16.366629	19.344287	19.437204
Janus Henderson Balanced Portfolio - Service Shares
	Lincoln CVUL III Jumbo	26.518170	26.573848	27.667377	32.619377	32.694709
	Lincoln CVUL III Super Jumbo	25.134813	25.149828	26.145516	30.778956	30.803791
	Lincoln CVUL III Super Jumbo/0.15%	15.133120	15.172479	15.804734	18.642832	18.695232
	Lincoln CVUL III SC (Elite)	23.834378	23.765276	24.619843	28.881710	28.804010
	Lincoln CVUL III LC (Elite)	24.803676	24.806084	25.775276	30.327944	30.337241
	Lincoln CVUL III LC (Elite)/0.20%	15.109621	15.141345	15.764418	18.585976	18.628899
	Lincoln Corporate Variable 4 - Band 1	23.571630	23.503289	24.348436	28.563319	28.486476
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.381140	10.387375	10.798582	12.712064	12.721792
	Lincoln Corporate Variable 4 - Band 2	24.398396	24.400738	25.354055	29.832330	29.841475
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.856360	11.881254	12.370175	14.584230	14.617912
	Lincoln Corporate Variable 4 - Band 3	23.751668	23.801538	24.780985	29.216368	29.283841
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.395198	10.427448	10.867403	12.825298	12.867779
	Lincoln Corporate Variable 4 - Band 4	25.270991	25.349390	26.418930	31.178623	31.281896
Janus Henderson Enterprise Portfolio - Institutional Shares
	Lincoln CVUL	22.105376	22.835654	25.479717	32.239729	31.882050
	Lincoln CVUL/0.35%	20.013398	20.753543	23.249125	29.542229	29.317404
	Lincoln CVUL LC	17.325460	17.951605	20.090318	25.496776	25.289683
	Lincoln CVUL LC/0.20%	20.166029	20.936667	23.477902	29.855579	29.672374
Janus Henderson Enterprise Portfolio - Service Shares
	Lincoln CVUL III Jumbo	41.939292	43.432278	48.591790	61.629816	61.097667
	Lincoln CVUL III Super Jumbo	37.945691	39.237606	43.833042	55.510962	54.949137
	Lincoln CVUL III Super Jumbo/0.15%	17.967787	18.616724	20.838700	26.443293	26.228080
	Lincoln CVUL III SC (Elite)	30.205563	31.124818	34.648665	43.726528	43.132701
	Lincoln CVUL III LC (Elite)	31.381901	32.434120	36.214641	45.839975	45.353341
	Lincoln CVUL III LC (Elite)/0.20%	17.939575	18.578032	20.784971	26.360644	26.131037
	Lincoln Corporate Variable 4 - Band 1	33.704623	34.730366	38.662421	48.791878	48.129261
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.807133	11.175077	12.483882	15.809815	15.649805
	Lincoln Corporate Variable 4 - Band 2	34.889786	36.060992	40.264024	50.965627	50.424580
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.422139	13.899929	15.551168	19.723818	19.553505
	Lincoln Corporate Variable 4 - Band 3	31.723007	32.852306	36.754977	46.616979	46.214460
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.821794	11.218249	12.563467	15.950392	15.828491
	Lincoln Corporate Variable 4 - Band 4	34.437141	35.698744	39.979503	50.757365	50.369638
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	Lincoln CVUL	22.742866	22.634661	23.030832	23.697861	23.296711
	Lincoln CVUL/0.35%	12.598134	12.582157	12.847261	13.265692	13.086861
	Lincoln CVUL LC	23.766469	23.724463	24.212226	24.988315	24.639131
	Lincoln CVUL LC/0.20%	12.688367	12.691287	12.978140	13.420946	13.259895
Janus Henderson Flexible Bond Portfolio - Service Shares
	Lincoln CVUL III Jumbo	19.105910	19.055856	19.440280	20.051908	19.754435
	Lincoln CVUL III Super Jumbo	17.653382	17.580742	17.908529	18.444281	18.143421
	Lincoln CVUL III Super Jumbo/0.15%	11.350219	11.326145	11.560411	11.930086	11.758980
	Lincoln CVUL III SC (Elite)	19.173507	19.027896	19.314953	19.823287	19.431799
	Lincoln CVUL III LC (Elite)	19.958077	19.866018	20.226299	20.820979	20.471112
	Lincoln CVUL III LC (Elite)/0.20%	11.332602	11.302912	11.530930	11.893725	11.717312
	Lincoln Corporate Variable 4 - Band 1	16.860070	16.732027	16.984449	17.431448	17.087196
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.086503	10.044933	10.232257	10.538419	10.366659
	Lincoln Corporate Variable 4 - Band 2	17.450737	17.370214	17.685232	18.205202	17.899289

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.287205	10.260293	10.467275	10.796595	10.636427
	Lincoln Corporate Variable 4 - Band 3	17.579842	17.533784	17.887502	18.450277	18.176564
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.100265	10.083883	10.297601	10.632208	10.484958
	Lincoln Corporate Variable 4 - Band 4	18.217384	18.187838	18.573313	19.176836	18.911267
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.185323	17.174616	17.556159	18.144776	17.911383
Janus Henderson Global Research Portfolio - Institutional Shares
	Lincoln CVUL	14.973776	14.529335	14.725977	18.575611	17.179492
	Lincoln CVUL/0.35%	15.444726	15.039469	15.296591	19.360210	17.971492
	Lincoln CVUL LC	13.625706	13.261023	13.480883	17.056074	15.821586
	Lincoln CVUL LC/0.20%	15.555264	15.169262	15.451634	19.588585	18.207227
Janus Henderson Global Research Portfolio - Service Shares
	Lincoln CVUL III Jumbo	20.752899	20.186967	20.512886	25.934192	24.049277
	Lincoln CVUL III Super Jumbo	20.648168	20.054971	20.348214	25.687471	23.784761
	Lincoln CVUL III Super Jumbo/0.15%	16.777878	16.328511	16.600434	20.998213	19.481793
	Lincoln CVUL III SC (Elite)	15.827310	15.318869	15.488556	19.484409	17.978093
	Lincoln CVUL III LC (Elite)	16.453645	15.972958	16.198413	20.438573	18.915190
	Lincoln CVUL III LC (Elite)/0.20%	16.751821	16.295004	16.558093	20.934205	19.412814
	Lincoln Corporate Variable 4 - Band 1	18.366165	17.776166	17.973071	22.609899	20.861955
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.213717	9.920288	10.065342	12.706432	11.765247
	Lincoln Corporate Variable 4 - Band 2	19.001347	18.446230	18.706594	23.603305	21.844040
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.247999	11.913995	12.106347	15.305907	14.193463
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.227581	9.958634	10.129541	12.819457	11.899631
	Lincoln Corporate Variable 4 - Band 4	19.292075	18.784765	19.107143	24.181077	22.446029
Janus Henderson Global Technology Portfolio - Service Shares
	Lincoln CVUL	9.922800	10.311329	11.657677	16.775705	16.810172
	Lincoln CVUL/0.35%	18.530926	19.324037	21.923717	31.659264	31.835580
	Lincoln CVUL LC	10.365097	10.803312	12.250568	17.681782	17.771364
	Lincoln CVUL LC/0.20%	18.663658	19.491656	22.147047	32.029676	32.256443
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	Lincoln CVUL III Jumbo	10.217546	10.311276	10.508356	10.861956	10.845552
	Lincoln CVUL III Super Jumbo	10.192216	10.270297	10.450909	10.786387	10.753954
	Lincoln CVUL III Super Jumbo/0.15%	10.226003	10.324972	10.527576	10.887264	10.876259
	Lincoln CVUL III SC (Elite)	10.133357	10.175313	10.318081	10.612094	10.543220
	Lincoln CVUL III LC (Elite)	10.183787	10.256674	10.431829	10.761314	10.723594
	Lincoln CVUL III LC (Elite)/0.20%	10.217546	10.311276	10.508356	10.861956	10.845552
	Lincoln Corporate Variable 4 - Band 1	10.133357	10.175313	10.318081	10.612094	10.543220
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.199798	10.277937	10.458683	10.794410	10.761954
	Lincoln Corporate Variable 4 - Band 2	10.183787	10.256674	10.431829	10.761314	10.723594
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.217546	10.311276	10.508356	10.861958	10.845561
	Lincoln Corporate Variable 4 - Band 3	10.217546	10.311276	10.508356	10.861956	10.845552
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.213637	10.317643	10.525364	10.890419	10.884852
	Lincoln Corporate Variable 4 - Band 4	10.234468	10.338686	10.546830	10.912630	10.907052
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.251417	10.366167	10.585443	10.963541	10.968899
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	Lincoln CVUL III Jumbo			10.432957	12.193244	11.431361
	Lincoln CVUL III Super Jumbo			10.422576	12.162865	11.385781
	Lincoln CVUL III Super Jumbo/0.15%			10.436420	12.203387	11.446594
	Lincoln CVUL III SC (Elite)			10.398395	12.092273	11.280133
	Lincoln CVUL III LC (Elite)			10.419118	12.152755	11.370628
	Lincoln CVUL III LC (Elite)/0.20%			10.432957	12.193244	11.431361
	Lincoln Corporate Variable 4 - Band 1			10.398395	12.092273	11.280133
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.422576	12.162865	11.385781
	Lincoln Corporate Variable 4 - Band 2			10.419118	12.152755	11.370628
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.432957	12.193244	11.431361
	Lincoln Corporate Variable 4 - Band 3			10.432957	12.193244	11.431361
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.439883	12.213539	11.461848
	Lincoln Corporate Variable 4 - Band 4			10.439883	12.213539	11.461848
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.446814	12.233885	11.492433

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	Lincoln CVUL III Jumbo			10.317184	11.520767	10.965141
	Lincoln CVUL III Super Jumbo			10.306918	11.492061	10.921420
	Lincoln CVUL III Super Jumbo/0.15%			10.320608	11.530352	10.979753
	Lincoln CVUL III SC (Elite)			10.283003	11.425356	10.820079
	Lincoln CVUL III LC (Elite)			10.303498	11.482508	10.906885
	Lincoln CVUL III LC (Elite)/0.20%			10.317184	11.520767	10.965141
	Lincoln Corporate Variable 4 - Band 1			10.283003	11.425356	10.820079
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.306918	11.492061	10.921420
	Lincoln Corporate Variable 4 - Band 2			10.303498	11.482508	10.906885
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.317184	11.520767	10.965141
	Lincoln Corporate Variable 4 - Band 3			10.317184	11.520767	10.965141
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.324034	11.539945	10.994385
	Lincoln Corporate Variable 4 - Band 4			10.324034	11.539945	10.994385
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.330888	11.559151	11.023709
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	Lincoln CVUL III Jumbo			10.860080
	Lincoln CVUL III Super Jumbo			10.849278
	Lincoln CVUL III Super Jumbo/0.15%			10.863684
	Lincoln CVUL III SC (Elite)			10.824114
	Lincoln CVUL III LC (Elite)			10.845679
	Lincoln CVUL III LC (Elite)/0.20%			10.860080
	Lincoln Corporate Variable 4 - Band 1			10.824114
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.849278
	Lincoln Corporate Variable 4 - Band 2			10.845679
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.860080
	Lincoln Corporate Variable 4 - Band 3			10.860080
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.867288
	Lincoln Corporate Variable 4 - Band 4			10.867288
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.874500
LVIP AQR Enhanced Global Strategies Fund - Standard Class
	Lincoln CVUL III Jumbo	10.421743	10.604324
	Lincoln CVUL III Super Jumbo	10.411301	10.577818
	Lincoln CVUL III Super Jumbo/0.15%	10.425227	10.613174
	Lincoln CVUL III SC (Elite)	10.386973	10.516225
	Lincoln CVUL III LC (Elite)	10.407822	10.568996
	Lincoln CVUL III LC (Elite)/0.20%	10.421743	10.604324
	Lincoln Corporate Variable 4 - Band 1	10.386973	10.516225
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.202716	10.365897
	Lincoln Corporate Variable 4 - Band 2	10.407822	10.568996
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.421743	10.604324
	Lincoln Corporate Variable 4 - Band 3	10.421743	10.604324
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.216562	10.405950
	Lincoln Corporate Variable 4 - Band 4	10.428711	10.622031
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.435633	10.639727
LVIP Baron Growth Opportunities Fund - Service Class
	Lincoln CVUL	37.841280	35.784598	37.514373	47.399238	45.217037
	Lincoln CVUL/0.35%	20.916193	19.848782	20.881182	26.475710	25.345410
	Lincoln CVUL LC	40.193446	38.123187	40.086055	50.800603	48.607501
	Lincoln CVUL LC/0.20%	21.066003	20.020972	21.093937	26.785586	25.680573
	Lincoln CVUL III Jumbo	38.260266	36.362272	38.311001	48.648221	46.641286
	Lincoln CVUL III Super Jumbo	35.226194	33.428504	35.167229	44.589303	42.685699
	Lincoln CVUL III Super Jumbo/0.15%	17.962460	17.079931	18.004277	22.873684	21.941027
	Lincoln CVUL III SC (Elite)	37.841280	35.784598	37.514373	47.399238	45.217037
	Lincoln CVUL III LC (Elite)	40.193446	38.123187	40.086055	50.800603	48.607501
	Lincoln CVUL III LC (Elite)/0.20%	21.066003	20.020972	21.093937	26.785586	25.680573
	Lincoln Corporate Variable 4 - Band 1	30.906743	29.226955	30.639743	38.713174	36.930869

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.574848	10.035188	10.557157	13.385706	12.814199
	Lincoln Corporate Variable 4 - Band 2	31.990122	30.342386	31.904650	40.432355	38.686859
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.733191	12.101530	12.750077	16.190352	15.522439
	Lincoln Corporate Variable 4 - Band 3	28.979374	27.541782	29.017889	36.847606	35.327494
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.589193	10.073961	10.624462	13.504683	12.960522
	Lincoln Corporate Variable 4 - Band 4	31.429645	29.900404	31.534341	40.083066	38.467970
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	23.502139	22.381000	23.627639	30.062957	28.880476
LVIP Baron Growth Opportunities Fund - Standard Class
	Lincoln CVUL	25.246967	23.934576	25.153885	31.862101	30.470135
	Lincoln CVUL/0.35%	21.167999	20.138041	21.238126	26.996308	25.907487
	Lincoln CVUL LC	25.986856	24.710064	26.046883	33.092301	31.741731
	Lincoln CVUL LC/0.20%	21.319589	20.312718	21.454494	27.312244	26.250049
	Lincoln CVUL III Jumbo	26.492011	25.240859	26.659645	33.938565	32.618668
	Lincoln CVUL III Super Jumbo	26.112188	24.841664	26.198694	33.301810	31.958674
	Lincoln CVUL III Super Jumbo/0.15%	18.102777	17.256459	18.235556	23.226036	22.333928
	Lincoln CVUL III SC (Elite)	25.246967	23.934576	25.153885	31.862101	30.470135
	Lincoln CVUL III LC (Elite)	25.986856	24.710064	26.046883	33.092301	31.741731
	Lincoln CVUL III LC (Elite)/0.20%	21.319589	20.312718	21.454494	27.312244	26.250049
	Lincoln Corporate Variable 4 - Band 1	25.246967	23.934576	25.153885	31.862101	30.470135
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.589321	10.074083	10.624402	13.504941	12.960257
	Lincoln Corporate Variable 4 - Band 2	25.987183	24.710420	26.047258	33.092778	31.742188
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.786440	12.182643	12.867417	16.380579	15.742906
	Lincoln Corporate Variable 4 - Band 3	26.492217	25.241055	26.659852	33.938829	32.618921
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.603690	10.113017	10.692153	13.625054	13.108274
	Lincoln Corporate Variable 4 - Band 4	26.748289	25.510545	26.971440	34.369816	33.066215
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	22.786130	21.753476	23.022219	29.366643	28.281080
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	Lincoln CVUL	16.973270	16.034689	17.828317	20.611959	18.849201
	Lincoln CVUL/0.35%	15.150305	14.362734	16.025303	18.592351	17.061959
	Lincoln CVUL LC	18.761845	17.777638	19.825590	22.989905	21.086985
	Lincoln CVUL LC/0.20%	15.258832	14.487344	16.188592	18.809974	17.287589
	Lincoln CVUL III Jumbo	15.498163	14.714574	16.442503	19.105000	17.558745
	Lincoln CVUL III Super Jumbo	15.275925	14.481824	16.158177	18.746510	17.203430
	Lincoln CVUL III Super Jumbo/0.15%	14.875818	14.130762	15.798027	18.365340	16.887396
	Lincoln CVUL III SC (Elite)	16.973270	16.034689	17.828317	20.611959	18.849201
	Lincoln CVUL III LC (Elite)	18.761845	17.777638	19.825590	22.989905	21.086985
	Lincoln CVUL III LC (Elite)/0.20%	15.258832	14.487344	16.188592	18.809974	17.287589
	Lincoln Corporate Variable 4 - Band 1	14.769677	13.952950	15.513716	17.935965	16.402061
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.135937	9.609032	10.721332	12.438752	11.414882
	Lincoln Corporate Variable 4 - Band 2	15.202558	14.405061	16.064499	18.628514	17.086596
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.245115	10.676561	11.930311	13.862159	12.740239
	Lincoln Corporate Variable 4 - Band 3	15.499288	14.715649	16.443703	19.106395	17.560027
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.149694	9.646170	10.789696	12.549383	11.545250
	Lincoln Corporate Variable 4 - Band 4	15.648114	14.871815	16.634826	19.347793	17.799688
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.831914	14.110213	15.798718	18.393707	16.938879
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	9.263488	7.857502
	Lincoln CVUL III Super Jumbo	9.232550	7.819504
	Lincoln CVUL III SC (Elite)	9.160763	7.731555
	Lincoln CVUL III LC (Elite)	9.222261	7.806879
	Lincoln Corporate Variable 4 - Band 1	9.160763	7.731555
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.064293	7.676999
	Lincoln Corporate Variable 4 - Band 2	9.222261	7.806879
	Lincoln Corporate Variable 4 - Band 2/0.20%	8.887552	7.538624
	Lincoln Corporate Variable 4 - Band 3	9.263488	7.857502
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.076606	7.706698

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 4	9.284170	7.882936
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.305272	7.908779
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	Lincoln CVUL III Jumbo	11.418973	11.074520	11.446828	11.673288	11.681861
	Lincoln CVUL III Super Jumbo	11.340049	10.981488	11.333658	11.540557	11.531723
	Lincoln CVUL III Super Jumbo/0.15%	10.057896	9.759378	10.092517	10.297331	10.310046
	Lincoln CVUL III SC (Elite)	11.158008	10.767441	11.073926	11.236692	11.188862
	Lincoln CVUL III LC (Elite)	11.313864	10.950653	11.296185	11.496652	11.482109
	Lincoln CVUL III LC (Elite)/0.20%	10.042271	9.739347	10.066768	10.265926	10.273465
	Lincoln Corporate Variable 4 - Band 1	11.158008	10.767441	11.073926	11.236692	11.188862
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.876962	9.564662	9.871396	10.051601	10.043907
	Lincoln Corporate Variable 4 - Band 2	11.311382	10.948143	11.293597	11.494017	11.479478
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.482412	9.196424	9.505594	9.693649	9.700772
	Lincoln Corporate Variable 4 - Band 3	11.418973	11.074520	11.446828	11.673288	11.681861
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.890367	9.601623	9.934342	10.141014	10.158615
	Lincoln Corporate Variable 4 - Band 4	11.471895	11.136981	11.522904	11.762624	11.783031
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.525073	11.199800	11.599492	11.852651	11.885101
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	Lincoln CVUL III Jumbo	9.931349	9.522570	10.169655	10.751121
	Lincoln CVUL III Super Jumbo	9.921394	9.498760	10.129025	10.692122
	Lincoln CVUL III Super Jumbo/0.15%	9.934669	9.530520	10.183234	10.770860
	Lincoln CVUL III SC (Elite)	9.898203	9.443432	10.034850	10.555711
	Lincoln CVUL III LC (Elite)	9.918077	9.490836	10.115517	10.672527
	Lincoln CVUL III LC (Elite)/0.20%	9.931349	9.522570	10.169655	10.751121
	Lincoln Corporate Variable 4 - Band 1	9.898203	9.443432	10.034850	10.555711
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.805165	9.387482	10.010364	10.566864
	Lincoln Corporate Variable 4 - Band 2	9.918077	9.490836	10.115517	10.672527
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.931349	9.522570	10.169655	10.751121
	Lincoln Corporate Variable 4 - Band 3	9.931349	9.522570	10.169655	10.751121
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.818476	9.423766	10.074203	10.660865
	Lincoln Corporate Variable 4 - Band 4	9.937991	9.538477	10.196832	10.790635
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.944633	9.554405	10.224070	10.830282
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	Lincoln CVUL		9.058528
	Lincoln CVUL/0.35%		9.079857
	Lincoln CVUL LC		9.076807
	Lincoln CVUL LC/0.20%		9.089014
	Lincoln CVUL III Jumbo		9.089014
	Lincoln CVUL III Super Jumbo		9.079857
	Lincoln CVUL III Super Jumbo/0.15%		9.092068
	Lincoln CVUL III SC (Elite)		9.058528
	Lincoln CVUL III LC (Elite)		9.076807
	Lincoln CVUL III LC (Elite)/0.20%		9.089014
	Lincoln Corporate Variable 4 - Band 1		9.058528
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.079857
	Lincoln Corporate Variable 4 - Band 2		9.076807
	Lincoln Corporate Variable 4 - Band 2/0.20%		9.089014
	Lincoln Corporate Variable 4 - Band 3		9.089014
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.095123
	Lincoln Corporate Variable 4 - Band 4		9.095123
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.101236
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	Lincoln CVUL	14.009135	14.097697	13.815676	17.304465	16.442334
	Lincoln CVUL/0.35%	15.330812	15.481838	15.225327	19.136890	18.247250
	Lincoln CVUL LC	12.619762	12.737709	12.520402	15.729178	14.990456
	Lincoln CVUL LC/0.20%	15.440621	15.616141	15.380458	19.360865	18.488536
	Lincoln CVUL III Jumbo	23.687793	23.957064	23.595501	29.701938	28.363682

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III Super Jumbo	22.034617	22.251683	21.883006	27.505004	26.226345
	Lincoln CVUL III Super Jumbo/0.15%	15.874055	16.062534	15.828029	19.934226	19.045590
	Lincoln CVUL III SC (Elite)	14.009135	14.097697	13.815676	17.304465	16.442334
	Lincoln CVUL III LC (Elite)	12.619762	12.737709	12.520402	15.729178	14.990456
	Lincoln CVUL III LC (Elite)/0.20%	15.440621	15.616141	15.380458	19.360865	18.488536
	Lincoln Corporate Variable 4 - Band 1	20.206285	20.334023	19.927246	24.959353	23.715846
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.453760	10.556741	10.381832	13.049045	12.442418
	Lincoln Corporate Variable 4 - Band 2	20.914482	21.109942	20.749804	26.067644	24.843375
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.361836	12.502362	12.313692	15.500435	14.802044
	Lincoln Corporate Variable 4 - Band 3	19.516940	19.738810	19.440909	24.472152	23.369530
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.467947	10.597538	10.448042	13.165107	12.584521
	Lincoln Corporate Variable 4 - Band 4	20.924215	21.183240	20.884400	26.315288	25.153199
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.904406	18.144196	17.906140	22.585280	21.610876
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	Lincoln CVUL			10.447315	13.026230	12.982024
	Lincoln CVUL/0.35%			10.452704	13.078609	13.079937
	Lincoln CVUL LC			10.451934	13.071113	13.065905
	Lincoln CVUL LC/0.20%			10.455014	13.101121	13.122125
	Lincoln CVUL III Jumbo	11.888136	11.366162	11.599771	14.535610	14.558914
	Lincoln CVUL III Super Jumbo	11.753083	11.220187	11.433635	14.305967	14.307420
	Lincoln CVUL III Super Jumbo/0.15%	12.458894	11.917820	12.168850	15.256340	15.288443
	Lincoln CVUL III SC (Elite)	11.443893	10.886825	11.055173	13.784137	13.737359
	Lincoln CVUL III LC (Elite)	11.708407	11.171947	11.378786	14.230228	14.224558
	Lincoln CVUL III LC (Elite)/0.20%	12.439536	11.893352	12.137797	15.209807	15.234191
	Lincoln Corporate Variable 4 - Band 1	11.443893	10.886825	11.055173	13.784137	13.737359
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.078307	9.621347	9.804380	12.267414	12.268660
	Lincoln Corporate Variable 4 - Band 2	11.709085	11.173207	11.380070	14.231833	14.226162
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.647284	10.179766	10.389011	13.018501	13.039436
	Lincoln Corporate Variable 4 - Band 3	11.887535	11.365423	11.599017	14.534665	14.557968
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.091989	9.658542	9.866916	12.376539	12.408787
	Lincoln Corporate Variable 4 - Band 4	11.979031	11.464531	11.711867	14.690749	14.729026
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.070543	11.563676	11.824968	14.847443	14.901023
LVIP Clarion Global Real Estate Fund - Standard Class
	Lincoln CVUL III Jumbo	10.342466	10.195491	10.295652	11.391489	10.420450
	Lincoln CVUL III Super Jumbo	10.224980	10.064560	10.148214	11.211536	10.240457
	Lincoln CVUL III Super Jumbo/0.15%	15.356054	15.145407	15.301837	16.938981	15.502814
	Lincoln CVUL III SC (Elite)	9.956007	9.765551	9.812347	10.802616	9.832464
	Lincoln CVUL III LC (Elite)	10.185833	10.021013	10.099258	11.151875	10.180870
	Lincoln CVUL III LC (Elite)/0.20%	15.332261	15.114381	15.262856	16.887444	15.447595
	Lincoln Corporate Variable 4 - Band 1	9.956007	9.765551	9.812347	10.802616	9.832464
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.408127	10.244833	10.329986	11.412353	10.423881
	Lincoln Corporate Variable 4 - Band 2	10.185411	10.020701	10.101598	11.154459	10.183228
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.446866	10.298911	10.400527	11.507872	10.524695
	Lincoln Corporate Variable 4 - Band 3	10.337823	10.190912	10.291027	11.386373	10.415770
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.422247	10.284421	10.395845	11.513842	10.542920
	Lincoln Corporate Variable 4 - Band 4	10.421539	10.283723	10.395131	11.513059	10.542200
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.501209	10.372712	10.495565	11.635919	10.665365
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	Lincoln CVUL		9.323365	9.608570	11.262915	10.564663
	Lincoln CVUL/0.35%		9.345312	9.664950	11.368696	10.701294
	Lincoln CVUL LC		9.342174	9.656875	11.353524	10.681668
	Lincoln CVUL LC/0.20%		9.354734	9.689213	11.414334	10.760389
	Lincoln CVUL III Jumbo		9.354734	9.689213	11.414334	10.760389
	Lincoln CVUL III Super Jumbo		9.345312	9.664950	11.368696	10.701294
	Lincoln CVUL III Super Jumbo/0.15%		9.357877	9.697314	11.429588	10.780160
	Lincoln CVUL III SC (Elite)		9.323365	9.608570	11.262915	10.564663
	Lincoln CVUL III LC (Elite)		9.342174	9.656875	11.353524	10.681668

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III LC (Elite)/0.20%		9.354734	9.689213	11.414334	10.760389
	Lincoln Corporate Variable 4 - Band 1		9.323365	9.608570	11.262915	10.564663
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.345312	9.664950	11.368696	10.701294
	Lincoln Corporate Variable 4 - Band 2		9.342174	9.656875	11.353524	10.681668
	Lincoln Corporate Variable 4 - Band 2/0.20%		9.354734	9.689213	11.414334	10.760389
	Lincoln Corporate Variable 4 - Band 3		9.354734	9.689213	11.414334	10.760389
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.361020	9.705422	11.444861	10.799967
	Lincoln Corporate Variable 4 - Band 4		9.361020	9.705422	11.444861	10.799967
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.367312	9.721643	11.475441	10.839654
LVIP Delaware Bond Fund - Standard Class
	Lincoln CVUL	22.964293	22.892554	23.351902	24.202791	23.834259
	Lincoln CVUL/0.35%	12.328581	12.333155	12.624725	13.130606	12.976005
	Lincoln CVUL LC	23.735280	23.730551	24.283487	25.247628	24.938317
	Lincoln CVUL LC/0.20%	12.416878	12.440130	12.753340	13.284282	13.147577
	Lincoln CVUL III Jumbo	18.997960	19.033535	19.512750	20.325097	20.115937
	Lincoln CVUL III Super Jumbo	17.413281	17.419742	17.831564	18.546088	18.327723
	Lincoln CVUL III Super Jumbo/0.15%	11.079010	11.105308	11.390603	11.870745	11.754461
	Lincoln CVUL III SC (Elite)	22.964293	22.892554	23.351902	24.202791	23.834259
	Lincoln CVUL III LC (Elite)	23.735280	23.730551	24.283487	25.247628	24.938317
	Lincoln CVUL III LC (Elite)/0.20%	12.416878	12.440130	12.753340	13.284282	13.147577
	Lincoln Corporate Variable 4 - Band 1	16.658511	16.606470	16.939686	17.556928	17.289592
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.181913	10.185682	10.426466	10.844289	10.716649
	Lincoln Corporate Variable 4 - Band 2	17.241193	17.238968	17.637701	18.335631	18.110687
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.215441	10.234570	10.492250	10.929059	10.816591
	Lincoln Corporate Variable 4 - Band 3	17.127905	17.159978	17.592071	18.324457	18.135885
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.195747	10.225057	10.492981	10.940754	10.838999
	Lincoln Corporate Variable 4 - Band 4	18.033362	18.085205	18.559090	19.351070	19.171094
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.485426	16.549359	16.999987	17.743165	17.595730
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	Lincoln CVUL III Jumbo	10.607279	10.510731	10.725709	10.976261	10.983592
	Lincoln CVUL III Super Jumbo	10.533955	10.422428	10.619659	10.851447	10.842419
	Lincoln CVUL III Super Jumbo/0.15%	10.540299	10.449584	10.668644	10.923323	10.936085
	Lincoln CVUL III SC (Elite)	10.364827	10.219259	10.376268	10.565701	10.520027
	Lincoln CVUL III LC (Elite)	10.509626	10.393159	10.584543	10.810158	10.795765
	Lincoln CVUL III LC (Elite)/0.20%	10.523925	10.428136	10.641424	10.890007	10.897281
	Lincoln Corporate Variable 4 - Band 1	10.364827	10.219259	10.376268	10.565701	10.520027
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.932745	9.827584	10.013558	10.232117	10.223604
	Lincoln Corporate Variable 4 - Band 2	10.509624	10.393157	10.584541	10.810156	10.795763
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.015017	9.923797	10.126777	10.354321	10.352684
	Lincoln Corporate Variable 4 - Band 3	10.607279	10.510731	10.725709	10.976261	10.983592
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.946225	9.865555	10.077408	10.323133	10.340362
	Lincoln Corporate Variable 4 - Band 4	10.656445	10.570015	10.796995	11.060266	11.078726
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.705837	10.629631	10.868754	11.144916	11.174685
LVIP Delaware Social Awareness Fund - Standard Class
	Lincoln CVUL	22.223117	21.921910	23.214090	27.707356	26.258571
	Lincoln CVUL/0.35%	18.770335	18.580870	19.745081	23.649462	22.491475
	Lincoln CVUL LC	21.972843	21.740175	23.090792	27.642937	26.276264
	Lincoln CVUL LC/0.20%	18.904774	18.742052	19.946252	23.926251	22.788905
	Lincoln CVUL III Jumbo	31.815871	31.542021	33.568633	40.266784	38.352646
	Lincoln CVUL III Super Jumbo	29.391648	29.094973	30.917960	37.031659	35.218418
	Lincoln CVUL III Super Jumbo/0.15%	18.648959	18.497691	19.696032	23.637906	22.525510
	Lincoln CVUL III SC (Elite)	22.223117	21.921910	23.214090	27.707356	26.258571
	Lincoln CVUL III LC (Elite)	21.972843	21.740175	23.090792	27.642937	26.276264
	Lincoln CVUL III LC (Elite)/0.20%	18.904774	18.742052	19.946252	23.926251	22.788905
	Lincoln Corporate Variable 4 - Band 1	26.075490	25.722069	27.238248	32.510420	30.810488
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.821998	10.712762	11.383986	13.635048	12.967413
	Lincoln Corporate Variable 4 - Band 2	26.990024	26.707731	28.369233	33.961976	32.282889

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.478249	13.362237	14.220776	17.062167	16.246022
	Lincoln Corporate Variable 4 - Band 3	24.852722	24.638808	26.221880	31.454089	29.958875
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.836681	10.754161	11.456585	13.756318	13.115499
	Lincoln Corporate Variable 4 - Band 4	27.333660	27.125515	28.897235	34.697943	33.081613
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.604124	20.467686	21.826350	26.233876	25.036860
LVIP Delaware Special Opportunities Fund - Standard Class
	Lincoln CVUL III Jumbo	15.428680	15.438102	18.551073	21.800472	18.547388
	Lincoln CVUL III Super Jumbo	15.253443	15.239872	18.285437	21.456120	18.227037
	Lincoln CVUL III Super Jumbo/0.15%	17.049698	17.068646	20.520655	24.127099	20.537108
	Lincoln CVUL III SC (Elite)	14.852253	14.787171	17.680312	20.673624	17.500895
	Lincoln CVUL III LC (Elite)	15.195478	15.174367	18.197746	21.342555	18.121493
	Lincoln CVUL III LC (Elite)/0.20%	17.023220	17.033616	20.468309	24.053531	20.464244
	Lincoln Corporate Variable 4 - Band 1	14.852253	14.787171	17.680312	20.673624	17.500895
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.073172	10.064210	12.075461	14.169338	12.036894
	Lincoln Corporate Variable 4 - Band 2	15.195484	15.174388	18.191349	21.330052	18.110878
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.637970	12.645959	15.195935	17.857734	15.192994
	Lincoln Corporate Variable 4 - Band 3	15.431453	15.440885	18.554417	21.804403	18.550732
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.086847	10.103108	12.152460	14.295370	12.174379
	Lincoln Corporate Variable 4 - Band 4	15.546620	15.571685	18.730302	22.033104	18.764077
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.665460	15.706421	18.911260	22.268214	18.983292
LVIP Delaware Wealth Builder Fund - Standard Class
	Lincoln CVUL	19.466459	19.073111	20.004426	22.306312	20.994918
	Lincoln CVUL/0.35%	14.892144	14.642406	15.411201	17.244771	16.287871
	Lincoln CVUL LC	20.099867	19.752914	20.779646	23.240317	21.939753
	Lincoln CVUL LC/0.20%	14.998820	14.769441	15.568229	17.446619	16.503272
	Lincoln CVUL III Jumbo	23.665064	23.303150	24.563477	27.527192	26.038767
	Lincoln CVUL III Super Jumbo	22.218439	21.845841	22.992850	25.728458	24.300804
	Lincoln CVUL III Super Jumbo/0.15%	14.680164	14.462890	15.252722	17.101589	16.184980
	Lincoln CVUL III SC (Elite)	20.728995	20.310135	21.301852	23.753032	22.356585
	Lincoln CVUL III LC (Elite)	21.571817	21.199456	22.301378	24.942249	23.546441
	Lincoln CVUL III LC (Elite)/0.20%	14.657365	14.433207	15.213813	17.049440	16.127559
	Lincoln Corporate Variable 4 - Band 1	20.284740	19.874857	20.845320	23.243967	21.877448
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.966833	9.799691	10.314221	11.541370	10.900948
	Lincoln Corporate Variable 4 - Band 2	20.995340	20.632935	21.716629	24.288255	22.929046
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.433223	11.258356	11.867257	13.299115	12.580052
	Lincoln Corporate Variable 4 - Band 3	20.009245	19.703233	20.768863	23.274737	22.016247
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.980362	9.837567	10.379993	11.644027	11.025445
	Lincoln Corporate Variable 4 - Band 4	21.417902	21.111457	22.275500	24.988122	23.660629
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.257401	17.027523	17.984376	20.194551	19.140916
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	10.010332	9.593742	9.763547	12.293187	10.295431
	Lincoln CVUL III Super Jumbo	9.955418	9.526804	9.680894	12.170867	10.177696
	Lincoln CVUL III Super Jumbo/0.15%	12.944422	12.411935	12.637936	15.920254	13.339740
	Lincoln CVUL III SC (Elite)	9.828451	9.372425	9.490747	11.890160	9.908187
	Lincoln CVUL III LC (Elite)	9.937180	9.504596	9.653499	12.130364	10.138751
	Lincoln CVUL III LC (Elite)/0.20%	12.924315	12.386457	12.605691	15.871704	13.292407
	Lincoln Corporate Variable 4 - Band 1	9.828451	9.372425	9.490747	11.890160	9.908187
	Lincoln Corporate Variable 4 - Band 1/0.35%	8.932301	8.547736	8.685990	10.920069	9.131736
	Lincoln Corporate Variable 4 - Band 2	9.937181	9.504600	9.653504	12.130370	10.138756
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.856920	9.446715	9.613917	12.104790	10.137650
	Lincoln Corporate Variable 4 - Band 3	10.010332	9.593742	9.763547	12.293187	10.295431
	Lincoln Corporate Variable 4 - Band 3/0.10%	8.944436	8.580786	8.741396	11.017210	9.236053
	Lincoln Corporate Variable 4 - Band 4	10.047110	9.638628	9.819039	12.375416	10.374677
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.083991	9.683694	9.874816	12.458153	10.454500
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	Lincoln CVUL	19.187718	18.671984	21.213524	25.463322	23.441465
	Lincoln CVUL/0.35%	18.471184	18.037751	20.564776	24.771093	22.884197

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL LC	19.750500	19.277403	21.967118	26.447054	24.420274
	Lincoln CVUL LC/0.20%	18.603472	18.194214	20.774281	25.060987	23.186780
	Lincoln CVUL III Jumbo	20.133863	19.690937	22.483250	27.122596	25.094210
	Lincoln CVUL III Super Jumbo	19.845199	19.379524	22.094527	26.613740	24.586483
	Lincoln CVUL III Super Jumbo/0.15%	18.258668	17.865928	20.409638	24.633406	22.802580
	Lincoln CVUL III SC (Elite)	19.187718	18.671984	21.213524	25.463322	23.441465
	Lincoln CVUL III LC (Elite)	19.750500	19.277403	21.967118	26.447054	24.420274
	Lincoln CVUL III LC (Elite)/0.20%	18.603472	18.194214	20.774281	25.060987	23.186780
	Lincoln Corporate Variable 4 - Band 1	19.187831	18.672094	21.213649	25.463473	23.441603
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.719362	10.467828	11.934334	14.375381	13.280361
	Lincoln Corporate Variable 4 - Band 2	19.748726	19.275677	21.965280	26.444936	24.418319
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.150471	12.861170	14.684985	17.715183	16.390417
	Lincoln Corporate Variable 4 - Band 3	20.133311	19.690393	22.482628	27.121847	25.093516
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.733906	10.508278	12.010423	14.503221	13.432017
	Lincoln Corporate Variable 4 - Band 4	20.328633	19.901320	22.746189	27.467225	25.438504
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.230755	18.845361	21.560821	26.061862	24.161102
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	Lincoln CVUL III Jumbo			11.281603	13.320283	12.012249
	Lincoln CVUL III Super Jumbo			11.270381	13.287101	11.964354
	Lincoln CVUL III Super Jumbo/0.15%			11.285346	13.331363	12.028256
	Lincoln CVUL III SC (Elite)			11.244241	13.209995	11.853340
	Lincoln CVUL III LC (Elite)			11.266643	13.276058	11.948432
	Lincoln CVUL III LC (Elite)/0.20%			11.281603	13.320283	12.012249
	Lincoln Corporate Variable 4 - Band 1			11.244241	13.209995	11.853340
	Lincoln Corporate Variable 4 - Band 1/0.35%			11.270381	13.287101	11.964354
	Lincoln Corporate Variable 4 - Band 2			11.266643	13.276058	11.948432
	Lincoln Corporate Variable 4 - Band 2/0.20%			11.281603	13.320283	12.012249
	Lincoln Corporate Variable 4 - Band 3			11.281603	13.320283	12.012249
	Lincoln Corporate Variable 4 - Band 3/0.10%			11.289090	13.342451	12.044285
	Lincoln Corporate Variable 4 - Band 4			11.289090	13.342451	12.044285
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.296582	13.364693	12.076441
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	14.569181	13.433155	14.898672	17.719074	16.306167
	Lincoln CVUL III Super Jumbo	14.489298	13.339466	14.772595	17.542814	16.119751
	Lincoln CVUL III Super Jumbo/0.15%	16.696893	15.402664	17.091588	20.337280	18.724964
	Lincoln CVUL III SC (Elite)	14.304601	13.123387	14.482546	17.138324	15.693021
	Lincoln CVUL III LC (Elite)	14.462767	13.308381	14.730807	17.484451	16.058087
	Lincoln CVUL III LC (Elite)/0.20%	16.670966	15.371054	17.047989	20.275270	18.658533
	Lincoln Corporate Variable 4 - Band 1	14.304601	13.123387	14.482546	17.138324	15.693021
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.204724	9.394904	10.404249	12.355297	11.353042
	Lincoln Corporate Variable 4 - Band 2	14.462768	13.308388	14.730806	17.484449	16.058086
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.852545	10.928348	12.120599	14.415097	13.265645
	Lincoln Corporate Variable 4 - Band 3	14.569181	13.433155	14.898672	17.719074	16.306167
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.218575	9.431218	10.470596	12.465189	11.482706
	Lincoln Corporate Variable 4 - Band 4	14.622681	13.495980	14.983320	17.837564	16.431640
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.676415	13.559137	15.068492	17.956897	16.558127
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	Lincoln CVUL III Jumbo	11.028894	11.041362	11.251679	11.559664	11.519360
	Lincoln CVUL III Super Jumbo	10.968423	10.964363	11.156468	11.444669	11.387672
	Lincoln CVUL III Super Jumbo/0.15%	10.567988	10.585226	10.792249	11.093203	11.060054
	Lincoln CVUL III SC (Elite)	10.828608	10.786778	10.937427	11.180774	11.086221
	Lincoln CVUL III LC (Elite)	10.948339	10.938816	11.124910	11.406592	11.344111
	Lincoln CVUL III LC (Elite)/0.20%	10.551570	10.563499	10.764713	11.059369	11.020810
	Lincoln Corporate Variable 4 - Band 1	10.828608	10.786778	10.937427	11.180774	11.086221
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.137722	10.133970	10.311526	10.577900	10.525220
	Lincoln Corporate Variable 4 - Band 2	10.948341	10.938870	11.125026	11.406711	11.344230
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.098475	10.109239	10.301392	10.582383	10.544179

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 3	11.028894	11.041362	11.251679	11.559664	11.519360
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.151478	10.173123	10.377272	10.671988	10.645419
	Lincoln Corporate Variable 4 - Band 4	11.069393	11.092994	11.315603	11.636968	11.607996
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.110033	11.144861	11.379885	11.714783	11.697309
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	11.443279	10.503955	10.736678	13.008713	11.795697
	Lincoln CVUL III Super Jumbo	11.313300	10.369068	10.582917	12.803209	11.591943
	Lincoln CVUL III Super Jumbo/0.15%	14.783414	13.576706	13.884449	16.831004	15.269211
	Lincoln CVUL III SC (Elite)	11.015724	10.061027	10.232646	12.336231	11.130095
	Lincoln CVUL III LC (Elite)	11.270303	10.324493	10.532155	12.735432	11.524811
	Lincoln CVUL III LC (Elite)/0.20%	14.760453	13.548838	13.849023	16.779674	15.215029
	Lincoln Corporate Variable 4 - Band 1	11.015724	10.061027	10.232646	12.336231	11.130095
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.392535	8.608615	8.786157	10.629489	9.623871
	Lincoln Corporate Variable 4 - Band 2	11.270302	10.324492	10.532154	12.735431	11.524810
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.839917	9.950120	10.170573	12.322812	11.173753
	Lincoln Corporate Variable 4 - Band 3	11.443028	10.503714	10.736433	13.008415	11.795427
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.405293	8.641900	8.842206	10.724053	9.733808
	Lincoln Corporate Variable 4 - Band 4	11.530759	10.594852	10.840424	13.147543	11.933517
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.618893	10.686521	10.945158	13.287839	12.072930
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	Lincoln CVUL III Jumbo	10.097983	9.799472	9.911223	10.953671	10.536804
	Lincoln CVUL III Super Jumbo	10.087861	9.774969	9.871623	10.893561	10.463270
	Lincoln CVUL III Super Jumbo/0.15%	10.101359	9.807653	9.924457	10.973781	10.561430
	Lincoln CVUL III SC (Elite)	10.064284	9.718035	9.779839	10.754582	10.293679
	Lincoln CVUL III LC (Elite)	10.084489	9.766815	9.858458	10.873597	10.438872
	Lincoln CVUL III LC (Elite)/0.20%	10.097983	9.799472	9.911223	10.953671	10.536804
	Lincoln Corporate Variable 4 - Band 1	10.064284	9.718035	9.779839	10.754582	10.293679
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.923608	9.615811	9.710891	10.716189	10.292904
	Lincoln Corporate Variable 4 - Band 2	10.084489	9.766815	9.858458	10.873597	10.438872
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.097983	9.799472	9.911223	10.953671	10.536804
	Lincoln Corporate Variable 4 - Band 3	10.097983	9.799472	9.911223	10.953671	10.536804
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.937077	9.652975	9.772823	10.811517	10.410468
	Lincoln Corporate Variable 4 - Band 4	10.104736	9.815840	9.937710	10.993928	10.586113
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.111474	9.832216	9.964242	11.034260	10.635582
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL	17.334001	16.869593	17.593035	19.303902	18.315667
	Lincoln CVUL/0.35%	13.914126	13.588831	14.221254	15.658914	14.909384
	Lincoln CVUL LC	17.841872	17.416038	18.217470	20.049095	19.079880
	Lincoln CVUL LC/0.20%	14.013782	13.706706	14.366142	15.842184	15.106531
	Lincoln CVUL III Jumbo	18.188668	17.790109	18.645999	20.561774	19.606960
	Lincoln CVUL III Super Jumbo	17.927937	17.508803	18.323661	20.176043	19.210297
	Lincoln CVUL III Super Jumbo/0.15%	12.970023	12.692163	13.309440	14.684249	14.009371
	Lincoln CVUL III SC (Elite)	17.334001	16.869593	17.593035	19.303902	18.315667
	Lincoln CVUL III LC (Elite)	17.841872	17.416038	18.217470	20.049095	19.079880
	Lincoln CVUL III LC (Elite)/0.20%	14.013782	13.706706	14.366142	15.842184	15.106531
	Lincoln Corporate Variable 4 - Band 1	17.334001	16.869593	17.593035	19.303902	18.315667
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.125600	9.888876	10.349103	11.395318	10.849870
	Lincoln Corporate Variable 4 - Band 2	17.841730	17.415830	18.218679	20.053583	19.084151
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.933413	10.693915	11.208399	12.360033	11.786196
	Lincoln Corporate Variable 4 - Band 3	18.192714	17.794148	18.650232	20.566441	19.611410
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.139341	9.927098	10.415102	11.496683	10.973789
	Lincoln Corporate Variable 4 - Band 4	18.364590	17.980151	18.864033	20.823012	19.875939
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.689565	17.336589	18.207027	20.117878	19.222091
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL	16.126402	15.422967	16.042745	18.421497	17.134909
	Lincoln CVUL/0.35%	13.795900	13.240400	13.820743	15.925638	14.865324

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL LC	16.598861	15.922533	16.612132	19.132590	17.849830
	Lincoln CVUL LC/0.20%	13.894719	13.355266	13.961564	16.112041	15.061902
	Lincoln CVUL III Jumbo	16.921657	16.264685	17.003064	19.622018	18.343109
	Lincoln CVUL III Super Jumbo	16.679051	16.007459	16.709086	19.253874	17.971970
	Lincoln CVUL III Super Jumbo/0.15%	13.182044	12.676599	13.258712	15.308578	14.317967
	Lincoln CVUL III SC (Elite)	16.126402	15.422967	16.042745	18.421497	17.134909
	Lincoln CVUL III LC (Elite)	16.598861	15.922533	16.612132	19.132590	17.849830
	Lincoln CVUL III LC (Elite)/0.20%	13.894719	13.355266	13.961564	16.112041	15.061902
	Lincoln Corporate Variable 4 - Band 1	16.126402	15.422967	16.042745	18.421497	17.134909
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.935460	9.535403	9.953352	11.469244	10.705633
	Lincoln Corporate Variable 4 - Band 2	16.598625	15.922253	16.612190	19.132412	17.849664
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.874465	10.452258	10.926776	12.609925	11.788265
	Lincoln Corporate Variable 4 - Band 3	16.922882	16.265865	17.004297	19.623441	18.344439
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.948946	9.572257	10.016824	11.571257	10.827902
	Lincoln Corporate Variable 4 - Band 4	17.085352	16.438462	17.201916	19.871349	18.594783
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.978587	15.388988	16.119807	18.639937	17.459937
LVIP Global Income Fund - Standard Class
	Lincoln CVUL III Jumbo	12.616356	12.336630	12.374496	12.972766	13.193203
	Lincoln CVUL III Super Jumbo	12.510431	12.214713	12.233841	12.806092	13.004177
	Lincoln CVUL III Super Jumbo/0.15%	10.590811	10.361175	10.398174	10.906346	11.097216
	Lincoln CVUL III SC (Elite)	12.266713	11.934902	11.911830	12.425461	12.573576
	Lincoln CVUL III LC (Elite)	12.475320	12.174343	12.187313	12.751011	12.941772
	Lincoln CVUL III LC (Elite)/0.20%	10.574358	10.339907	10.371644	10.873082	11.057841
	Lincoln Corporate Variable 4 - Band 1	12.266713	11.934902	11.911830	12.425461	12.573576
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.929613	9.694900	9.710082	10.164281	10.321503
	Lincoln Corporate Variable 4 - Band 2	12.475323	12.174345	12.187315	12.751014	12.941775
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.931066	9.710864	9.740664	10.211599	10.385117
	Lincoln Corporate Variable 4 - Band 3	12.616356	12.336630	12.374496	12.972766	13.193203
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.943089	9.732364	9.772002	10.254696	10.439381
	Lincoln Corporate Variable 4 - Band 4	12.687472	12.418582	12.469152	13.085083	13.320723
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.759025	12.501119	12.564591	13.198417	13.449559
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL	16.896655	16.212674	16.798661	19.069879	17.908394
	Lincoln CVUL/0.35%	13.784788	13.273168	13.801116	15.721960	14.816171
	Lincoln CVUL LC	17.391303	16.737454	17.394500	19.805573	18.655181
	Lincoln CVUL LC/0.20%	13.883525	13.388315	13.941734	15.905977	15.012095
	Lincoln CVUL III Jumbo	17.729833	17.097429	17.804168	20.312588	19.171064
	Lincoln CVUL III Super Jumbo	17.475657	16.827051	17.496357	19.931507	18.783192
	Lincoln CVUL III Super Jumbo/0.15%	13.091036	12.630408	13.159074	15.020554	14.183523
	Lincoln CVUL III SC (Elite)	16.896655	16.212674	16.798661	19.069879	17.908394
	Lincoln CVUL III LC (Elite)	17.391303	16.737454	17.394500	19.805573	18.655181
	Lincoln CVUL III LC (Elite)/0.20%	13.883525	13.388315	13.941734	15.905977	15.012095
	Lincoln Corporate Variable 4 - Band 1	16.896655	16.212674	16.798661	19.069879	17.908394
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.976091	9.605830	9.987908	11.378029	10.722506
	Lincoln Corporate Variable 4 - Band 2	17.391748	16.737882	17.394926	19.807874	18.657348
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.915705	10.526500	10.961633	12.506016	11.805729
	Lincoln Corporate Variable 4 - Band 3	17.728990	17.096513	17.803214	20.311499	19.170036
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.989632	9.642955	10.051599	11.479231	10.844966
	Lincoln Corporate Variable 4 - Band 4	17.901333	17.280089	18.012376	20.570679	19.434082
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.956582	16.384527	17.095945	19.543611	18.482241
LVIP Goldman Sachs Income Builder Fund - Standard Class
	Lincoln CVUL III Jumbo	10.071118	9.664107	10.506627	11.316835	10.795580
	Lincoln CVUL III Super Jumbo	10.061024	9.639944	10.464655	11.254738	10.720248
	Lincoln CVUL III Super Jumbo/0.15%	10.074485	9.672175	10.520655	11.337610	10.820808
	Lincoln CVUL III SC (Elite)	10.037511	9.583799	10.367371	11.111167	10.546509
	Lincoln CVUL III LC (Elite)	10.057662	9.631904	10.450702	11.234115	10.695255
	Lincoln CVUL III LC (Elite)/0.20%	10.071118	9.664107	10.506627	11.316835	10.795580

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1	10.037511	9.583799	10.367371	11.111167	10.546509
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.836161	9.424492	10.230771	11.003196	10.480652
	Lincoln Corporate Variable 4 - Band 2	10.057662	9.631904	10.450702	11.234115	10.695255
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.071118	9.664107	10.506627	11.316835	10.795580
	Lincoln Corporate Variable 4 - Band 3	10.071118	9.664107	10.506627	11.316835	10.795580
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.849513	9.460918	10.296010	11.101068	10.600349
	Lincoln Corporate Variable 4 - Band 4	10.077853	9.680249	10.534701	11.358423	10.846095
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.084588	9.696413	10.562842	11.400146	10.896830
LVIP Government Money Market Fund - Standard Class
	Lincoln CVUL	12.144533	12.062537	11.981852	11.947169	12.029205
	Lincoln CVUL/0.35%	9.849257	9.817088	9.785615	9.791519	9.893301
	Lincoln CVUL LC	12.525338	12.478150	12.431926	12.433184	12.556168
	Lincoln CVUL LC/0.20%	9.919622	9.902035	9.885104	9.905896	10.023913
	Lincoln CVUL III Jumbo	11.525209	11.504775	11.485105	11.509262	11.646376
	Lincoln CVUL III Super Jumbo	11.288891	11.251986	11.215911	11.222656	11.339334
	Lincoln CVUL III Super Jumbo/0.15%	9.961437	9.948750	9.936707	9.962587	10.086316
	Lincoln CVUL III SC (Elite)	12.144533	12.062537	11.981852	11.947169	12.029205
	Lincoln CVUL III LC (Elite)	12.525338	12.478150	12.431926	12.433184	12.556168
	Lincoln CVUL III LC (Elite)/0.20%	9.919622	9.902035	9.885104	9.905896	10.023913
	Lincoln Corporate Variable 4 - Band 1	10.842152	10.768949	10.696917	10.665953	10.739192
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.982251	9.949618	9.917718	9.923682	10.026856
	Lincoln Corporate Variable 4 - Band 2	11.218148	11.175885	11.134479	11.135540	11.245718
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.971266	9.953588	9.936569	9.957469	10.076096
	Lincoln Corporate Variable 4 - Band 3	11.432532	11.412262	11.392793	11.416757	11.552768
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.995816	9.988078	9.980976	10.011977	10.141388
	Lincoln Corporate Variable 4 - Band 4	11.600661	11.592348	11.583108	11.619088	11.769270
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.409284	11.411857	11.415153	11.462064	11.621836
LVIP JPMorgan High Yield Fund - Standard Class
	Lincoln CVUL III Jumbo	14.019514	13.440493	15.192757	16.189090	15.696200
	Lincoln CVUL III Super Jumbo	13.922627	13.327596	15.042571	16.005039	15.494492
	Lincoln CVUL III Super Jumbo/0.15%	12.853361	12.328668	13.942947	14.864746	14.419384
	Lincoln CVUL III SC (Elite)	13.699150	13.067839	14.697882	15.583676	15.033857
	Lincoln CVUL III LC (Elite)	13.890480	13.290174	14.992840	15.944154	15.427833
	Lincoln CVUL III LC (Elite)/0.20%	12.833399	12.303366	13.907380	14.819419	14.368230
	Lincoln Corporate Variable 4 - Band 1	13.699150	13.067839	14.697882	15.583676	15.033857
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.778642	9.360718	10.565241	11.241236	10.882650
	Lincoln Corporate Variable 4 - Band 2	13.891884	13.291131	14.993896	15.945707	15.429336
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.348483	9.921037	11.214615	11.950065	11.586234
	Lincoln Corporate Variable 4 - Band 3	14.019514	13.440493	15.192757	16.189090	15.696200
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.791913	9.396892	10.632605	11.341217	11.006921
	Lincoln Corporate Variable 4 - Band 4	14.084479	13.516302	15.293706	16.312945	15.832103
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.149750	13.592515	15.395342	16.437792	15.969237
LVIP JPMorgan Retirement Income Fund - Standard Class
	Lincoln CVUL III Jumbo					9.837984
	Lincoln CVUL III Super Jumbo					9.836286
	Lincoln CVUL III Super Jumbo/0.15%					9.838550
	Lincoln CVUL III SC (Elite)					9.832325
	Lincoln CVUL III LC (Elite)					9.835720
	Lincoln CVUL III LC (Elite)/0.20%					9.837984
	Lincoln Corporate Variable 4 - Band 1					9.832325
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.836286
	Lincoln Corporate Variable 4 - Band 2					9.835720
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.837984
	Lincoln Corporate Variable 4 - Band 3					9.837984
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.839117
	Lincoln Corporate Variable 4 - Band 4					9.839117
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.840249

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	14.362628	13.224779	14.519553	16.618742	14.628235
	Lincoln CVUL III Super Jumbo	14.199478	13.054946	14.311618	16.356205	14.375550
	Lincoln CVUL III Super Jumbo/0.15%	16.213637	14.936616	16.407185	18.788669	16.546535
	Lincoln CVUL III SC (Elite)	13.825958	12.667097	13.837937	15.759627	13.802789
	Lincoln CVUL III LC (Elite)	14.145507	12.998821	14.242970	16.269618	14.292295
	Lincoln CVUL III LC (Elite)/0.20%	16.188457	14.905960	16.365330	18.731376	16.487828
	Lincoln Corporate Variable 4 - Band 1	13.825958	12.667097	13.837937	15.759627	13.802789
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.420390	9.580467	10.502685	12.003120	10.549602
	Lincoln Corporate Variable 4 - Band 2	14.145511	12.998825	14.242974	16.269623	14.292300
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.890761	10.948740	12.020677	13.758588	12.110655
	Lincoln Corporate Variable 4 - Band 3	14.365735	13.228961	14.524143	16.623996	14.632860
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.434528	9.617496	10.569657	12.109881	10.670093
	Lincoln Corporate Variable 4 - Band 4	14.472435	13.339226	14.659850	16.796103	14.799153
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.582634	13.454249	14.801045	16.974623	14.971491
LVIP Loomis Sayles Global Growth Fund - Standard Class
	Lincoln CVUL III Jumbo					9.376594
	Lincoln CVUL III Super Jumbo					9.367187
	Lincoln CVUL III Super Jumbo/0.15%					9.379732
	Lincoln CVUL III SC (Elite)					9.345275
	Lincoln CVUL III LC (Elite)					9.364054
	Lincoln CVUL III LC (Elite)/0.20%					9.376594
	Lincoln Corporate Variable 4 - Band 1					9.345275
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.367187
	Lincoln Corporate Variable 4 - Band 2					9.364054
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.376594
	Lincoln Corporate Variable 4 - Band 3					9.376594
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.382870
	Lincoln Corporate Variable 4 - Band 4					9.382870
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.389151
LVIP MFS International Growth Fund - Standard Class
	Lincoln CVUL III Jumbo	10.114050	10.224285	10.373416	13.651116	12.501483
	Lincoln CVUL III Super Jumbo	9.999165	10.092991	10.224864	13.435480	12.285549
	Lincoln CVUL III Super Jumbo/0.15%	13.193393	13.343864	13.545265	17.834083	16.340355
	Lincoln CVUL III SC (Elite)	9.736146	9.793155	9.886458	12.945474	11.796086
	Lincoln CVUL III LC (Elite)	9.961160	10.049602	10.175821	13.364361	12.214402
	Lincoln CVUL III LC (Elite)/0.20%	13.172902	13.316476	13.510709	17.779703	16.282380
	Lincoln Corporate Variable 4 - Band 1	9.736146	9.793155	9.886458	12.945474	11.796086
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.222781	9.309322	9.430956	12.392284	11.331639
	Lincoln Corporate Variable 4 - Band 2	9.961105	10.049546	10.175760	13.364279	12.214327
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.035751	10.145133	10.293110	13.545436	12.396502
	Lincoln Corporate Variable 4 - Band 3	10.109559	10.219937	10.369006	13.645313	12.496169
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.235308	9.345311	9.491104	12.502502	11.461065
	Lincoln Corporate Variable 4 - Band 4	10.191372	10.312758	10.473648	13.796799	12.647552
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.269345	10.402178	10.575025	13.944258	12.795526
LVIP MFS Value Fund - Standard Class
	Lincoln CVUL III Jumbo	15.433702	15.319456	17.438722	20.471911	18.389157
	Lincoln CVUL III Super Jumbo	15.258433	15.122777	17.189044	20.148580	18.071575
	Lincoln CVUL III Super Jumbo/0.15%	18.297220	18.170862	20.694927	24.306623	21.844664
	Lincoln CVUL III SC (Elite)	14.857167	14.673618	16.620268	19.413851	17.351705
	Lincoln CVUL III LC (Elite)	15.200453	15.057780	17.106615	20.041941	17.966937
	Lincoln CVUL III LC (Elite)/0.20%	18.268811	18.133578	20.642145	24.233035	21.768177
	Lincoln Corporate Variable 4 - Band 1	14.857167	14.673618	16.620268	19.413851	17.351705
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.576561	10.482530	11.914787	13.966224	12.526523
	Lincoln Corporate Variable 4 - Band 2	15.200558	15.057885	17.106633	20.041258	17.966325
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.921148	12.825500	14.599757	17.139151	15.395464
	Lincoln Corporate Variable 4 - Band 3	15.433692	15.319465	17.438732	20.471923	18.389168

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.590911	10.523031	11.990749	14.090423	12.669579
	Lincoln Corporate Variable 4 - Band 4	15.551665	15.451995	17.607185	20.690338	18.603969
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.670632	15.585779	17.777391	20.911238	18.821420
LVIP Mondrian International Value Fund - Standard Class
	Lincoln CVUL III Jumbo	26.654468	25.592748	26.566055	32.170764	28.421935
	Lincoln CVUL III Super Jumbo	24.381337	23.375049	24.227655	29.295081	25.842533
	Lincoln CVUL III Super Jumbo/0.15%	13.323005	12.798716	13.292101	16.104415	14.234903
	Lincoln CVUL III SC (Elite)	23.208315	22.172644	22.901114	27.594400	24.257176
	Lincoln CVUL III LC (Elite)	24.159459	23.150742	23.983174	28.984979	25.556188
	Lincoln CVUL III LC (Elite)/0.20%	13.302311	12.772443	13.258188	16.055305	14.184427
	Lincoln Corporate Variable 4 - Band 1	21.112814	20.170656	20.833351	25.102876	22.066973
	Lincoln Corporate Variable 4 - Band 1/0.35%	8.954687	8.585102	8.898243	10.759389	9.491350
	Lincoln Corporate Variable 4 - Band 2	21.852812	20.941270	21.697768	26.222947	23.120891
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.840540	10.408732	10.804582	13.084053	11.559380
	Lincoln Corporate Variable 4 - Band 3	18.515001	17.777497	18.453583	22.346783	19.742734
	Lincoln Corporate Variable 4 - Band 3/0.10%	8.966854	8.618299	8.955005	10.855106	9.599771
	Lincoln Corporate Variable 4 - Band 4	22.018480	21.162591	21.989390	26.655161	23.572637
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.691114	14.134186	14.701084	17.838225	15.791125
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	9.977671	9.283553	9.811581	11.810166	10.817622
	Lincoln CVUL III Super Jumbo	9.967670	9.260338	9.772380	11.745362	10.742128
	Lincoln CVUL III Super Jumbo/0.15%	9.981007	9.291304	9.824683	11.831847	10.842904
	Lincoln CVUL III SC (Elite)	9.944372	9.206394	9.681518	11.595530	10.568016
	Lincoln CVUL III LC (Elite)	9.964338	9.252613	9.759348	11.723839	10.717082
	Lincoln CVUL III LC (Elite)/0.20%	9.977671	9.283553	9.811581	11.810166	10.817622
	Lincoln Corporate Variable 4 - Band 1	9.944372	9.206394	9.681518	11.595530	10.568016
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.695974	9.007922	9.506007	11.425210	10.449322
	Lincoln Corporate Variable 4 - Band 2	9.964338	9.252613	9.759348	11.723839	10.717082
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.977671	9.283553	9.811581	11.810166	10.817622
	Lincoln Corporate Variable 4 - Band 3	9.977671	9.283553	9.811581	11.810166	10.817622
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.709138	9.042746	9.566636	11.526839	10.568676
	Lincoln Corporate Variable 4 - Band 4	9.984344	9.299062	9.837802	11.853567	10.868245
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.991016	9.314621	9.864107	11.897186	10.919158
LVIP PIMCO Low Duration Bond Fund - Standard Class
	Lincoln CVUL III Jumbo	10.006684	10.153300	10.399277	10.552908	10.653558
	Lincoln CVUL III Super Jumbo	9.996655	10.127923	10.357738	10.495003	10.579222
	Lincoln CVUL III Super Jumbo/0.15%	10.010029	10.161774	10.413161	10.572282	10.678455
	Lincoln CVUL III SC (Elite)	9.973291	10.068953	10.261456	10.361120	10.407775
	Lincoln CVUL III LC (Elite)	9.993314	10.119476	10.343928	10.475771	10.554557
	Lincoln CVUL III LC (Elite)/0.20%	10.006684	10.153300	10.399277	10.552908	10.653558
	Lincoln Corporate Variable 4 - Band 1	9.973291	10.068953	10.261456	10.361120	10.407775
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.997065	10.128340	10.358165	10.495435	10.579657
	Lincoln Corporate Variable 4 - Band 2	9.993314	10.119476	10.343928	10.475771	10.554557
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.006684	10.153300	10.399277	10.552908	10.653558
	Lincoln Corporate Variable 4 - Band 3	10.006684	10.153300	10.399277	10.552908	10.653558
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.010632	10.167469	10.424207	10.588789	10.700476
	Lincoln Corporate Variable 4 - Band 4	10.013375	10.170254	10.427062	10.591689	10.703407
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.020082	10.187249	10.454934	10.630626	10.753501
LVIP SSGA Bond Index Fund - Standard Class
	Lincoln CVUL III Jumbo	12.989425	12.996177	13.265539	13.660550	13.589273
	Lincoln CVUL III Super Jumbo	12.860794	12.848194	13.094836	13.464556	13.374226
	Lincoln CVUL III Super Jumbo/0.15%	10.729795	10.740741	10.968837	11.301107	11.247763
	Lincoln CVUL III SC (Elite)	12.565583	12.509416	12.705018	13.018097	12.885585
	Lincoln CVUL III LC (Elite)	12.818307	12.799348	13.038532	13.399962	13.303412
	Lincoln CVUL III LC (Elite)/0.20%	10.713127	10.718696	10.940854	11.266643	11.207856
	Lincoln Corporate Variable 4 - Band 1	12.565583	12.509416	12.705018	13.018097	12.885585

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.218463	10.208452	10.404419	10.698178	10.626407
	Lincoln Corporate Variable 4 - Band 2	12.818251	12.799292	13.038476	13.399906	13.303357
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.230899	10.234907	10.446869	10.757948	10.701816
	Lincoln Corporate Variable 4 - Band 3	12.988258	12.995122	13.264462	13.659441	13.588170
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.232327	10.247846	10.470755	10.793321	10.747982
	Lincoln Corporate Variable 4 - Band 4	13.075893	13.095779	13.380574	13.792794	13.734554
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.162930	13.196136	13.496602	13.926312	13.881382
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	13.210652	13.059798	13.686096	15.122344	14.436967
	Lincoln CVUL III Super Jumbo	13.124248	12.954930	13.555858	14.955997	14.256752
	Lincoln CVUL III Super Jumbo/0.15%	12.401720	12.266235	12.860905	14.217658	13.580074
	Lincoln CVUL III SC (Elite)	12.924829	12.713501	13.256764	14.574931	13.844947
	Lincoln CVUL III LC (Elite)	13.095573	12.920162	13.512721	14.900955	14.197182
	Lincoln CVUL III LC (Elite)/0.20%	12.382457	12.241060	12.828095	14.174302	13.531892
	Lincoln Corporate Variable 4 - Band 1	12.924829	12.713501	13.256764	14.574931	13.844947
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.062207	9.932393	10.393117	11.466587	10.930485
	Lincoln Corporate Variable 4 - Band 2	13.095573	12.920162	13.512721	14.900955	14.197182
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.691473	10.569386	11.076260	12.238584	11.683882
	Lincoln Corporate Variable 4 - Band 3	13.210652	13.059798	13.686096	15.122344	14.436967
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.075863	9.970773	10.459384	11.568571	11.055311
	Lincoln Corporate Variable 4 - Band 4	13.268569	13.130180	13.773616	15.234267	14.558372
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.326798	13.200997	13.861753	15.347083	14.680861
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	13.213568	12.941828	13.799359	15.107076	14.321583
	Lincoln CVUL III Super Jumbo	13.127145	12.837908	13.668043	14.940896	14.142808
	Lincoln CVUL III Super Jumbo/0.15%	12.446245	12.196383	13.011022	14.251152	13.516921
	Lincoln CVUL III SC (Elite)	12.927681	12.598656	13.366473	14.560212	13.734292
	Lincoln CVUL III LC (Elite)	13.098463	12.803453	13.624549	14.885910	14.083713
	Lincoln CVUL III LC (Elite)/0.20%	12.426913	12.171351	12.977830	14.207693	13.468963
	Lincoln Corporate Variable 4 - Band 1	12.927681	12.598656	13.366473	14.560212	13.734292
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.085677	9.863454	10.501253	11.479195	10.866018
	Lincoln Corporate Variable 4 - Band 2	13.098491	12.803471	13.624567	14.885929	14.083732
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.829041	10.606340	11.309110	12.380826	11.737088
	Lincoln Corporate Variable 4 - Band 3	13.213568	12.941828	13.799359	15.107076	14.321583
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.099365	9.901568	10.568208	11.581291	10.990108
	Lincoln Corporate Variable 4 - Band 4	13.271499	13.011576	13.887603	15.218888	14.442019
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.329839	13.081864	13.976587	15.331717	14.563646
LVIP SSGA Developed International 150 Fund - Standard Class
	Lincoln CVUL III Jumbo	10.461680	9.992085	10.942212	13.494992	11.416631
	Lincoln CVUL III Super Jumbo	10.358005	9.878226	10.801322	13.301281	11.235872
	Lincoln CVUL III Super Jumbo/0.15%	14.278747	13.644640	14.949550	18.446442	15.613321
	Lincoln CVUL III SC (Elite)	10.120073	9.617570	10.479590	12.860027	10.825148
	Lincoln CVUL III LC (Elite)	10.323676	9.840561	10.754763	13.237330	11.176257
	Lincoln CVUL III LC (Elite)/0.20%	14.256567	13.616631	14.911409	18.390176	15.557925
	Lincoln Corporate Variable 4 - Band 1	10.120073	9.617570	10.479590	12.860027	10.825148
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.156359	8.732240	9.548247	11.758182	9.932384
	Lincoln Corporate Variable 4 - Band 2	10.323676	9.840561	10.754763	13.237330	11.176257
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.568859	11.049556	12.100236	14.906468	12.597981
	Lincoln Corporate Variable 4 - Band 3	10.452456	9.983278	10.932567	13.483097	11.406568
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.168798	8.766004	9.609144	11.862772	10.045838
	Lincoln Corporate Variable 4 - Band 4	10.531371	10.068722	11.037155	13.625685	11.538743
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.601598	10.146007	11.133001	13.757757	11.662249
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	Lincoln CVUL III Jumbo	13.404831	11.098345	12.785734	15.800838	13.828149
	Lincoln CVUL III Super Jumbo	13.274694	10.974102	12.623669	15.577195	13.611984
	Lincoln CVUL III Super Jumbo/0.15%	10.826436	8.968088	10.336755	12.780729	11.190688

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III SC (Elite)	12.975927	10.689579	12.253456	15.067585	13.120641
	Lincoln CVUL III LC (Elite)	13.231786	10.933154	12.570285	15.503575	13.540876
	Lincoln CVUL III LC (Elite)/0.20%	10.809593	8.949663	10.310364	12.741633	11.150535
	Lincoln Corporate Variable 4 - Band 1	12.975927	10.689579	12.253456	15.067585	13.120641
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.470843	7.829484	9.006369	11.113565	9.711483
	Lincoln Corporate Variable 4 - Band 2	13.232009	10.933339	12.570497	15.503836	13.541105
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.898697	8.196083	9.442476	11.669185	10.212321
	Lincoln Corporate Variable 4 - Band 3	13.405049	11.098526	12.785942	15.801095	13.828374
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.483700	7.859766	9.063813	11.212418	9.822402
	Lincoln Corporate Variable 4 - Band 4	13.492297	11.181954	12.894931	15.951714	13.974162
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.581360	11.267043	13.006042	16.105247	14.122780
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	Lincoln CVUL III Jumbo					9.844848
	Lincoln CVUL III Super Jumbo					9.843149
	Lincoln CVUL III Super Jumbo/0.15%					9.845415
	Lincoln CVUL III SC (Elite)					9.839184
	Lincoln CVUL III LC (Elite)					9.842582
	Lincoln CVUL III LC (Elite)/0.20%					9.844848
	Lincoln Corporate Variable 4 - Band 1					9.839184
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.843149
	Lincoln Corporate Variable 4 - Band 2					9.842582
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.844848
	Lincoln Corporate Variable 4 - Band 3					9.844848
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.845982
	Lincoln Corporate Variable 4 - Band 4					9.845982
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.847115
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	Lincoln CVUL	14.814135	13.751672	14.423721	16.445040	14.995184
	Lincoln CVUL/0.35%	13.246691	12.339780	12.988192	14.860231	13.597628
	Lincoln CVUL LC	15.248296	14.197245	14.935793	17.080010	15.620987
	Lincoln CVUL LC/0.20%	13.341578	12.446836	13.120533	15.034168	13.777447
	Lincoln CVUL III Jumbo	15.544738	14.502243	15.287190	17.516833	16.052583
	Lincoln CVUL III Super Jumbo	15.321854	14.272871	15.022860	17.188163	15.727769
	Lincoln CVUL III Super Jumbo/0.15%	12.987949	12.122986	12.785543	14.657642	13.439116
	Lincoln CVUL III SC (Elite)	14.814135	13.751672	14.423721	16.445040	14.995184
	Lincoln CVUL III LC (Elite)	15.248296	14.197245	14.935793	17.080010	15.620987
	Lincoln CVUL III LC (Elite)/0.20%	13.341578	12.446836	13.120533	15.034168	13.777447
	Lincoln Corporate Variable 4 - Band 1	14.814135	13.751672	14.423721	16.445040	14.995184
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.966481	9.284144	9.771993	11.180468	10.230517
	Lincoln Corporate Variable 4 - Band 2	15.248356	14.197286	14.935837	17.077465	15.618659
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.864345	10.135722	10.684324	12.242610	11.219251
	Lincoln Corporate Variable 4 - Band 3	15.540384	14.498163	15.282890	17.511905	16.048068
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.980009	9.320026	9.834307	11.279913	10.347359
	Lincoln Corporate Variable 4 - Band 4	15.695123	14.657200	15.465987	17.739429	16.272844
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.388341	13.450286	14.206670	16.311284	14.977747
LVIP SSGA International Index Fund - Standard Class
	Lincoln CVUL III Jumbo	9.484176	9.350004	9.424223	11.727592	10.100448
	Lincoln CVUL III Super Jumbo	9.390197	9.243471	9.302884	11.559259	9.940535
	Lincoln CVUL III Super Jumbo/0.15%	13.875175	13.685728	13.801260	17.183000	14.806354
	Lincoln CVUL III SC (Elite)	9.174514	8.999586	9.025796	11.175812	9.577176
	Lincoln CVUL III LC (Elite)	9.359078	9.208230	9.262786	11.503682	9.888095
	Lincoln CVUL III LC (Elite)/0.20%	13.853623	13.657636	13.766049	17.130602	14.753817
	Lincoln Corporate Variable 4 - Band 1	9.174514	8.999586	9.025796	11.175812	9.577176
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.015657	8.874783	8.931826	11.098203	9.544044
	Lincoln Corporate Variable 4 - Band 2	9.361128	9.210245	9.265096	11.506555	9.890261
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.417199	10.269822	10.351354	12.881331	11.094123
	Lincoln Corporate Variable 4 - Band 3	9.484218	9.350043	9.424262	11.727641	10.100490

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.027906	8.909094	8.988785	11.196918	9.653067
	Lincoln Corporate Variable 4 - Band 4	9.547351	9.421706	9.505993	11.841173	10.208482
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.610925	9.493938	9.588451	11.955827	10.317649
LVIP SSGA International Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo			10.158480	12.598419	11.038794
	Lincoln CVUL III Super Jumbo			10.156233	12.576769	11.003293
	Lincoln CVUL III Super Jumbo/0.15%			10.159229	12.605644	11.050653
	Lincoln CVUL III SC (Elite)			10.150993	12.526396	10.920901
	Lincoln CVUL III LC (Elite)			10.155485	12.569560	10.991486
	Lincoln CVUL III LC (Elite)/0.20%			10.158480	12.598419	11.038794
	Lincoln Corporate Variable 4 - Band 1			10.150993	12.526396	10.920901
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.156233	12.576769	11.003293
	Lincoln Corporate Variable 4 - Band 2			10.155485	12.569560	10.991486
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.158480	12.598419	11.038794
	Lincoln Corporate Variable 4 - Band 3			10.158480	12.598419	11.038794
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.159978	12.612873	11.062524
	Lincoln Corporate Variable 4 - Band 4			10.159978	12.612873	11.062524
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.161479	12.627357	11.086317
LVIP SSGA Large Cap 100 Fund - Standard Class
	Lincoln CVUL III Jumbo	18.628410	17.722909	21.495089	25.476229	22.601421
	Lincoln CVUL III Super Jumbo	18.443884	17.521040	21.218422	25.110650	22.243683
	Lincoln CVUL III Super Jumbo/0.15%	18.564351	17.670801	21.442602	25.426722	22.568789
	Lincoln CVUL III SC (Elite)	18.020394	17.058902	20.586625	24.277893	21.430815
	Lincoln CVUL III LC (Elite)	18.382782	17.454262	21.126992	24.989959	22.125699
	Lincoln CVUL III LC (Elite)/0.20%	18.535526	17.634540	21.387912	25.349292	22.488803
	Lincoln Corporate Variable 4 - Band 1	18.020394	17.058902	20.586625	24.277893	21.430815
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.771895	10.232921	12.392326	14.665528	12.991115
	Lincoln Corporate Variable 4 - Band 2	18.382782	17.454262	21.126992	24.989959	22.125699
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.538011	12.879947	15.621341	18.514710	16.425372
	Lincoln Corporate Variable 4 - Band 3	18.626785	17.721358	21.493208	25.473999	22.599442
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.786509	10.272463	12.471333	14.795947	13.139472
	Lincoln Corporate Variable 4 - Band 4	18.752451	17.858778	21.681535	25.722898	22.843102
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.877175	17.995553	21.869432	25.971762	23.087195
LVIP SSGA Mid-Cap Index Fund - Standard Class
	Lincoln CVUL III Jumbo	10.125864	9.855200	11.833286	13.682247	12.102955
	Lincoln CVUL III Super Jumbo	10.121118	9.835812	11.792319	13.614453	12.024924
	Lincoln CVUL III Super Jumbo/0.15%	10.127446	9.861671	11.846973	13.704920	12.129078
	Lincoln CVUL III SC (Elite)	10.110055	9.790723	11.697281	13.457568	11.844799
	Lincoln CVUL III LC (Elite)	10.119537	9.829358	11.778695	13.591929	11.999025
	Lincoln CVUL III LC (Elite)/0.20%	10.125864	9.855200	11.833286	13.682247	12.102955
	Lincoln Corporate Variable 4 - Band 1	10.110055	9.790723	11.697281	13.457568	11.844799
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.121118	9.835812	11.792319	13.614453	12.024924
	Lincoln Corporate Variable 4 - Band 2	10.119537	9.829407	11.778649	13.591876	11.998978
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.125864	9.855199	11.833315	13.682285	12.102965
	Lincoln Corporate Variable 4 - Band 3	10.125864	9.855200	11.833247	13.682202	12.102915
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.129028	9.868146	11.860676	13.727630	12.155257
	Lincoln Corporate Variable 4 - Band 4	10.129028	9.868146	11.860676	13.727632	12.155258
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.132194	9.881185	11.888220	13.773269	12.207879
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	14.240178	14.001976	14.902639	17.037157	15.936652
	Lincoln CVUL III Super Jumbo	14.147038	13.889538	14.760819	16.849746	15.737712
	Lincoln CVUL III Super Jumbo/0.15%	13.436918	13.218763	14.076079	16.100252	15.067801
	Lincoln CVUL III SC (Elite)	13.932070	13.630678	14.435129	16.420424	15.283117
	Lincoln CVUL III LC (Elite)	14.116127	13.852260	14.713847	16.787734	15.671952
	Lincoln CVUL III LC (Elite)/0.20%	13.416049	13.191633	14.040171	16.051157	15.014342
	Lincoln Corporate Variable 4 - Band 1	13.932070	13.630678	14.435129	16.420424	15.283117

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.012711	9.830463	10.447121	11.925580	11.138527
	Lincoln Corporate Variable 4 - Band 2	14.116127	13.852260	14.713847	16.787734	15.671952
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.006347	10.822239	11.518368	13.168154	12.317566
	Lincoln Corporate Variable 4 - Band 3	14.240178	14.001976	14.902639	17.037157	15.936652
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.026301	9.868453	10.513735	12.031646	11.265733
	Lincoln Corporate Variable 4 - Band 4	14.302612	14.077440	14.997941	17.163254	16.070673
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.365376	14.153368	15.093913	17.290352	16.205884
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	14.237363	13.826259	15.077870	17.025815	15.781493
	Lincoln CVUL III Super Jumbo	14.144241	13.715231	14.934383	16.838526	15.584489
	Lincoln CVUL III Super Jumbo/0.15%	13.479036	13.096377	14.289055	16.143157	14.970830
	Lincoln CVUL III SC (Elite)	13.929315	13.459616	14.604864	16.409487	15.134318
	Lincoln CVUL III LC (Elite)	14.113336	13.678420	14.886858	16.776555	15.519368
	Lincoln CVUL III LC (Elite)/0.20%	13.458101	13.069498	14.252604	16.093931	14.917715
	Lincoln Corporate Variable 4 - Band 1	13.929315	13.459616	14.604864	16.409487	15.134318
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.047370	9.742622	10.608648	11.961257	11.070451
	Lincoln Corporate Variable 4 - Band 2	14.113336	13.678420	14.886858	16.776555	15.519368
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.200673	10.877253	11.861907	13.394375	12.415454
	Lincoln Corporate Variable 4 - Band 3	14.237363	13.826259	15.077870	17.025815	15.781493
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.061007	9.780273	10.676290	12.067641	11.196879
	Lincoln Corporate Variable 4 - Band 4	14.299785	13.900776	15.174292	17.151829	15.914209
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.362556	13.975771	15.271415	17.278897	16.048147
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	14.555828	14.231081	15.248930	17.801230	16.446783
	Lincoln CVUL III Super Jumbo	14.460620	14.116798	15.103810	17.605410	16.241469
	Lincoln CVUL III Super Jumbo/0.15%	13.834740	13.532847	14.508005	16.944758	15.663311
	Lincoln CVUL III SC (Elite)	14.240878	13.853690	14.770543	17.156828	15.772311
	Lincoln CVUL III LC (Elite)	14.429022	14.078908	15.055745	17.540617	16.173602
	Lincoln CVUL III LC (Elite)/0.20%	13.813252	13.505072	14.470995	16.893088	15.607739
	Lincoln Corporate Variable 4 - Band 1	14.240878	13.853690	14.770543	17.156828	15.772311
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.975816	9.738627	10.419528	12.145284	11.204355
	Lincoln Corporate Variable 4 - Band 2	14.429022	14.078908	15.055745	17.540617	16.173602
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.120949	10.872836	11.650493	13.600502	12.565677
	Lincoln Corporate Variable 4 - Band 3	14.555828	14.231081	15.248930	17.801230	16.446783
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.989357	9.776265	10.485968	12.253304	11.332315
	Lincoln Corporate Variable 4 - Band 4	14.619648	14.307783	15.346449	17.932984	16.585097
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.684008	14.385150	15.444867	18.066031	16.724894
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	14.793056	14.249629	15.711410	18.015631	16.505785
	Lincoln CVUL III Super Jumbo	14.696297	14.135198	15.561891	17.817452	16.299736
	Lincoln CVUL III Super Jumbo/0.15%	13.875248	13.372225	14.751368	16.923245	15.512707
	Lincoln CVUL III SC (Elite)	14.472976	13.871747	15.218519	17.363466	15.828898
	Lincoln CVUL III LC (Elite)	14.664184	14.097258	15.512368	17.751878	16.231626
	Lincoln CVUL III LC (Elite)/0.20%	13.853699	13.344780	14.713737	16.871641	15.457670
	Lincoln Corporate Variable 4 - Band 1	14.472976	13.871747	15.218519	17.363466	15.828898
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.021813	9.639184	10.612086	12.150216	11.115243
	Lincoln Corporate Variable 4 - Band 2	14.664184	14.097265	15.512380	17.751891	16.231639
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.354455	10.937347	12.059350	13.827969	12.669078
	Lincoln Corporate Variable 4 - Band 3	14.793056	14.249629	15.711410	18.015631	16.505785
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.035415	9.676437	10.679751	12.258279	11.242184
	Lincoln Corporate Variable 4 - Band 4	14.857915	14.326431	15.811886	18.148972	16.644595
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.922560	14.403172	15.912479	18.282698	16.784022
LVIP SSGA S&P 500 Index Fund - Standard Class
	Lincoln CVUL	18.130542	18.215119	20.214664	24.404472	23.108490
	Lincoln CVUL/0.35%	18.838945	18.993200	21.152024	25.625577	24.349863
	Lincoln CVUL LC	18.664055	18.807470	20.934718	25.352529	24.075292

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL LC/0.20%	18.973865	19.157946	21.367506	25.925461	24.671814
	Lincoln CVUL III Jumbo	19.026756	19.211349	21.427068	25.997729	24.740587
	Lincoln CVUL III Super Jumbo	18.753964	18.907523	21.056608	25.509981	24.240022
	Lincoln CVUL III Super Jumbo/0.15%	18.210643	18.396517	20.528515	24.919949	23.726790
	Lincoln CVUL III SC (Elite)	18.130542	18.215119	20.214664	24.404472	23.108490
	Lincoln CVUL III LC (Elite)	18.664055	18.807470	20.934718	25.352529	24.075292
	Lincoln CVUL III LC (Elite)/0.20%	18.973865	19.157946	21.367506	25.925461	24.671814
	Lincoln Corporate Variable 4 - Band 1	18.132554	18.217140	20.216907	24.407179	23.111054
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.707370	10.795043	12.022040	14.564644	13.839575
	Lincoln Corporate Variable 4 - Band 2	18.663963	18.807377	20.934616	25.349522	24.075504
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.085369	13.212320	14.736148	17.879551	17.014972
	Lincoln Corporate Variable 4 - Band 3	19.028131	19.212737	21.428617	25.999608	24.742375
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.721897	10.836734	12.098659	14.694131	13.997578
	Lincoln Corporate Variable 4 - Band 4	19.210817	19.416606	21.677652	26.328059	25.080022
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.752869	18.972719	21.203259	25.777640	24.580273
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	Lincoln CVUL III Jumbo					10.142870
	Lincoln CVUL III Super Jumbo					10.132706
	Lincoln CVUL III Super Jumbo/0.15%					10.146261
	Lincoln CVUL III SC (Elite)					10.109029
	Lincoln CVUL III LC (Elite)					10.129320
	Lincoln CVUL III LC (Elite)/0.20%					10.142870
	Lincoln Corporate Variable 4 - Band 1					10.109029
	Lincoln Corporate Variable 4 - Band 1/0.35%					10.132706
	Lincoln Corporate Variable 4 - Band 2					10.129320
	Lincoln Corporate Variable 4 - Band 2/0.20%					10.142870
	Lincoln Corporate Variable 4 - Band 3					10.142870
	Lincoln Corporate Variable 4 - Band 3/0.10%					10.149652
	Lincoln Corporate Variable 4 - Band 4					10.149652
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.156438
LVIP SSGA Small-Cap Index Fund - Standard Class
	Lincoln CVUL III Jumbo	15.275902	14.526584	17.495287	19.941117	17.639123
	Lincoln CVUL III Super Jumbo	15.102391	14.340046	17.244759	19.626112	17.334440
	Lincoln CVUL III Super Jumbo/0.15%	17.609305	16.753907	20.187877	23.021634	20.374219
	Lincoln CVUL III SC (Elite)	14.708358	13.917079	16.677680	18.914425	16.647438
	Lincoln CVUL III LC (Elite)	15.045127	14.277639	17.161951	19.521354	17.234173
	Lincoln CVUL III LC (Elite)/0.20%	17.581949	16.719507	20.136367	22.951413	20.301917
	Lincoln Corporate Variable 4 - Band 1	14.705154	13.914047	16.674046	18.910304	16.643811
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.373437	9.849801	11.844972	13.480660	11.906571
	Lincoln Corporate Variable 4 - Band 2	15.045006	14.278411	17.162063	19.522237	17.234068
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.707914	12.084568	14.554191	16.588858	14.673848
	Lincoln Corporate Variable 4 - Band 3	15.273562	14.524350	17.492596	19.938050	17.636410
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.387518	9.887876	11.920502	13.600571	12.042573
	Lincoln Corporate Variable 4 - Band 4	15.392681	14.652288	17.664323	20.153921	17.845209
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.510347	14.779074	17.834980	20.368985	18.053698
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	Lincoln CVUL III Jumbo	20.160618	18.744468	24.335600	25.824189	22.303945
	Lincoln CVUL III Super Jumbo	19.960896	18.530940	24.022353	25.453573	21.950874
	Lincoln CVUL III Super Jumbo/0.15%	16.640057	15.478946	20.106073	21.346616	18.445963
	Lincoln CVUL III SC (Elite)	19.502534	18.042112	23.307029	24.609348	21.148617
	Lincoln CVUL III LC (Elite)	19.894763	18.460305	23.918838	25.331222	21.834431
	Lincoln CVUL III LC (Elite)/0.20%	16.614218	15.447180	20.054789	21.281524	18.380517
	Lincoln Corporate Variable 4 - Band 1	19.502534	18.042112	23.307029	24.609348	21.148617
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.285935	9.549072	12.378820	13.116334	11.311378
	Lincoln Corporate Variable 4 - Band 2	19.894884	18.460392	23.918949	25.331340	21.834533
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.445552	11.571321	15.022858	15.941779	13.768663
	Lincoln Corporate Variable 4 - Band 3	20.161823	18.745589	24.337055	25.825733	22.305279
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.299897	9.585986	12.457750	13.233009	11.440583

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 4	20.294873	18.888184	24.546694	26.074256	22.542472
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.430006	19.032987	24.760588	26.327781	22.784445
LVIP T. Rowe Price 2010 Fund - Standard Class
	Lincoln CVUL III Jumbo	13.760555	13.512277	14.083388	15.409994	14.729865
	Lincoln CVUL III Super Jumbo	13.604308	13.338821	13.881768	15.166626	14.475502
	Lincoln CVUL III Super Jumbo/0.15%	12.481297	12.262230	12.786897	13.998373	13.387240
	Lincoln CVUL III SC (Elite)	13.246591	12.942696	13.422471	14.613600	13.898933
	Lincoln CVUL III LC (Elite)	13.552620	13.281498	13.815205	15.086359	14.391694
	Lincoln CVUL III LC (Elite)/0.20%	12.461910	12.237063	12.754275	13.955684	13.339742
	Lincoln Corporate Variable 4 - Band 1	13.246591	12.942696	13.422471	14.613600	13.898933
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.069525	9.873019	10.274893	11.225908	10.714358
	Lincoln Corporate Variable 4 - Band 2	13.553352	13.282862	13.816624	15.087908	14.393172
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.799156	10.604309	11.052512	12.092695	11.558976
	Lincoln Corporate Variable 4 - Band 3	13.760552	13.512274	14.083384	15.409991	14.729861
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.083191	9.911171	10.340409	11.325756	10.836720
	Lincoln Corporate Variable 4 - Band 4	13.865715	13.629164	14.219424	15.574405	14.901917
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.971663	13.747047	14.356757	15.740551	15.075962
LVIP T. Rowe Price 2020 Fund - Standard Class
	Lincoln CVUL III Jumbo	13.281556	12.961928	13.512067	15.106899	14.235875
	Lincoln CVUL III Super Jumbo	13.130741	12.795529	13.318619	14.868311	13.990035
	Lincoln CVUL III Super Jumbo/0.15%	12.661709	12.363179	12.894349	14.423479	13.598659
	Lincoln CVUL III SC (Elite)	12.785461	12.415521	12.877938	14.326147	13.432783
	Lincoln CVUL III LC (Elite)	13.080851	12.740539	13.254754	14.789621	13.909035
	Lincoln CVUL III LC (Elite)/0.20%	12.642042	12.337804	12.861454	14.379494	13.550410
	Lincoln Corporate Variable 4 - Band 1	12.785461	12.415521	12.877938	14.326147	13.432783
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.022565	9.766701	10.165971	11.348835	10.678455
	Lincoln Corporate Variable 4 - Band 2	13.080759	12.740391	13.255043	14.789944	13.909338
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.895033	10.632838	11.085079	12.394233	11.684202
	Lincoln Corporate Variable 4 - Band 3	13.281556	12.960218	13.510284	15.104907	14.233998
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.036168	9.804456	10.230806	11.449789	10.800423
	Lincoln Corporate Variable 4 - Band 4	13.383060	13.074060	13.642589	15.268081	14.402163
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.485341	13.187165	13.774376	15.430986	14.570397
LVIP T. Rowe Price 2030 Fund - Standard Class
	Lincoln CVUL III Jumbo	13.113360	12.739054	13.185981	14.932034	13.771570
	Lincoln CVUL III Super Jumbo	12.964448	12.575509	12.997194	14.696198	13.533737
	Lincoln CVUL III Super Jumbo/0.15%	12.884158	12.522656	12.968472	14.693063	13.557951
	Lincoln CVUL III SC (Elite)	12.623525	12.202017	12.567128	14.160291	12.994637
	Lincoln CVUL III LC (Elite)	12.915187	12.521461	12.934867	14.618416	13.455375
	Lincoln CVUL III LC (Elite)/0.20%	12.864146	12.496953	12.935387	14.648256	13.509846
	Lincoln Corporate Variable 4 - Band 1	12.623525	12.202017	12.567128	14.160291	12.994637
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.998997	9.699022	10.024252	11.334631	10.438068
	Lincoln Corporate Variable 4 - Band 2	12.912797	12.519357	12.932688	14.615954	13.453108
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.049352	10.733961	11.110711	12.581969	11.604130
	Lincoln Corporate Variable 4 - Band 3	13.113316	12.738978	13.185902	14.931944	13.771487
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.012568	9.736505	10.088174	11.435446	10.557282
	Lincoln Corporate Variable 4 - Band 4	13.213584	12.849263	13.313360	15.091355	13.932442
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.314517	12.960372	13.441913	15.252313	14.095133
LVIP T. Rowe Price 2040 Fund - Standard Class
	Lincoln CVUL III Jumbo	12.427737	12.002980	12.435438	14.226101	12.959378
	Lincoln CVUL III Super Jumbo	12.286600	11.848874	12.257385	14.001403	12.735559
	Lincoln CVUL III Super Jumbo/0.15%	13.010009	12.571638	13.031096	14.914984	13.593720
	Lincoln CVUL III SC (Elite)	11.963478	11.496938	11.851774	13.490805	12.228225
	Lincoln CVUL III LC (Elite)	12.239911	11.797946	12.198602	13.927295	12.661815
	Lincoln CVUL III LC (Elite)/0.20%	12.989801	12.545835	12.997851	14.869500	13.545487
	Lincoln Corporate Variable 4 - Band 1	11.963478	11.496938	11.851774	13.490805	12.228225
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.921233	9.567776	9.897642	11.305909	10.283760

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 2	12.240840	11.798850	12.199529	13.928353	12.662777
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.120457	10.740381	11.127347	12.729650	11.596173
	Lincoln Corporate Variable 4 - Band 3	12.412080	11.987830	12.419741	14.208144	12.943020
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.934700	9.604753	9.960757	11.406469	10.401214
	Lincoln Corporate Variable 4 - Band 4	12.522727	12.106829	12.555574	14.377899	13.110771
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.618357	12.211494	12.676784	14.531218	13.263843
LVIP T. Rowe Price 2050 Fund - Standard Class
	Lincoln CVUL III Jumbo	11.545122	11.090503	11.556917	13.506819	12.337842
	Lincoln CVUL III Super Jumbo	11.481812	11.013146	11.459112	13.372451	12.196784
	Lincoln CVUL III Super Jumbo/0.15%	13.059531	12.551556	13.085954	15.301482	13.984175
	Lincoln CVUL III SC (Elite)	11.335433	10.834736	11.234104	13.064098	11.873884
	Lincoln CVUL III LC (Elite)	11.460785	10.987480	11.426695	13.327960	12.150124
	Lincoln CVUL III LC (Elite)/0.20%	13.039246	12.525793	13.052568	15.254819	13.934557
	Lincoln Corporate Variable 4 - Band 1	11.335433	10.834736	11.234104	13.064098	11.873884
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.919225	9.514341	9.899615	11.552563	10.536895
	Lincoln Corporate Variable 4 - Band 2	11.463864	10.990431	11.429764	13.331539	12.153387
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.213691	10.772123	11.225147	13.119073	11.983654
	Lincoln Corporate Variable 4 - Band 3	11.545122	11.090503	11.556917	13.506819	12.337842
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.932690	9.551116	9.962744	11.655317	10.657240
	Lincoln Corporate Variable 4 - Band 4	11.587522	11.142375	11.622583	13.597147	12.432785
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.630189	11.194598	11.688735	13.688209	12.528579
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	Lincoln CVUL III Jumbo	16.886530	18.660882	18.883095	25.195351	24.862669
	Lincoln CVUL III Super Jumbo	16.694769	18.421319	18.612744	24.797444	24.433325
	Lincoln CVUL III Super Jumbo/0.15%	18.372597	20.313253	20.565421	27.453753	27.104806
	Lincoln CVUL III SC (Elite)	16.255748	17.874224	17.996873	23.893250	23.460120
	Lincoln CVUL III LC (Elite)	16.631392	18.342214	18.523554	24.666904	24.293461
	Lincoln CVUL III LC (Elite)/0.20%	18.344102	20.271612	20.513030	27.370130	27.008659
	Lincoln Corporate Variable 4 - Band 1	16.255748	17.874224	17.996873	23.893250	23.460120
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.787129	11.902719	12.026406	16.022578	15.787306
	Lincoln Corporate Variable 4 - Band 2	16.625639	18.335993	18.519014	24.655966	24.281776
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.795910	11.930291	12.072355	16.107912	15.895224
	Lincoln Corporate Variable 4 - Band 3	16.886014	18.660306	18.882513	25.194573	24.861902
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.801766	11.948702	12.103081	16.165045	15.967564
	Lincoln Corporate Variable 4 - Band 4	17.015591	18.822317	19.065509	25.464160	25.153070
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.145628	18.985138	19.249667	25.735822	25.446866
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	Lincoln CVUL	25.972696	26.333541	28.125991	34.840840	33.533727
	Lincoln CVUL/0.35%	19.755090	20.099803	21.543189	26.779944	25.865657
	Lincoln CVUL LC	26.813871	27.268113	29.211656	36.294338	35.037692
	Lincoln CVUL LC/0.20%	19.896569	20.274145	21.762660	27.093344	26.207663
	Lincoln CVUL III Jumbo	35.032415	35.697231	38.318099	47.703976	46.144520
	Lincoln CVUL III Super Jumbo	32.613793	33.182882	35.565775	44.211164	42.701763
	Lincoln CVUL III Super Jumbo/0.15%	17.862761	18.210852	19.557655	24.360398	23.575839
	Lincoln CVUL III SC (Elite)	26.761354	27.133157	28.980034	35.898779	34.551975
	Lincoln CVUL III LC (Elite)	27.837812	28.309400	30.327161	37.668334	36.369383
	Lincoln CVUL III LC (Elite)/0.20%	17.835021	18.173479	19.507765	24.286028	23.492056
	Lincoln Corporate Variable 4 - Band 1	28.766282	29.165939	31.151182	38.588270	37.140566
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.825802	11.014705	11.805681	14.675426	14.174396
	Lincoln Corporate Variable 4 - Band 2	29.783453	30.287845	32.446618	40.313651	38.917842
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.191625	13.442224	14.428904	17.963239	17.376109
	Lincoln Corporate Variable 4 - Band 3	28.125135	28.658860	30.762975	38.298253	37.046272
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.840490	11.057267	11.880956	14.805940	14.336264
	Lincoln Corporate Variable 4 - Band 4	29.162254	29.745409	31.961240	39.829809	38.566318
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	23.645031	24.141999	25.966354	32.391384	31.395253

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL		9.590686	9.912244	11.341087	10.741817
	Lincoln CVUL/0.35%		9.613256	9.970398	11.447599	10.880730
	Lincoln CVUL LC		9.610028	9.962069	11.432322	10.860776
	Lincoln CVUL LC/0.20%		9.622945	9.995425	11.493552	10.940812
	Lincoln CVUL III Jumbo		9.622945	9.995425	11.493552	10.940812
	Lincoln CVUL III Super Jumbo		9.613256	9.970398	11.447599	10.880730
	Lincoln CVUL III Super Jumbo/0.15%		9.626176	10.003782	11.508911	10.960912
	Lincoln CVUL III SC (Elite)		9.590686	9.912244	11.341087	10.741817
	Lincoln CVUL III LC (Elite)		9.610028	9.962069	11.432322	10.860776
	Lincoln CVUL III LC (Elite)/0.20%		9.622945	9.995425	11.493552	10.940812
	Lincoln Corporate Variable 4 - Band 1		9.590686	9.912244	11.341087	10.741817
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.613256	9.970398	11.447599	10.880730
	Lincoln Corporate Variable 4 - Band 2		9.610028	9.962069	11.432322	10.860776
	Lincoln Corporate Variable 4 - Band 2/0.20%		9.622941	9.995421	11.493547	10.940807
	Lincoln Corporate Variable 4 - Band 3		9.622945	9.995425	11.493552	10.940812
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.629409	10.012145	11.524290	10.981050
	Lincoln Corporate Variable 4 - Band 4		9.629409	10.012145	11.524290	10.981050
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.635878	10.028852	11.555064	11.021393
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	Lincoln CVUL III Jumbo	15.428332	15.349987	17.179210	20.602645	19.548215
	Lincoln CVUL III Super Jumbo	15.343747	15.242944	17.033855	20.397727	19.324763
	Lincoln CVUL III Super Jumbo/0.15%	17.724055	17.642873	19.755204	23.703818	22.501924
	Lincoln CVUL III SC (Elite)	15.148178	14.996069	16.699454	19.927470	18.813252
	Lincoln CVUL III LC (Elite)	15.315655	15.207429	16.985677	20.329875	19.250848
	Lincoln CVUL III LC (Elite)/0.20%	17.696535	17.606672	19.704818	23.631552	22.422104
	Lincoln Corporate Variable 4 - Band 1	15.148178	14.996069	16.699454	19.927470	18.813252
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.642412	10.572496	11.814670	14.147850	13.403643
	Lincoln Corporate Variable 4 - Band 2	15.315655	15.207429	16.985677	20.329875	19.250848
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.812833	12.747769	14.266891	17.109967	16.234289
	Lincoln Corporate Variable 4 - Band 3	15.428332	15.349987	17.179210	20.602645	19.548215
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.656852	10.613347	11.889992	14.273660	13.556699
	Lincoln Corporate Variable 4 - Band 4	15.484981	15.421766	17.276801	20.740399	19.698615
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.541825	15.493868	17.374932	20.879057	19.850156
LVIP Vanguard International Equity ETF Fund - Standard Class
	Lincoln CVUL III Jumbo	10.371275	10.044944	10.397443	13.314065	11.333333
	Lincoln CVUL III Super Jumbo	10.314380	9.974854	10.309425	13.181589	11.203729
	Lincoln CVUL III Super Jumbo/0.15%	13.373215	12.958910	13.420372	17.193553	14.642997
	Lincoln CVUL III SC (Elite)	10.182833	9.813205	10.106934	12.877576	10.907051
	Lincoln CVUL III LC (Elite)	10.295484	9.951599	10.280251	13.137723	11.160858
	Lincoln CVUL III LC (Elite)/0.20%	13.352441	12.932308	13.386131	17.141120	14.591037
	Lincoln Corporate Variable 4 - Band 1	10.182833	9.813205	10.106934	12.877576	10.907051
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.155077	8.853712	9.150678	11.700020	9.944466
	Lincoln Corporate Variable 4 - Band 2	10.295484	9.951599	10.280251	13.137723	11.160858
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.103475	9.785569	10.128966	12.963432	11.029328
	Lincoln Corporate Variable 4 - Band 3	10.371275	10.044944	10.397443	13.314065	11.333333
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.167513	8.887947	9.209045	11.804093	10.058063
	Lincoln Corporate Variable 4 - Band 4	10.409379	10.091943	10.456538	13.403121	11.420567
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.447622	10.139161	10.515967	13.492771	11.508470
LVIP Wellington Capital Growth Fund - Standard Class
	Lincoln CVUL III Jumbo	16.396463	17.905433	17.887871	24.254890	24.533990
	Lincoln CVUL III Super Jumbo	16.210247	17.675545	17.631742	23.871803	24.110289
	Lincoln CVUL III Super Jumbo/0.15%	18.061819	19.733918	19.724420	26.758502	27.079953
	Lincoln CVUL III SC (Elite)	15.783920	17.150543	17.048271	23.001286	23.149878
	Lincoln CVUL III LC (Elite)	16.148646	17.599572	17.547182	23.745456	23.970687
	Lincoln CVUL III LC (Elite)/0.20%	18.033773	19.693426	19.674110	26.676924	26.983894
	Lincoln Corporate Variable 4 - Band 1	15.783920	17.150543	17.048271	23.001286	23.149878

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.822039	11.800279	11.771036	15.936931	16.096145
	Lincoln Corporate Variable 4 - Band 2	16.148646	17.599572	17.547182	23.745456	23.970687
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.830847	11.827613	11.816012	16.021810	16.206172
	Lincoln Corporate Variable 4 - Band 3	16.394417	17.903213	17.885652	24.251882	24.530947
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.836723	11.845871	11.846091	16.078647	16.279941
	Lincoln Corporate Variable 4 - Band 4	16.521793	18.060350	18.060686	24.513689	24.820584
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.648047	18.216571	18.235132	24.775197	25.110473
LVIP Wellington Mid-Cap Value Fund - Standard Class
	Lincoln CVUL III Jumbo	14.722807	14.470682	16.328777	18.485153	15.766758
	Lincoln CVUL III Super Jumbo	14.555565	14.284849	16.094928	18.193125	15.494397
	Lincoln CVUL III Super Jumbo/0.15%	18.715054	18.403767	20.777270	23.532871	20.082214
	Lincoln CVUL III SC (Elite)	14.172685	13.860464	15.562221	17.529538	14.877041
	Lincoln CVUL III LC (Elite)	14.500242	14.223437	16.017726	18.096812	15.404660
	Lincoln CVUL III LC (Elite)/0.20%	18.685991	18.365998	20.724267	23.461111	20.010961
	Lincoln Corporate Variable 4 - Band 1	14.172685	13.860464	15.562221	17.529538	14.877041
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.031897	9.845316	11.092848	12.538954	10.678953
	Lincoln Corporate Variable 4 - Band 2	14.503016	14.225992	16.020603	18.100062	15.407427
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.822208	12.602015	14.218505	16.095196	13.723630
	Lincoln Corporate Variable 4 - Band 3	14.722810	14.470710	16.328808	18.485188	15.766789
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.045516	9.883375	11.163596	12.650497	10.800941
	Lincoln Corporate Variable 4 - Band 4	14.835365	14.595909	16.486558	18.682434	15.950984
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.948856	14.722292	16.645944	18.881913	16.137437
M Capital Appreciation Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.541370	12.624979	15.253264	18.117973	15.523361
	Lincoln Corporate Variable 4 - Band 2	33.065125	30.765860	37.096529	43.975626	37.602678
	Lincoln Corporate Variable 4 - Band 3	33.897550	31.603585	38.182860	45.353967	38.858983
	Lincoln Corporate Variable 4 - Band 4	32.615400	30.438649	36.812177	43.769577	37.539043
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	24.965004	23.322171	28.233782	33.603460	28.848932
M International Equity Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.194220	9.772820	9.748237	12.068518	9.567086
	Lincoln Corporate Variable 4 - Band 2	18.492056	17.692203	17.612443	21.761038	17.216139
	Lincoln Corporate Variable 4 - Band 3	15.895623	15.238542	15.200211	18.818175	14.917746
	Lincoln Corporate Variable 4 - Band 4	18.237537	17.501151	17.474593	21.655532	17.184202
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.916773	12.407637	12.401204	15.383654	12.219579
M Large Cap Growth Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.374652	14.376218	14.014251	19.437413	18.437964
	Lincoln Corporate Variable 4 - Band 2	26.485000	28.411417	27.640783	38.260567	36.220690
	Lincoln Corporate Variable 4 - Band 3	27.351242	29.399436	28.659254	39.749662	37.705782
	Lincoln Corporate Variable 4 - Band 4	26.682945	28.709797	28.014979	38.894895	36.931905
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.434754	23.086026	22.549851	31.338141	29.787376
M Large Cap Value Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.912184	12.801654	14.007586	16.075753	14.107384
	Lincoln Corporate Variable 4 - Band 2	24.993617	24.730139	27.005697	30.931092	27.089512
	Lincoln Corporate Variable 4 - Band 3	22.574499	22.381256	24.489597	28.105393	24.664075
	Lincoln Corporate Variable 4 - Band 4	25.057270	24.867638	27.237416	31.290175	27.486395
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.404246	18.283241	20.045605	23.051294	20.269521
MFS® VIT Core Equity Series - Initial Class
	Lincoln CVUL	18.132589
	Lincoln CVUL/0.35%	18.811402
	Lincoln CVUL LC	17.777970
	Lincoln CVUL LC/0.20%	18.946010
	Lincoln CVUL III Jumbo	28.718659
	Lincoln CVUL III Super Jumbo	26.590967
	Lincoln CVUL III Super Jumbo/0.15%	18.076402

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III SC (Elite)	18.132589
	Lincoln CVUL III LC (Elite)	17.777970
	Lincoln CVUL III LC (Elite)/0.20%	18.946010
	Lincoln Corporate Variable 4 - Band 1	23.649078
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.633390
	Lincoln Corporate Variable 4 - Band 2	24.476678
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.074693
	Lincoln Corporate Variable 4 - Band 3	23.433010
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.647818
	Lincoln Corporate Variable 4 - Band 4	24.785235
MFS® VIT Growth Series - Initial Class
	Lincoln CVUL	18.062124	19.291913	19.625364	25.608772	26.108885
	Lincoln CVUL/0.35%	18.888729	20.245542	20.667672	27.063323	27.688620
	Lincoln CVUL LC	19.102320	20.464241	20.880490	27.328344	27.945782
	Lincoln CVUL LC/0.20%	19.024010	20.421152	20.878232	27.380041	28.054720
	Lincoln CVUL III Jumbo	34.293909	36.812490	37.636449	49.357026	50.573249
	Lincoln CVUL III Super Jumbo	31.392801	33.647806	34.349380	44.978862	46.018097
	Lincoln CVUL III Super Jumbo/0.15%	17.871133	19.193203	19.632609	25.759373	26.407323
	Lincoln CVUL III SC (Elite)	18.062124	19.291913	19.625364	25.608772	26.108885
	Lincoln CVUL III LC (Elite)	19.102320	20.464241	20.880490	27.328344	27.945782
	Lincoln CVUL III LC (Elite)/0.20%	19.024010	20.421152	20.878232	27.380041	28.054720
	Lincoln Corporate Variable 4 - Band 1	27.879958	29.778211	30.292911	39.528657	40.300611
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.698567	11.467066	11.706160	15.328654	15.682822
	Lincoln Corporate Variable 4 - Band 2	28.857794	30.915290	31.544155	41.284914	42.217678
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.280049	14.255349	14.574421	19.113124	19.584095
	Lincoln Corporate Variable 4 - Band 3	28.946321	31.072166	31.767642	41.660581	42.687154
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.713083	11.511370	11.780796	15.464958	15.861891
	Lincoln Corporate Variable 4 - Band 4	29.062315	31.227903	31.958809	41.953198	43.030032
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.517295	18.841432	19.301708	25.363186	26.040214
MFS® VIT Mid Cap Growth Series - Initial Class
	Lincoln CVUL III Jumbo					9.430724
	Lincoln CVUL III Super Jumbo					9.417819
	Lincoln CVUL III Super Jumbo/0.15%					9.435030
	Lincoln CVUL III SC (Elite)					9.387776
	Lincoln CVUL III LC (Elite)					9.413521
	Lincoln CVUL III LC (Elite)/0.20%					9.430724
	Lincoln Corporate Variable 4 - Band 1					9.387776
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.417819
	Lincoln Corporate Variable 4 - Band 2					9.413521
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.430724
	Lincoln Corporate Variable 4 - Band 3					9.430724
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.439337
	Lincoln Corporate Variable 4 - Band 4					9.439337
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.447964
MFS® VIT New Discovery Series - Initial Class
	Lincoln CVUL III Jumbo	9.908682	9.702441	10.559488	13.347405	13.124189
	Lincoln CVUL III Super Jumbo	9.891791	9.671375	10.509907	13.264835	13.023440
	Lincoln CVUL III Super Jumbo/0.15%	9.914318	9.712818	10.576067	13.375042	13.157945
	Lincoln CVUL III SC (Elite)	9.852489	9.599275	10.395119	13.074149	12.791352
	Lincoln CVUL III LC (Elite)	9.886167	9.661042	10.493432	13.237425	12.990028
	Lincoln CVUL III LC (Elite)/0.20%	9.908682	9.702441	10.559488	13.347405	13.124189
	Lincoln Corporate Variable 4 - Band 1	9.852489	9.599275	10.395119	13.074149	12.791352
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.613854	9.399632	10.214603	12.892123	12.657511
	Lincoln Corporate Variable 4 - Band 2	9.886167	9.661042	10.493432	13.237425	12.990028
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.908682	9.702441	10.559488	13.347405	13.124189
	Lincoln Corporate Variable 4 - Band 3	9.908682	9.702441	10.559488	13.347405	13.124189
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.626913	9.435973	10.279754	13.006807	12.802090

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 4	9.919958	9.723206	10.592672	13.402736	13.191788
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.931273	9.744056	10.626019	13.458333	13.259562
MFS® VIT Research Series - Initial Class
	Lincoln CVUL	19.755628	19.775548	21.353151	26.159319	24.841946
	Lincoln CVUL/0.35%	18.401337	18.484836	20.030110	24.623749	23.466833
	Lincoln CVUL LC	19.669649	19.748660	21.388165	26.280872	25.032400
	Lincoln CVUL LC/0.20%	18.531208	18.642875	20.231024	24.908919	23.773089
MFS® VIT Total Return Series - Initial Class
	Lincoln CVUL	22.619324	22.378242	24.243164	27.034923	25.339809
	Lincoln CVUL/0.35%	15.241901	15.132815	16.450759	18.413928	17.318106
	Lincoln CVUL LC	23.853131	23.669814	25.719386	28.767271	27.044579
	Lincoln CVUL LC/0.20%	15.353787	15.266296	16.621405	18.628323	17.547878
	Lincoln CVUL III Jumbo	22.496502	22.368309	24.353824	27.294389	25.711289
	Lincoln CVUL III Super Jumbo	21.113003	20.961224	22.787645	25.500844	23.985753
	Lincoln CVUL III Super Jumbo/0.15%	14.757328	14.680575	15.991682	17.931532	16.899937
	Lincoln CVUL III SC (Elite)	22.619324	22.378242	24.243164	27.034923	25.339809
	Lincoln CVUL III LC (Elite)	23.853131	23.669814	25.719386	28.767271	27.044579
	Lincoln CVUL III LC (Elite)/0.20%	15.353787	15.266296	16.621405	18.628323	17.547878
	Lincoln Corporate Variable 4 - Band 1	19.491643	19.283896	20.890947	23.296676	21.835954
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.339652	10.265321	11.159773	12.488506	11.746521
	Lincoln Corporate Variable 4 - Band 2	20.176056	20.020975	21.754381	24.332411	22.875296
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.764674	11.697648	12.735983	14.273768	13.445876
	Lincoln Corporate Variable 4 - Band 3	19.039080	18.930588	20.611019	23.099665	21.759863
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.353682	10.304986	11.230925	12.599574	11.880666
	Lincoln Corporate Variable 4 - Band 4	20.706251	20.608865	22.460645	25.197808	23.760040
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.272011	17.207975	18.772929	21.081737	19.898748
MFS® VIT Utilities Series - Initial Class
	Lincoln CVUL	36.750695	31.195821	34.531922	39.376919	39.516498
	Lincoln CVUL/0.35%	18.476280	15.738639	17.482784	20.005559	20.146867
	Lincoln CVUL LC	36.368038	30.963862	34.378073	39.319195	39.577129
	Lincoln CVUL LC/0.20%	18.608522	15.875110	17.660831	20.239614	20.413161
	Lincoln CVUL III Jumbo	54.657436	46.628783	51.873855	59.448330	59.958113
	Lincoln CVUL III Super Jumbo	46.377781	39.505959	43.883982	50.216464	50.571164
	Lincoln CVUL III Super Jumbo/0.15%	16.022262	13.675589	15.221502	17.452822	17.611287
	Lincoln CVUL III SC (Elite)	36.750695	31.195821	34.531922	39.376919	39.516498
	Lincoln CVUL III LC (Elite)	36.368038	30.963862	34.378073	39.319195	39.577129
	Lincoln CVUL III LC (Elite)/0.20%	18.608522	15.875110	17.660831	20.239614	20.413161
	Lincoln Corporate Variable 4 - Band 1	40.839156	34.666310	38.373548	43.757544	43.912650
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.851973	8.392201	9.322219	10.667420	10.742768
	Lincoln Corporate Variable 4 - Band 2	42.270464	35.989261	39.957236	45.699850	45.999641
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.896899	10.149359	11.291020	12.939707	13.050683
	Lincoln Corporate Variable 4 - Band 3	36.601224	31.224857	34.737208	39.809438	40.150813
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.865349	8.424652	9.381676	10.762313	10.865460
	Lincoln Corporate Variable 4 - Band 4	43.486601	37.135993	41.354561	47.440417	47.895062
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	25.944585	22.177935	24.721999	28.388522	28.689283
MFS® VIT II Core Equity Portfolio - Initial Class
	Lincoln CVUL		17.968510	19.873061	24.633651	23.524815
	Lincoln CVUL/0.35%		18.706213	20.760884	25.825097	24.753324
	Lincoln CVUL LC		17.670051	19.601660	24.370170	23.343151
	Lincoln CVUL LC/0.20%		18.868714	20.973244	26.127575	25.076635
	Lincoln CVUL III Jumbo		28.601493	31.791569	39.604585	38.011530
	Lincoln CVUL III Super Jumbo		26.442773	29.348040	36.505791	34.984842
	Lincoln CVUL III Super Jumbo/0.15%		18.011661	20.030606	24.965745	23.973512
	Lincoln CVUL III SC (Elite)		17.968510	19.873061	24.633651	23.524815
	Lincoln CVUL III LC (Elite)		17.670051	19.601660	24.370170	23.343151
	Lincoln CVUL III LC (Elite)/0.20%		18.868714	20.973244	26.127575	25.076635
	Lincoln Corporate Variable 4 - Band 1		23.435081	25.919055	32.127963	30.681785

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.574128	11.735907	14.598201	13.989993
	Lincoln Corporate Variable 4 - Band 2		24.328096	26.987531	33.552808	32.138810
	Lincoln Corporate Variable 4 - Band 2/0.20%		13.021350	14.473691	18.030717	17.305450
	Lincoln Corporate Variable 4 - Band 3		23.336759	25.939631	32.314489	31.014671
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.614983	11.810728	14.728010	14.149739
	Lincoln Corporate Variable 4 - Band 4		24.708826	27.492205	34.282857	32.936815
MFS® VIT II Technology Portfolio - Initial Class
	Lincoln CVUL III Jumbo					9.861215
	Lincoln CVUL III Super Jumbo					9.859516
	Lincoln CVUL III Super Jumbo/0.15%					9.861782
	Lincoln CVUL III SC (Elite)					9.855553
	Lincoln CVUL III LC (Elite)					9.858950
	Lincoln CVUL III LC (Elite)/0.20%					9.861215
	Lincoln Corporate Variable 4 - Band 1					9.855553
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.859516
	Lincoln Corporate Variable 4 - Band 2					9.858950
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.861215
	Lincoln Corporate Variable 4 - Band 3					9.861215
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.862348
	Lincoln Corporate Variable 4 - Band 4					9.862348
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.863481
MFS® VIT III Mid Cap Value Portfolio - Initial Class
	Lincoln CVUL III Jumbo			10.467854	11.875520	10.494915
	Lincoln CVUL III Super Jumbo			10.462242	11.851373	10.457868
	Lincoln CVUL III Super Jumbo/0.15%			10.469725	11.883580	10.507294
	Lincoln CVUL III SC (Elite)			10.449160	11.795221	10.371930
	Lincoln CVUL III LC (Elite)			10.460372	11.843335	10.445547
	Lincoln CVUL III LC (Elite)/0.20%			10.467854	11.875520	10.494915
	Lincoln Corporate Variable 4 - Band 1			10.449160	11.795221	10.371930
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.462242	11.851373	10.457868
	Lincoln Corporate Variable 4 - Band 2			10.460372	11.843335	10.445547
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.467854	11.875520	10.494915
	Lincoln Corporate Variable 4 - Band 3			10.467854	11.875520	10.494915
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.471596	11.891645	10.519686
	Lincoln Corporate Variable 4 - Band 4			10.471596	11.891645	10.519686
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.475337	11.907788	10.544513
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	Lincoln CVUL	19.344690	16.942065	21.427996	24.121528	23.704257
	Lincoln CVUL/0.35%	15.630525	13.737245	17.435481	19.695925	19.423096
	Lincoln CVUL LC	21.673464	19.038690	24.152068	27.269661	26.878473
	Lincoln CVUL LC/0.20%	15.742526	13.856475	17.613169	19.926422	19.679909
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	Lincoln CVUL	25.642644	25.788421	26.734078	33.261202	30.913739
	Lincoln CVUL/0.35%	19.041183	19.216022	19.989312	24.955873	23.276574
	Lincoln CVUL LC	23.361108	23.564531	24.502026	30.575724	28.503233
	Lincoln CVUL LC/0.20%	19.178446	19.384192	20.195722	25.252361	23.587850
	Lincoln CVUL III Jumbo	34.555934	34.926651	36.388875	45.500000	42.500881
	Lincoln CVUL III Super Jumbo	32.935372	33.238787	34.578447	43.171511	40.265390
	Lincoln CVUL III Super Jumbo/0.15%	16.330533	16.513985	17.213956	21.534782	20.125390
	Lincoln CVUL III SC (Elite)	25.642644	25.788421	26.734078	33.261202	30.913739
	Lincoln CVUL III LC (Elite)	23.361108	23.564531	24.502026	30.575724	28.503233
	Lincoln CVUL III LC (Elite)/0.20%	19.178446	19.384192	20.195722	25.252361	23.587850
	Lincoln Corporate Variable 4 - Band 1	29.246953	29.414397	30.493018	37.937887	35.260360
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.698666	10.796566	11.231220	14.026275	13.078149
	Lincoln Corporate Variable 4 - Band 2	30.272574	30.536105	31.753002	39.626638	36.940655
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.831555	12.969211	13.512174	16.895383	15.781726
	Lincoln Corporate Variable 4 - Band 3	28.601156	28.907998	30.118247	37.659319	35.177016
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.713174	10.838944	11.304019	14.148476	13.229114

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln Corporate Variable 4 - Band 4	30.508714	30.866865	32.191279	40.291773	37.673660
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	22.893128	23.185065	24.204081	30.324932	28.382840
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	Lincoln CVUL III Jumbo	35.236490	32.234492	37.371279	43.538409	36.814077
	Lincoln CVUL III Super Jumbo	32.539849	29.722943	34.407880	40.025934	33.793323
	Lincoln CVUL III Super Jumbo/0.15%	18.810761	17.216777	19.970365	23.277568	19.692292
	Lincoln CVUL III SC (Elite)	32.314654	29.414039	33.931391	39.333822	33.092864
	Lincoln CVUL III LC (Elite)	33.629472	30.702874	35.524512	41.304243	34.855136
	Lincoln CVUL III LC (Elite)/0.20%	18.781556	17.181448	19.919429	23.206598	19.622432
	Lincoln Corporate Variable 4 - Band 1	29.329057	26.700398	30.800994	35.705015	30.039827
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.532541	9.620763	11.137206	12.955680	10.938278
	Lincoln Corporate Variable 4 - Band 2	30.353449	27.711952	32.063890	37.280589	31.459721
	Lincoln Corporate Variable 4 - Band 2/0.20%	13.293794	12.161218	14.099193	16.425875	13.888962
	Lincoln Corporate Variable 4 - Band 3	25.034178	22.901374	26.550865	30.932374	26.154994
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.546833	9.657947	11.208205	13.070875	11.063197
	Lincoln Corporate Variable 4 - Band 4	29.774533	27.265138	31.641625	36.900067	31.232231
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.658793	18.019976	20.933387	24.436675	20.703926
Oppenheimer Main Street Fund/VA Non-Service Shares
	Lincoln CVUL	18.539451	19.022848	21.084626	24.477958	22.390340
	Lincoln CVUL/0.35%	18.443023	18.990268	21.122279	24.607592	22.587882
	Lincoln CVUL LC	18.573163	19.114707	21.250066	24.744097	22.701823
	Lincoln CVUL LC/0.20%	18.575012	19.154886	21.337329	24.895417	22.886406
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares
	Lincoln CVUL III Jumbo		9.401021	11.075965	12.618611	11.293379
	Lincoln CVUL III Super Jumbo		9.391553	11.048235	12.568158	11.231351
	Lincoln CVUL III Super Jumbo/0.15%		9.404180	11.085222	12.635472	11.314129
	Lincoln CVUL III SC (Elite)		9.369498	10.983803	12.451218	11.087942
	Lincoln CVUL III LC (Elite)		9.388400	11.039007	12.551385	11.210751
	Lincoln CVUL III LC (Elite)/0.20%		9.401021	11.075965	12.618611	11.293379
	Lincoln Corporate Variable 4 - Band 1		9.369498	10.983803	12.451218	11.087942
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.391553	11.048235	12.568158	11.231351
	Lincoln Corporate Variable 4 - Band 2		9.3884	11.039007	12.551385	11.210751
	Lincoln Corporate Variable 4 - Band 2/0.20%		9.401021	11.075965	12.618611	11.293379
	Lincoln Corporate Variable 4 - Band 3		9.401021	11.075965	12.618611	11.293379
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.407339	11.094489	12.652358	11.334919
	Lincoln Corporate Variable 4 - Band 4		9.407339	11.094489	12.652358	11.334919
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.413656	11.112995	12.686128	11.376546
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	Lincoln CVUL III Jumbo	10.541337	7.816114	8.982707	9.157745	7.84787
	Lincoln CVUL III Super Jumbo	10.452834	7.738849	8.880585	9.04006	7.735395
	Lincoln CVUL III Super Jumbo/0.15%	7.238454	5.369806	6.174361	6.297824	5.399718
	Lincoln CVUL III SC (Elite)	10.249195	7.561514	8.646784	8.771301	7.479174
	Lincoln CVUL III LC (Elite)	10.423484	7.713254	8.846792	9.001157	7.698252
	Lincoln CVUL III LC (Elite)/0.20%	7.226114	5.356693	6.156205	6.276166	5.378456
	Lincoln Corporate Variable 4 - Band 1	10.249195	7.561514	8.646784	8.771301	7.479174
	Lincoln Corporate Variable 4 - Band 1/0.35%	7.450339	5.515926	6.329707	6.443374	5.513463
	Lincoln Corporate Variable 4 - Band 2	10.422418	7.712394	8.845805	9.000154	7.697394
	Lincoln Corporate Variable 4 - Band 2/0.20%	7.210219	5.350821	6.149457	6.277231	5.379364
	Lincoln Corporate Variable 4 - Band 3	10.541337	7.816114	8.982707	9.157745	7.84787
	Lincoln Corporate Variable 4 - Band 3/0.10%	7.46048	5.537289	6.37012	6.500748	5.576494
	Lincoln Corporate Variable 4 - Band 4	10.600756	7.868052	9.05144	9.237051	7.92376
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.660516	7.920243	9.120592	9.316936	8.00029
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class
	Lincoln CVUL III Jumbo					9.351908
	Lincoln CVUL III Super Jumbo					9.339115
	Lincoln CVUL III Super Jumbo/0.15%					9.356176

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL III SC (Elite)					9.309331
	Lincoln CVUL III LC (Elite)					9.334854
	Lincoln CVUL III LC (Elite)/0.20%					9.351908
	Lincoln Corporate Variable 4 - Band 1					9.309331
	Lincoln Corporate Variable 4 - Band 1/0.35%					9.339115
	Lincoln Corporate Variable 4 - Band 2					9.334854
	Lincoln Corporate Variable 4 - Band 2/0.20%					9.351908
	Lincoln Corporate Variable 4 - Band 3					9.351908
	Lincoln Corporate Variable 4 - Band 3/0.10%					9.360446
	Lincoln Corporate Variable 4 - Band 4					9.360446
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.369035
PIMCO VIT Real Return Portfolio - Administrative Class
	Lincoln CVUL III Jumbo			9.833698	10.173004	9.928902
	Lincoln CVUL III Super Jumbo			9.82842	10.152307	9.893848
	Lincoln CVUL III Super Jumbo/0.15%			9.835458	10.179913	9.940614
	Lincoln CVUL III SC (Elite)			9.816117	10.104176	9.812534
	Lincoln CVUL III LC (Elite)			9.826662	10.145417	9.88219
	Lincoln CVUL III LC (Elite)/0.20%			9.833698	10.173004	9.928902
	Lincoln Corporate Variable 4 - Band 1			9.816117	10.104176	9.812534
	Lincoln Corporate Variable 4 - Band 1/0.35%			9.82842	10.152307	9.893848
	Lincoln Corporate Variable 4 - Band 2			9.826662	10.145417	9.88219
	Lincoln Corporate Variable 4 - Band 2/0.20%			9.833698	10.173004	9.928902
	Lincoln Corporate Variable 4 - Band 3			9.833698	10.173004	9.928902
	Lincoln Corporate Variable 4 - Band 3/0.10%			9.837218	10.186826	9.95234
	Lincoln Corporate Variable 4 - Band 4			9.837218	10.186826	9.95234
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.840701	10.200313	9.975084
PIMCO VIT Total Return Portfolio - Administrative Class
	Lincoln CVUL III Jumbo	10.053355	10.078499	10.32818	10.814569	10.735828
	Lincoln CVUL III Super Jumbo	10.028431	10.038442	10.271713	10.739325	10.645152
	Lincoln CVUL III Super Jumbo/0.15%	10.061677	10.091886	10.34707	10.839766	10.766223
	Lincoln CVUL III SC (Elite)	9.970514	9.945595	10.141157	10.565787	10.436544
	Lincoln CVUL III LC (Elite)	10.020137	10.025125	10.25296	10.714361	10.615099
	Lincoln CVUL III LC (Elite)/0.20%	10.053355	10.078499	10.32818	10.814569	10.735828
	Lincoln Corporate Variable 4 - Band 1	9.970514	9.945595	10.141157	10.565787	10.436544
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.156943	10.167082	10.403343	10.876947	10.781568
	Lincoln Corporate Variable 4 - Band 2	10.019843	10.02446	10.25228	10.71365	10.614394
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.053355	10.078738	10.328425	10.814826	10.736083
	Lincoln Corporate Variable 4 - Band 3	10.053355	10.078499	10.32818	10.814569	10.735828
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.170725	10.206364	10.469676	10.973694	10.904694
	Lincoln Corporate Variable 4 - Band 4	10.070006	10.105291	10.365995	10.865023	10.796274
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.086174	10.13142	10.403195	10.91492	10.856742
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	Lincoln CVUL III Jumbo			10.207991	10.920308	10.073398
	Lincoln CVUL III Super Jumbo			10.197833	10.893095	10.03323
	Lincoln CVUL III Super Jumbo/0.15%			10.211379	10.929394	10.086823
	Lincoln CVUL III SC (Elite)			10.17417	10.82986	9.940125
	Lincoln CVUL III LC (Elite)			10.19445	10.884039	10.019876
	Lincoln CVUL III LC (Elite)/0.20%			10.207991	10.920308	10.073398
	Lincoln Corporate Variable 4 - Band 1			10.17417	10.82986	9.940125
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.197833	10.893095	10.03323
	Lincoln Corporate Variable 4 - Band 2			10.19445	10.884039	10.019876
	Lincoln Corporate Variable 4 - Band 2/0.20%			10.207991	10.920308	10.073398
	Lincoln Corporate Variable 4 - Band 3			10.207991	10.920308	10.073398
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.214769	10.938487	10.100265
	Lincoln Corporate Variable 4 - Band 4			10.214769	10.938487	10.100265
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.221551	10.956681	10.127198

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
T. Rowe Price Equity Income Portfolio
	Lincoln CVUL III Jumbo	17.213369	16.001584	19.030799	22.03566	19.902359
	Lincoln CVUL III Super Jumbo	17.130336	15.900513	18.882267	21.830923	19.687873
	Lincoln CVUL III Super Jumbo/0.15%	17.216037	16.012072	19.052791	22.072151	19.945293
	Lincoln CVUL III SC (Elite)	16.938145	15.667156	18.540183	21.360571	19.196352
	Lincoln CVUL III LC (Elite)	17.102748	15.866966	18.833016	21.763104	19.616895
	Lincoln CVUL III LC (Elite)/0.20%	17.189302	15.979211	19.004191	22.00485	19.874532
	Lincoln Corporate Variable 4 - Band 1	16.938145	15.667156	18.540183	21.360571	19.196352
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.208685	9.475782	11.252734	13.009963	11.732829
	Lincoln Corporate Variable 4 - Band 2	17.102743	15.86695	18.832998	21.763083	19.616876
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.180571	11.3231	13.466633	15.593106	14.083411
	Lincoln Corporate Variable 4 - Band 3	17.213376	16.001583	19.030799	22.035659	19.902358
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.222542	9.512409	11.324489	13.125676	11.866829
	Lincoln Corporate Variable 4 - Band 4	17.268948	16.06932	19.130468	22.173214	20.046643
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.324696	16.137334	19.230647	22.311614	20.191982
Templeton Foreign VIP Fund - Class 2
	Lincoln CVUL	16.797305	15.597201	16.599735	19.235573	16.15179
	Lincoln CVUL/0.35%	12.310595	11.471166	12.251292	14.246393	12.004438
	Lincoln CVUL LC	17.590201	16.382568	17.487961	20.325686	17.118463
	Lincoln CVUL LC/0.20%	12.398818	11.570733	12.376179	14.413204	12.163241
Templeton Global Bond VIP Fund - Class 1
	Lincoln CVUL	20.339898	19.369661	19.851705	20.137884	20.440196
	Lincoln CVUL/0.35%	12.687069	12.124265	12.469553	12.693659	12.929407
	Lincoln CVUL LC	20.936341	19.997588	20.556823	20.92213	21.302207
	Lincoln CVUL LC/0.20%	12.777947	12.229451	12.59661	12.842247	13.100397
	Lincoln CVUL III Jumbo	21.342701	20.42656	21.039819	21.4501	21.881281
	Lincoln CVUL III Super Jumbo	21.036779	20.103577	20.676109	21.047705	21.438605
	Lincoln CVUL III Super Jumbo/0.15%	12.026404	11.515927	11.867596	12.105068	12.354577
	Lincoln CVUL III SC (Elite)	20.339898	19.369661	19.851705	20.137884	20.440196
	Lincoln CVUL III LC (Elite)	20.936341	19.997588	20.556823	20.92213	21.302207
	Lincoln CVUL III LC (Elite)/0.20%	12.777947	12.229451	12.59661	12.842247	13.100397
	Lincoln Corporate Variable 4 - Band 1	20.339898	19.369661	19.851705	20.137884	20.440196
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.890437	9.451692	9.720868	9.895574	10.079355
	Lincoln Corporate Variable 4 - Band 2	20.935535	19.996834	20.556047	20.915029	21.292812
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.938366	9.511763	9.797332	9.988379	10.189163
	Lincoln Corporate Variable 4 - Band 3	21.343243	20.427081	21.040355	21.450646	21.881839
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.903862	9.488227	9.782866	9.983617	10.194493
	Lincoln Corporate Variable 4 - Band 4	21.549314	20.64495	21.286035	21.722827	22.181669
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.769282	20.876564	21.546372	22.010505	22.497917
Templeton Growth VIP Fund - Class 1
	Lincoln CVUL III Jumbo	23.81451	22.284564	24.441498	28.970691	24.689384
	Lincoln CVUL III Super Jumbo	22.958725	21.45153	23.492572	27.804216	23.659748
	Lincoln CVUL III Super Jumbo/0.15%	16.157867	15.127385	16.599868	19.685781	16.785002
	Lincoln CVUL III SC (Elite)	19.893734	18.522751	20.214264	23.840706	20.216096
	Lincoln CVUL III LC (Elite)	20.700861	19.332214	21.161028	25.032249	21.29031
	Lincoln CVUL III LC (Elite)/0.20%	16.132775	15.096336	16.557518	19.62575	16.725445
	Lincoln Corporate Variable 4 - Band 1	20.311304	18.910191	20.637085	24.33938	20.638955
	Lincoln Corporate Variable 4 - Band 1/0.35%	9.234775	8.628534	9.449513	11.183811	9.516749
	Lincoln Corporate Variable 4 - Band 2	21.023452	19.63334	21.489572	25.419974	21.620077
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.391076	10.659264	11.690981	13.857411	11.809547
	Lincoln Corporate Variable 4 - Band 3	18.194802	17.025913	18.673859	22.134265	18.86325
	Lincoln Corporate Variable 4 - Band 3/0.10%	9.247314	8.661892	9.509785	11.283288	9.625466
	Lincoln Corporate Variable 4 - Band 4	20.693732	19.383691	21.280944	25.256595	21.545493
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.143912	14.199398	15.604941	18.533718	15.826496
Templeton Growth VIP Fund - Class 2
	Lincoln CVUL	21.884238	20.321897	22.121444	26.031134	22.011033
	Lincoln CVUL/0.35%	14.936467	13.918808	15.204466	17.954351	15.234856

Lincoln Life Flexible Premium Variable Life Account S

Note to Supplementary Financial Information (continued)

End of Year Unit Values for Years 2014 to 2018 (continued)

Subaccount	Product(s)	2014	2015	2016	2017	2018
	Lincoln CVUL LC	22.373136	20.838367	22.751796	26.853274	22.774485
	Lincoln CVUL LC/0.20%	15.043864	14.039857	15.359558	18.164854	15.437055
Wells Fargo VT Discovery Fund - Class 2
	Lincoln CVUL III Jumbo	10.590377	10.414622	11.188462	14.418689	13.37365
	Lincoln CVUL III Super Jumbo	10.572327	10.38128	11.135931	14.329498	13.270988
	Lincoln CVUL III Super Jumbo/0.15%	10.596401	10.425759	11.206027	14.448543	13.408047
	Lincoln CVUL III SC (Elite)	10.530329	10.303896	11.014315	14.12352	13.034492
	Lincoln CVUL III LC (Elite)	10.566317	10.37019	11.118476	14.29989	13.236942
	Lincoln CVUL III LC (Elite)/0.20%	10.590377	10.414622	11.188462	14.418689	13.37365
	Lincoln Corporate Variable 4 - Band 1	10.530329	10.303896	11.014315	14.12352	13.034492
	Lincoln Corporate Variable 4 - Band 1/0.35%	10.39446	10.206627	10.948583	14.088421	13.047719
	Lincoln Corporate Variable 4 - Band 2	10.566317	10.37019	11.118476	14.29989	13.236942
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.590377	10.414622	11.188462	14.418689	13.37365
	Lincoln Corporate Variable 4 - Band 3	10.590377	10.414622	11.188462	14.418689	13.37365
	Lincoln Corporate Variable 4 - Band 3/0.10%	10.40857	10.246077	11.018403	14.21373	13.196745
	Lincoln Corporate Variable 4 - Band 4	10.602428	10.436909	11.223619	14.478458	13.442532
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.614493	10.459249	11.258904	14.538497	13.511791

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Supplemental Information

We previously audited, in accordance with the standards of the Public Company Oversight Board (United States), the financial statements for the four years ended December 31, 2017 (none of which are presented herein) and expressed an unqualified opinion on those financial statements. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2018, 2017, 2016, 2015 and 2014 has been subjected to audit procedures performed in conjunction with the audit of the Variable Account's financial statements. Such information is the responsibility of the Variable Account's management. Our audit procedures included determining whether the information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Ernst & Young

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania

April 12, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS International Value Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP Income & Growth Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP Inflation Protection Fund - Class II	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP International Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP Mid Cap Value - Class I	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from August 3, 2017 (commencement of operations) through December 31, 2017
American Funds Bond Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Capital Income Builder® - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth-Income Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds High-Income Bond Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds International Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
BlackRock High Yield V.I. Fund - Class I	Available fund with no money invested at December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® International Value Equity Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® REIT Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Value Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2018	For the period from February 22, 2018 (commencement of operations) through December 31, 2018	For the period from February 22, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Income VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Small-Mid Cap Growth VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin U.S. Government Securities VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from April 25, 2017 (commencement of operations) through December 31, 2017
Invesco V.I. Growth and Income Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Ivy VIP Asset Strategy Portfolio - Class II	As of December 31, 2018	For the period from June 15, 2018 (commencement of operations) through December 31, 2018	For the period from June 15, 2018 (commencement of operations) through December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Flexible Bond Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Global Research Portfolio - Service Shares	Available fund with no money invested at December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from March 2, 2017 (commencement of operations) through December 31, 2017
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from April 17, 2017 (commencement of operations) through December 31, 2017
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2017	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2017	For the year ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Multi-Asset Income Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	Available fund with no money invested at December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	Available fund with no money invested at December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Income Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Goldman Sachs Income Builder Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Government Money Market Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP MFS Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	Available fund with no money invested at December 31, 2018	Available fund with no activity in the Statements of Operations at December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M Capital Appreciation Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M International Equity Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M Large Cap Growth Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M Large Cap Value Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Growth Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Mid Cap Growth Series - Initial Class	Available fund with no money invested at December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Research Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Total Return Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Utilities Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from January 4, 2017 (commencement of operations) through December 31, 2017
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	Available fund with no money invested at December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018	For the period from April 5, 2018 (commencement of operations) through December 31, 2018
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Putnam VT Multi-Asset Absolute Return Fund - Class IA	Available fund with no money invested at December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from October 11, 2017 (commencement of operations) through December 31, 2017
T. Rowe Price Equity Income Portfolio	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Foreign VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Growth VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Growth VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Wells Fargo VT Discovery Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Commission Schedule for Variable Life Policies.(2)
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)
(d)	(1)	Policy Form LN939(14)
(2)	Load Amortization Rider—LR853(14)
(3)	Term Insurance Rider—LR526(8)
(4)	Enhanced Surrender Value Rider—LR529(9)
(5)	Adjustable Benefit Enhancement Rider—LR790 (11)
(6)	Alternative Policy Loan Rider—LR791(12)
(7)	Surrender Value and Loan Spread Enhancement Rider—LR793(20)
(8)	Customized Benefit Enhancement Rider—LR797(10)
(9)	Earnings Stabilization Rider—LR798(22)
(e)	(1)	Application Part I—B58 (LCV5)(16) and B65 (LCCVUL) (17)
(2)	Application Part II (Corporate/Individual Owner)—B59 (LCV5)(16) and B66 (LCCVUL) (17)
(3)	Consent Forms B10457 and B10458 (LCV5)(16) and B10493 and B10494 (LCCVUL) (17)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
(2)	Bylaws of The Lincoln National Life Insurance Company.(7)
(g)	Reinsurance Contracts.(13)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (21)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (18)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (17)
(4)	American Funds Insurance Series (27)
(5)	BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (29)
(a)	Amendment dated August 31, 2018 (Filed herewith)
(6)	Delaware VIP Trust (18)
(7)	Deutsche Investments VIT Funds (21)
(8)	Deutsche Variable Series II (18)
(9)	Eaton Vance Variable Trust (28)
(10)	Fidelity Variable Insurance Products (17)
(11)	Franklin Templeton Variable Insurance Products Trust (18)
(12)	Goldman Sachs Variable Insurance Trust (18)
(13)	Ivy Variable Insurance Portfolios (25)
(14)	Janus Aspen Series (15)
(15)	JPMorgan Insurance Trust (27)
(16)	Legg Mason Partners Variable Equity Trust (17)
(17)	Lincoln Variable Insurance Products Trust (24)

(18)	M Fund, Inc. (21)
(19)	MFS Variable Insurance Trust I, II, III (18)
(a)	Amendment dated August 1, 2016 (Filed herewith)
(20)	Neuberger Berman Advisers Management Trust (21)
(21)	Oppenheimer Variable Account Funds (18)
(22)	PIMCO Variable Insurance Trust (17)
(23)	Putnam Variable Trust (27)
(24)	T. Rowe Price Equity Series, Inc. (19)
(a)	Amendment dated March 24, 2014 (26)
(25)	Wells Fargo Variable Trust Funds (23)
(i)	(1)	Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (Filed herewith)
(j)	Not applicable.
(k)	Opinion and Consent of Scott C. Durocher, Esquire
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures (Filed herewith)

(1)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(4)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.
(5)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(6)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(e)	Form of Broker-Dealer Selling Agreement among the Lincoln National Life Insurance company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(8)	Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.
(10)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 19, 2012.
(11)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

(12)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(14)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(16)	Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(17)	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(18)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(19)	(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)
(d)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)
(20)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(22)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-125790) filed on October 18, 2013.
(23)	(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(d)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-125790) filed on April 1, 2014. (Amendment dated November 11, 2013)
(24)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(25)	Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
(a)	Amendment incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-6 (File No. 333-125790) filed on April 17, 2017.
(26)	Incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
(27)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(28)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
(29)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Leon E. Roday**	Executive Vice President and General Counsel
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart (Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-222786) filed on May 14, 2018.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln

Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 36 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 12th day of April, 2019.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account S
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement (File No.: 333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on April 12, 2019 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Leon E. Roday *	Executive Vice President; General Counsel and Director
Leon E. Roday

	/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ Scott C. Durocher
Scott C. Durocher
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL2015/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014
VULone2019
AssetEdge VUL2019/AssetEdge Exec VUL 2019
AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class
Shareholder’s Advantage purchased on and after May 21, 2019

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity
Secured Retirement Income Version 1
Secured Retirement Income Version 2
Secured Retirement Income Version 3
Secured Retirement Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (81108517)

ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (81108517) Continued

ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Invester Advantage 2018
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage RIA Class
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing

Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass*	President, Chairman and Director
Dennis R. Glass

/s/ Ellen Cooper*	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag*	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Leon E. Roday*	Executive Vice President, General Counsel and Director
Leon E. Roday

/s/Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

/s/Keith J. Ryan*	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/ Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/ Kimberly A. Genovese	/s/ Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/Donald E. Keller	/s/Brian A. Kroll
Donald E. Keller	Brian A. Kroll

/s/Michelle Grindle	/s/Jeffrey L. Smith
Michelle Grindle	Jeffrey L. Smith

/s/John D. Weber	/s/Jassmin McIver-Jones
John D. Weber	Jassmin McIver-Jones

Version dated: March 2019